                        INTERSTATE GENERAL COMPANY L.P.
                          222 Smallwood Village Center
                          St. Charles, Maryland 20602

Dear IGC Unitholder:

          As we announced in December 1996, we propose to transfer the principal real estate operations of Interstate General Company L.P. ("IGC") to American Community Properties Trust ("ACPT") and to distribute to the partners of IGC, including IGC Unitholders, all of the common shares of ACPT (the
"Restructuring").

          The purpose of the Restructuring is to create an attractive investment vehicle for the principal real estate assets and operations of IGC that will not be burdened with the operating losses of American Family Homes, LLC ("AFH") and the capital needs of Interstate Waste Technologies, Inc. ("IWT"), and Caribe Waste Technologies, Inc. ("CWT") or with the wetlands litigation. In addition, ACPT, as a type of business trust whose principal income is dividends from corporations, should be a more attractive investment for pension funds and mutual funds than is IGC as a master limited partnership. We expect that ACPT will have greater access to capital markets than IGC has had.

          ACPT will act as a self-managed holding company and will own all of the outstanding equity interests in American Rental Management Company ("American Management"), American Land Development US, Inc. ("American Land"), and IGP Group Corp. ("IGP Group") and all of the outstanding common stock of American Rental Properties Trust ("American Rental"). In the Restructuring, American Rental, through its subsidiary partnership American Housing Properties L.P. ("American Housing"), will acquire IGC's partnership interests in United States investment apartment properties and its land in the United States presently intended for development as apartment properties. American Rental, a Maryland real estate investment trust, is expected to be taxed as a real estate investment trust ("REIT"). American Management, which currently is a wholly-owned subsidiary of IGC, acquired IGC's United States property management services operations. It is a Delaware corporation and will be taxed as a corporation. American Land will acquire IGC's principal United States community development assets and operations, principally land in St. Charles, Maryland. American Land is a Maryland corporation and will be taxed as a corporation. IGP Group will acquire substantially all of IGC's interests in its affiliate Interstate General Properties Limited Partnership S.E. ("IGP"), which will continue to hold its interests in Puerto Rico investment apartment properties, Puerto Rico management services and the rights to income, gains and losses associated with land in Puerto Rico held by an 80% subsidiary of IGP, Land Development Associates S.E. ("LDA"), for development as rental properties. A Class B interest in IGP will be transferred to American Land (the "Class B IGP Interest"). This interest will represent all of IGP's rights to income, gains and losses associated with land in Puerto Rico held by LDA that currently is designated for development as saleable property. IGP Group intends to qualify as a Puerto Rico pass-through entity that is expected to be taxed as a corporation for U.S. tax purposes and will not be taxable at the entity level for Puerto Rico income tax purposes.

          After these asset transfers have been completed, IGC will distribute all of the outstanding common shares of ACPT to the general and limited partners (including Unitholders) of IGC pro rata in accordance with their percentage interest in IGC. IGC Unitholders in the aggregate will receive 99% of ACPT's common shares on the basis of one ACPT common share for every two IGC Units held. Based on the number of IGC Units currently outstanding, approximately 5,250,000 ACPT common shares will be distributed. As of December 31, 1996, the Net Asset Value per common share of ACPT is estimated by IGC to be $20.94, based on appraisals of land assets and valuations of interests in apartment properties, management contracts and other assets. ACPT has received preliminary approval for listing of the common shares on the American Stock Exchange ("AMEX") and has applied for listing on the Pacific Stock Exchange ("PSE").

          Also in connection with the Restructuring, subject to prevailing market conditions, ACPT will seek to raise up to $35 million in additional equity capital through a private offering of preferred shares (the "Private Offering"). Proceeds from the Private Offering would be used to pay down existing bank debt and for working capital. The terms of the preferred shares will be negotiated with purchasers, but they may include rights to preferred distributions, cumulative distributions, and/or liquidation preferences. The preferred shares also may be convertible into common shares at a negotiated conversion ratio. The Private Offering, if completed, would result in dilution of the percentage interest of all ACPT shareholders including the Wilson Family, whose percentage ownership would likely be reduced below 40%. Regardless of the outcome of the Private Offering, the Wilson Family intends to take such other actions as may be necessary to reduce its percentage interest to below 40% in order to permit American Rental to qualify as a REIT.

          After the Restructuring, IGC will continue to own certain assets that in management's view do not fit ACPT's business plan. These include the Towne Center land in St. Charles, Maryland, which has been the subject of the wetlands litigation, certain single family home lots in the Dorchester neighborhood in St. Charles, 14 acres of commercial land in St. Charles, certain land in Pomfret, Maryland and St. Mary's County, Maryland, a 50% interest in a partnership that owns land in Brandywine, Maryland, all of the shares of AFH, rights to collect the principal balance of a note in the amount of $6.77 million payable by a subsidiary of ACPT, as well as fractional interests in Chastleton Apartment Associates, L.P. and Coachman's L.P. Substantially all of the common stock of IWT and CWT (excluding shares issued as incentive compensation for employees) will be held in a trust for the benefit of IGC Unitholders (the "CWT Trust"). Prior to contributing IWT and CWT stock to the CWT Trust, IGC will capitalize these entities with $1 million cash, certain residential lots in the Montclair development of Prince William County, Virginia, and a note payable by a third party in the amount of $1.06 million. Our goal is to place AFH, CWT and IWT on a sound financial footing so that they can be sold or distributed to IGC Unitholders. The AMEX [and the PSE] have advised that they will continue the listing of IGC Units following the Restructuring. IGC expects the PSE also to continue listing the IGC Units following the Restructuring and is currently seeking confirmation of such continued listing from the PSE.

          We have scheduled a special meeting of the IGC Unitholders to vote on the Restructuring. The special meeting will be held on _______, __________, 1998, at _____ a.m. (local time), at _______________________________
____________________________________________.  The record date for IGC
Unitholders entitled to vote at the special meeting is __________, 1998. The Restructuring cannot be completed without approval of the IGC Unitholders by a vote of (i) the holders of a majority of the outstanding IGC Units, and (ii) a majority of the IGC Units not held by the Wilson Family that are present and voting at the meeting. The Restructuring also is contingent upon the management of IGC determining that IGC will be classified as a partnership for federal income tax purposes for 1998.

          THE BOARD OF DIRECTORS OF INTERSTATE GENERAL MANAGEMENT CORPORATION, IGC'S MANAGING GENERAL PARTNER, BY UNANIMOUS VOTE, HAS APPROVED THE RESTRUCTURING AND RECOMMENDS THAT THE IGC UNITHOLDERS VOTE FOR APPROVING THE RESTRUCTURING.

          Whether or not you plan to attend the special meeting of IGC Unitholders, please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the Restructuring. If you fail to return your card, your Units will not be voted on the Restructuring proposal.

          This Proxy Statement is first being mailed to IGC Unitholders on __________, 1998. It provides you with detailed information about the proposed Restructuring. It is a prospectus for the ACPT common shares and also a Proxy Statement for the special meeting of IGC Unitholders. We encourage you to read this entire document carefully.

                              Sincerely,


                              James J. Wilson
                              Chairman and Chief
                                Executive Officer

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.
+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                                      Subject to completion,              , 1998


Proxy Statement/Prospectus



                 Distribution of up to 5,250,000 Common Shares
                                       of
                      American Community Properties Trust
                                     to the
                 Unitholders of Interstate General Company L.P.
                                ________________


          This Prospectus relates to a proposal to transfer the principal real estate assets and operations of Interstate General Company L.P. ("IGC") to American Community Properties Trust ("ACPT") and to distribute to the partners of IGC, including holders (the "IGC Unitholders") of Class A Units of IGC ("IGC Units"), all of the common shares of beneficial interest of ACPT (the "Common Shares") (the "Restructuring").

          The purpose of these transactions is to establish ACPT as an independent, publicly traded entity whose principal income is dividends from corporations controlled by ACPT that are engaged principally in real estate businesses. ACPT will not have any operating income. ACPT was formed as a real estate investment trust under Article 8 of the Maryland Corporations and Associations Law (the "Maryland Trust Law") but is expected to be taxed as a partnership. Under the Maryland Trust Law, at least 75% of the value of ACPT's assets must be held, directly or indirectly, in real estate assets, mortgages and mortgage related securities, government securities, and cash and cash equivalent items. ACPT is expected to be more attractive to investors generally, and to institutional investors such as pension funds and mutual funds in particular, than is IGC as a master limited partnership that includes some non real estate businesses.

          IGC will retain the properties in St. Charles, Maryland, that currently are the subject of wetlands litigation, certain additional residential and commercial properties in St. Charles, certain parcels of land in Pomfret, Maryland and in St. Mary's County, Maryland, a 50% interest in a partnership that owns land in Brandywine, Maryland, and fractional interests in Chastleton Apartment Associates ("Chastleton") and Coachman's L.P. IGC also will retain rights to collect the principal balance of a note (the "LDA Note") in the amount of $6.77 million payable by Land Development Associates, S.E. ("LDA"), ACPT's affiliate that holds land development assets in Puerto Rico. ACPT will not have any interest in American Family Homes, LLC ("AFH"), which will continue to be held by IGC, or in Interstate Waste Technologies, Inc. ("IWT") or Caribe Waste Technologies, Inc. ("CWT"). Substantially all of the stock of IWT and CWT will be held in a trust for the benefit of IGC Unitholders (the "CWT Trust").

Prior to contributing IWT and CWT stock to the CWT Trust, IGC will capitalize these entities with $1 million in cash, certain residential lots in the Montclair development of Prince William County, Virginia, and a note receivable in the amount of $1.06 million.

          The distribution of Common Shares (the "Distribution") will be undertaken on or about _______________, 1998, following completion of the transfer of assets to ACPT (the "Asset Transfers"), to IGC Unitholders of record on _______________, 1998 (the "Record Date") on the basis of one Common Share for every two IGC Units held, as well as to the general partners of IGC, Interstate General Management Corporation ("IGMC") and Interstate Business Corporation ("IBC"), in accordance with their respective 1/3% and 2/3% general partnership interests. No consideration will be required to be paid by IGC Unitholders to receive Common Shares, nor will they be required to surrender or exchange IGC Units in order to receive Common Shares. ACPT has received preliminary approval for listing of the Common Shares on the American Stock Exchange (the "AMEX") and has applied for listing on the Pacific Stock Exchange (the "PSE"). IGC Units will continue to be listed on AMEX and [the PSE] following the Restructuring.

          This Prospectus is also a Proxy Statement which, together with a Proxy Card, is being furnished to IGC Unitholders in connection with the solicitation by IGMC of proxies for the authorization and approval of the Restructuring.

          On _______________, 1998, the last reported sale price of the IGC Units on the AMEX was $_____ per IGC Unit.

          The Proxy Statement/Prospectus does not cover resales of ACPT Common Shares received by IGC Unitholders in the Restructuring, and no person is authorized to make use of this Proxy Statement/Prospectus in connection with any such resale.

                         ______________________________

          SEE "RISK FACTORS" ON PAGE [__] FOR CERTAIN FACTORS RELEVANT TO THE RESTRUCTURING AND INVESTMENT IN THE COMMON SHARES, INCLUDING:

     . ABSENCE OF DISSENTERS' APPRAISAL RIGHTS; ALL IGC UNITHOLDERS WILL BE BOUND BY THE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING IGC UNITS AND A MAJORITY OF THE VOTES CAST BY IGC UNITHOLDERS NOT AFFILIATED WITH MEMBERS OF THE FAMILY OF JAMES J. WILSON (THE "WILSON FAMILY").

     . MEMBERS OF THE WILSON FAMILY WILL BE ABLE TO EXERT SUBSTANTIAL CONTROL OVER VOTES ON MATTERS AFFECTING ACPT THROUGH THEIR CONTROL OF CERTAIN SHAREHOLDERS. IN ADDITION, ACPT IS SUBJECT TO OTHER CONFLICTS OF INTEREST ARISING OUT OF ITS RELATIONSHIPS WITH CERTAIN SHAREHOLDERS, MEMBERS OF MANAGEMENT, AND THEIR AFFILIATES. CERTAIN ACTIONS OR

          DECISIONS BY THESE PARTIES MAY HAVE AN ADVERSE EFFECT ON THE INTERESTS OF SHAREHOLDERS.

     . THERE IS NO GUARANTEE THAT A PUBLIC MARKET FOR COMMON SHARES WILL DEVELOP OR BE SUSTAINED AFTER THE DISTRIBUTION.

     . THE AGGREGATE PRICES AT WHICH THE COMMON SHARES AND IGC UNITS TRADE AFTER THE DISTRIBUTION MAY BE HIGHER OR LOWER THAN THE PRICES AT WHICH THE IGC UNITS TRADED BEFORE THE DISTRIBUTION. IT ALSO IS LIKELY THAT THE COMMON SHARES WILL TRADE AT A PRICE SUBSTANTIALLY LOWER THAN THE $20.94 NET ASSET VALUE PER SHARE AS OF DECEMBER 31, 1996, DETERMINED BY MANAGEMENT.

     . THE RESTRUCTURING IS SUBJECT TO OBTAINING THE APPROVALS OF CERTAIN GOVERNMENT ENTITIES, INCLUDING HUD, CERTAIN IGC LENDERS, AND CERTAIN LIMITED PARTNER INVESTORS IN THE U.S. APARTMENT PARTNERSHIPS.

     . AS A RESULT OF CERTAIN ASSET TRANSFERS PRIOR TO THE RESTRUCTURING, APPROXIMATELY [$4.2 MILLION] IN GAIN WILL BE RECOGNIZED BY IGC (AND THE IGC UNITHOLDERS WILL TAKE INTO ACCOUNT THEIR ALLOCABLE SHARE OF SUCH GAIN -- APPROXIMATELY [$.40] PER UNIT).

     . TAX CONSIDERATIONS RELATED TO THE RESTRUCTURING ARE COMPLEX AND INVOLVE SUBSTANTIAL RISKS, INCLUDING THE REIT CLASSIFICATION OF AMERICAN RENTAL, THE PARTNERSHIP CLASSIFICATION OF ACPT, THE PARTNERSHIP CLASSIFICATION OF IGC, AND THE CLASSIFICATION OF IGP GROUP FOR U.S. AND PUERTO RICO TAX PURPOSES.

     . THE BUSINESS OF ACPT WILL BE SUBJECT TO CERTAIN REAL ESTATE FINANCING RISKS, INCLUDING RISING INTEREST RATES, DEBT FINANCING RISKS, RISKS ASSOCIATED WITH FINANCING NEW DEVELOPMENTS THROUGH CONSTRUCTION LOANS, AND RISKS ASSOCIATED WITH SALE AND FORECLOSURE.

     . THE BUSINESS OF ACPT WILL BE SUBJECT TO CERTAIN REAL ESTATE INVESTMENT RISKS, INCLUDING OPERATING RISKS ASSOCIATED WITH REAL ESTATE, DEVELOPMENT RISKS, SUCH AS ZONING APPROVALS, THE POTENTIAL APPLICATION OF FEDERAL AND STATE ENVIRONMENTAL LAWS AND FEDERAL LAWS RELATING TO DISABLED PERSONS, AND CHANGES IN TAX LAWS AND BUILDING SAFETY REGULATIONS, AND COMPETITIVE RISKS FROM OTHER ENTITIES.

     . ACPT'S U.S. AND PUERTO RICO APARTMENT PROPERTIES, AND ITS DEVELOPMENT OF FUTURE PROJECTS, COULD BE ADVERSELY AFFECTED BY CHANGES IN GOVERNMENT REGULATIONS THAT RESTRICT SUBSIDY PROGRAMS FOR NEW CONSTRUCTION OF LOW AND MODERATE INCOME HOUSING BY DEVELOPERS SUCH AS ACPT.

     . THE TRANSFERABILITY AND OWNERSHIP OF ACPT COMMON SHARES WILL BE RESTRICTED INSOFAR AS NO SHAREHOLDER (OTHER THAN CERTAIN CURRENT IGC UNITHOLDERS) MAY OWN MORE THAN 2% OF THE OUTSTANDING COMMON SHARES.

     . OTHER PROVISIONS IN ACPT'S ORGANIZATIONAL DOCUMENTS MAY HAVE THE EFFECT OF DISCOURAGING A CHANGE IN CONTROL.


                          ____________________________

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR
  ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
     PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          ____________________________

          The date of this Proxy Statement/Prospectus is _______________, 1998.

          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE OFFERING OF SECURITIES MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ACPT OR IGC. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF THE COMMON SHARES OFFERED HEREBY SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF ACPT OR IGC SINCE THE DATE HEREOF OR THAT THE INFORMATION SET FORTH OR INCORPORATED BY REFERENCE HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION OF AN OFFER.


                             AVAILABLE INFORMATION

          IGC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by IGC can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at Seven World Trade Center, 13th Floor, New York, New York 10048 and CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60621-2511. Copies of such material can be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such reports and other information may also be obtained from the web site that the Commission maintains at http://www.sec.gov. In addition, reports and other information concerning IGC may be inspected at the offices of the American Stock Exchange, Inc., 86 Trinity Place, New York, New York 10006-1829.

          Reports and other information concerning IGC may also be obtained electronically through a variety of databases, including, among others, the Commission's Electronic Data Gathering and Retrieval ("EDGAR") program, Knight-Ridder Information Inc., Federal Filing/Dow Jones and Lexis/Nexis.

          ACPT has filed with the Commission a Registration Statement on Form S-4 (together with all amendments, supplements and exhibits thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities

Act"), with respect to the Common Shares to be issued pursuant to the Restructuring. This Proxy Statement/Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which have been omitted in accordance with the rules and regulations of the Commission.
For further information, reference is hereby made to the Registration Statement. Any statements contained herein concerning the provisions of any document filed as an exhibit to the Registration Statement or otherwise filed with the Commission are not necessarily complete, and in each instance reference is made to the copy of such document so filed. Each such statement is qualified in its entirety by such reference.

                               Table of Contents

                                                                                Page
                                                                                ----
Available Information.........................................................    5

Summary.......................................................................   17
     Overview.................................................................   17
     Organizational Charts....................................................   18
     Recommendation of the Board of Directors of IGMC.........................   22
     The Special Meeting......................................................   22
     Principal Advantages of the Restructuring................................   23
          Broader Market for Common Shares than for IGC Units.................   23
          No History of Wetlands Litigation...................................   23
          No Adverse Financial Effects from AFH, IWT, and CWT.................   23
          Simplified Tax Reporting............................................   23
          Enhanced Financing Opportunities....................................   24
          Election of Trustees by Shareholders................................   24
     Principal Disadvantages of the Restructuring.............................   24
          No Cash Distributions to IGC Unitholders............................   24
          Tax Liabilities.....................................................   24
          Reduction of Required Distributions.................................   25
          Antitakeover Effects................................................   25
          Restrictions on Accumulation of Common Shares.......................   26
     Summary Risk Factors.....................................................   26
     Mechanics of the Restructuring...........................................   33
          The Asset Transfers.................................................   33
          The Distribution....................................................   34
          Assets Retained by IGC..............................................   35
     Appraisals...............................................................   35
          Properties Retained by IGC..........................................   35
          Properties Transferred to ACPT......................................   36
     Background of the Restructuring; Consideration of Alternatives...........   36
     Benefits to Insiders.....................................................   38
     The Private Offering.....................................................   39
     No Dissenters' Appraisal Rights..........................................   39
     Conflicts of Interest....................................................   39
     Tax Consequences of the Restructuring for U.S. Unitholders and
      Shareholders............................................................   40
     Tax Consequences of the Restructuring for Puerto Rico Unitholders and
      Shareholders............................................................   40
     Comparison of Operations of ACPT and IGC.................................   40
     Comparative Rights of IGC Unitholders and Shareholders...................   41

                                                                                Page
                                                                                ----
     Summary Combined Historical and Pro Forma Financial and Operating Data...   43

Risk Factors..................................................................   45
     Restructuring Risks......................................................   45
          No Dissenters' Appraisal Rights.....................................   45
          Control of ACPT; Conflicts of Interest..............................   45
          Absence of Existing Trading Market for Common Shares................   46
          Change in Value of Securities; Trading Price Less than Net Asset
           Value..............................................................   46
          Antitakeover Effects................................................   46
          Ownership Limitation................................................   47
          Potential Effects of Issuance of Additional Shares..................   47
          Dependence on Key Personnel; Withdrawal of James J. Wilson
           from Management....................................................   48
          Change in the Rights of IGC Unitholders.............................   48
          Possible Adverse Effect of Market Interest Rates on Price of
           Common Shares......................................................   48
          Approvals Required to Effect the Restructuring......................   49
     Real Estate Financing Risks..............................................   49
          Rising Interest Rates...............................................   49
          Debt Financing and Potential Adverse Effects on Cash Flows and
           Distributions......................................................   49
          Construction Loans and Risks Associated with Sale or
           Foreclosure........................................................   50
          Changes in Policies Without Shareholder Approval....................   50
     Real Estate Investment Risks.............................................   50
          General Risks.......................................................   50
          Operating Risks.....................................................   52
          Development of St. Charles..........................................   52
          Litigation Involving St. Charles Development........................   53
          Termination of HUD Subsidy Contracts; New Apartment Development.....   53
          Competition.........................................................   54
          Possible Environmental Liabilities..................................   55
          Effect of Americans with Disabilities Act Compliance on
           Cash Flow and Distribution.........................................   56
          Change in Tax Laws; Building Safety Regulations.....................   56
          Uninsured Loss......................................................   57
          Risks Involved in Property Ownership Through Partnerships,
           Limited Liability Companies, and Joint Ventures....................   57
          Risks Associated with Illiquidity of Real Estate....................   57

                                                                                  Page
                                                                                  ----
          Risks Associated with Acquisition, Development and Construction.......   58
     Tax Related Risks..........................................................   59
          Asset Transfers.......................................................   59
          Classification of IGC as a Partnership................................   60
          Corporate Level Taxes.................................................   62
          Classification of American Rental as a REIT...........................   62
          Ownership Structure and the Stapled Stock Rules.......................   64
          Classification of IGP Group for United States and Puerto Rico
           Tax Purposes.........................................................   66
          Possible Tax Liabilities in Excess of Cash Distributions..............   67
          Classification of ACPT as a Partnership...............................   68
          Foreign Tax Credits...................................................   68
          Puerto Rico Statehood.................................................   69
          Section 704(c) Allocations and Section 754 Election...................   69
          Recent Changes in Law and Legislative Proposals.......................   70

The Special Meeting.............................................................   71
     Matters Presented for Vote.................................................   71
     Recommendation of the Board of Directors of IGMC...........................   71
     IGC Units Eligible to Vote on the Restructuring............................   72
     Required Vote..............................................................   72
     Broker Non-Votes and Abstentions...........................................   72
     Proxies....................................................................   73
     Revocation of Proxies......................................................   73
     Solicitations by IGC Management............................................   73
     No Dissenters' Appraisal Rights............................................   74

The Restructuring...............................................................   74
     Reasons for the Restructuring..............................................   74
     The Asset Transfers........................................................   74
          American Rental.......................................................   74
          American Management...................................................   75
          American Land.........................................................   75
          IGP Group.............................................................   76
     The Distribution...........................................................   76
     Relationship between IGC and ACPT after the Distribution...................   77
          No Overlapping Management.............................................   77
          Banc One Financing....................................................   78
          NationsBank Letter of Credit..........................................   78
     Assets Retained by IGC.....................................................   79
     Approvals Required to Effect the Restructuring.............................   79

                                                                                 Page
                                                                                 ----
     Background of the Restructuring; Consideration of Alternatives..............  79
          Disadvantages of Current Structure.....................................  79
          Alternatives Considered................................................  80
     The Private Offering........................................................  83
     Principal Advantages of the Restructuring...................................  83
          Broader Market for Common Shares than for IGC Units....................  83
          No History of Wetlands Litigation......................................  84
          No Adverse Financial Effects from AFH, IWT and CWT.....................  84
          Simplified Tax Reporting...............................................  84
          Enhanced Financing Opportunities.......................................  84
          Election of Trustees by Shareholders...................................  85
     Principal Disadvantages of the Restructuring................................  85
          No Cash Distributions to IGC Unitholders...............................  85
          Tax Liabilities........................................................  85
          Reduction of Required Distributions....................................  86
          Antitakeover Effects...................................................  86
          Restrictions on Accumulation of Common Shares..........................  86

ACPT Pro Forma Combined Financial Data...........................................  87

ACPT.............................................................................  92

Distribution Policy..............................................................  92

Capitalization...................................................................  93

Market Prices and Distributions..................................................  93

Selected Combined Historical Financial and Operating Data of American
  Community Portfolio Properties.................................................  95

Management's Discussion and Analysis of Results of Operations and Financial
  Condition......................................................................  97
     General.....................................................................  97
     Results of Operations.......................................................  97
     For the Years Ended December 31, 1997 and 1996..............................  97
          Community Development Operations.......................................  98
          Rental Property Revenues, Net of Operating Expenses....................  98
          Equity in Earnings from Partnerships and Developer Fees................  98
          Management and Other Fees..............................................  98
          Interest Expense.......................................................  98
          General and Administrative Expense.....................................  98

                                                                                  Page
                                                                                  ----
     For the Years Ended December 31, 1996 and 1995.............................   99
          Community Development Operations......................................   99
          Rental Property Revenues Net of Operating Expenses....................   99
          Equity in Earnings from Partnerships and Developer Fees...............   99
          Management and Other Fees.............................................   99
          Interest Expense......................................................   100
          General and Administrative Expense....................................   100
     Liquidity and Capital Resources............................................   100
     Debt Summary...............................................................   101
     Year 2000..................................................................   102
     Forward-Looking Statements.................................................   103

Business and Properties of ACPT.................................................   103
     Rental Apartment Properties................................................   103
          United States.........................................................   103
          Puerto Rico...........................................................   106
          Government Regulation.................................................   108
          Competition...........................................................   109
     Condominium Conversion.....................................................   109
          Puerto Rico...........................................................   109
          United States.........................................................   110
     Community Development......................................................   110
          St. Charles...........................................................   110
               Government Approvals.............................................   112
               Competition......................................................   112
               Environmental Impact.............................................   112
          Parque Escorial.......................................................   113
               Government Approvals.............................................   113
               Competition......................................................   113
               Environmental Impact.............................................   114
     Commercial Rental Properties...............................................   114
     Property Management........................................................   114
     Homebuilding in Puerto Rico................................................   115
     Policies with Respect to Certain Activities................................   115
          Investment Policies...................................................   115
               Investment in Real Estate or Interests in Real Estate............   115
               Investment in Real Estate Mortgages..............................   116
               Securities of or Interests in Persons Primarily Engaged in Real
                Estate Activities and Other Issuers.............................   116
          Affiliate Transaction Policy..........................................   116
          Certain Other Policies................................................   116

                                                                                  Page
                                                                                  ----
Appraisals......................................................................   117
     Properties Transferred to ACPT.............................................   117
          Parque Escorial Planned Community, San Juan/Carolina, Puerto Rico.....   117
          Canovanas Property, Canovanas, Puerto Rico............................   118
          Smallwood Village, Westlake Village, Wooded Glen, and Piney Reach of
           the St. Charles Planned Unit Development and Surrounding Environs,
           St. Charles, MD......................................................   118
          Fairway Village (Residential), St. Charles, MD........................   119
          Fairway Village (Commercial), St. Charles, MD.........................   119
     Properties Retained by IGC.................................................   120
          Brandywine Village, Brandywine, MD....................................   120
          Southlake at Montclair Subdivisions Section S-4, Dumfries, VA.........   120
          Westbury, Phase II Section I, Lexington Park, MD......................   121
          Pomfret Property, Waldorf, MD.........................................   121
          Parcels A-3 & A-4, Westlake Village, St Charles, MD...................   122
          26 Single Family Lots, Dorchester Village, St. Charles, MD............   122
     General....................................................................   122

Legal Proceedings...............................................................   123
     ACPT.......................................................................   123
     IGC........................................................................   123
          Wetlands Litigation...................................................   124
          Other Litigation......................................................   124

IGC Consolidated Financial Data.................................................   125

IGC After the Restructuring.....................................................   132
     No Change in Partnership Structure.........................................   132
     Management of IGC..........................................................   132
     Description of IGC's Continuing Business...................................   132
          Real Estate Development...............................................   133
               Brandywine.......................................................   133
               Pomfret..........................................................   133
               Westbury.........................................................   133
               St. Charles Commercial Land......................................   133
               Dorchester.......................................................   134
               Wetlands Properties..............................................   134
          Interstate Waste Technologies; CWT Trust..............................   134
          American Family Homes.................................................   134
     Listing of IGC Units.......................................................   134

                                                                                     Page
                                                                                     ----
     Creditors Rights..............................................................  135

Management of ACPT.................................................................  135
     ACPT Board of Trustees........................................................  135
     ACPT Trustees and Executive Officers..........................................  136
     Committees of the ACPT Board of Trustees......................................  139
           Audit Committee.........................................................  139
           Compensation Committee..................................................  139
           Nominating Committee....................................................  139
     Compensation of ACPT Trustees.................................................  139
     Executive Compensation........................................................  139
     Employment Agreements.........................................................  140
     Share Incentive Plans.........................................................  141
           Employee Plan...........................................................  141
           Trustees Plan...........................................................  141
     Treatment of IGC Options and Unit Appreciation Rights.........................  142
     Retirement Plans..............................................................  142

Ownership of Common Shares.........................................................  143

Transactions with Related Parties..................................................  145
     Consulting Agreement..........................................................  145
     Banc One Financing............................................................  145
     Joint Litigation with Charles County..........................................  146
     Services of Whitman, Requardt.................................................  146
     NationsBank Letter of Credit..................................................  146
     Payments to IBC for Services Provided by J. Michael Wilson....................  147
     Other Transactions............................................................  147

Income Tax Considerations..........................................................  147
     Federal Income Tax Considerations.............................................  147
          Federal Income Tax Classification of IGC.................................  149
          Federal Income Tax Classification of ACPT................................  152
               Counsel's Opinion of Federal Income Tax Classification of ACPT......  155
          Federal Income Tax Classification of American Rental.....................  156
                REIT Qualification.................................................  157
                General REIT Qualification Requirements, Ownership Structure,
                 and Stapled Stock Rules...........................................  157
                Share Ownership, Reporting.........................................  160
                Sources of Gross Income............................................  162
                75% Gross Income Test..............................................  163
                95% Gross Income Test..............................................  164

                                                                                     Page
                                                                                     ----
               Failing the 75% or 95% Tests; Reasonable Cause.......................  165
               Character of Assets Owned............................................  165
               Annual Distributions to Shareholders.................................  166
               Taxation of American Rental as a REIT................................  168
               Failure to Qualify as a REIT.........................................  169
               Counsel's Opinion Relating to Qualification of American Rental as
                a REIT..............................................................  169
       Federal Income Tax Classification of American Housing and American
         Housing Management Company.................................................  172
       Federal Income Tax Classification of American Land and American Management...  173
       Federal Income Tax Classification of IGP Group...............................  173
       Certain Tax Consequences of the Asset Transfers..............................  173
       Federal Income Tax Consequences of the Distribution..........................  175
       Federal Income Taxation of ACPT and Shareholders.............................  176
               General..............................................................  176
               Tax Basis of Common Shares...........................................  177
               Income and Loss Allocations..........................................  177
               Coordination of  Allocations and Distributions.......................  178
               Section 704(c) Allocations...........................................  179
               Section 754 Election.................................................  179
               Passive Loss and Income..............................................  180
               Taxation of Foreign Investors........................................  180
               Taxation of Shareholder Distributions Other than in Liquidation
                 Foreign Tax Credit.................................................  180
               Termination of ACPT for Tax Purposes.................................  182
               Backup Withholding...................................................  183
               Sale or Exchange of Common Shares....................................  183
               Dissolution of ACPT..................................................  184
               Puerto Rico Shareholders.............................................  185
               Certain Federal Income Tax Consequences to Tax Exempt Organizations..  187
               Information Return Filing Requirements...............................  187
               Electing Large Partnerships..........................................  188
               Audit of Partnership Tax Returns and Further Proceedings.............  188
               Penalty for Substantial Understatement; Deduction of Interest........  189

Certain State Income Tax and Puerto Rico Income Tax Considerations..................  190
     Certain State Tax Considerations...............................................  190
     Certain Puerto Rico Income Tax Considerations..................................  191
          Puerto Rico Income Tax Classification of ACPT and IGP Group...............  191
          Puerto Rico Income Taxation of the Distribution...........................  192

                                                                                          Page
                                                                                          ----
              United States Shareholders................................................   192
              Puerto Rico Shareholders..................................................   192
          Puerto Rico Income Taxation of ACPT...........................................   193
          Puerto Rico Income Taxation of IGP Group......................................   194
          Puerto Rico Counsel's Opinions of Puerto Rico Taxation of ACPT and IGP Group..   194
          Certain Puerto Rico Income Tax Consequences to Shareholders...................   195
              United States Shareholders................................................   195
              Puerto Rico Shareholders..................................................   195

Description of Shares of Beneficial Interest............................................   196
     General............................................................................   196
     Common Shares......................................................................   196
     Preferred Shares...................................................................   197
     Transfer Agent.....................................................................   197

Certain Provisions of Maryland Law and of ACPT's Declaration of Trust and Bylaws........   198
     Classification of the Board of Trustees............................................   198
     Independent Trustees...............................................................   199
     Removal of Trustees................................................................   199
     Required Minimum Distributions.....................................................   199
     Supermajority Voting...............................................................   199
     Business Combinations..............................................................   199
     Control Share Acquisitions.........................................................   200
     Amendment of Declaration of Trust and Bylaws.......................................   201
     Limitation of Liability and Indemnification........................................   202
     Dissolution of ACPT................................................................   203
     Possible Antitakeover Effect of Certain Provisions of Maryland Law and of the
      Declaration of Trust and Bylaws...................................................   203
     Maryland Asset Requirements........................................................   203

Comparative Rights of IGC Unitholders and Shareholders..................................   203
     General............................................................................   203
     Management.........................................................................   204
     Required Minimum Distributions.....................................................   204
     Voting Rights......................................................................   204
     Meetings...........................................................................   205
     Amendment of Declaration of Trust, Bylaws and Partnership Agreement................   205
     Limited Liability..................................................................   206
     Dissolution of the Partnership and ACPT............................................   206
     Liquidation Rights.................................................................   206
     Limitations of Liability of General Partners and Trustees..........................   206

                                                                                           Page
                                                                                           ----
     Indemnification.....................................................................   207
     Ownership Limitations...............................................................   207

Legal Matters............................................................................   207

Experts..................................................................................   207

Reports to Shareholders..................................................................   207

Glossary.................................................................................   209

Financial Statements.....................................................................   F-1

                                    SUMMARY

          The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus. Reference is made to, and this Summary is qualified in its entirety by, the more detailed information contained elsewhere in this Proxy Statement/Prospectus. As used in this Proxy Statement/Prospectus, the term "IGC" means Interstate General Company L.P., a Delaware limited partnership, the term "ACPT" means American Community Properties Trust, a Maryland investment trust, the term "IGMC" means Interstate General Management Corporation, a Delaware corporation, and the managing general partner of IGC, the term "IBC" means Interstate Business Corporation, a Delaware corporation and a general partner of IGC. Unless otherwise defined herein, capitalized terms used in this Summary have the meanings ascribed to them elsewhere in this Proxy Statement/Prospectus. IGC Unitholders are urged to read this Proxy Statement/Prospectus in its entirety.


OVERVIEW

          This Proxy Statement/Prospectus relates to a proposal to transfer the principal real estate operations and assets of IGC to ACPT and to distribute to the partners of IGC, including the IGC Unitholders, all of the Common Shares of ACPT. ACPT was organized in March 1997 for purposes of consummating the Restructuring and currently is a wholly-owned subsidiary of IGC. Prior to completion of the Asset Transfers (as described below), ACPT will own no assets. ACPT was formed as a real estate investment trust under Article 8 of the Maryland Trust Law but is expected to be taxed as a partnership. Under the Maryland Trust Law, at least 75% of the value of ACPT's assets must be held, directly or indirectly, in real estate assets, mortgages and mortgage related securities, government securities, and cash and cash equivalent items. The purpose of these transactions is to create an investment vehicle whose principal income is dividends from corporations engaged principally in real estate businesses. This should be a more attractive investment for pension funds and mutual funds than is IGC as a master limited partnership engaged in both real estate and non real estate businesses. ACPT will not have any operating income. Management expects that ACPT will have greater access to capital markets than IGC has had. In addition, ACPT will not be burdened with the operating losses and capital needs of AFH, the capital needs of IWT and CWT or the IGC wetlands litigation. See "The Restructuring -- Reasons for the Restructuring." The contemplated transactions include (i) the transfer to ACPT of substantially all of IGC's U.S. community development assets, investment apartment property, and property management services assets, its similar assets in Puerto Rico and its Puerto Rico homebuilding operations (the "Asset Transfers"), and (ii) the distribution of all of the Common Shares of ACPT to the partners of IGC, including the IGC

Unitholders (the "Distribution"). These transactions are sometimes collectively referred to herein as the "Restructuring."

          In addition, in connection with the Restructuring, and subject to market conditions, ACPT will seek to raise up to $35 million in additional equity capital through a private offering of preferred shares (the "Private Offering"). See "The Restructuring -- The Private Offering."

ORGANIZATIONAL CHARTS.

          The following organization charts graphically depict the transactions constituting the Restructuring.

IGC PRIOR TO THE RESTRUCTURING

     The following chart depicts the organizational structure of IGC and its subsidiaries immediately prior to the Restructuring. St. Charles Operating Co. LLC owns the Wetlands Properties, including the Towne Center South land, and IGC directly holds the Westbury and Montclair land.

                    [CHART APPEARS HERE AS DESCRIBED BELOW]

IGC owns:

     (a) 100%/1/ of IGP, which in turn owns

          (i)    50% of Escorial Builders

          (ii)   1% of El Monte

          (iii)  80% of LDA

          (iv) 9 Puerto Rico Apartment Partnerships (in which limited partners also own interests)

     (b)  100% of St. Charles Operating Co. LLC

     (c)  99% of SCA, which in turn owns 50% of Brandywine

     (d)  100% of Pomfret LLC

     (e) 13 US Apartment Partnerships (in which limited partners also own interests)

     (f)  .02% of Chastleton

     (g)  41.0345% of Maryland Cable

     (h)  100% of AFH

     (i)  100% of IWT/2/

     (j)  100% of St. Charles Community LLC

     (k)  .01% of Coachman's

                                 [END OF CHART]
_______________________________

/1/ James J. Wilson is a general partner without a percentage interest in IGP and is entitled to certain preferential distributions therefrom.

/2/  Includes Caribbean business transferred to CWT.

ACPT FOLLOWING THE RESTRUCTURING

          The following chart depicts the organizational structure of ACPT and its subsidiaries following completion of the Restructuring.

                    [CHART APPEARS HERE AS DESCRIBED BELOW]

ACPT will own:

     (a) 100%/1/ of American Rental (in which 200 preferred shareholders also will have interests), which in turn will own:

          (i) 99% of American Housing, which will own interests in the US Apartment Partnerships (in which limited partners also will own interests)

          (ii) 100% of American Housing Management Company, which will own 1% of American Housing

     (b)  100% of American Management

     (c)  100% of American Land, which in turn will own:

          (i)   100% of St. Charles Community LLC

          (ii)  41.0345% of Maryland Cable

          (iii) Class B/2/ interest in IGP

     (d) 100% of IGP Group, which will own the Class A/2/ interest in IGP, which in turn will own:

          (i)   80% of LDA

          (ii)  1% of El Monte

          (iii) 50% of Escorial Builders

          (iv) the Puerto Rico Apartment Partnerships (in which limited partners also will own interests)

                                 [END OF CHART]
__________________________

/1/  ACPT will hold all of the common stock of American Rental.

/2/ The Class A interest represents all of the interests in IGP other than the Class B interest, which represents all of IGP's rights to income, gains, and losses associated with land in Puerto Rico held by LDA that is currently designated for development as saleable property.

IGC FOLLOWING THE RESTRUCTURING

     The following chart depicts the organizational structure of IGC and its subsidiaries immediately following the Restructuring. St. Charles Operating Co. LLC will continue to own the Wetlands Properties, including the Towne Center South land, and IGC will directly hold the Westbury land.

                    [CHART APPEARS HERE AS DESCRIBED BELOW]

IGC will own:

     (a)  .01% of Coachman's

     (b)  .02% of Chastleton

     (c)  99% of SCA, which in turn owns 50% of Brandywine

     (d)  100% of St. Charles Operating Co. LLC

     (e)  100% of AFH

     (f)  100% of Pomfret LLC

     (g)  100%/1/ of the CWT Trust, which in turn owns IWT and CWT

                                 [END OF CHART]
_____________________

/1/ Held for the benefit of IGC Unitholders. IGC will exercise no management control over the CWT Trust, CWT, or IWT.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF IGMC.

          The Board of Directors of IGMC, by unanimous vote, has approved the Restructuring, believes that the terms of the Restructuring are in the best interests of the IGC Unitholders, and recommends that IGC Unitholders vote for approving the Restructuring. The Board of Directors of IGMC collectively beneficially own 785,033 IGC Units, and intend to vote their IGC Units in favor of the proposed Restructuring. However, the Restructuring is contingent upon the management of IGC determining that IGC will be classified as a partnership for federal tax purposes for 1998. See "The Special Meeting -- Recommendation of the Board of Directors of IGMC."

THE SPECIAL MEETING.

          The special meeting IGC Unitholders will be held on _______________, 1998 at _____ _.m. (local time) at _________________________________________,
Maryland. The close of business on _______________, 1998 has been established as the record date for determining IGC Unitholders entitled to notice of, and to vote at, the special meeting. On that date there were _____ issued and outstanding IGC Units. No matters other than the Restructuring (except certain procedural matters) may be discussed or voted upon at the special meeting. The presence, in person or by proxy, of IGC Unitholders holding more than 50% of the total number of outstanding IGC Units will constitute a quorum at the special meeting. If you beneficially own IGC Units issued to a broker or other nominee holder, you must instruct such broker or nominee holder how to vote the IGC Units that you beneficially own. If you do not give such instructions, the broker or other nominee holder will not vote your IGC Units. For the Restructuring to take effect, it must be approved by a majority of the outstanding IGC Units and by a majority of the IGC Units present and voting that are not beneficially owned by the Wilson Family. The Wilson Family beneficially owns more than a majority of the outstanding Units.

          Proxyholders will vote the eligible IGC Units represented by valid proxies at the special meeting in accordance with the directions given on the Proxy Card concerning whether to approve the Restructuring. IF YOU SIGN AND RETURN A PROXY CARD WITHOUT GIVING ANY DIRECTIONS ON HOW TO VOTE ON THE RESTRUCTURING, THE PROXYHOLDER WILL VOTE YOUR IGC UNITS FOR THE APPROVAL OF THE RESTRUCTURING. You may revoke your proxy at any time prior to the proxyholder's voting of the IGC Units to which your proxy applies by: submitting a later dated Proxy Card, attending the special meeting and delivering a written revocation of the proxy, or delivering a written notice of revocation to IGC, 222 Smallwood Village Drive, St. Charles, MD 20602 before the date of the special meeting. See "The Special Meeting."

PRINCIPAL ADVANTAGES OF THE RESTRUCTURING.

     Broader Market for Common Shares than for IGC Units.
     ---------------------------------------------------

          Limited partnership interests which require holders to recognize trade or business income and losses from partnership operations are generally not regarded as attractive investments for institutions such as mutual funds and pension funds. ACPT, as a holding company, will receive income principally in the form of dividends and distributions from its subsidiaries, and its Common Shares should be a more attractive investment for certain investors than IGC Units even though ACPT is expected to be treated as a partnership for federal income tax purposes. Enlarging the group of potential investors for ACPT Common Shares should produce a more liquid market than currently exists for IGC Units. However, there is no assurance that a trading market will develop or be substantial.

     No History of Wetlands Litigation.
     ---------------------------------

          IGC, which was convicted of federal Clean Water Act violations (which conviction was reversed but has been remanded for a new trial), will retain the four parcels of land that were involved in that litigation and the one additional parcel that was the subject of a civil suit that was dismissed without prejudice (collectively, the "Wetlands Properties"). None of the land to be transferred to ACPT was so implicated and ACPT is not a party to such proceedings. See "Legal Proceedings -- IGC" and "IGC After the Restructuring -- Creditors Rights."

     No Adverse Financial Effects from AFH, IWT, and CWT.
     ---------------------------------------------------

          AFH has had operating losses and has capital needs and IWT and CWT have capital needs that have had adverse effects upon IGC's operating results and financial condition. These are expected to continue for the foreseeable future. AFH will remain a subsidiary of IGC, and IWT and CWT will be held by the CWT Trust for the benefit of IGC Unitholders. Thus, their financial results will not affect ACPT. See "The Restructuring -- Assets Retained by IGC." ACPT will have no obligation to provide financial support to AFH, IWT or CWT. See "IGC After the Restructuring --Description of IGC's Continuing Business."

     Simplified Tax Reporting.
     ------------------------

          Because ACPT will derive income principally from dividends from corporations, the items to be reported for federal tax purposes by ACPT Shareholders generally will be limited to dividends and Puerto Rico taxes paid by ACPT with respect to the income of IGP Group in Puerto Rico. Shareholders will not have to report ordinary income or losses from trade or business activity as is currently the case with

IGC. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of ACPT."

     Enhanced Financing Opportunities.
     --------------------------------

          The removal of the adverse financial effects of AFH, IWT, and CWT and the absence of involvement in the wetlands litigation should provide ACPT with opportunities to obtain financing for its operations from banks and other lenders on terms that generally are more favorable than those currently available to IGC. See "The Restructuring -- Principal Advantages of Restructuring."

     Election of Trustees by Shareholders.
     ------------------------------------

          ACPT will be managed by its Board of Trustees, the members of which will be elected by ACPT shareholders. ACPT also will hold annual meetings of shareholders. See "Comparative Rights of IGC Unitholders and Shareholders."

          See "The Restructuring -- Principal Advantages of the Restructuring."

PRINCIPAL DISADVANTAGES OF THE RESTRUCTURING.

     No Cash Distributions to IGC Unitholders.
     ----------------------------------------

          Unless IGC ultimately prevails in the wetlands litigation, or the CWT Trust sells assets and remits proceeds to IGC, the operations and assets remaining with IGC after the Restructuring may not enable IGC to make quarterly distributions to the IGC Unitholders. See "IGC After the Restructuring -- Description of IGC's Continuing Business." It is possible that IGC may recognize taxable income without generating sufficient cash to enable IGC to make a distribution to the IGC Unitholders in an amount at least equal to the IGC Unitholders' tax liability arising from their share of IGC taxable income.

     Tax Liabilities.
     ---------------

          Gain will be recognized by IGC (and the Unitholders will take into account their allocable share of such gain) on the transfer of IGC's interests in the U.S. Apartment Partnerships to American Housing to the extent that the amount of liabilities assumed (or deemed assumed) by American Housing exceeds the tax basis of the property contributed to American Housing. IGC has calculated that approximately [$4.2 million] in gain will be recognized as a result of the transfer, based on certain estimates and assumptions by IGC, including IGC's estimates of tax basis and the amount of liabilities at the time of the transfer. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Consequences of the Asset Transfers."

          American Management and American Land will be treated as corporations for federal and state tax purposes and will be subject to federal and state income tax (including any applicable alternative minimum tax) on their taxable income at regular corporate tax rates. Payment of such taxes may reduce the amounts otherwise available for distribution to ACPT, or by ACPT to the Shareholders.

          As a result of the Asset Transfers, Shareholders will not have a distributive share of the various items of income, gain, loss, deduction or credit attributable to the operating businesses conducted by partnerships. Instead, distributions to ACPT from its subsidiaries American Management, American Land, IGP Group and American Rental generally will be limited to dividend income (to the extent of current and accumulated earnings and profits), and, in the absence of earnings and profits, nontaxable return of capital (to the extent of ACPT's tax basis in the stock of such corporation) or taxable capital gain (after ACPT's tax basis has been reduced to zero). Distributions from American Rental that are specifically designated as capital gain dividends are treated as long term capital gains. Each Shareholder generally will include its distributive share of ACPT's income in the Shareholder's taxable income. In the event that American Rental elects to retain all or a portion of its net capital gain and pay federal income tax on such undistributed amounts, each Shareholder generally will include in income its distributive share of the undistributed capital gains and will be deemed to have paid its distributive share of the income tax paid by American Rental with respect to such undistributed capital gains.

     Reduction of Required Distributions.
     ------------------------------------

          Under its Partnership Agreement, IGC is required to distribute annually to IGC Unitholders, in cash and/or property, an amount equal to 55% of the net taxable income of IGC allocated to IGC Unitholders. The terms of ACPT's Declaration of Trust require ACPT to distribute annually to Shareholders, in cash and/or property, an amount equal to 45% of the net taxable income of ACPT allocated to Shareholders less the amount of taxes paid by ACPT in Puerto Rico and other foreign countries and certain federal taxes paid by American Rental with respect to undistributed capital gains.

          As is the case with IGC, it is possible that ACPT may recognize taxable income without generating sufficient cash to enable ACPT to make a distribution to Shareholders in an amount at least equal to the Shareholders' tax liability arising from their share of ACPT taxable income.

     Antitakeover Effects.
     ---------------------

          The provisions of ACPT's Declaration of Trust on classification of the Board of Trustees, restrictions on the ownership of Common Shares, the ability to issue preferred stock, and certain control share acquisition and business combination statutes applicable to ACPT could have the affect of delaying, deferring or preventing a transaction or a change in control of ACPT that might involve a premium price for holders of Common Shares or otherwise be in their best interest.

       Restrictions on Accumulation of Common Shares.
       ---------------------------------------------

          In order to preserve American Rental's qualification as a REIT, ACPT's Declaration of Trust and Bylaws provide that a person (other than certain existing IGC Unitholders) may not directly or indirectly own more than 2% of the outstanding Common Shares. See "Income Tax Considerations -- Federal Income Tax Classification of American Rental."

          See "The Restructuring -- Principal Disadvantages of the
Restructuring."

SUMMARY RISK FACTORS.

     Restructuring Risks.
     -------------------

     . Absence of dissenters' appraisal rights; all IGC Unitholders will be bound by the vote of the holders of a majority of the outstanding IGC Units and a majority of the votes cast by IGC Unitholders not affiliated with the Wilson Family.

     . Members of the Wilson Family will be able to exert substantial control over votes on matters affecting ACPT through their control of certain of the Shareholders and the Wilson Family beneficially owns a majority of the IGC Units. Following the Restructuring, ACPT and IGC will compete for certain land sales to the extent of the Retained Assets, and the Wilson Family's interests in ACPT and IGC may pose potential conflicts. ACPT is subject to various other conflicts of interest arising out of its relationships with certain Shareholders, members of Management, and their affiliates. Certain actions or decisions by these parties may have an adverse effect on the interests of Shareholders.

     . There is no guarantee that a public market for Common Shares will develop or be sustained after the Distribution.

     . The aggregate prices at which the Common Shares and IGC Units trade after the Distribution may be higher or lower than the prices at which the IGC Units traded before the Distribution. In addition, it is likely that the Common Shares will trade at a price substantially lower than the $20.94 net asset value per share, as of December 31, 1996, determined by management based on appraisals of land assets and valuations of interests in apartment properties, management contracts and other assets.

     . The transferability and ownership of ACPT Common Shares will be restricted insofar as no Shareholder (other than certain current IGC Unitholders) may own more than 2% of the outstanding Common Shares.

     . Other provisions in ACPT's organizational documents may have the effect of discouraging a change in control.

     . ACPT is dependent on the efforts of its executive officers, and the loss of their services could have an adverse effect on the operations of ACPT.

     . Increases in market interest rates may lead prospective purchasers of the Common Shares to disinvest in ACPT in favor of higher yielding investments. Such disinvestment may adversely affect the market price of Common Shares.

     . The Restructuring is subject to obtaining the approvals of certain government entities, including HUD, certain IGC lenders, and certain limited partner investors in the U.S. Apartment Partnerships.

     Real Estate Financing Risks.
     ---------------------------

     . The business of ACPT will be subject to certain real estate financing risks, including rising interest rates, debt financing risks, and risks associated with financing new developments through construction loans.

     Real Estate Investment Risks.
     ----------------------------

     . The business of ACPT will be subject to certain real estate investment risks, including operating risks associated with real estate, development risks, such as zoning approvals, the potential application of federal and state environmental laws and federal laws relating to disabled persons, and changes in tax laws and building safety regulations, and competitive risks from other entities.

     . ACPT's U.S. and Puerto Rico apartment properties, and its development of future projects, could be adversely affected by changes in government regulations that restrict subsidy programs for new construction of low and moderate income housing by developers such as ACPT.

     . ACPT may not be able to obtain insurance coverage with respect to certain perils, such as hurricanes, wars, and earthquakes. Should an uninsured loss arise, ACPT could lose both its capital invested in a property, as well as anticipated future revenue.

     . Risks associated with illiquidity of real estate, and risks associated with the acquisition, development and construction may adversely affect ACPT's profitability.

     Tax Related Risks.
     -----------------

     . Gain will be recognized by IGC (and the Unitholders will take into account their allocable share of such gain) on the transfer of IGC's interest in the U.S. Apartment Partnerships to American Housing to the extent that the amount of liabilities assumed (or deemed assumed) by American Housing exceeds the tax basis of the property contributed to American Housing. IGC has calculated that approximately [$4.2 million] in gain will be recognized as a result of the transfer. Additional gain will be recognized if the assets transferred to IGP Group do not qualify for the exception from gain recognition for assets used in the active conduct of a trade or business outside of the United States. In addition, certain asset transfers may result in the Shareholders taking a lower tax basis in the Common Shares than if such asset transfers had not occurred. There can be no assurances that the IRS will not successfully challenge some of the positions taken by IGC in connection with the transfer of assets prior to the Distribution.

     . If ACPT's subsidiary American Rental fails to qualify as a REIT in any taxable year, it will be taxed as a corporation and therefore subject to federal income tax at regular corporate rates on all of its taxable income (and will not be able to deduct amounts it distributes).
          Should this occur, the anticipated tax advantages to ACPT and the Shareholders would be materially and adversely affected. The rules governing REITs are highly technical and require ongoing compliance with a variety of tests that depend, among other things, on future operating results and beneficial ownership of American Rental. One of the ownership requirements is that not more than 50% of the Common Shares may be held, directly or indirectly, applying certain constructive ownership rules, by five or fewer individuals at any time during the last half of each of American Rental's taxable years (the "closely held" test), beginning with the second taxable year for which American Rental elects to be taxed as a REIT. At the time of the Distribution, American Rental will not meet the "closely held" test because of the percentage ownership of the Wilson Family. James J. Wilson and J. Michael Wilson have advised ACPT that the Wilson Family intends to take such actions as may be necessary to reduce its percentage ownership to below 40% before the last half of American Rental's second taxable year in order to permit American Rental to qualify as a REIT. However, the Wilson Family is under no obligation to do so. Thus, no assurance can be given that American Rental will qualify as a REIT.

     . If the "stapled stock rules" were applied to ACPT, American Rental, American Land, American Management, and IGP Group: (1) it is likely that American Rental would fail to qualify as a REIT; and (2) IGP Group would be treated as a domestic corporation and would be subject to federal income tax on its world-wide income at rates applicable to domestic corporations and distributions to ACPT would be taxable as dividends to the extent of earnings and profits, nontaxable dividends to the extent of basis, and then as capital gain. The "stapled stock rules" generally apply to interests in an entity if by reason of form of ownership, restrictions on transfer or other terms or conditions, in connection with the transfer of one such interest, the other such interests are also transferred or required to be transferred. There are no restrictions, terms or conditions on the stock (or other beneficial ownership interests) of American Rental, American Land, American Management or IGP Group that would require the transfer of any one in connection with the transfer of any other. However, in light of the lack of existing guidance in this area and the possibility of legislative and/or administrative activity in this area, there can be no assurances that the IRS will not seek to apply the stapled stock rules to ACPT and the entities owned by ACPT, and that such application would not be upheld by a court.

     . The complex structure of ACPT and the entities in which ACPT holds an interest raises a greater number of interpretative issues, including those under the REIT qualification rules, and more issues which lack clear guidance, then generally would be encountered in most other direct investments in REITs, domestic corporations, or foreign corporations.

     . IGP Group intends to qualify as a "pass-through" entity for Puerto Rico income tax purposes, whereby all of IGP Group's Puerto Rico source income will be taxable to ACPT, which will be treated as a foreign corporation for Puerto Rico tax purposes. See "Income Tax Considerations -- Certain Puerto Rico Income Tax Consequences." For United States tax purposes, each Shareholder will be considered to have paid his allocable share of any Puerto Rico income taxes paid by ACPT on its Puerto Rico source income. Such taxes may give rise to a foreign tax credit (subject to applicable limitations) or to a deduction for United States income tax purposes. If IGP Group fails to qualify as a special partnership and is treated as a corporation for Puerto Rico income tax purposes it would be subject to Puerto Rico income tax on its income, and ACPT and the Shareholders would not be treated as having paid any taxes to Puerto Rico with respect to the Puerto Rico source income of IGP Group. Treatment of IGP Group as a corporation for Puerto Rico tax purposes could have a significant adverse effect on the value of the Common Shares. IGP Group's qualification as a "pass-through" entity for

          Puerto Rico tax purposes is based, in part, on private rulings issued by the Puerto Rico Department of Treasury in connection with IGP. These rulings are not binding on the Puerto Rico Department of Treasury and there is no guarantee that their principles will be followed in evaluating IGP Group's situation. See "Income Tax Consideration -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Foreign Tax Credit."

     . If ACPT is deemed engaged in trade or business in Puerto Rico it will be subject to Puerto Rico tax on its income from Puerto Rico sources and income effectively connected with its Puerto Rico trade or business. See "Income Tax Considerations - Certain Puerto Rico Income Tax Consequences."

     . ACPT is required to distribute to Shareholders cash and/or property equal to 45% of taxable income allocable to Shareholders less the amount of certain taxes paid by ACPT in Puerto Rico and other foreign countries and certain taxes paid by American Rental. However, there can be no assurance that ACPT will make distributions in any given year that provide Shareholders with sufficient cash to meet their federal income tax liabilities with respect to their share of ACPT's income. In addition, following the Restructuring it is possible that IGC may recognize taxable income without receiving sufficient cash to enable IGC to make a distribution to the IGC Unitholders in an amount at least equal to the IGC Unitholder's tax liability arising from their share of IGC taxable income.

     . The federal income tax treatment contemplated for ACPT and the Shareholders will be available only if ACPT is classified as a "partnership" for federal income tax purposes and not as an "association" taxable as a corporation. ACPT's status as a partnership depends upon the continued satisfaction of certain conditions by ACPT, as described in "Income Tax Considerations -- Federal Income Tax Considerations --Federal Income Tax Classification of ACPT." There can be no assurance that these conditions will be met. If ACPT were to be classified as an association taxable as a corporation for any year, ACPT would be taxable on its profits at the applicable corporate rate and distributions to the Shareholders generally would be taxable as dividends. In addition, Shareholders may not be eligible for foreign tax deductions or credits with respect to Puerto Rico taxes paid by ACPT. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Foreign Tax Credit." Treatment of ACPT as an association taxable as a corporation would result in a material reduction in the anticipated cash flow to Shareholders and would have a significant adverse effect on the value of the Common Shares. See

          "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of ACPT."

     . IGC will be treated as a corporation for federal tax purposes as of January 1, 1998, unless: (1) at least 90% of IGC's gross income for 1998 constitutes "qualifying income" (including real property rents, interest, dividends, and gains from the disposition of real property);
          (2) IGC elects to be subject to a non-creditable tax equal to 3.5% of its gross income for the taxable year from the active conduct of a trade or business; or (3) IGC obtains relief from the IRS by establishing that failure to meet the "90% qualifying income" test was inadvertent, that such test will be met in the future, and agrees to make adjustments (including with respect to Unitholders) or to pay such amounts as the IRS requires (generally, these adjustments or payments are intended to represent the potential "corporate" tax liability for the period that the "90% qualifying income" test was not met). IGC does not expect that 90% or more of its income for the first quarter of 1998 will constitute "qualifying income." IGC expects to take steps that are intended to either increase "qualifying income" or decrease nonqualifying income in a manner that will allow IGC to meet the "90% qualifying income" test for 1998. The Restructuring is contingent upon the management of IGC determining that IGC will be classified as a partnership for federal tax purposes for 1998. See "The Special Meeting -- Recommendation of the Board of Directors of IGMC." However, there can be no assurances that such efforts will be successful. In addition, such steps may increase the amount of IGC's net taxable income, and each Unitholders share thereof. If IGC were treated as a corporation as of January 1, 1998, it is possible that IGC would recognize gain (and the Unitholders would recognize their share thereof) to the extent that IGC's liabilities exceed the tax basis of its assets on such date, and that the Unitholders would recognize gain to the extent that money is deemed to be distributed to a Unitholders in excess of the Unitholders' tax basis in their Units. In addition, the Distribution would be taxable to IGC to the extent that the fair market value of the Common Shares exceeds IGC's tax basis in such Common Shares, and an amount equal to the fair market value of the distributed Common Shares would be taxable to the Unitholders as a dividend to the extent of IGC's "earnings and profits," then as a return of capital to the extent of the Unitholders' tax basis in their IGC Units, and then gain from the sale or exchange of property.

     . ACPT will not make an election under Section 754 of the Code. Therefore, persons who purchase Common Shares from Shareholders will not receive a special basis adjustment with respect to their share of property held by ACPT to reflect the purchase price of such Common

          Shares. If ACPT were to sell its interests in American Land, American Management, American Rental or IGP Group, the proportionate share of gain or loss recognized by a Shareholder could vary depending on whether or not such Shareholder purchased its Common Shares from a person that originally contributed property to IGC. It is possible that in certain circumstances, the trading market for Common Shares could be adversely affected because the Common Shares were not fungible. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders --
          Section 754 Election."

     . There will be "unrealized gain" on certain contributed property held by ACPT (i.e., the excess of the fair market value of the property at the time it is contributed to ACPT pursuant to the Asset Transfers over ACPT's basis in the property). The unrealized gain will be determined by and allocated to each asset by the Trustees. These determinations may affect substantially the amount and timing of gain or loss recognized by Shareholders in the event that ACPT were to sell its interest in American Land, American Management, American Rental, or IGP Group. See "Income Tax Considerations -- Federal Income Tax Considerations --Federal Income Taxation of ACPT and Shareholders --
          Section 704(c) Allocations."

     . There is no guarantee that IGC will distribute sufficient cash to allow Unitholders to pay their tax liabilities with respect to the Unitholders' share of IGC's net taxable income.

     . The Shareholders may be subject to limitations on the use of foreign tax credits arising from the Shareholders' distributive shares of Puerto Rico taxes paid by ACPT due to differences between the federal and Puerto Rico tax accounting and entity classification rules. In addition, no foreign tax credits would be available if Puerto Rico were granted statehood in the United States as contemplated by legislative proposals pending in Congress.

     . The Taxpayer Relief Act of 1997 (Pub. L. 105-34) (the "1997 Act") made significant changes to the Code, including changes relating to the treatment of partnerships and REITs. It may be some time before the IRS issues regulations or other formal guidance under the 1997 Act.
          It is possible that such regulations or other formal guidance could interpret the relevant law in a manner that is contrary to this discussion or contrary to the opinion of Counsel, and such interpretation could be applied retroactively. It is also possible that there will be further significant changes in the applicable law in the future.

     . Recent legislation has made significant changes to the treatment of partnerships and REITs. It may be some time before the IRS issues regulations or other formal guidance. In addition, there are several legislative proposals under consideration relating to REITs. One legislative proposal would add an additional requirement for REIT qualification that no person can own stock of a REIT possessing more than 50% of the voting power and value of all classes of stock. If this requirement were applied in the manner proposed, American Rental would not qualify as a REIT because ACPT owns more than 50% of the voting power and value of American Rental's stock.

     . American Management and American Land will be treated as corporations for federal and state tax purposes and will be subject to federal and state income tax (including any applicable alternative minimum tax) on their taxable income at regular corporate tax rates. Payment of such taxes may reduce the amounts otherwise distributable to ACPT, or by ACPT to the Shareholders.

     . As a result of the Asset Transfers, Shareholders will not have a distributive share of the various items of income, gain, loss, deduction or credit attributable to the operating businesses conducted by partnerships. Instead, distributions to ACPT from its subsidiaries American Management, American Land, IGP Group and American Rental generally will be limited to dividend income (to the extent of current and accumulated earnings and profits) and, in the absence of earnings and profits, nontaxable return of capital (to the extent of ACPT's tax basis in the stock of such corporation) or taxable capital gain (after ACPT's tax basis has been reduced to zero). Each Shareholder generally will include their distributive share of ACPT's income in the Shareholder's taxable income.

MECHANICS OF THE RESTRUCTURING.

     The Asset Transfers.
     -------------------

          ACPT acts as a self-managed holding company that will own all of the outstanding equity interests in American Land, American Management, and IGP Group and all of the common stock of American Rental. Through the Asset Transfers, IGC will transfer its principal real estate operations and assets to ACPT and these subsidiary entities. American Rental, through American Housing, will acquire IGC's partnership interests in United States investment apartment properties and its land in the United States presently intended for development as apartment properties. American Rental is expected to be taxed as a REIT. American Management holds the United States property management services operations formerly conducted directly by IGC.

American Management will be taxed as a corporation. American Land will acquire IGC's principal United States community development assets and operations, IGC's interest in a partnership that is entitled to receive certain fees resulting from the 1988 sale of a cable television company, and the Class B IGP Interest that represents IGP's rights to income, gains and losses associated with land in Puerto Rico held by LDA and designated for development as saleable property. American Land is a Maryland corporation and will be taxed as a corporation. IGP Group will acquire IGC's remaining interests in IGP, which will hold its partnership interests in Puerto Rico investment apartment properties, and in Puerto Rico management services and rights to income, gains and losses associated with land in Puerto Rico held by LDA for development as rental properties. See "The Restructuring -- Asset Transfers."

          IGP Group intends to qualify as a Puerto Rico pass-through entity that will be taxed as a corporation for U.S. tax purposes and will not be taxable at the entity level for Puerto Rico income tax purposes. The general partner interest in IGP currently held by James J. Wilson will be transferred to a subsidiary of ACPT. As a result, ACPT will own indirectly 100% of the partnership interests in IGP.

          See "The Restructuring -- The Asset Transfers," "Business and Properties of ACPT," and "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Consequences of the Asset Transfers."

     The Distribution.
     ----------------

          Following the Asset Transfers, ACPT will issue to IGC sufficient Common Shares to enable IGC to make the Distribution. In the Distribution, IGC will distribute all Common Shares held by it to the IGC Unitholders and its general partners -- IGMC and IBC -- pro rata in accordance with their percentage partnership interests in IGC. Each IGC Unitholder will receive one Common Share for every two IGC Units held. The aggregate of approximately 5,250,000 Common Shares distributed to IGC Unitholders will equal 99% of the Common Shares outstanding immediately following the Distribution, corresponding to the IGC Unitholders' aggregate 99% partnership interest in IGC. Common Shares representing the remaining 1% of such Common Shares will be distributed to IGMC and IBC in accordance with their respective 1/3% and 2/3% partnership interests in IGC, with IGMC receiving approximately 17,500 Common Shares and IBC receiving approximately 34,500 Common Shares. See "The Restructuring -- The Distribution."

          No certificates or scrip representing fractional Units will be issued to IGC Unitholders as part of the Distribution. The Registrar and Transfer Company (the "Distribution Agent") will aggregate fractional Units into whole Units and sell them in the open market at then prevailing prices on behalf of IGC Unitholders who otherwise would be entitled to receive fractional Unit interests, and such persons will receive a check in payment for the amount of their allocable share of the total sale proceeds. See

"Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Consequences of the Distribution." Such sales are expected to be made as soon as practicable after the Distribution of Common Shares to IGC Unitholders. ACPT will bear the cost of any commissions incurred in connection with such sales.

     Assets Retained by IGC.
     ----------------------

          After the Restructuring, IGC will continue to own certain assets that in management's view do not fit ACPT's business plan. These include the Wetlands Properties, certain parcels of land in Pomfret, Maryland, the Westbury community in St. Mary's County, Maryland ("Westbury"), certain single family home lots in the Dorchester neighborhood in St. Charles, 14 acres of commercial land in St. Charles, a 50% interest in Brandywine Investment Associates L.P., which owns land in Brandywine, Maryland, the LDA Note, all of the shares of AFH, as well as fractional interests in Chastleton, and Coachman's L.P., and beneficial interest in the CWT Trust (collectively, the "Retained Assets"). See "The Restructuring -- Assets Retained by IGC." As a result of the wetlands conviction, the Wetlands Properties were encumbered by an obligation to impose a conservation easement that would prohibit development. The easement was never recorded and the wetlands conviction was reversed. However, the matter has been remanded for a new trial and as a practical matter, the Wetlands Properties will remain undevelopable until the wetlands litigation is finally resolved. See "IGC After the Restructuring -- Description of IGC's Continuing Business."

APPRAISALS.

       Properties Retained by IGC.
       --------------------------

          Following the Restructuring, IGC intends to retain certain properties. IGC, through St. Charles Associates Limited Partnership ("SCA") will retain an interest in Brandywine Village, a 277-acre tract of land in Brandywine, Maryland having an appraised present "as is" market value of $8,885,000 as of June 9, 1997. IGC will continue to own Section S-4 of the Southlake at Montclair Subdivision that consists of 77 townhome lots in Dumfries, Virginia having an aggregate appraised present "as is" market value of $620,000 as of May 12, 1997; Westbury, Phase II Section I that comprises 26.992 acres of land in Lexington Park, Maryland having an appraised present "as is" market value of $348,813 as of May 20, 1997 based on a proposed 51 lot subdivision; 812.2 acres of land in Pomfret, Maryland having an appraised present "as is" market value of $3,250,000 as of December 31, 1996; 26 single family home lots in the Dorchester neighborhood having a gross retail value of $1,296,000 as of December 31, 1996, and a 14 acre parcel in St. Charles, Maryland having a gross retail value $4,214,000 as of December 31, 1996. See "Appraisals -- Properties Retained by IGC."

       Properties Transferred to ACPT.
       ------------------------------

          ACPT, through its indirect ownership of LDA, will acquire approximately 431 acres of land in the Sabana Llana and San Anton Wards of the municipalities of San Juan and Carolina, Puerto Rico having an appraised present "as is" market value of $35,900,000 as of December 1, 1996; 542.92 acres of land in Canovanas, Puerto Rico having an appraised present "as is" market value of $6,100,000 as of June 30, 1997. Through American Land ACPT also will acquire remnant parcels of land, Wooded Glen and Piney Reach, in the St. Charles PUD and certain surrounding environs having an appraised present "as is" market value of $40,440,000; 1,287 acres of land in St. Charles, Maryland at Fairway Village having an appraised present "as is" market value of $19,263,000 as of May 25, 1997; and 38 acres of land in St. Charles, Maryland having an appraised present "as is" market value of $3,960,000 as of October 31, 1997. See "Appraisals -- Properties Transferred to ACPT."

BACKGROUND OF THE RESTRUCTURING; CONSIDERATION OF ALTERNATIVES.

          IGC management began examining various restructuring possibilities during the Fall of 1996, at which time the REIT was identified by IGC legal counsel and tax advisors as a possible investment vehicle. In December 1996, IGC management considered placing IGC's multifamily housing assets into a publicly-traded REIT and disposing of land development assets to Wilson Family entities. Certain Puerto Rico tax considerations required dividing IGC's multifamily housing assets between separate U.S. and Puerto Rico REITs. During the first quarter of 1997, a special committee consisting of members of the IGMC Board of Directors other than members of the Wilson Family or employees of IGC and certain IGC Unitholders expressed concern that two REITs would not have sufficient assets and income to create a strong trading market for their securities. Accordingly, the committee directed IGC management to develop an alternative plan.

          In April 1997, IGC management announced a modified plan to convert IGC into an entity similar to the current proposal for ACPT, but would have excluded only AFH, IWT and the Wetlands Properties. The proposed entity would retain the right to receive shares of IWT as soon as IWT contracted to begin a solid waste disposal facility and an option to purchase the Wetlands Properties at book value if the wetlands litigation were favorably resolved. The plan also contemplated making an offer to the limited partners in the Apartment Partnerships to exchange their partnership interests for interests in a U.S. or Puerto Rico partnership that would hold the apartment properties (the "Exchange Offer"). The plan seemed feasible only if the U.S. and Puerto Rico partnership interests were convertible into a liquid security that was more attractive than IGC Units.

          IGC retained Robert A. Stanger & Co. ("Stanger") on May 8, 1997 to assist in refining the structure and providing opinions regarding the fairness of the

Exchange Offer and asset transfers. On Stanger's recommendation, IGC management considered the possibility of IGC continuing as a separate publicly traded partnership with AFH, IWT and the Wetlands Properties, while creating and distributing to its Unitholders shares of ACPT. IGC management determined that IGC may require more than AFH, IWT and the Wetlands Properties to remain a viable publicly traded company, and initiated the Restructuring by organizing ACPT and separating ownership of the Wetlands Properties and other land development assets into two limited liability companies owned by IGC and ACPT, respectively. IGC management also began preparing this Proxy Statement/Prospectus. On August 15, 1997, IGC announced that it intended to file with the Commission in September documents describing the ACPT Distribution.

          On November 14, 1997, IGC filed with the Commission preliminary proxy materials relating to the Restructuring (the "November Filing"). In addition to seeking approval of the Distribution, the November Filing proposed to seek approval of IGC Unitholders to liquidate IGC in the event that, as a result of the Restructuring, IGC Units would be delisted from either the AMEX or PSE. On December 24, 1997 IGC received a letter from the staff of the Commission's Division of Corporation Finance commenting on the November Filing. The staff expressed the view that the Restructuring would constitute a "going private" transaction unless assurances could be obtained that IGC Units would remain listed on AMEX and PSE following the Restructuring.

          On December 23, 1997 the United States Court of Appeals for the Fourth Circuit reversed the wetlands convictions of IGC, SCA and James J. Wilson and remanded the matter for a new trial.

          During January 1998, a syndicator of limited partnership interests in 10 of the 22 U.S. and Puerto Rico Apartment Partnerships evaluated the proposed Restructuring and opined to IGC that the Exchange Offer likely would not be attractive to a majority of the holders of limited partnership interests in these partnerships. Accordingly, IGC management determined to discontinue plans for the Exchange Offer.

          Also in January 1998, Jorge Colon Nevares resigned as a director IGMC and was replaced by Thomas Shafer. Mr. Colon Nevares was one of the members of the special committee that had been evaluating the Restructuring. With Mr. Shafer joining, the IGMC Board established a new special committee comprised of Messrs. Blakeman, Cowan, and Shafer to reevaluate the terms of the Restructuring. The committee retained independent legal counsel and met three times during February and March 1998.

          IGC management proposed a reallocation of certain assets between IGC and ACPT to enhance the prospects for continued listing of IGC Units on the AMEX and PSE and to provide greater capital resources for the waste technology business. The committee examined the management's projected pro forma earnings and cash flows for ACPT and IGC following the Distribution. Stanger also reviewed the projected pro forma financial statements. The committee obtained a commitment of IBC to advance funds to IGC, if needed, to pay wetlands defense costs.

          On March 31, 1998 AMEX advised IGC that based on its review of the projected pro forma financial statements of IGC, IGC management should expect that the IGC Units would remain listed following the Distribution. See "The Restructuring --Background of the Restructuring; Consideration of Alternatives."

BENEFITS TO INSIDERS.

          Upon completion of the Restructuring, the Board of Trustees of ACPT will consist of seven persons -- J. Michael Wilson, Edwin L. Kelly, Francisco Arrivi Cros, Donald G. Blakeman, Thomas Shafer, Thomas B. Wilson and _________ -
- all of whom currently are directors of IGMC. However, such persons will resign from their positions at IGMC prior to completion of the Restructuring. See "Management --Trustees and Executive Officers."

          In addition, J. Michael Wilson, Mr. Kelly, Mr. Arrivi, Paul Resnik and Eduardo Cruz Ocasio, who currently are officers of IGC, will serve as executive officers of ACPT following the Restructuring, but will resign from their executive positions at IGC prior to completion of the Restructuring. See "Management -- Trustees and Executive Officers." J. Michael Wilson will remain on the payroll of IBC but ACPT will reimburse IBC for one-half of his annual salary, up to $90,000. See "Management --Executive Compensation" and "Transactions with Related Parties -- Payments to IBC for Services Provided by
J. Michael Wilson." Messrs. Kelly, Arrivi and Resnik will enter into employment agreements with American Management to become effective on the date of Distribution that will provide for annual salaries of $275,000, $275,000 and $200,000 respectively. Such agreements also will provide for severance benefits under certain conditions. See "Management -- Employment Agreements." Mr. Cruz Ocasio will be paid an annual salary of $104,000.

          Trustees and officers of ACPT will be entitled to participate in Common Share incentive plans to be adopted by ACPT to provide incentive compensation to Trustees, officers and key employees. See "Management -- Share Incentive Plans." In addition, directors, executives and other employees of IGC who have been awarded IGC Unit Options and IGC Unit Appreciation Rights prior to the Distribution will receive corresponding ACPT Options or Rights in connection with the Restructuring. See "Management -- Treatment of IGC Options and Unit Appreciation Rights."

          IGC will receive no proceeds in connection with the Restructuring and, consequently, IGMC directors and IGC executive officers and employees will receive no proceeds in connection with the transactions.

THE PRIVATE OFFERING.

          In connection with the Restructuring, subject to market conditions, ACPT will seek to raise up to $35 million in additional equity capital through the Private Offering of Preferred Shares. Proceeds from the Private Offering would be used to pay down existing bank debt and for working capital. The terms of the preferred shares will be negotiated with purchasers, but they may include rights to preferred distributions, cumulative distributions, and/or liquidation preferences. The preferred shares also may be convertible into Common Shares at a negotiated conversion ratio. The Private Offering, if completed, would result in dilution of the percentage interest of all ACPT shareholders including the Wilson Family, whose percentage ownership would likely be reduced below 40%. Regardless of the outcome of the Private Offering, James J. Wilson and J. Michael Wilson have advised ACPT that the Wilson Family intends to take such other actions as may be necessary to reduce its percentage interest to below 40% in order to permit American Rental to qualify as a REIT. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of American Rental -- Share Ownership, Reporting" and "The Restructuring -- The Private Offering."

NO DISSENTERS' APPRAISAL RIGHTS.

          Under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") and the Partnership Agreement of IGC, IGC Unitholders who object to the Restructuring will have no right to seek a judicial appraisal of the fair value of their IGC Units and to compel IGC to pay such amount in cash in exchange for their IGC Units as a consequence of the consummation of the Restructuring, nor will such rights be voluntarily accorded to IGC Unitholders by IGC. Thus, approval of the Restructuring by the requisite vote of IGC Unitholders will bind all IGC Unitholders, including those who object. See "The Restructuring -- No Dissenters' Appraisal Rights."

CONFLICTS OF INTEREST.

          Through their control of certain of the Shareholders, members of the Wilson Family will be able to exert substantial control over votes on matters affecting ACPT. Members of the Wilson Family also indirectly control IGC through their control of IGC Unitholders owning a majority of the outstanding IGC Units. Following the Restructuring, ACPT and IGC will compete for certain land sales to the extent of the Retained Assets, and the Wilson Family's interests in ACPT and IGC may pose potential conflicts. See "Risk Factors -- Control of ACPT; Conflicts of Interest" and "Ownership of Common Shares."

          In addition, ACPT has entered into transactions with certain Shareholders and members of Management. See "Transactions with Related Parties."

TAX CONSEQUENCES OF THE RESTRUCTURING FOR U.S. UNITHOLDERS AND SHAREHOLDERS.

          IGC will recognize approximately [$4.2 million] in gain for federal tax purposes as a result of the Asset Transfers, and each IGC Unitholder will recognize that IGC Unitholder's share of such gain (approximately [$.40] per Unit). A Shareholder will not recognize gain or loss upon receipt of Common Shares in the Distribution. A Shareholder's initial tax basis in his Common Shares generally will be equal to the lesser of IGC's tax basis in those Common Shares or the Shareholder's adjusted tax basis in his or her IGC Units immediately before the Distribution. Each Shareholder's adjusted tax basis in his or her IGC Units will be reduced by an amount equal to his or her initial basis in the Common Shares. IGC will not recognize gain or loss upon the Distribution. A Shareholder who receives cash in lieu of fractional Common Shares will recognize gain. The amount of gain recognized will not exceed the amount of cash received. ACPT will provide Shareholders with information indicating the amount of any gain which must be recognized on the receipt of cash in lieu of fractional Common Shares interests. See "Income Tax Considerations -- Federal Income Tax Consequences of the Distribution." Following the Distribution, each Shareholder, in general, will take into account his allocable share of ACPT's taxable income or loss in computing his individual federal income tax liability. See "Risk Factors -- Tax Related Risks" and "Income Tax Considerations."

TAX CONSEQUENCES OF THE RESTRUCTURING FOR PUERTO RICO UNITHOLDERS AND SHAREHOLDERS.

          Puerto Rico Shareholders will recognize income upon the receipt of the Common Shares and cash distributed in lieu of fractional Shares distributed by IGC. The receipt of the Common Shares and cash will be taxable at ordinary income tax rates to the extent of earnings and profits of IGC or as non-taxable returns of capital or as gain from the sale or exchange of property, depending upon the circumstances of the distribution. See "Income Tax Considerations -- Certain Puerto Rico Income Tax Consequences."

COMPARISON OF OPERATIONS OF ACPT AND IGC.

          Following completion of the Restructuring, it is expected that the operations of ACPT will be substantially similar to the real estate operations currently conducted by IGC. ACPT will succeed to the principal rental and land development assets held by IGC and its subsidiaries in the United States and Puerto Rico as well as the property management operations conducted by IGC's subsidiary American Management in the United States and by IGP in Puerto Rico. See "The Restructuring --The Asset Transfers" and "Business and Properties of ACPT." Management believes that ACPT's business objectives will remain the same as those pursued by IGC -- to maximize Shareholder value by investing, holding and developing assets that will generate cash for distribution to Shareholders. ACPT's policy will be to acquire or develop assets in areas that utilize the expertise of management, primarily community development and commercial and residential rental properties. See "Business and Properties of ACPT -- Policies with Respect to Certain Activities."

          Immediately following completion of the Restructuring, the Trustees and principal executive officers of ACPT will be substantially the same as the current directors of IGMC and officers of IGC, respectively, except that James
J. Wilson, the founder and Chief Executive Officer of IGC, will not be a Trustee or officer of ACPT. See "Risk Factors -- Dependence on Key Personnel; Withdrawal of James J. Wilson from Management." However, in order to provide continuity of management, Mr. Wilson will serve as a consultant to ACPT under a ten year consulting agreement. See "Transactions with Related Parties -- Consulting Agreement." Because the Trustees of ACPT will be elected by the Shareholders, management of ACPT may change if the initial Trustees are not re-elected. See "Management -- Board of Trustees." As is the case with IGC, Shareholders will not be entitled to obtain a list of program investors.

COMPARATIVE RIGHTS OF IGC UNITHOLDERS AND SHAREHOLDERS.

          As a result of the Restructuring, IGC Unitholders will receive Common Shares of ACPT and will continue to hold IGC Units. ACPT is a Maryland investment trust, and IGC is a Delaware limited partnership. The following table compares certain rights of IGC Unitholders currently to rights of holders of Common Shares if the Restructuring occurs. See "Comparative Rights of IGC Unitholders and Shareholders." When used in this table, "majority vote" means a majority of the IGC Units or Common Shares outstanding.

                                    IGC UNITHOLDERS                               SHAREHOLDERS
RIGHT TO ELECT             No right to elect directors of IGMC.        Shareholders vote to elect Trustees;
 MANAGEMENT                IGC Unitholder approval by majority         classified Board of Trustees with
                           vote is required to permit the voluntary    staggered three-year terms.
                           withdrawal of, or admission of a
                           general partner.

RIGHT TO REMOVE            The IGC Unitholders may remove any          Shareholders may remove members
 MANAGEMENT                general partner, with or without cause,     of the Board of Trustees for cause by
                           by majority vote.                           majority vote and for any reason by
                                                                       two-thirds vote.

REQUIRED MINIMUM           IGC is required to distribute in cash or    ACPT is required to distribute in
 DISTRIBUTION              property 55% of the net taxable income      cash or property an amount equal to
                           allocated to IGC Unitholders.               45% of net taxable income allocated
                                                                       to Shareholders less the amount of
                                                                       certain taxes paid by ACPT.

OWNERSHIP LIMITATIONS      There is no limitation on the number of     No Shareholder (except certain
                           IGC Units that any Unitholder may           existing IGC Unitholders) may own
                           own.                                        more than 2% of the outstanding
                                                                       Common Shares.

GENERAL VOTING RIGHTS      IGC Unitholder approval by majority         Shareholder approval by majority
 REGARDING GOVERNANCE      vote is required for (1) sale of all or     vote is required for (i) a sale of all or
                           substantially all of the assets,            substantially all of ACPT's assets,
                           (ii) merger or consolidation, and           (ii) merger or consolidation of
                           (iii) certain amendments to the             ACPT, and (iii) removal of a Trustee
                           Partnership Agreement, including            for cause.  The Board of Trustees has
                           certain issuances of additional limited     exclusive authority to increase or
                           partnership interests.  IGMC has            decrease the aggregate number of
                           exclusive authority to issue IGC Units      Common Shares that ACPT has
                           without limitation as to amount.            authority to issue.

SUPERMAJORITY VOTING       Unanimous vote of IGC Unitholders is        A two-thirds vote of Shareholders is
 RIGHTS                    required for certain actions, including     required to (i) remove Trustees other
                           actions that would cause loss of limited    than for cause, (ii) amend the
                           liability, treatment of IGC as a            Declaration of Trust (including
                           corporation for tax purposes, or, except    required minimum distribution
                           in the case of merger or dissolution,       provisions), and (iii) dissolve ACPT.
                           delisting of IGC Units from any
                           national securities exchange.  Approval
                           by two-thirds vote of IGC Unitholders
                           (excluding general partners and their
                           affiliates) is required for reduction of
                           minimum amount of cash flow required
                           to be distributed to IGC Unitholders.

DISSOLUTION                Requires consent of IGC Unitholders         Requires approval of Shareholders by
                           by majority vote, except for                two-thirds vote.
                           involuntary withdrawal of a general
                           partner.

LIQUIDATION RIGHTS         IGC Unitholders share ratably in            Shareholders share ratably in any
                           accordance with percentage interests in     assets remaining after satisfaction of
                           any assets remaining after satisfaction     obligations to creditors and any
                           of obligations to creditors and any         liquidation preferences of Preferred
                           liquidation preferences of preferred        Shares.
                           Units.

          These substantive and procedural differences affect the rights of IGC Unitholders and holders of Common Shares. Specifically, ACPT's policies with respect to investments, financings, affiliate transactions, and certain other activities may be amended or revised from time to time at the discretion of the Board of Trustees.

                                                 AS OF DECEMBER 31, 1996
                                                 -----------------------
                                                       (UNAUDITED)
Net asset value ("NAV") (6)                             $ 108,485
Pro forma NAV per share (4,6)                               20.94
Pro forma shares outstanding (4,6)                          5,180

                                                 YEAR ENDED DECEMBER 31,
                                               ----------------------------
                                                1997       1996       1995
                                               ------     ------     ------
OTHER OPERATING DATA (7):
Rental apartment units managed                  8,139      8,139      8,085
Rental apartment units owned                    5,291      5,291      6,155
Residential lots sold                             231        406        113
Residential lots transferred to company's
  rental property operations                       --         --         54
Commercial and business park acres sold            17          5(9)      20(9)
Undeveloped acres sold                            381(8)      --          2

(1) Reflects the consummation of the Distribution. See "ACPT Pro Forma Combined Financial Data."
(2) Reflects the historical financial data for the operations, assets and liabilities proposed to be transferred from IGC to ACPT and subsidiaries, referred to as American Community Portfolio Properties.
(3) The net income for 1996 includes a $932,000 reduction for an extraordinary item--early extinguishment of debt.
(4) Pro forma basic earnings per share were based on pro forma shares outstanding as determined by dividing IGC's weighted average Units outstanding by the Unitholders' percent ownership, 99%, and dividing the result by two.
(5) Reflects the cash provided by operating, investing and financing activities as reported on ACPP's audited statement of cash flows excluding cash distributions to IGC.
(6) Management's determinations based on appraisals of land assets, valuations of interests in apartment partnerships, management contracts and other assets net of liabilities, exclusive of accrued income taxes. Such determinations have been reviewed and considered by Robert A. Stanger & Co. Inc. See "Appraisals."
(7) See "Management's Discussion and Analysis of Financial Condition and Results of Operations."
(8)  Includes a sale to an affiliate of 374 acres.
(9) Includes sales to affiliates of 4 acres and 3 acres for the years ended December 31, 1996 and 1995, respectively.

SUMMARY COMBINED HISTORICAL AND PRO FORMA FINANCIAL AND OPERATING DATA

        The following table presents summary combined historical financial data derived from American Community Portfolio Properties ("ACPP" as defined in Note 1 to the Combined Historical Financial Statements) for the three most recent years ended December 31, 1997 and summary pro forma condensed combined financial information derived from ACPT's unaudited Pro Forma Combined Financial Data. ACPP's Historical Combined Financial Statements present the financial position, results of operations and cash flows of ACPP as if it were a separate company operating for all the periods presented. Because ACPT has no historical operations, for purposes of the audited combined historical financial statements the assets, liabilities and operations that will be transferred to ACPT in the Restructuring are referred to as "ACPP." The pro forma financial data set forth below may not necessarily be indicative of the results that would have been achieved had the transfer and distribution transactions been consummated as of the date indicated or that may be achieved in the future. The net asset values set forth below are management's estimate of the fair value of ACPP's net assets to its beneficial owners. The information in the table should be read in conjunction with "Selected Combined Historical Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Pro Forma Combined Financial Data" and the Combined Historical Financial Statements of American Community Portfolio Properties included elsewhere herein. ACPP's fiscal year ends on December 31.

       (IN THOUSANDS, EXCEPT FOR PER SHARE, LOT, ACRE AND UNIT AMOUNTS)

                                                                YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------
                                                PRO FORMA (1)                HISTORICAL (2)
                                                -------------   ---------------------------------------
                                                     1997          1997          1996          1995
                                                     ----          ----          ----          ----
                                                 (UNAUDITED)
INCOME STATEMENT DATA:
Revenues                                        $      28,129   $    28,129   $     43,692  $    27,363
Expenses                                               25,795        25,665         26,139       21,500
Income taxes                                            1,377           470          3,424        1,369
Minority interest                                        (439)         (439)          (306)        (511)
Net income (3)                                            518         1,555         12,891        3,983
Pro forma basic earnings per share (4)                   0.10          0.30           2.49         0.77
Pro forma weighted average
   shares outstanding (4)                               5,196         5,196          5,180        5,179


                                                               AS OF DECEMBER 31,
                                                -----------------------------------------------
                                                    1997             1997             1996
                                                -------------   --------------   --------------
                                                PRO FORMA (1)   HISTORICAL (2)   HISTORICAL (2)
                                                -------------   --------------   --------------
                                                (UNAUDITED)
BALANCE SHEET DATA:
Total assets                                    $     114,808   $      114,808   $      120,262
Recourse debt                                          40,926           40,926           40,239
Total liabilities                                     100,675           99,028          100,426
Capital                                                14,133           15,780           19,836



                                                            YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------
                                                                HISTORICAL
                                                -----------------------------------------------
                                                   1997              1996             1995
                                                -----------     --------------   --------------
OTHER FINANCIAL DATA:
Cash flow provided by (used in) -
  Operating activities                          $    13,545     $       26,622   $        9,698
  Investing activities                               (8,372)           (11,084)         (11,431)
  Financing activities                               (5,189)           (16,777)           4,037

Cash available for distribution, additional
 investment or debt repayment (5)                     5,595              3,589            3,307
Cash available for distribution, additional
 investment or debt repayment per share (4, 5)         1.08               0.69             0.64


                                  RISK FACTORS

          Prospective investors in Common Shares should consider a number of factors that may bear on the value of the Common Shares, the amount of cash distributions to the Shareholders, and other matters affecting an investment in Common Shares. These factors include the matters described below.

                              RESTRUCTURING RISKS

NO DISSENTERS' APPRAISAL RIGHTS.

          IGC Unitholders who object to the Restructuring will have no dissenters' appraisal rights (i.e., the right, instead of receiving Common
                              ----
Shares, to seek a judicial determination of the "fair value" of their IGC Units and to compel IGC to purchase IGC Units for cash in that amount) under Delaware law or the Partnership Agreement of IGC, nor will such rights be voluntarily accorded to the IGC Unitholders. All IGC Unitholders will be bound by the vote of IGC Unitholders owning a majority of the outstanding IGC Units and a majority of the votes cast by IGC Unitholders not affiliated with the Wilson Family, and objecting IGC Unitholders will have no alternative to receipt of the Common Shares in the Restructuring other than selling their IGC Units in the market. See "The Special Meeting -- No Dissenters' Appraisal Rights."

CONTROL OF ACPT; CONFLICTS OF INTEREST.

          Through their control of certain of the Shareholders, members of the Wilson Family will be able to exert substantial control over votes on matters affecting ACPT which may result in ACPT taking actions that confer benefits on the Wilson Family not shared by other Shareholders. The Wilson Family retains a controlling interest in IBC and Wilson Securities Corporation, which will beneficially own approximately 1,540,258 and 586,102 ACPT Common Shares, respectively, after the Restructuring. The combined total of ACPT Common Shares to be owned by IBC and Wilson Securities Corporation is 2,126,360. However, members of the Wilson Family collectively will not own a majority interest in ACPT. The Wilson Family also beneficially owns a majority of the IGC Units. Following the Restructuring, ACPT and IGC will compete for certain land sales to the extent of the Retained Assets, and the Wilson Family's interests in ACPT and IGC may pose potential conflicts. See "The Restructuring -- The Private Offering" and "Ownership of Common Shares."

          ACPT is subject to certain conflicts of interest arising out of its relationships with certain Shareholders, members of Management, and their affiliates. See "Transactions with Related Parties." As a result of these conflicts of interest, certain actions or decisions by these parties may have an adverse effect on the interests of the Shareholders. ACPT has adopted a policy that it will not, without the approval of a majority of independent Trustees,
(i) acquire from or sell to any Trustee, officer, employee, or Shareholder who owns more than 2% of the Common Shares (an "Affiliated Shareholder") or any entity in which a Trustee, officer, employee or Affiliated Shareholder of ACPT beneficially owns more than a 1% interest, or any affiliate of any of the foregoing, any property or other assets of ACPT, (ii) make any loan to or borrow from any of the foregoing persons, or (iii) engage in any other transaction with any of the foregoing persons. See "Business and Properties of ACPT --Policies with Respect to Certain Activities -- Affiliate Transaction Policy."

ABSENCE OF EXISTING TRADING MARKET FOR COMMON SHARES.

          Prior to the Distribution, there will be no public market for the Common Shares or any securities of ACPT. ACPT has applied for listing of the Common Shares on the AMEX and the PSE. However, no assurance can be given that such listing will occur and, if so, that a trading market will develop following the Distribution.

CHANGE IN VALUE OF SECURITIES; TRADING PRICE LESS THAN NET ASSET VALUE.

          It is possible that the aggregate of the prices at which the Common Shares and IGC Units trade after the Distribution may be less than the price at which the IGC Units traded prior to the Distribution. However, management of IGC and ACPT believe that the combined trading price of the Common Shares and the IGC Units after the Distribution will exceed the trading price of the IGC Units prior to the Distribution. See "The Restructuring -- Principal Advantages of the Restructuring." Management believes that the combined price of the IGC and ACPT shares will exceed the current value of IGC shares because (i) ACPT Common Shares will be regarded as a more attractive investment for institutions such as mutual funds and pensions funds as it will receive income principally in the form of dividends and distributions from its subsidiaries, (ii) ACPT Shareholders have voting rights with respect to the election and removal of members of the ACPT Board of Trustees under the ACPT Declaration of Trust, and
(iii) ACPT's performance will not be burdened by the wetlands litigation and certain other assets that in management's view do not fit ACPT's business plan.

          In addition, it is likely that the Common Shares will trade at a price substantially lower than the $20.94 net asset value per share, as of December 31, 1996, determined by management based on appraisals of land assets and valuations of interests in apartment properties, management contracts and other assets.

ANTITAKEOVER EFFECTS.

          The provisions of ACPT's Declaration of Trust on classification of the Board of Trustees, restrictions on the ownership of Common Shares, the ability to issue preferred shares, certain control share acquisition and business combination statutes applicable to ACPT could have the affect of delaying, deferring or preventing a transaction or a change in control of ACPT that might involve a premium price for holders of Common Shares or otherwise be in their best interest. See "Certain Provisions of Maryland Law and of ACPT's Declaration of Trust and Bylaws."

OWNERSHIP LIMITATION.

          In order to comply with the ownership limitation and certain other tests that American Rental must meet to qualify as a REIT under the Code, ACPT's Declaration of Trust, subject to certain exceptions, authorizes the trustees to take such actions as are necessary and desirable to preserve American Rental's qualification as a REIT and to limit any person (other than certain current IGC Unitholders) to direct or indirect ownership of no more than 2% of the outstanding Common Shares (the "Ownership Limit"). See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of American Rental -- Share Ownership, Reporting." The foregoing restrictions on transferability and ownership will continue to apply until (i) the Board of Trustees determines that it is no longer in the best interests of ACPT for American Rental to attempt to qualify, or to continue to qualify, as a REIT and (ii) there is an affirmative vote of two-thirds of the votes entitled to be cast on such matter at a regular or special meeting of the Shareholders. The Ownership Limit may have the effect of delaying, deferring or preventing a transaction or a change in control of ACPT that might involve a premium price for the Common Shares or otherwise be in the best interest of the Shareholders. See "Certain Provisions of Maryland Law and of ACPT's Declaration of Trust and Bylaws."

POTENTIAL EFFECTS OF ISSUANCE OF ADDITIONAL SHARES.

          ACPT's Declaration of Trust authorizes the Board of Trustees to (i) amend the Declaration of Trust, without Shareholder approval, to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of beneficial interest of any class, including Common Shares, that ACPT has the authority to issue, (ii) cause the company to issue additional authorized but unissued Common or Preferred Shares and (iii) classify or reclassify any unissued Common Shares and Preferred Shares and to set the preferences, rights and other terms of such classified or unclassified shares. ACPT intends to issue in the Private Offering Preferred Shares, the terms of which will be negotiated with the purchasers but may include rights to preferential distributions, cumulative distributions and/or liquidation preferences. See "The Restructuring -- The Private Offering."

          Although the Board of Trustees has no such intention to do so at the present time, it could establish a class or series of shares of beneficial interest that could, depending on the terms of such series, delay, defer or prevent a transaction or a change in control of ACPT that might involve a premium price for the Common Shares or otherwise be in the best interest of the Shareholders. See "Description of Shares of Beneficial Interest" and "Certain Provisions of Maryland Law and of ACPT's Declaration of Trust and Bylaws."

DEPENDENCE ON KEY PERSONNEL; WITHDRAWAL OF JAMES J. WILSON FROM MANAGEMENT.

          ACPT is dependent on the efforts of its executive officers, particularly Messrs. J. Michael Wilson, Edwin L. Kelly, Francisco Arrivi Cros and Paul Resnik. The loss of their services could have an adverse effect on the operations of ACPT. Prior to the Restructuring, each of Messrs. Kelly, Arrivi and Resnik will enter into an employment agreement with ACPT. See
"Management -- Employment Agreements."

          In addition, James J. Wilson, the current Chief Executive Officer of IGC, will not be a Trustee or officer of ACPT. The loss of Mr. Wilson's management services could have an adverse effect on the operations of ACPT. However, in order to provide continuity of management Mr. Wilson will enter into a consulting agreement with ACPT pursuant to which he will provide consulting services as requested from time to time by the Board of Trustees over a period of ten years following the Restructuring. See "Transactions with Related Parties -- Consulting Agreement."

CHANGE IN THE RIGHTS OF IGC UNITHOLDERS.

          The rights of Shareholders will differ from the rights of IGC Unitholders in several material respects. In particular, Common Shareholders cannot exercise control over ACPT, as they can over IGC, by removing a general partner by majority vote. However, Shareholders will vote annually to elect approximately one third of the Trustees and they can remove any Trustee for cause by a majority vote and for any reason by two-thirds vote. ACPT is obligated to distribute annually an amount equal to 45% of net taxable income allocated to Shareholders less the amount of certain taxes paid by ACPT, whereas IGC is obligated to distribute 55% of net taxable income. In addition, no Shareholder (except certain existing IGC Unitholders) may own more than 2% of the outstanding Common Shares. See "Comparative Rights of IGC Unitholders and Shareholders" and "Certain Provisions of Maryland Law and of ACPT's Declaration of Trust and Bylaws."

POSSIBLE ADVERSE EFFECT OF MARKET INTEREST RATES ON PRICE OF COMMON SHARES.

          One of the factors that will influence the market price of the Common Shares in public markets will be the annual distribution rate on the Common Shares. An increase in market interest rates may lead prospective purchasers of the Common Shares to disinvest in ACPT in favor of higher yielding investments which may adversely affect the market price of the Common Shares.

APPROVALS REQUIRED TO EFFECT THE RESTRUCTURING.

          In addition to obtaining the approval of the IGC Unitholders, the consummation of the Restructuring is subject to obtaining the approvals of certain government entities, including HUD, certain of IGC's lenders, and certain of the limited partner investors in the U.S. Apartment Partnerships. Management of IGC expects to obtain all necessary approvals in a timely manner. However there can be no assurance that such approvals will be obtained on terms and conditions acceptable to IGC. See "The Restructuring -- Approvals Required to Effect the Restructuring."

                          REAL ESTATE FINANCING RISKS

          Following the Restructuring, the business of ACPT will be subject to certain real estate financing risks that currently affect the business of IGC, including the following:

RISING INTEREST RATES.

          ACPT has, and may in the future incur, indebtedness that bears interest at variable rates. Any increase in variable rates would adversely affect ACPT's cash flow and the amounts available for distributions to Shareholders. If lower interest rates can be obtained, ACPT may in the future refinance existing debt as appropriate and cost effective.

          In addition, any increase in interest rates generally may have an adverse effect on the real estate businesses conducted by ACPT. Higher interest rates generally increase the cost to customers of both commercial and residential properties which may make real estate purchases less attractive. Consequently, ACPT's revenues may decrease significantly in higher interest rate environments.

DEBT FINANCING AND POTENTIAL ADVERSE EFFECTS ON CASH FLOWS AND DISTRIBUTIONS.

          ACPT will be subject to risks normally associated with debt financing, including the risk that ACPT's cash flow will be insufficient to pay distributions at expected levels and meet required payments of principal and interest, and the risk that indebtedness on the apartment properties (which will not have been fully amortized at maturity in all cases) will not be able to be refinanced or that the terms of such refinancing will not be as favorable as the terms of existing indebtedness. Upon consummation of the Restructuring, ACPT expects to have outstanding indebtedness of approximately $82,000,000 which will encumber substantially all of its assets. If principal payments due at maturity cannot be refinanced, extended, or paid with proceeds of other capital transactions, such as the issuance of Preferred Shares in the Private Offering, ACPT expects that its cash flow will not be sufficient in all years to pay distributions at expected levels and to repay all maturing debt. Furthermore, if prevailing interest rates or other factors at the time of refinancing result in higher interest rates upon refinancing, the interest expense relating to such refinanced indebtedness would increase, which would adversely affect ACPT's cash flow and the amounts available for distributions to its Shareholders. If a property or properties are mortgaged to secure payment of indebtedness and ACPT is unable to meet mortgage payments, the property could be foreclosed upon by, or otherwise transferred to, the mortgagee with a consequent loss of income and asset value to ACPT.

          See "Management's Discussion and Analysis of Results of Operations and Financial Condition -- Liquidity and Capital Resources" for a summary of ACPT's outstanding debt and the terms thereof.

CONSTRUCTION LOANS AND RISKS ASSOCIATED WITH SALE OR FORECLOSURE.

          If new developments are financed through construction loans, there is a risk that upon completion of construction permanent financing for newly developed properties may not be available or may be available only on disadvantageous terms. In the event that ACPT is unable to obtain permanent financing for a developed property on favorable terms, it could be forced to sell such property at a loss or the property could be foreclosed upon by the lender and result in loss of income and asset value to ACPT.

CHANGES IN POLICIES WITHOUT SHAREHOLDER APPROVAL.

          The investment, financing, borrowing and distribution policies of ACPT and its policies with respect to all other activities, including growth, capitalization and operations, will be determined by the Board of Trustees. Although ACPT's Board of Trustees has no present intention to do so, these policies may be amended or revised at any time and from time to time at the discretion of the Board of Trustees without a vote of the shareholders of ACPT. A change in these policies could adversely affect ACPT's financial condition, results of operations or the market price of the Common Shares. See "Business and Properties of ACPT -- Policies with Respect to Certain Activities," and "Certain Provisions of Maryland Law and of ACPT's Declaration of Trust and Bylaws."

                          REAL ESTATE INVESTMENT RISKS

          Following the Restructuring, the business of ACPT will be subject to certain real estate investment risks that currently affect the business of IGC, including the following:

GENERAL RISKS.

          Real property investments are subject to varying degrees of risk. The yields available from equity investments in real estate depend in large part on the amount of income generated and expenses incurred. If ACPT's assets do not generate revenues sufficient to meet operating expenses, including debt service, development costs, tenant improvements, leasing commissions and other capital expenditures, ACPT may have to borrow additional amounts to cover fixed costs and ACPT's cash flow and ability to make distributions to its Shareholders will be adversely affected.

          The community development and homebuilding businesses of ACPT will continue to be influenced by the risks generally incident to the real estate business. These include the level of interest rates (which will affect the availability, cost and terms of both short- and long-term financing for ACPT and other homebuilders and developers and long-term financing for potential purchasers of homes and apartment projects) and changes in the national economy and in the local economies in which ACPT will operate. Although such factors are generally favorable at present, any sharp rise in interest rates or downturn in the national or local economy can be expected to decrease the demand for real estate and therefore to have an adverse effect on ACPT's operations and profitability. Such factors have tended to be cyclical in nature. The availability of materials and labor and changes in the costs thereof may also affect ACPT's business. Any increase in such expenses without a corresponding increase in revenues would have an adverse impact on ACPT's profitability. In addition, any decrease in the availability of adequate land for residential development, curtailments of access to or unavailability of sewer or water connections due to local moratoria, and the possible adverse effects of legislative, regulatory, administrative, judicial or enforcement changes or other actions that may arise in the future at the national, state or local levels in the areas, among others, involving tax laws, environmental controls and rent regulations could be expected to decrease demand for real estate and therefore adversely affect ACPT's business and profitability. These factors also effect, to some degree, ACPT's management services operations and the value of its real estate holdings. The business of ACPT also will be affected by competition from other residential homebuilders and land developers, some of which have greater experience and resources than ACPT, and from sellers of existing homes and developed lots, and from condominium conversions.

          ACPT's revenues and the value of its rental properties may be adversely affected by real estate conditions (such as oversupply of, or reduced demand for, space and changes in market rental rates); the perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owner to provide adequate management, maintenance and insurance; the ability to collect on a timely basis all rent from tenants; the expense of periodically renovating, repairing and reletting spaces; and increasing operating costs (including real estate taxes and utilities) which may not be passed through to tenants. Certain significant expenditures associated with investments in real estate (such as mortgage payments, real estate taxes, insurance and maintenance costs) are generally not reduced when circumstances cause a reduction in rental revenues from the property. In addition, real estate values and income from properties are also affected by such factors as compliance with laws, including tax laws, interest rate levels and the availability of financing. Also, the amount of available net rentable square feet of commercial property is often affected by market conditions and may therefore fluctuate over time.

          For its development activities, ACPT must obtain the approval of numerous governmental authorities, such as zoning approvals, and State and county permits, and changes in local circumstances or applicable law may necessitate the application for additional approvals or the modification of existing approvals.

OPERATING RISKS.

          ACPT's rental apartment properties are subject to operating risks common to rental apartments in general described below, any and all of which may adversely affect occupancy or rental rates. The apartment properties are subject to increases in operating expenses such as cleaning, electricity, heating, ventilation and air conditioning, elevator repair and maintenance, insurance and administrative costs, and other general costs associated with security, landscaping, repairs and maintenance. If operating expenses increase, the local rental market may limit the extent to which rents may be increased to meet increased expenses without decreasing occupancy rates. While ACPT implements cost-saving incentive measures at each of its apartment properties, ACPT's ability to make distributions to Shareholders could be adversely affected if operating expenses increase without a corresponding increase in revenues.

DEVELOPMENT OF ST. CHARLES.

          ACPT's interest in St. Charles, in which more than 4,500 acres of land remain to be developed, is one of ACPT's most valuable assets. ACPT's success in large part will be dependent upon the continued successful development of St. Charles. See "Business and Properties of ACPT -- Community Development." In addition to the risks generally incident to real estate businesses, there are particular risks associated with the development of St. Charles. These risks include (i) the need to obtain additional zoning and other approvals of the Planning Commission and the County Commissioners of Charles County, Maryland (the "Planning Commission", the "County Commissioners" and the "County," respectively) to permit the full development of St. Charles; (ii) the possibility that the continued and timely development of St. Charles may be affected by environmental laws and regulations applicable to "wetlands"; and
(iii) the failure or delay of other residential developers active in the area to proceed with projects that would be beneficial to ACPT. These projects include the Chapman's Landing and Kingsview residential developments in Charles County. Chapman's Landing is scheduled to commence development in 1998 on the first phase of 576 units and Kingsview currently has 640 lots under development. Although these projects may compete directly with ACPT for homebuying customers, management of ACPT believes that increased occupancy and interest in residential developments in the Charles County area in general will have a beneficial effect on ACPT's ability to market its residential properties.

LITIGATION INVOLVING ST. CHARLES DEVELOPMENT.

          St. Charles has been zoned as a planned unit development that allows construction of approximately 24,730 housing units and 1,390 acres of commercial and industrial development. The County has agreed to provide sufficient water and sewer connections for all housing units remaining to be developed in St. Charles. However, IGC, SCA and ACPT are involved in litigation with the County regarding the cost of water and sewer fees and impact fees previously paid by IGC and SCA. IGC and SCA claim that the County has failed to conduct an appropriate water and sewer connection fee study as the basis on which to set such fees for the St. Charles communities. This matter has been the subject of extensive previous litigation, and in 1992 the Circuit Court for Charles County rendered judgment in favor of SCA and IGC requiring the County to conduct an appropriate study. Litigation filed by SCA and IGC in 1997 seeks to enforce the prior court orders that requires the County to conduct the appropriate water and sewer connection fee study, to reduce the connection fees paid prospectively in the St. Charles communities, and to obtain repayment of excess fees paid in the past. The matter has not yet been decided by the Circuit Court for Charles County. See "Legal Proceedings -- IGC -- Other Litigation."

          As has been the case in other areas of the country, management of ACPT internally has raised concerns regarding the future development of land in St. Charles owned by ACPT and others that may be classified as wetlands. (The U.S. Army Corps of Engineers (the "Corps") regulations define "wetlands" as areas saturated by surface or ground water sufficient to support vegetation typically adapted for life in saturated soil conditions.) However, ACPT obtains determinations as to whether properties are within the Corps' jurisdiction as wetlands prior to the development of any properties, and has developed certain environmental policies and procedures to avoid violations. While ACPT does not believe that any of the foregoing factors will materially adversely affect the planned development of St. Charles on a timely basis, no assurance can be made that this will be the case. See "Business and Properties of ACPT -- Community Development," and "Legal Proceedings."

TERMINATION OF HUD SUBSIDY CONTRACTS; NEW APARTMENT DEVELOPMENT.

          To the extent subsidized units continue to comprise a major portion of its apartment properties, changes in government regulations could significantly affect the status of the ACPT's existing U.S. and Puerto Rico apartment properties and its development of future projects. Of the 2,246 rental units in the U.S., 993 are subject to subsidies, and all 2,653 units in Puerto Rico are subject to subsidies. See "Business and Properties of ACPT -- Rental Apartment Properties." The federal government has virtually eliminated subsidy programs for new construction of low and moderate income housing by profit-motivated developers such as ACPT. No new construction of apartment projects is expected in Puerto Rico and any new apartment properties developed by ACPT in the United States most likely will offer market rate rents which may adversely affect the ability of ACPT to successfully rent such properties. New rental apartment projects also may be affected by certain newly enacted tax law changes.

          The subsidy contracts for ACPT's existing investment apartment properties are scheduled to expire between 1997 and 2020. See "Business and Properties of ACPT -- Rental Apartment Properties," for a summary of the terms of the applicable subsidy contracts. Under a recently enacted law, such contracts may be renewed by the United States Department of Housing and Urban Development ("HUD") on a year to year basis and ACPT intends to seek renewal of expiring subsidy contracts for its U.S. properties. ACPT currently intends to convert to condominiums those apartment properties in Puerto Rico for which the subsidy contracts expire over the next several years. Two such conversions are currently in progress. Because the Federal tax rules governing REITs would impose a substantial tax penalty on any conversion of ACPT's U.S. apartment properties into condominiums, ACPT does not intend to convert any U.S. apartment properties if the subsidy contracts for such properties are not renewed. ACPT intends to offer units in such properties for rent at market rates, which may adversely affect the occupancy rates in such properties. See "Business and Properties of ACPT -- Condominium Conversions."

COMPETITION.

          Real estate development carries risks from competition by other entities and fluctuations in the housing market. ACPT's apartments in St. Charles that have market rate rents are impacted by the supply and demand for competing rental apartments in the area.

          Likewise, the local housing market affects performance generally.
When for-sale housing becomes more affordable due to lower mortgage interest rates or softening home prices, this can adversely impact the performance of rental apartments. ACPT's land development for home sales also faces competition. The number of residential building permits issued by Charles County according to figures released by the county's Department of Planning and Growth Management has increased yearly from 1993, when 962 permits were issued, to 1997, when 1,232 permits were issued. In addition, there are approximately 30 subdivisions competing for new home buyers within five miles of St. Charles. The largest competing housing developments are Kingsview, a 640 unit project being developed by Miller & Smith, Southwinds, a 367 unit project being developed by Washington Homes, and Chapman's Landing, a 576 unit project being developed by Legend Properties. Smaller projects are being developed by more than 20 other developers. Competition in the San Juan metropolitan area with ACPT's Parque Escorial planned community for lot sales for residential building comes primarily from small-scale condominium projects, as Parque Escorial is one of only two master planned communities currently under development in the area. See "Business and Properties of ACPT."

POSSIBLE ENVIRONMENTAL LIABILITIES.

          Under various federal, state, and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of remediation of hazardous or toxic substances on, under or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. At the federal level, the relevant environmental laws include the Clean Water Act, which generally prohibits persons from polluting waters of the United States with substances or materials attributable to sewage, industrial waste or other waste in amounts that are unsightly, malodorous, a nuisance or that interfere in any way with the water's designated use; the Resource Conservation and Recovery Act ("RCRA"), which regulates current hazardous waste handling and disposal; and the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), which regulates the remediation of past environmental contamination. Applicable Maryland environmental statutes and regulations include the Maryland National Pollutant Discharge Elimination System implementing the provisions of the federal Clean Water Act; the Maryland Nontidal Wetlands Protection Act of 1989 and the Maryland Wetlands Act of 1970, regulating activities in nontidal and tidal wetlands respectively; and regulatory authority pertaining to non-hazardous solid waste. Puerto Rico environmental legislation includes the Public Policy Environmental Act, which creates an Environmental Quality Board (EQB) that has responsibility for implementing regulations under the Clean Water Act, RCRA, CERCLA, and other federal environmental legislation. The EQB has promulgated the Water Quality Standards Regulation, Regulations for the Control of Hazardous and Non-Hazardous Solid Wastes, and Non-Hazardous Solid Waste Management Regulation.

          In addition, the presence of hazardous or toxic substances, or the failure to remediate such property properly, may adversely affect the owner's ability to borrow using such real property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances may also be liable for the costs of removal or remediation of hazardous substances at the disposal or treatment facility, whether or not such facility is or ever was owned or operated by such person. Certain environmental laws and common law principles could be used to impose liability for release of and exposure to hazardous substances, including asbestos-containing materials ("ACMs") into the air, and third parties may seek recovery from owners or operators of real properties for personal injury or property damage associated with exposure to released hazardous substances, including ACMs.

          Management of ACPT believes that its properties and operations in St. Charles will not be materially adversely affected by hazardous or toxic substances on such properties. Phase I Environmental Site Assessments have been prepared for substantially all undeveloped parcels in St. Charles which revealed no significant environmental concerns. Remediation has been completed at three sites in Parque Escorial and the Puerto Rico Department of Natural Resources has determined that such sites no longer contain environmental hazards. See "Business and Properties of ACPT --Community Development." In addition, approximately ten acres of land in Canovanas that is used as a burial ground for horses may not be developed for a period of five years after burials cease. Environmental assessments prepared for the remaining undeveloped land in Parque Escorial and Canovanas revealed no significant environmental concerns. However, the management of IGC can give no assurance that significant environmental liability will not arise in the future with respect to the property acquired by ACPT.

EFFECT OF AMERICANS WITH DISABILITIES ACT COMPLIANCE ON CASH FLOW AND DISTRIBUTION.

          Under the Americans with Disabilities Act of 1990 (the "ADA"), all public accommodations and commercial facilities are required to meet certain federal requirements related to access and use by disabled persons. Compliance with the ADA requirements could require removal of access barriers and non-compliance could result in imposition of fines by the U.S. government or an award of damages to private litigants. Although ACPT believes that its properties are substantially in compliance with these requirements, a determination that ACPT is not in compliance with the ADA could result in the imposition of fines or an award of damages to private litigants. If ACPT were required to make unanticipated expenditures to comply with the ADA, ACPT's cash flow and the amounts available for distributions to its shareholders may be adversely affected.

CHANGE IN TAX LAWS; BUILDING SAFETY REGULATIONS.

          Because increases in income, service or transfer taxes are generally not passed through to tenants under residential leases, as they would be under commercial leases, any change to current federal, state or local tax laws which results in an increase in such taxes may have the effect of reducing the cashflow from ACPT's existing or future apartment and commercial rental properties. ACPT's rental properties also are subject to various federal, state and local regulatory requirements regarding building safety, including fire safety codes and building materials regulations. Failure to comply with these requirements could result in the imposition of fines by governmental authorities or awards of damages to private litigants. ACPT believes that its properties are currently in compliance with all such regulatory requirements. However, there can be no assurance that these requirements will not be changed or that new requirements will not be imposed which would require significant unanticipated expenditures by ACPT. ACPT currently is not aware of any proposed changes in tax laws or building safety regulations. However, any increase in expense due to tax increases or increased costs for regulatory compliance could adversely impact the cashflows of ACPT and thereby reduce the amount distributable to Shareholders.

UNINSURED LOSS.

          ACPT will initially carry comprehensive liability, fire, flood, (where appropriate), extended coverage and rental loss insurance with respect to its properties with policy specifications and insured limits customarily carried for similar properties. There are, however, certain types of losses (such as from hurricanes, wars or earthquakes) that may be either uninsurable, only partially insurable, or not economically insurable. Should an uninsured loss or a loss in excess of insured limits occur, ACPT could lose both its capital invested in a property, as well as the anticipated future revenue from such property, and would continue to be obligated on any mortgages indebtedness or other obligations related to the property. Any such loss would adversely affect the business of ACPT and its financial condition and results of operations.

RISKS INVOLVED IN PROPERTY OWNERSHIP THROUGH PARTNERSHIPS, LIMITED LIABILITY COMPANIES, AND JOINT VENTURES.

          ACPT may in the future acquire either a limited partnership interest in a property partnership without partnership management responsibility or a membership interest in a limited liability company without company management responsibility or a co-venturer interest, membership interest, or co-general partnership interest in a property partnership or limited liability company with shared responsibility for managing the affairs of a property partnership, limited liability company, or joint venture and, therefore, would not be in a position to exercise sole decision-making authority regarding the property partnership, limited liability company, or joint venture. Such partnership or joint venture investments may, under certain circumstances, involve risks not otherwise present, including the possibility that ACPT's partners, co-members, or co-venturers might at any time have economic or other business interests or goals that are inconsistent with the business interests or goals of ACPT, and that such partners, co-members, or co-venturers may be in a position to take action contrary to the instructions or the requests of ACPT or contrary to ACPT's policies or objectives, including ACPT's policy with respect to maintaining American Rental's qualification as a REIT. ACPT would, however, seek to maintain sufficient control of such partnerships, limited liability companies, or joint ventures to permit ACPT's business objectives to be achieved. There is no limitation under ACPT's organizational documents as to the amount of available funds that may be invested in partnerships, limited liability companies, or joint ventures.

RISKS ASSOCIATED WITH ILLIQUIDITY OF REAL ESTATE.

          Equity real estate investments are relatively illiquid. Such illiquidity will tend to limit the ability of ACPT to vary its portfolio promptly in response to changes in economic or other conditions. ACPT's primary investment criteria is to invest, hold and develop assets that will generate cash available for distribution to its Shareholders. ACPT acquires or develops assets where ACPT believes that opportunities exist for acceptable investment returns in areas that utilize the expertise of its management, primarily community development and commercial and residential rental properties. In addition, the Code limits the ability of a REIT to sell properties held for fewer than four years, including converting apartment properties into condominiums, which may affect American Rental's ability to sell properties without adversely affecting returns to holders of Common Shares.

RISKS ASSOCIATED WITH ACQUISITION, DEVELOPMENT AND CONSTRUCTION.

          ACPT intends to acquire residential properties to the extent that they can be acquired on advantageous terms and meet ACPT's investment criteria. ACPT's primary investment criteria is to invest, hold and develop assets that will generate cash available for distribution to its Shareholders. ACPT acquires or develops assets where ACPT believes that opportunities exist for acceptable investment returns in areas that utilize the expertise of its management, primarily community development and commercial and residential rental properties. Acquisitions of residential properties entail risks that investments will fail to perform in accordance with expectations and that estimates of the costs of improvements to bring an acquired property up to standards established for the market position intended for that property may prove inaccurate.

          ACPT intends to continue development and construction of residential buildings. Risks associated with ACPT's development and construction activities may include: abandonment of development opportunities; construction or development costs of a property exceeding original estimates, possibly making the property uneconomical; occupancy rates and rents at a newly renovated or completed property may not be sufficient to make the property profitable; financing may not be available on favorable terms for redevelopment or development of a property; unreliability of the contractor or contractors selected to develop or construct a project; permanent financing may not be available on lease-up or a project may not be completed on schedule, resulting in increased debt service activities. In addition, most development projects, regardless of whether they are ultimately successful, typically require a substantial portion of management's time and attention. Development activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, occupancy and other required governmental permits and authorizations. In addition, there are general investment risks associated with any new real estate investment. See
"-- General Risks".

          If a project undertaken by ACPT is subject to one or more of the foregoing events, it may result in such project being unprofitable or in losses for ACPT, which would reduce the amount distributable to Shareholders.

                               TAX RELATED RISKS

ASSET TRANSFERS.

          Gain will be recognized by IGC on the transfer of certain interests in the U.S. Apartment Partnerships as a result of American Housing's assumption of liabilities in excess of the tax basis of the property contributed to American Housing. IGC has estimated that approximately [$4.2 million] in gain will be recognized on this transfer. Each IGC Unitholder will recognize their allocable share of such gain (approximately [$.40] per Unit). See "Income Tax Considerations -- Certain Tax Consequences of the Asset Transfers" and "-- Possible Tax Liabilities in Excess of Cash Distributions."

          Gain generally is recognized when appreciated property is transferred by a United States person to a foreign corporation in the amount of the excess of the fair market value over the basis of the transferred property. There is an exception to this gain recognition rule in the case of property transferred to a foreign corporation for use by that foreign corporation in the active conduct of a trade or business outside of the United States. However, this "active conduct" exception does not apply to certain property, such as certain intangible property and inventory (and similar property described in Code
Section 1221(1) and (3)). For purposes of applying these rules to a transfer of a partnership interest, such transfer is generally treated as a transfer of a pro-rata share of the assets of the partnership represented by such interest.

          IGC will transfer property to IGP Group, directly or indirectly through subsidiary partnerships, that is current used or expected to be used in a leasing business in Puerto Rico. The determination of whether the transfer of such assets will qualify for the "active conduct" exception to the general gain recognition rule is made on the basis of all of the facts and circumstances. In general, real property will be leased by the Puerto Rico Apartment Partnerships and management, administrative, and other services will be provided by IGP, the general partner of such partnerships. IGP will be reimbursed by the Puerto Rico Apartment Partnerships for certain expenses, including reimbursements for all or a portion of the wages or salaries of IGP employees providing services with respect to a particular rental property, plus a fee. The services to be provided by IGP employees include marketing, customer service, repair and maintenance, and other substantial operational activities with respect to the leased properties.

          ACPT, IGP Group, and IGP have represented that IGP and its employees will continue to provide management and operational services for the Puerto Rico Apartment Partnerships in substantially the same manner as they do at present. Counsel will not monitor compliance with such representations. Whether the transfer will qualify for the "active conduct" exception will depend on the extent and nature of the services to be provided in the future, and on the application of general rules to a more complex ownership structure than was anticipated in such rules.

          There can be no assurances that the IRS will not successfully challenge whether all, or a portion, of the appreciated assets transferred directly or indirectly to IGP Group will qualify for the "active conduct" exception and seek to apply the general rule that gain is recognized on such transfers to the extent that the fair market value of such property exceeds its adjusted tax basis. For example, the IRS could argue that IGP Group does not qualify for the "active conduct" exception based on the management and other services performed by the employees of IGP, either because of the nature of such services or because of the capacity in which such services were performed.

          In addition, there can be no assurances that the IRS will not successfully challenge whether any of the LDA assets transferred to American Land indirectly through the Class B interests in IGP will be treated as a transfer to a foreign corporation that is subject to the recognition of gain to the extent that the fair market value of such property exceeds its adjusted tax basis.

          As a result of the Asset Transfers and other steps taken by IGC to maintain its status as a partnership for federal tax purposes, it is likely that IGC will have a lower tax basis in its assets than if the Asset Transfers and such other steps had not been taken. This decrease in basis may be reflected in IGC's basis in the Common Shares. This decrease may also be reflected in the tax basis that the Shareholders take in their Common Shares because Shareholders will take a tax basis in their Common Shares equal to the lesser of IGC's tax basis in the Common Shares or the Shareholders' adjusted tax basis in their IGC Units immediately before the Distribution. In addition, there can be no assurances that the positions adopted by IGC in the Asset Transfers and other steps taken by IGC to reduce its non-qualifying income will not be successfully challenged by the IRS.

CLASSIFICATION OF IGC AS A PARTNERSHIP.

          Even if it satisfies the other requirements to be treated as a partnership, an organization generally will be taxed as a corporation if it is a "publicly traded partnership." As discussed below, if the Distribution occurs at a time when IGC is treated as a corporation for tax purposes, the Distribution will result in significant adverse tax consequences to IGC and the Unitholders. It is possible that the determination of whether IGC will be treated as a corporation as of January 1, 1998, will not be certain until after the Distribution and it is also possible that the Distribution could adversely affect the determination of whether IGC will be treated as a corporation as of January 1, 1998, because the Distribution will remove a potential source of a significant amount of gross income of the type that would allow IGC to qualify for an exception from the general rule that publicly traded partnerships are taxed as corporations.

          The general rule that publicly traded partnerships are taxed as corporations does not apply to a publicly traded partnership for a taxable year if at least 90% of the organization's gross income for such taxable year (and all prior taxable years) constitutes "qualifying income" (the 90% qualifying income" test). Qualifying income includes interest, dividends, "real property rents," gain from the sale or other disposition of real property (including property held for sale and other property described in Code Section 1221(1)), certain income derived in connection with certain natural resources, and gain from the sale or disposition of a capital asset (or property described in Code Section 1231(b) held for the production of qualifying income). Qualifying income generally includes income that qualifies under the regulated investment company or REIT qualification rules.

          Current estimates of IGC's income for the first quarter of 1998 indicate that less than 90% of IGC's gross income for that period will constitute qualifying income. After the Distribution, it is unlikely that IGC will have sufficient amounts of gross qualifying income to have a significant effect on this computation. IGC has represented that it will closely monitor the amount and character of IGC's gross income and will take steps, including transferring certain assets that generate non-qualifying income to corporate entities, in order to increase the percentage of IGC's gross income that constitutes qualifying income. IGC also expects to take steps that will increase its qualifying income. In addition, the Restructuring is contingent upon the management of IGC determining that IGC will be classified as a partnership for federal tax purposes for 1998. See "The Special Meeting -- Recommendation of the Board of Directors of IGMC." However, there can be no assurances that IGC's efforts will be successful or that IGC will generate sufficient amounts of qualifying income relative to non-qualifying income to meet the "90% qualifying income" exemption from the general treatment of publicly held partnerships as corporations.

          If IGC failed to meet the "90% qualifying income" test for 1998 and did not take any of the actions described above to avoid being treated as a corporation, the following events would be deemed to occur on January 1, 1998:
(1) IGC would be deemed to transfer all of its assets (subject to its liabilities) to a newly formed corporation in exchange for the stock of the corporation, and (2) IGC would be deemed to distribute its stock to its partners (including Unitholders) in liquidation of their interests in IGC. Such deemed events generally should not give rise to gain except that (1) gain would be recognized by IGC (and such gain would be allocated to the Unitholders) to the extent that the aggregate amount of liabilities deemed to be assumed by the new corporation exceed the adjusted tax basis of the assets deemed contributed to the corporation; and (2) gain would be recognized by a Unitholder to the extent that cash is deemed to be distributed to the Unitholder in excess of such Unitholder's adjusted tax basis in his or her Units immediately before such deemed distribution.

          If IGC were treated as a corporation as of January 1, 1998, then the Distribution would be taxable to IGC to the extent that the fair market value of the ACPT Common Shares exceed IGC's adjusted tax basis in such Common Shares immediately before the Distribution and an amount equal to the value of the Common

Shares generally would be treated as a distribution to the Unitholders taxable as a dividend to the extent of IGC's "earnings and profits" (for the period that it was treated as a corporation), then a return of capital to the extent of the Unitholder's basis in his or her Units, and then gain from the sale or exchange of property.

CORPORATE LEVEL TAXES.

          Prior to the Restructuring, IGC has had no significant federal tax obligations because entities treated as partnerships for federal tax purposes are not subject to income taxes at the entity level. After the Restructuring, certain activities that were previously conducted through partnership entities will be contributed to corporations or other entities treated as corporations for federal tax purposes. Although Management has attempted in the Restructuring to reduce the "double" taxation that generally occurs when a corporation distributes its profits to its Shareholders, significant amounts of corporate-level taxes may be imposed upon American Land and American Management, and could be imposed upon American Rental if it does not qualify as a REIT and upon ACPT if it does not qualify as a partnership for federal tax purposes. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of ACPT" and "-- Federal Income Tax Classification of American Land and American Management."

CLASSIFICATION OF AMERICAN RENTAL AS A REIT.

          American Rental intends to elect to be treated as a REIT for federal tax purposes. Subject to the following paragraphs and the qualifications, assumptions, and representations set forth under "Income Tax Consequences -- Federal Income Tax Consequences -- Federal Income Tax Classification of American Rental -- Counsel's Opinion Relating to Qualification of American Rental as a REIT," Covington & Burling is of the opinion that (i) American Rental will be organized in conformity with the requirements for qualification as a REIT beginning with its taxable year ending December 31, 1998, and (ii) its proposed method of operations described in this Proxy Statement/Prospectus will enable it to satisfy the requirements for such qualification. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of American Rental -- Counsel's Opinion Relating to Qualification of American Rental as a REIT."

          The rules governing REITs are highly technical and require ongoing compliance with a variety of tests that depend, among other things, on meeting certain requirements relating to the sources of its gross income (generally, at least 75% of its gross income must be from certain sources related to real estate and at least 95% of its gross income must be from such sources or from certain passive sources such as interest, dividends, or sales of stock), the character of its assets (generally, at least 75% of its assets must be real estate assets, cash and cash items, and U.S. government securities), the amount of its annual distributions (generally, at least 95% of its taxable income must be distributed annually), the organizational structure and the beneficial ownership of American Rental through Common Shares. Counsel will not monitor American Rental's compliance with these requirements.

          One of the REIT ownership requirements is that not more than 50% of the Common Shares may be held, directly or indirectly, applying certain constructive ownership rules, by five or fewer individuals at any time during the last half of each of American Rental's taxable years (the "closely held" test), beginning with the second taxable year for which American Rental elects to be taxed as a REIT. At the time of the Distribution, American Rental will not meet the "closely held" test because of the percentage ownership of the Wilson Family. James J. Wilson and J. Michael Wilson have advised ACPT that the Wilson Family will take such actions as may be necessary to reduce its percentage ownership to below 40% before the last half of American Rental's second taxable year in order to permit American Rental to qualify as a REIT. However, no member of the Wilson Family is under an obligation to do so. Sales of a significant number of Common Shares by the Wilson Family or others could affect the market price of Common Shares. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Section 754 Election."

          Counsel's opinion on American Rental's REIT status assumes that the Wilson Family will reduce their percentage interest in a manner that will permit American Rental to meet the "closely held" test at all times during and after the last half of American Rental's second taxable year. However, in light of the anticipated initial ownership structure and the lack of an enforceable means by which ACPT or American Rental can achieve compliance with the "closely held" test, no assurance can be given that American Rental will qualify as a REIT for any particular year, or that the applicable law will not change and adversely affect American Rental, ACPT, and its Shareholders.

          To maintain REIT status, American Rental generally must distribute to its shareholders in each taxable year at least 95% of its net ordinary income (capital gain is not required to be distributed). A REIT may satisfy the 95% distribution test with dividends paid during the taxable year and with certain dividends paid after the end of the taxable year. American Rental will be taxed at regular corporate rates to the extent that it retains any portion of its taxable income (e.g., if American Rental distributes only the required 95% of its taxable income, it would be taxed on the retained 5%). Under certain circumstances, American Rental may not have sufficient cash or other liquid assets to meet the distribution requirement. This could arise because of competing demands for American Rental's funds, or because of timing differences between tax reporting and cash receipts and disbursements (i.e., income may have to be reported before cash is received, or expenses may have to be paid before a deduction is allowed). In addition, cash associated with taxable income may be used to make non-deductible payments of principal on liabilities, resulting in taxable income without associated funds to make a distribution. Although American Rental has represented that it will meet the 95% distribution requirement, no assurance can be given that necessary funds will be available.

          For additional risks relating to American Rental's qualification as a REIT, see "-- Ownership Structure and Stapled Stock Rules" and "-- Recent Changes in Law and Legislative Proposals."

          If American Rental does not qualify as a REIT, it would be classified as an association taxable as a corporation, and American Rental would be taxable on its income (determined without the deduction for distributions generally applicable to REITs) at the applicable corporate rate and distributions to ACPT generally would be taxable to the Shareholders as dividends. Treatment of American Rental as an association taxable as a corporation would result in a material reduction in the anticipated cash flow to Shareholders and would have a significant adverse effect on the value of the Common Shares. See "Income Tax Considerations -- Federal Income Tax Considerations --Federal Income Tax Classification of American Rental -- Failure to Qualify as a REIT."

OWNERSHIP STRUCTURE AND THE STAPLED STOCK RULES.

          Unlike most other REITs in which the public owns direct interests in the REIT entity, the Shareholders will own Common Shares in ACPT, a Maryland real estate investment trust that is expected to be treated as a partnership for federal tax purposes and as a corporation for Puerto Rico tax purposes, which in turn owns all of the common stock of American Rental (a Maryland real estate investment trust which will elect to be taxed as a REIT), IGP Group (a Puerto Rico "hybrid" entity that is expected to be treated as a corporation for federal tax purposes and a special partnership for Puerto Rico tax purposes), American Land and American Management (both are domestic corporations). This complex structure raises a greater number of interpretative issues, including those under the REIT qualification rules, and more such issues which lack clear guidance, than generally would be encountered in most other direct investments in REITs, domestic corporations, or foreign corporations.

          Under the "stapled stock" rules, if a domestic corporation and a foreign corporation are "stapled entities," the foreign corporation is treated as a domestic corporation and, for purposes of applying the REIT qualification rules, all "stapled entities" are treated as a single entity. The term "stapled entities" means any group of two or more entities if more than 50 percent of the value of the beneficial interest of such entities consists of "stapled interests." Two or more interests are "stapled interests" if "by reason of form of ownership, restrictions on transfer, or other terms or conditions, in connection with the transfer of one of such interests, the other such interests are also transferred or required to be transferred." If American Rental and any other corporations were found to be "stapled entities," it is unlikely that American Rental would qualify as a REIT because the REIT qualifications rules (including those relating to sources of gross income, types of assets, and annual distribution requirements) would be applied as if all such "stapled entities" were a single entity. If IGP Group and any domestic corporation were found to be "stapled entities," IGP Group would be treated as a domestic corporation and would be subject to federal income tax on its world-wide taxable income at rates applicable to U.S. corporations (the current highest rate is 35%) and distributions to ACPT would be taxable as dividends to the extent of earnings and profits, nontaxable dividends to the extent of basis, and then as capital gain.

          There are no restrictions, terms, or conditions on the stock (or other beneficial ownership interests) of American Rental, American Land, American Management or IGP Group that would require the transfer of any one in connection with the transfer of any other. Thus, ACPT is free to transfer all or any portion of the stock of each of American Rental, American Land, American Management, or IGP Group without regard to the transfer of all or any portion of the stock of any other of such entities. However, it is possible that the IRS could argue that such stock comes within the stapled stock rules due to the common ownership of such stock by ACPT, whereby a transfer of a Common Share results in the indirect transfer of the beneficial ownership of a portion of the stock owned by ACPT. It does not appear that Congress intended to apply the "stapled stock" rules merely because an upper-tier entity owns stock in several lower-tier entities that are not subject to transfer restrictions.

          It appears that in enacting the "stapled stock rules" with respect to REIT stock, Congress was primarily concerned that the pairing of the stock of an active business with that of a REIT would result in the avoidance of corporate level tax with respect to the real property used in the active business, particularly when such real property is leased by the REIT to the active business. In the case of ACPT, American Rental has represented that it (and its subsidiaries) will not lease any property to American Land, American Management, IGP Group, or any entity related thereto.

          However, the legislative history also suggests that Congress may have intended to apply the "stapled stock" rules in a broader context, even if there is no potential for avoidance of corporate-level taxes by the active business. For example, the legislative history provides that in enacting the REIT provisions Congress did not intend the "dilution" in the investment of qualified real estate activities that occurs when small investors buy shares in another corporation stapled to REIT shares.

          Although there is little guidance on the application of the stapled stock rules to REITs there is legislative activity in this area. Although the current legislative proposals with respect to "stapled stock" do not directly address the ACPT structure, these proposals may result in increased legislative or administrative scrutiny in this area, and could lead to new provisions, or new guidance on existing provisions, that apply the stapled stock rules to American Rental and the other corporations owned by ACPT. The current statutory provisions grant the Treasury Department broad authority to prescribe "such regulations as may be necessary to prevent avoidance or evasion of Federal income tax through the use of stapled entities."

          In light of the lack of existing guidance in this area and the possibility of legislative and/or administrative activity in this area, there can be no assurances that the IRS would not seek to apply the "stapled stock" rules to the entities owned by ACPT under current law or under future legislative proposals, and if so, that such application by the IRS would not be upheld by a court of competent jurisdiction.

          As discussed below under "-- Share Ownership, Reporting" another legislative proposal included in the "General Explanation of the Administration's Revenue Proposals" (February 1998) would add an additional requirement for REIT qualification. It appears that American Rental would not qualify as a REIT if it were subject to this requirement as proposed, because under the current ownership structure, ACPT would own more than 50% of the value and voting rights with respect to American Rental's stock.

CLASSIFICATION OF IGP GROUP FOR UNITED STATES AND PUERTO RICO TAX PURPOSES.

          IGP Group will be formed as a Puerto Rico corporation that will be treated as a corporation for federal tax purposes. IGP Group intends to qualify as a special partnership that is treated as a "pass-through" entity for Puerto Rico income tax purposes. As a special partnership for Puerto Rico income tax purposes, all of IGP Group's Puerto Rico source income will be taxable to its partner ACPT, which will be treated as a foreign corporation for Puerto Rico tax purposes. See "Income Tax Considerations --Certain Puerto Rico Income Tax Consequences." For United States tax purposes, each Shareholder will be considered to have paid his or her allocable share of any Puerto Rico income taxes paid by ACPT on its Puerto Rico source income. Such taxes may give rise to a foreign tax credit (subject to applicable limitations) or to a deduction for United States income tax purposes. If IGP Group fails to qualify as a special partnership and is treated as a corporation for Puerto Rico income tax purposes it would be subject to Puerto Rico income tax on its Puerto Rico source income, and ACPT and the Shareholders would not be treated as having paid any taxes to Puerto Rico with respect to the Puerto Rico source income of IGP Group. Treatment of IGP Group as a corporation for Puerto Rico tax purposes would have a significant adverse effect on the value of the Common Shares. See "Income Tax Consideration -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Foreign Tax Credit."

          In order to qualify as a special partnership for Puerto Rico tax purposes, IGP Group must derive 70% or more of its gross income from Puerto Rico sources and 70% or more of its gross income must be derived from the sale and/or lease of buildings and structures to third parties and land development, among other activities.

          The rules governing special partnerships are highly technical and require ongoing compliance with a variety of tests that depend among other things, on the nature of future partnership income. Puerto Rico counsel will not monitor IGP Group's compliance with these requirements. While IGP Group intends to satisfy these tests, no assurance can be given that IGP Group will qualify as a special partnership for any particular year, or that the applicable laws and regulations will not change and adversely affect IGP Group, ACPT and its shareholders. IGP Group's qualification as a "pass-through" entity for Puerto Rico tax purposes is based, in part, on private rulings issued by the Puerto Rico Department of Treasury in connection with IGP. These rulings are not binding on the Puerto Rico Department of Treasury and there is no guarantee that their principles will be followed in evaluating IGP Group's situation.

          If IGP Group and any domestic corporation were found to be "stapled entities," IGP Group would be treated as a domestic corporation and would be subject to federal income tax on its world-wide taxable income at rates applicable to U.S. corporations (the current highest rate is 35%) and distributions to ACPT would be taxable as dividends to the extent of earnings and profits, nontaxable dividends to the extent of basis, and then as capital gain. See "-- Ownership Structure and the Stapled Stock Rules."

POSSIBLE TAX LIABILITIES IN EXCESS OF CASH DISTRIBUTIONS.

          A Shareholder generally will be subject to federal income tax on his or her allocable share of ACPT's taxable income without regard to distributions. However, for the treatment of certain Puerto Rico Shareholders, see "Income Tax Considerations --Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Puerto Rico Shareholders." ACPT will be required to distribute annually to Shareholders, in cash and/or property, an amount equal to 45% of the net taxable income of ACPT allocated to Shareholders less the amount of taxes paid by ACPT in Puerto Rico and other foreign countries and certain federal taxes paid by American Rental with respect to undistributed capital gains. If ACPT's income consists largely of cash dividends as expected, it is likely that ACPT will have sufficient cash to distribute to the shareholders. However, there can be no assurance that ACPT will make distributions in any given year that provide Shareholders with sufficient cash to meet their federal income tax liabilities with respect to their share of ACPT's income. This discussion assumes that ACPT will be treated as a partnership for federal income tax purposes. See "Distribution Policy" and "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of ACPT."

          Although IGC generally is required to distribute at least 55% of its taxable income to the Unitholders, IGC may satisfy this obligation with a distribution of property other than cash (such as the Common Shares). If IGC does not distribute sufficient cash to pay the Unitholder's tax liabilities with respect to the Unitholder's share of IGC's taxable income, the Unitholder may have to use funds from other sources or sell the property distributed by IGC, including Common Shares. Sale of Common Shares may give rise to taxable gain. See "-- Section 704(c) Allocations and Section 754 Election" and "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Sale or Exchange of Common Shares."

          In addition, following the Restructuring it is possible that IGC may recognize taxable income without receiving sufficient cash to enable IGC to make a distribution to the IGC Unitholders in an amount at least equal to the IGC Unitholder's tax liability arising from their share of IGC taxable income. Further, it is possible that ACPT or IGC may not make a cash distribution regardless of whether significant cash is available or regardless of any obligations to make such a distribution.

CLASSIFICATION OF ACPT AS A PARTNERSHIP.

          The federal income tax treatment contemplated for ACPT and the Shareholders will be available only if ACPT is classified as a "partnership" for federal income tax purposes and not as an "association" taxable as a corporation. Subject to the qualifications, assumptions, and representations set forth in "Income Tax Considerations --Federal Income Tax Considerations -- Federal Income Tax Classification of ACPT --Counsel's Opinion of Federal Income Tax Classification of ACPT," Covington & Burling is of the opinion that, under current laws and regulations and interpretations thereof, ACPT will be classified as a "partnership" for federal income tax purposes. Counsel's opinion, depends upon the continued satisfaction of certain conditions by ACPT, as described in "Income Tax Considerations -- Federal Income Tax Considerations --Federal Income Tax Classifi cation of ACPT." There can be no assurance that these conditions will continue to be met.

          If ACPT were to be classified as an association taxable as a corporation for any year, ACPT would be taxable on its profits at the applicable corporate rate and distributions to the Shareholders generally would be taxable as dividends. In addition, Shareholders may not be eligible for foreign tax deductions or credits with respect to Puerto Rico taxes paid by ACPT. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Foreign Tax Credit." Treatment of ACPT as an association taxable as a corporation would result in a material reduction in the anticipated cash flow to Shareholders and would have a significant adverse effect on the value of the Common Shares. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of ACPT."

FOREIGN TAX CREDITS.

          For United States tax purposes, each Shareholder will be considered to have paid his allocable share of any Puerto Rico income taxes paid by ACPT. Shareholders generally may claim a foreign tax credit (subject to applicable limitations) or a deduction for federal income tax purposes. One of the limitations on the foreign tax credit is that a Shareholder cannot use foreign taxes to offset more than the Shareholder's federal tax liability attributable to foreign source income. The taxes payable to Puerto Rico by ACPT might not be fully creditable by Shareholders because of this limitation. Taxable income of ACPT for federal and Puerto Rico tax purposes may differ due to the respective tax accounting and entity classification provisions of the jurisdictions that in some cases are not the same. For example, for Puerto Rico income tax purposes IGP Group intends to qualify as a special partnership and the tax items of IGP Group would then flow through to ACPT for Puerto Rico income tax purposes as a distributive share of income whether or not cash is distributed. However, for federal tax purposes, IGP Group is treated as a corporation and none of IGP Group's tax items will flow through to ACPT and ACPT generally will treat cash distributed from IGP Group as a dividend. See "Income Tax Considerations -- Federal Income Tax Classifications -- Federal Income Taxation of ACPT and Shareholders -- Foreign Tax Credit. In addition, Foreign Tax Credits would not be available to Shareholders if IGP Group is treated as a corporation for Puerto Rico income tax purposes or if Puerto Rico were to become a state. See "--Classification of IGP Group for United States and Puerto Rico Tax Purposes" and "--Puerto Rico Statehood."

          The foreign tax credit limitations must also be computed separately for certain categories or "baskets" of income. For example, separate computations generally would be made for "passive basket" income such as dividends and for "general limitations basket" income earned in the active conduct of a trade or business. A Shareholder's Puerto Rico source income with respect to his or her ownership of Common Shares likely will consist of the Shareholder's distributive share of dividends from IGP Group under federal income tax rules. In contrast, the Shareholder's distributive share of ACPT's Puerto Rico taxes will have been paid in accordance with applicable Puerto Rico tax rules with respect to ACPT's distributive share of the rental and other income earned by IGP and the Puerto Rico Apartment Partnerships. The IRS may argue that a Shareholder's distributive share of IGP Group dividends constitutes foreign "passive basket" income and that the Shareholder cannot use his or her distributive share of ACPT's Puerto Rico taxes under these limitation rules unless the Shareholder has other foreign source "active basket" income.

PUERTO RICO STATEHOOD.

          Foreign tax credits would not be available with respect to taxes paid to Puerto Rico if it were to become a state. There are pending legislative proposals in Congress that, if enacted, would permit a referendum in Puerto Rico on statehood.

SECTION 704(c) ALLOCATIONS AND SECTION 754 ELECTION.

          There will be "unrealized gain" on certain contributed property held by ACPT (i.e., the excess of the fair market value of the property at the time it is contributed to ACPT pursuant to the Asset Transfers over ACPT's basis in the property). The unrealized gain will be determined by and allocated to each asset by the Trustees. These determinations may affect substantially the amount and timing of gain or loss recognized by Shareholders in the event that ACPT were to sell its interest in American Land, American Management, American Rental, or IGP Group. However, ACPT does not expect to sell its interests in such entities. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders --Section 704(c) Allocations."

          ACPT will not make an election under Section 754 of the Code to adjust the tax basis of its property upon sales and certain other transfers of Common Shares. Therefore, persons who purchase Common Shares from Shareholders will not receive a special basis adjustment with respect to their share of property held by ACPT to reflect the purchase price of such Common Shares. Thus, if ACPT sells all or a portion of its interests in the lower-tier entities, a Shareholder who purchases Common Shares after the Distribution will recognize his or her proportionate share of ACPT's gain or loss regardless of whether such gain or loss is attributable to appreciation or depreciation in the value of the interests sold by ACPT that occurred before the Shareholder acquired its Common Shares. If ACPT were to sell its interests in American Land, American Management, American Rental, or IGP Group, the proportionate share of the gain or loss recognized by a Shareholder could vary depending on whether or not such Shareholder purchased its Common Shares from a person that originally contributed property to IGC. It is possible that in certain circumstances, the trading market for the Common Shares could be adversely affected because the Common Shares were not fungible. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders --
Section 754 Election."

RECENT CHANGES IN LAW AND LEGISLATIVE PROPOSALS.

          The Taxpayer Relief Act of 1997 (Pub. L. 105-34) ("1997 Act") made significant changes to the Code, including changes relating to the treatment of partnerships and REITs. It may be some time before the IRS issues regulations or other formal guidance under the 1997 Act. It is possible that such regulations or other formal guidance could interpret the relevant law in a manner that is contrary to this discussion or contrary to the opinion of Counsel, and such interpretation could be applied retroactively. It is also possible that there will be further significant changes in the applicable law in the future.

          One of the legislative proposals contained in the "General Explanations of the Administration's Revenue Proposals" issued by the Department of the Treasury in February 1998, would add an additional requirement for REIT qualification that no person can own stock of a REIT possessing more than 50% of the total combined voting power of all classes of voting stock or more than 50% of the total value of shares of all classes of stock. Constructive ownership rules would apply for purposes of determining a person's stock ownership. It appears that American Rental would not qualify as a REIT if it were subject to this requirement, as proposed, because ACPT owns more than 50% of the voting power and total value of American Rental's stock. This new requirement is proposed to apply to entities electing REIT status for taxable years beginning on or after the date of first committee action. If legislation based on this proposal is enacted, the determination of whether American Rental will qualify as a REIT may depend on whether American Rental is subject to such legislation based on the effective date of such legislation as enacted.

          A second legislative proposal contained in the Administration's Revenue Proposals would limit the current exceptions from the "stapled stock" rules for certain REITs that were in existence prior to the 1984 enactment of those rules. Bills containing a version of this proposal have been introduced in both the House of Representatives and the Senate. A third legislative proposal contained in the Administration's Revenue Proposals would expand the current prohibition that REITs cannot own more than 10% of the voting interests of a corporation to also exclude ownership of more than 10% of the value of all classes of stock of a corporation. Although these proposals in their current form may not directly affect ACPT or American Rental, they indicate the possibility that there may be significant legislative and administrative activity relating to the qualification of an entity as a REIT in the near future. This activity could have a negative impact on the determination of whether American Rental qualifies as a REIT.

                              THE SPECIAL MEETING

MATTERS PRESENTED FOR VOTE.

          The special meeting of IGC Unitholders will be held on _______________, 1998.

          This Proxy Statement/Prospectus is being furnished to the holders of IGC Units in connection with the solicitation by IGMC of proxies from IGC Unitholders for use at the special meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF IGMC.

          The Board of Directors of IGMC, by unanimous vote, has approved the Restructuring, believes that the terms of the Restructuring are in the best interests of the IGC Unitholders, and recommends that IGC Unitholders vote in favor of approving the Restructuring.

          The Restructuring is contingent upon management of IGC determining that IGC will be classified as a partnership for federal income tax purposes for the year 1998. In making this determination, management of IGC will analyze IGC's income and seek an opinion of counsel that IGC will be classified as a partnership for federal income tax purposes. To be classified as a partnership, at least 90% of IGC's gross income in 1998 must be derived from qualifying "passive type" sources such as interest, dividends and real property income. As of March 25, 1998, IGC was not in compliance with the requirement. IGC is in the process of restructuring certain of its operations to ensure that it will comply with this 90% test for 1998. However, there is no assurance that these measures will be successful. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of IGC."

IGC UNITS ELIGIBLE TO VOTE ON THE RESTRUCTURING.

          The close of business on _______________, 1998 has been established as the Record Date for determining IGC Unitholders entitled to notice of, and to vote at, the special meeting of IGC Unitholders and at any adjournment thereof. On that date, there were issued and outstanding __________ IGC Units. No matters other than the Restructuring and certain procedural matters may be discussed or voted upon at the special meeting of IGC Unitholders.

          The presence, in person or by proxy, of IGC Unitholders holding more than 50% of the total number of outstanding IGC Units will constitute a quorum at the special meeting of IGC Unitholders.

          If you beneficially own IGC Units issued to a broker or other nominee holder, you must instruct such broker or nominee holder how to vote the IGC Units that you beneficially own. If you do not give such instructions, the broker or other nominee holder will not vote your IGC Units. Failure to vote any IGC Units on the Restructuring will have the same effect as voting against the proposal because its approval requires a majority of the outstanding IGC Units eligible to vote in its favor.

REQUIRED VOTE.

          The Board of Directors of IGMC unanimously recommends a vote for the Restructuring. For the Restructuring to take effect, more than 50% of the total number of outstanding IGC Units eligible to be voted must vote in favor of the Restructuring at the special meeting. In addition, the Restructuring must be approved by a majority of the IGC Units present, in person or by proxy, and voted at the meeting that are not beneficially owned by the Wilson Family. The Wilson Family beneficially owns more than a majority of the outstanding IGC Units.

          Only record holders are entitled to vote. If you are only the beneficial owner of IGC Units and you do not hold the IGC Units of record, you must instruct the record holder of your IGC Units how to vote your IGC Units. You will have one vote for each IGC Unit you hold. If you vote against the Restructuring, you will not possess any appraisal rights with respect to your IGC Units. See "The Restructuring -- No Dissenters' Appraisal Rights."

BROKER NON-VOTES AND ABSTENTIONS.

          Under the rules of the American Stock Exchange, brokers holding IGC Units on behalf of their clients may not vote the respective IGC Units on whether to approve the Restructuring without their clients' authorization. A broker therefore will not vote any IGC Units on whether to approve the Restructuring without receiving instructions on how to vote from such broker's client. Accordingly, there will be no broker non-votes to consider at the special meeting.

          With respect to the Restructuring, abstentions will have the same effect as a vote against approval because more than 50% of the total number of outstanding eligible IGC Units must approve the Restructuring, rather than just a majority of those eligible IGC Units present at the special meeting.

PROXIES.

          Proxyholders will vote the eligible IGC units represented by valid proxies at the special meeting in accordance with the directions given on the Proxy Card concerning whether to approve the Restructuring. Moreover, the proxyholders intend to vote such IGC Units on any procedural matters coming before the special meeting in accordance with their best judgment. Unless indicated to the contrary thereon, the directions you give on a Proxy Card will be for all of your eligible IGC Units.

          IF YOU SIGN AND RETURN A PROXY CARD WITHOUT GIVING ANY DIRECTIONS ON HOW TO VOTE ON THE RESTRUCTURING, THE PROXYHOLDER WILL VOTE YOUR ELIGIBLE IGC UNITS FOR THE APPROVAL OF THE RESTRUCTURING.

REVOCATION OF PROXIES.

          You may revoke your proxy at any time prior to the proxyholder's voting of the IGC Units to which such proxy applies by: (i) submitting a later dated Proxy Card to the IGC Management proxyholders or someone else who attends the special meeting; (ii) attending the special meeting and delivering a written notice of revocation of the proxy to the representatives of IGC Management present at the special meeting; or (iii) delivering a written notice of revocation of the proxy to IGC Management at 222 Smallwood Village Drive, St. Charles, MD 20602, Attention: Edwin L. Kelly, Secretary, which the Secretary receives before the date of the special meeting.

SOLICITATIONS BY IGC MANAGEMENT.

          IGC Management, officers and employees of IGC, and directors of IGMC may solicit proxies in favor of the Restructuring by mail, personal interview, telephone, facsimile transmission or other means. They will receive no additional compensation therefor, but will be reimbursed for any expenses incurred in connection therewith.

NO DISSENTERS' APPRAISAL RIGHTS.

          IGC Unitholders who object to the Restructuring will have no dissenters' appraisal rights (i.e., the right, instead of receiving Common
                              ----
Shares, to seek a judicial determination of the "fair value" of their IGC Units and to compel IGC to purchase IGC Units for cash in that amount) under state law or the Partnership Agreement, nor will such rights be voluntarily accorded to the IGC Unitholders, and objecting IGC Unitholders will have no alternative to receipt of Common Shares in the Restructuring other than selling their IGC Units in the market. The IGC Units are currently listed on the AMEX and the PSE under the ticker symbol "IGC."

                               THE RESTRUCTURING

REASONS FOR THE RESTRUCTURING.

          The purpose of the Restructuring is to create an attractive investment vehicle that will not be burdened with the operating losses and capital needs of AFH, IWT and CWT and will not be a party to IGC's wetlands litigation. In addition, ACPT, whose principal income is dividends from corporations, should be a more attractive investment for pension funds and mutual funds than is IGC as a master limited partnership. Tax reporting for Shareholders will be simplified compared to that of IGC Unitholders. Management expects that ACPT will have greater access to capital markets than IGC has had. However, completion of the Restructuring may result in certain adverse consequences to holders of Common Shares, including a reduction in mandatory distributions compared to that of IGC, recognition of an estimated $4.2 million of taxable gain in connection with certain of the Asset Transfers, and limitations on ownership of Common Shares. See "-- Principal Advantages of the Restructuring; -- Principal Disadvantages of the Restructuring."

THE ASSET TRANSFERS.

          ACPT will act as a self-managed holding company and following the Asset Transfers will own all of the outstanding equity interests in American Land, American Management and IGP Group and all of the common stock of American Rental. Through the Asset Transfers, IGC will transfer its principal real estate operations and assets to ACPT and these subsidiary entities.

     American Rental.
     ---------------

          American Rental will acquire IGC's partnership interests in United States investment apartment properties and its land in the United States presently intended for development as apartment properties. The partnership interests in 13 investment apartment properties ("U.S. Apartment Partnerships") will be held by American Rental indirectly through American Housing, in which American Rental will have a 99% limited partner interest. American Housing Management Company, a wholly owned subsidiary of American Rental, will have a 1% general partner interest. See "Business and Properties of ACPT -- Rental Apartment Properties -- United States" for a description of the United States apartment properties. American Rental is expected to be taxed as a REIT. In order to maintain its REIT qualification, American Rental will issue preferred shares to 200 employees of American Management which in the aggregate will represent a liquidation value of $200,000 and provide for a 10% cumulative preferred dividend.

     American Management.
     -------------------

          American Management, which currently is a wholly-owned subsidiary of IGC, in December 1997 acquired IGC's United States property management operations which provide management services for the United States apartment properties and for other rental apartments not owned by IGC. Prior to the formation of American Management, such operations were conducted directly by IGC. IGC will transfer all of the outstanding stock of American Management to ACPT prior to the Distribution. American Management is a Delaware corporation and will be taxed as a corporation.

     American Land.
     -------------

          American Land will acquire IGC's principal United States property assets. These will include the following:

          1) IGC's 100% interest in St. Charles Community LLC which will hold approximately 4500 acres of land in St. Charles, Maryland. This constitutes substantially all of the land formerly held by St. Charles Associates, a partnership in which IGC holds a 99% partnership interest and IBC holds a 1% partnership interest, except for a 50% interest in Brandywine Investment Associates L.P., which holds 277 acres of land held for development in Brandywine, Maryland, that will continue to be held by St. Charles Associates. IGC also will retain land in Pomfret, Maryland, the Westbury land, the Wetlands Properties, a 14 acre commercial parcel in St. Charles, and 26 residential lots in the Dorchester neighborhood in St. Charles. See "Business and Properties of ACPT -- Community Development".

          2) IGC's 41.0346% interest in Maryland Cable Limited Partnership ("Maryland Cable"), which in 1988 sold all of its cable television system assets in St. Charles. Pursuant to the sales agreement for the cable assets, Maryland Cable is entitled to receive, until January 2000, a fee for each residential unit built in St. Charles that becomes available for installation of cable television. In addition, St. Charles Associates, which under the sales agreement is entitled to a separate fee for each unit that becomes available for cable installation, will assign such rights directly to St. Charles Community LLC.

          3) The Class B IGP Interest that represents IGP's rights to income, gains and losses associated with land in Puerto Rico held by LDA and designated for development as saleable property.

          American Land is a Maryland corporation and will be taxed as a corporation.

     IGP Group.
     ---------

     IGP Group will acquire the Class A Interest in IGP, which represents IGC's entire 99% limited partnership interest and 1% general partnership interest in IGP other than the Class B Interest to be held by American Land. Prior to the Restructuring, James J. Wilson, who currently is a general partner, without a percentage interest, of IGP and is entitled to preferential cash distributions and allocations of certain tax items from the partnerships in which IGP holds interests, will transfer his interest in IGP to a subsidiary of ACPT. As a result, ACPT, through American Land and IGP Group, will own indirectly 100% of IGP. IGP Group intends to qualify as a Puerto Rico special pass-through entity for Puerto Rico tax purposes and is expected to be taxed as a corporation for U.S. tax purposes. IGP's assets and operations will include:

          1) An 80% interest in LDA, a Puerto Rico special partnership, which holds approximately 312 acres of land in the planned community of Parque Escorial and 543 acres in Canovanas, Puerto Rico, presently being held for future development;

          2) a 50% partnership interest in Escorial Builders Associates S.E. ("Escorial Builders"), which is engaged in the construction of condominiums in the planned community of Parque Escorial;

          3) a 1% interest in El Monte Properties S.E., a Puerto Rico special partnership which owns El Monte Mall Complex, a 169,000 square foot office and retail complex in San Juan, Puerto Rico; and

          4) general partner interests in 9 Puerto Rico apartment partnerships (the "Puerto Rico Apartment Partnerships"). See "Business and Properties of ACPT -- Rental Apartment Properties -- Puerto Rico."

THE DISTRIBUTION.

          In connection with the Asset Transfers, ACPT will issue to IGC sufficient Common Shares to enable IGC to make the Distribution. In the Distribution, IGC will distribute all Common Shares held by it to the IGC Unitholders and its general partners -- IGMC and IBC -- pro rata in accordance with each partner's percentage interest in IGC. The aggregate of approximately 5,200,000 Common Shares distributed to IGC Unitholders will equal 99% of the Common Shares outstanding immediately following the Distribution, corresponding to the IGC Unitholders' aggregate 99% partnership interest in IGC. Common Shares representing the remaining 1% of such Common Shares will be distributed to IGMC and IBC in accordance with their respective 1/3% and 2/3% partnership interests in IGC, with IGMC receiving approximately 17,500 Common Shares and IBC receiving approximately 34,500 Common Shares.

          IGC will effect the Distribution as soon as practicable following approval of the Restructuring (such date, the "Distribution Date") by delivering all outstanding Common Shares to Registrar and Transfer Company (the "Distribution Agent") for distribution to those persons who are holders of record of IGC Units as of the close of business on the Record Date. The Distribution will be made on the basis of one ACPT Common Share for every two IGC Units outstanding on the Record Date. The actual total number of Common Shares to be distributed will depend on the number of IGC Units outstanding on the Record Date. Based upon IGC Units outstanding as of the Record Date, approximately 5,200,000 Common Shares will be distributed to holders of IGC Units.

          No certificates or scrip representing fractional Common Shares will be issued to IGC Unitholders as part of the Distribution. The Distribution Agent will aggregate fractional Common Shares into whole Common Shares and sell them in the open market at then prevailing prices on behalf of IGC Unitholders who otherwise would be entitled to receive fractional Common Share interests, and such persons will receive a check in payment for the amount of their allocable share of the total sale proceeds. Such sales are expected to be made as soon as practicable after the distribution of Common Share certificates to IGC Unitholders.

          Holders of IGC Units on the Record Date will not be required to pay cash or other consideration, to surrender or exchange certificates representing IGC Units or to take any other action in order to receive Common Shares pursuant to the Distribution. All holders of IGC Units will continue to hold their IGC Units and, if such holders are holders of record on the Record Date, they will also receive Common Shares. The Distribution will not otherwise change the number of, or the rights associated with, the outstanding IGC Units.

RELATIONSHIP BETWEEN IGC AND ACPT AFTER THE DISTRIBUTION.

     No Overlapping Management.
     -------------------------

          Following completion of the Distribution, IGMC will remain the managing general partner of IGC and no changes will be made to the Partnership Agreement of IGC. No Trustee, officer or employee of ACPT will also be a director or officer of

IGMC or officer or employee of IGC. However, certain Trustees of ACPT will be Trustees of the CWT Trust.

     Banc One Financing.
     ------------------

          On September 19, 1997, IGC refinanced substantially all of its U.S. land development recourse indebtedness pursuant to a Master Loan Agreement dated August 1, 1997 by and among IGC, ACPT, St. Charles Community LLC and Banc One Capital Partners IV, Ltd. ("Banc One"). To date approximately $14 million in proceeds of this $20 million facility were used as follows: $6.8 million to satisfy existing indebtedness to NationsBank, $1.7 million to Puerto Rico income taxes, $2.5 million for various accounts payable, and $3 million to pay in full the wetlands fine. In addition, the Banc One facility provides for up to $4 million in community development financing for Fairway Village, and $2 million for payment of IGC's wetlands remediation expenses.

          The loan bears interest at prime plus 2.5% and requires semi-annual principal payments of $1 million during the first year and $1.5 million thereafter until maturity at the end of the seventh year. The loan is secured by substantially all of IGC's assets, excluding (with the exception of one 14 acre parcel of land in St. Charles) the assets that will remain in IGC following the Restructuring. During the first 3 years of the loan Banc One is generally entitled to receive 50% of the net sales proceeds of any collateral as a mandatory principal curtailment with the percentages increasing to 60% in years 4 and 5, 70% in year 6, and 80% in year 7. The loan with Banc One requires additional interest payments on each annual anniversary date. The amount due is 1% of the outstanding balance in 1998 and 1999, and increases 1/2% each year thereafter, through 2003.

          In connection with the loan, IGC granted Banc One an option to purchase 150,000 IGC Units at an exercise price of $3.0016 per unit (the "Strike Price"). During any year that the loan remains outstanding, IGC is required to grant Banc One 75,000 additional options with an exercise price equal to the lesser of the Strike Price or the market price on the date of grant.

          Following the Restructuring, and upon approval of Banc One, ACPT will assume the obligation to grant options. IGC will remain liable to Banc One for outstanding indebtedness but will be released from its other covenant obligations. Pursuant to the Restructuring Agreement, ACPT will indemnify and hold harmless IGC from any liability under the Banc One loan.

     NationsBank Letter of Credit.
     ----------------------------

          NationsBank has issued in the name of IGC a standby letter of credit in the face amount of $4.2 million which serves as collateral for municipal bonds in the principal amount of $4.2 million issued by a District of Columbia agency that financed the Chastleton Apartments. IGC's obligations under the letter of credit are secured by an assignment of certain notes payable by Brandywine Investment Associates L.P. and by IGP's partnership interests in three Puerto Rico Apartment Partnerships. Additional collateral has been provided by IBC and IBC has undertaken to replace the NationsBank letter of credit with a letter of credit secured only by assets of IBC.

ASSETS RETAINED BY IGC.

          After the Restructuring, IGC will continue to own certain assets that in management's view do not fit ACPT's business plan. These include the Wetlands Properties, a 15 acre commercial parcel in St. Charles, 26 residential lots in the Dorchester neighborhood in St. Charles, certain parcels of land in Pomfret, Maryland, the Westbury community in St. Mary's County, Maryland, a 50% interest in Brandywine Investment Associates L.P., which owns land in Brandywine, Maryland, all of the shares of AFH, the LDA Note, as well as fractional interests in Chastleton and Coachman's L.P. (collectively the "Retained Assets"). Substantially all of the stock of IWT and CWT (excluding shares issued as incentive compensation) will be held in the CWT Trust for the benefit of IGC Unitholders. Prior to contributing IWT and CWT stock to the CWT Trust, IGC will capitalize these entities with $1 million in cash, certain residential lots in the Montclair development, and a note in the amount of $1.06 million. As a result of the wetlands conviction, the Wetlands Properties were encumbered by an obligation to impose a conservation easement that would prohibit development. This easement was never recorded and the wetlands conviction was reversed. However, the matter has been remanded for a new trial and as a practical matter the Wetland Properties remain undevelopable until the wetlands litigation is fully resolved. See "IGC After the Restructuring -- Description of IGC's Continuing Business."

APPROVALS REQUIRED TO EFFECT THE RESTRUCTURING.

          In addition to obtaining approval of the IGC Unitholders, the consummation of the Restructuring is subject to obtaining approvals of certain government entities, including HUD, certain of IGC's lenders, including Banc One, and certain of the limited partner investors in the U.S. Apartment Partnerships. Management of IGC expects to obtain all necessary approvals in a timely manner. However there can be no assurance that such approvals will be obtained on terms and conditions acceptable to IGC.

BACKGROUND OF THE RESTRUCTURING; CONSIDERATION OF ALTERNATIVES.

     Disadvantages of Current Structure.
     ----------------------------------

          Though IGC's limited partnership structure yields significant tax advantages, certain disadvantages of the structure have increasingly affected the attractiveness of IGC as an investment vehicle. In developing plans for the

Restructuring, IGC management has sought to minimize disadvantages of the current structure while preserving many of the tax advantages.

          A significant disadvantage of the partnership structure is its complexity. For example, IGC is managed by its managing general partner, IGMC, but also has another general partner, IBC, which was necessary initially to establish IGC as a partnership for federal income tax purposes. Also for partnership tax reasons, IGC's principal subsidiaries, SCA and IGP, are not wholly owned by IGC.

          As a partnership, IGC also has limited appeal to certain tax-exempt investors, such as pension funds and many mutual funds. These entities generally do not invest in limited partnerships because allocations to such investors of a partnership's active trade or business income are not tax-exempt. Such tax-exempt investors favor investments in securities that generate only passive income such as dividends.

          In addition, with the expiration on December 31, 1997 of a ten-year transition period established by the Omnibus Budget Reconciliation Act of 1987, certain current sources of IGC income (principally management fees) will no longer be qualifying income for a publicly traded partnership. Thus to remain classified as a partnership, IGC management recognized the need to restructure certain of its investments whether or not the Restructuring takes place.

     Alternatives Considered.
     -----------------------

          The structural disadvantages coupled with the 1996 conviction and sentencing in the wetlands litigation led IGC management to begin examining various restructuring alternatives.

          During the Fall of 1996, IGC management consulted with legal counsel and tax advisors and identified the REIT as a possible investment vehicle.

          In December 1996, IGC management announced that it had determined to pursue development and implementation of a plan to restructure the publicly traded partnership by placing IGC's multifamily housing assets into a publicly traded REIT and disposing of land development assets to Wilson Family entities. On December 17, 1996, the IGMC Board of Directors unanimously approved a resolution to proceed with implementing a REIT restructuring plan. The Directors present at the meeting were James J. Wilson, Donald G. Blakeman, Jorge Colon-Nevares, Joel H. Cowan, Edwin L. Kelly, Thomas B. Wilson, J. Michael Wilson, and John E. Hans. With the land transfers the Wilson Family would receive a reduced ownership in the REIT. The announcement explained that the plan would be considered by a special committee consisting of members of the IGMC Board of Directors who are neither members of the Wilson Family nor employees of IGC and that it would be subject to satisfactory resolution of various U.S. and Puerto Rico tax and legal issues.

          During the first quarter of 1997 the special committee and certain Unitholders expressed concern that it might be difficult to establish a fair value for assets that would be transferred to Wilson Family entities in exchange for diminished ownership of the REIT. Also, Puerto Rico tax considerations dictated dividing IGC's multifamily housing assets between separate U.S. and Puerto Rico REITs. As a result, the committee expressed concern that two REITs would lack sufficient assets and income to create a strong trading market for their securities. Accordingly, the special committee directed IGC management to develop an alternative plan.

          In April 1997, after consideration by the special committee, IGC management announced a modified plan to convert IGC into an entity that would benefit from rules that govern REITs. The IGMC Board of Directors met on April 9, 1997, and unanimously agreed to proceed with the modified REIT restructuring plan, subject to review by a committee consisting of Joel Cowan, Jorge Colon-Nevares, Michael Wilson, and Edwin L. Kelly. The Directors present at the meeting were James J. Wilson, Donald G. Blakeman, Jorge Colon-Nevares, Joel H. Cowan, Edwin L. Kelly, Thomas B. Wilson, J. Michael Wilson, and Francisco Arrivi. The proposed entity would have been similar to the current proposal for ACPT, except that only AFH, CWT, IWT and the Wetlands Properties would have been excluded. However, the proposed entity would retain a right to receive shares of CWT and/or IWT as soon as either or both contracted to begin a solid waste disposal facility and an option to purchase the Wetlands Properties at book value if the wetlands litigation were favorably resolved.

          The modified plan also contemplated the possibility of making an offer to the limited partners in the Apartment Partnerships to exchange their partnership interests for interests in a U.S. or Puerto Rico partnership that would hold the apartment properties (the "Exchange Offer"). During the first six months of 1997, IGC management discussed this possibility with the limited partners' representatives. The plan seemed feasible only if the U.S. and Puerto Rico partnership interests were convertible into a liquid security that was more attractive than IGC Units.

          On May 8, 1997, IGC retained Stanger to assist in refining the structure and providing opinions regarding the fairness of the Exchange Offer
and asset transfers.   In June 1997, Stanger provided IGC a draft report in
which it proposed that IGC not be converted into ACPT with rights to AFH, CWT, IWT and the Wetlands Properties. Stanger instead recommended that management examine the possibility of IGC continuing as a separate publicly traded partnership with AFH, CWT, IWT and the Wetlands Properties, while creating and distributing to its Unitholders shares of ACPT.

          During the third quarter of 1997, IGC management and the special committee evaluated Stanger's recommendation and determined that IGC may require more than AFH, CWT, IWT and the Wetlands Properties to remain a viable publicly traded company. At the same time, in connection with the Banc One financing, IGC initiated the Restructuring by organizing ACPT and separating ownership of the

Wetlands Properties and other land development assets into two limited liability companies owned by IGC and ACPT, respectively. The IGMC Board of Directors met on June 19, 1997, and unanimously approved resolutions authorizing IGC to begin preparing the disclosure documents related to the proposed Restructuring. The Directors present at the meeting were James J. Wilson, Donald G. Blakeman, Jorge Colon-Nevares, Joel H. Cowan, Edwin L. Kelly, Thomas B. Wilson, J. Michael Wilson, and Francisco Arrivi.

          Also during the third quarter, IGC management began preparing this Proxy Statement/Prospectus. The IGMC Board of Directors met on August 13, 1997. At that meeting, the Directors discussed the status of the Proxy Statement/Prospectus. The Directors present at the meeting were James J. Wilson, Donald G. Blakeman, Jorge Colon-Nevares, Joel H. Cowan, Edwin L. Kelly, Thomas B. Wilson, J. Michael Wilson, and Francisco Arrivi. Attorneys from Covington & Burling also were present. On August 15, 1997, IGC announced that it intended to file with the Commission in September documents describing the ACPT Distribution. Postponement of the Banc One financing and resolution of the treatment of certain tax, legal and accounting issues delayed completion of the initial filing until November 14, 1997.

          On November 14, 1997, IGC filed with the Commission preliminary proxy materials relating to the Restructuring (the "November Filing"). In addition to seeking approval of the Distribution, the November Filing proposed to seek approval of IGC Unitholders to liquidate IGC in the event that, as a result of the Restructuring, IGC Units would be delisted from either the AMEX or PSE. On December 24, 1997 IGC received a letter from the staff of the Commission's Division of Corporation Finance commenting on the November Filing. The staff expressed the view that the Restructuring would constitute a "going private" transaction unless assurances could be obtained that IGC Units would remain listed on AMEX and PSE following the Restructuring.

          On December 23, 1997 the United States Court of Appeals for the Fourth Circuit reversed the wetlands convictions of IGC, SCA and James J. Wilson and remanded the matter for a new trial.

          During January 1998, a syndicator of limited partnership interests in 10 of the 20 U.S. and Puerto Rico Apartment Partnerships evaluated the proposed Restructuring and opined to IGC that the Exchange Offer likely would not be attractive to a majority of the holders of limited partnership interests in these partnerships. Accordingly, IGC management determined to discontinue plans for the Exchange Offer.

          Also in January 1998, Jorge Colon Nevares resigned as a director of IGMC and was replaced by Thomas Shafer. Mr. Colon Nevares was one of the members of the special committee that had been evaluating the Restructuring. With Mr. Shafer joining, the IGMC Board established a new special committee comprised of

Messrs. Blakeman, Cowan, and Shafer to reevaluate the terms of the Restructuring. The committee retained independent legal counsel and met three times during February and March 1998.

          IGC management proposed a reallocation of certain assets between IGC and ACPT to enhance the prospects for continued listing of IGC Units on the AMEX and PSE and to provide greater capital resources for the waste technology business. The committee examined the management's projected pro forma earnings and cash flows for ACPT and IGC following the Distribution. Stanger also reviewed the projected pro forma financial statements. The committee obtained a commitment of IBC to advance funds to IGC, if needed, to pay wetlands defense costs.

          On March 31, 1998 AMEX advised IGC that based on its review of the projected pro forma financial statements of IGC, IGC management should expect that the IGC Units would remain listed following the Distribution. See "The Restructuring --Background of the Restructuring; Consideration of Alternatives."

THE PRIVATE OFFERING.

          In connection with the Restructuring, subject to market conditions, ACPT will seek to raise up to $35 million in additional equity capital through the Private Offering of Preferred Shares. Proceeds from the Private Offering would be used to pay down existing bank debt and for working capital. The terms of the Preferred Shares will be negotiated with purchasers, but they may include rights to preferred distributions, cumulative distributions, and/or liquidation preferences. The Preferred Shares also may be convertible into Common Shares at a negotiated conversion ratio. The Private Offering, if completed, would result in dilution of the percentage interest of all ACPT shareholders including the Wilson Family, whose percentage ownership would likely be reduced below 40%.
See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of American Rental -- Share Ownership, Reporting."

PRINCIPAL ADVANTAGES OF THE RESTRUCTURING.

     Broader Market for Common Shares than for IGC Units.
     ---------------------------------------------------

          Limited partnership interests which require holders to recognize trade or business income and losses from partnership operations are generally not regarded as attractive investments for institutions such as mutual funds and pension funds. ACPT, as a holding company, will receive income principally in the form of dividends and distributions from its subsidiaries, and its Common Shares should be a more attractive investment for certain investors than IGC Units even though ACPT is expected to be treated as a partnership for federal income tax purposes. Enlarging the group of potential investors for ACPT Common Shares should produce a more liquid market than currently exists for IGC Units. However, there is no assurance that a public market will develop or be substantial.

     No History of Wetlands Litigation.
     ---------------------------------

          IGC, which was convicted of federal Clean Water Act violations (which conviction was reversed but has been remanded for a new trial), will retain the four parcels of land that were involved in that litigation and the one additional parcel that was the subject of a civil suit that was dismissed without prejudice (collectively, the "Wetlands Properties"). None of the land to be transferred to ACPT was so implicated and ACPT is not a party to such proceedings. See "Legal Proceedings -- IGC" and "IGC After the Restructuring -- Creditors Rights."

     No Adverse Financial Effects from AFH, IWT and CWT.
     --------------------------------------------------

          AFH has had operating losses and has capital needs and IWT and CWT have capital needs that have had adverse effects upon IGC's operating results and financial condition. These are expected to continue for the foreseeable future. AFH will remain a subsidiary of IGC, and IWT and CWT will be held by the CWT Trust for the benefit of IGC Unitholders. Thus, their financial results will not affect ACPT. See "The Restructuring -- Assets Retained by IGC." ACPT will have no obligation to provide financial support to AFH, IWT or CWT. See "IGC After the Restructuring --Description of IGC's Continuing Business."

     Simplified Tax Reporting.
     ------------------------

          Because ACPT will derive income principally from dividends from corporations, the items to be reported for federal tax purposes by ACPT Shareholders generally will be limited to dividends and credits for withholding taxes paid by IGP Group in Puerto Rico. Shareholders will not have to report ordinary income or losses from trade or business activity as is currently the case with IGC. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of ACPT."

     Enhanced Financing Opportunities.
     --------------------------------

          The removal of the adverse financial effects of AFH, IWT, and CWT and the absence of involvement in the wetlands litigation should provide ACPT with opportunities to obtain financing for its operations from banks and other lenders on terms that generally are more favorable than those currently available to IGC.

     Election of Trustees by Shareholders.
     ------------------------------------

          ACPT will be managed by its Board of Trustees, the members of which will be elected by ACPT shareholders. ACPT also will hold annual meetings of shareholders. See "Comparative Rights of IGC Unitholders and Shareholders."

PRINCIPAL DISADVANTAGES OF THE RESTRUCTURING.

     No Cash Distributions to IGC Unitholders.
     ----------------------------------------

          Unless IGC ultimately prevails in the wetlands litigation, or the CWT Trust sells assets and remits proceeds to IGC, the operations and assets remaining with IGC after the Restructuring may not enable IGC to make quarterly distributions to the IGC Unitholders. See "IGC After the Restructuring -- Description of IGC's Continuing Business." It is possible that IGC may recognize taxable income without generating sufficient cash to enable IGC to make a distribution to the IGC Unitholders in an amount at least equal to the IGC Unitholders' tax liability arising from their share of IGC taxable income.

     Tax Liabilities.
     ---------------

          Gain will be recognized by IGC (and the Unitholders will take into account their allocable share of such gain) on the transfer of IGC's interests in the U.S. Apartment Partnerships to American Housing to the extent that the amount of liabilities assumed (or deemed assumed) by American Housing exceeds the tax basis of the property contributed to American Housing. IGC has calculated that approximately [$4.2 million] in gain will be recognized as a result of the transfer, based on certain estimates and assumptions by IGC, including IGC's estimates of tax basis and the amount of liabilities at the time of the transfer. See "Income Tax Considerations --Federal Income Tax Considerations -- Federal Income Tax -- Consequences of the Asset Transfers."

          American Management and American Land will be treated as corporations for federal and state tax purposes and will be subject to federal and state income tax (including any applicable alternative minimum tax) on their taxable income at regular corporate tax rates. Payment of such taxes may reduce the amounts otherwise available for distribution to ACPT, or by ACPT to the Shareholders.

          As a result of the Asset Transfers, Shareholders will not have a distributive share of the various items of income, gain, loss, deduction or credit attributable to the operating businesses conducted by partnerships. Instead, distributions to ACPT from its subsidiaries American Management, American Land, IGP Group and American Rental generally will be limited to dividend income (to the extent of current and accumulated earnings and profits), and, in the absence of earnings and profits, nontaxable return of capital (to the extent of ACPT's tax basis in the stock of such corporation) or taxable capital gain (after ACPT's tax basis has been reduced to zero). Distributions from American Rental that are specifically designated as capital gain dividends are treated as long term capital gains. Each Shareholder generally will include its distributive share of ACPT's income in the Shareholder's taxable income. In the event that American Rental elects to retain all or a portion of its net capital gain and pay federal income tax on such undistributed amounts, each Shareholder generally will include in income its distributive share of the undistributed capital gains and will be deemed to have paid its distributive share of the income tax paid by American Rental with respect to such undistributed capital gains.

     Reduction of Required Distributions.
     -----------------------------------

          Under its Partnership Agreement, IGC is required to distribute annually to IGC Unitholders, in cash and/or property, an amount equal to 55% of the net taxable income of IGC allocated to IGC Unitholders. The terms of ACPT's Declaration of Trust require ACPT to distribute annually to Shareholders, in cash and/or property, an amount equal to 45% of the net taxable income of ACPT allocated to Shareholders less the amount of taxes paid by ACPT in Puerto Rico and other foreign countries and certain federal taxes paid by American Rental with respect to undistributed capital gains.

          As is the case with IGC, it is possible that ACPT may recognize taxable income without generating sufficient cash to enable ACPT to make a distribution to Shareholders in an amount at least equal to the Shareholders' tax liability arising from their share of ACPT taxable income.

     Antitakeover Effects.
     --------------------

          The provisions of ACPT's Declaration of Trust on classification of the Board of Trustees, restrictions on the ownership of Common Shares, the ability to issue preferred stock, and certain control share acquisition and business combination statutes applicable to ACPT could have the affect of delaying, deferring or preventing a transaction or a change in control of ACPT that might involve a premium price for holders of Common Shares or otherwise be in their best interest.

       Restrictions on Accumulation of Common Shares.
       ---------------------------------------------

          In order to preserve American Rental's qualification as a REIT, ACPT's Declaration of Trust and Bylaws provide that a person (other than certain existing IGC Unitholders) may not directly or indirectly own more than 2% of the outstanding Common Shares. See "Income Tax Considerations -- Federal Income Tax Classification of American Rental."

                     ACPT PRO FORMA COMBINED FINANCIAL DATA

The unaudited Pro Forma Combined Financial Data of ACPT reflect the following transactions and adjustments in the case of the Pro Forma Combined Statements of Operations for the fiscal years ended December 31, 1997 as if such transactions and adjustments had been completed January 1, 1997 and, in the case of the Pro Forma Combined Balance Sheet as of December 31, 1997, as if such transactions and adjustments occurred or such agreements were in effect as of such date:

     * Consummation of the distribution of the Common Shares of beneficial interest of ACPT.
     *  The future receipt of mitigation draws under the Banc One loan.
     * Increased general and administrative costs to operate ACPT on a stand-alone basis.

     The Pro Forma Combined Financial Data of ACPT are unaudited and presented for informational purposes only and may not reflect ACPT's future results of operations and financial position or what the results of operations and financial position of ACPT would have been had such transactions occurred as of the date indicated. Such pro forma information is based upon the combined historical balance sheets and statements of income of ACPP. ACPT's unaudited Pro Forma Combined Financial Data and notes thereto should be read in conjunction with ACPP's Combined Financial Historical Statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained elsewhere herein.

                  AMERICAN COMMUNITY PROPERTIES TRUST ("ACPT")
                     PRO FORMA COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (In thousands)
                                  (Unaudited)

                                                               Pro Forma            Pro Forma
                                                   ACPT       Restructure           ACPT After
                                                Historical    Adjustments          Restructure
                                                -----------   ------------         ------------
REVENUES
  Community development-land sales                 $13,165             --              $13,165
  Equity in earnings from partnerships
    and developer fees                               1,509             --                1,509
  Rental property revenues                           8,737             --                8,737
  Management and other fees, substantially
    all from related entities                        3,775             --                3,775
  Interest and other income                            943             --                  943
                                                   -------    -----------          -----------
    Total revenues                                  28,129             --               28,129
                                                   -------    -----------          -----------
EXPENSES
  Cost of land sales                                 8,494             --                8,494
  Selling and marketing                                127             --                  127
  General and administrative                         6,607            130  (A)           6,737
  Interest expense                                   3,820             --                3,820
  Rental properties operating expense                3,597             --                3,597
  Depreciation and amortization                      1,850             --                1,850
  Write-off of deferred project costs                    6             --                    6
  Spin-off costs                                     1,164             --                1,164
                                                   -------    -----------          -----------
        Total expenses                              25,665            130               25,795
                                                   -------    -----------          -----------
INCOME BEFORE PROVISION FOR INCOME
  TAXES AND MINORITY INTEREST                        2,464           (130)               2,334

PROVISION FOR INCOME TAXES                             470            907  (B)           1,377
                                                   -------    -----------          -----------
INCOME BEFORE MINORITY INTEREST                      1,994         (1,037)                 957
MINORITY INTEREST                                     (439)            --                 (439)
                                                   -------    -----------          -----------
NET INCOME                                         $ 1,555        $(1,037)             $   518
                                                   =======    ===========          ===========
BASIC NET INCOME PER SHARE                                                                $.10
                                                                                   ===========
WEIGHTED AVERAGE SHARES OUTSTANDING (C)                                                  5,196
                                                                                   ===========


The accompanying notes are an integral part of this pro forma combined statement of income.

                  AMERICAN COMMUNITY PROPERTIES TRUST ("ACPT")
                        PRO FORMA COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1997
                                 (In thousands)
                                  (Unaudited)


                                     ASSETS
                                     ------

                                                                 Pro Forma         Pro Forma
                                                   ACPT          Restructure       ACPT After
                                                Historical       Adjustments       Restructure
                                                ----------       -----------       -----------
CASH AND CASH EQUIVALENTS
  Unrestricted                                  $ 2,127              --               $ 2,127
  Restricted                                        374              --                   374
                                               --------            -----             --------
                                                  2,501              --                 2,501
                                               --------            -----             --------
ASSETS RELATED TO RENTAL PROPERTIES
  Operating properties, net                      37,829              --                37,829
  Investment in unconsolidated rental
    property partnerships                         8,657              --                 8,657
  Other receivables, net                            621              --                   621
                                               --------            -----             --------
                                                 47,107              --                47,107
                                               --------            -----             --------
ASSETS RELATED TO COMMUNITY DEVELOPMENT
  Land and development costs
    Puerto Rico                                  34,268              --                34,268
    St. Charles, Maryland                        21,750              --                21,750
  Notes receivable on lot sales and other,
    substantially all due from affiliates         5,629              --                 5,629
                                               --------            -----             --------
                                                 61,647              --                61,647
                                               --------            -----             --------
ASSETS RELATED TO HOMEBUILDING
  Investment in joint venture                       591              --                   591
                                               --------            -----             --------
                                                    591              --                   591
                                               --------            -----             --------
OTHER ASSETS
  Receivables and other                           2,514              --                 2,514
  Property, plant and equipment, net                448              --                   448
                                               --------            -----             --------
                                                  2,962              --                 2,962
                                               --------            -----             --------
TOTAL ASSETS                                   $114,808              --              $114,808
                                               ========            =====             ========

The accompanying notes are an integral part of this pro forma combined balance sheet.

                 AMERICAN COMMUNITY PROPERTIES TRUST ("ACPT")
                        PRO FORMA COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1997
                                 (In thousands)
                                  (Unaudited)

                            LIABILITIES AND CAPITAL
                            -----------------------

                                                                     Pro Forma         Pro Forma
                                                       ACPT         Restructure       ACPT After
                                                   Historical       Adjustments       Restructure
                                                   ----------       -----------       -----------

LIABILITIES RELATED TO RENTAL PROPERTIES
  Recourse debt                                      $   969        $    --             $    969
  Non-recourse debt                                   39,101             --               39,101
  Accounts payable and accrued liabilities             2,701             --                2,701
                                                     -------        -------             --------
                                                      42,771             --               42,771
                                                     -------        -------             --------
LIABILITIES RELATED TO COMMUNITY DEVELOPMENT
  Recourse debt                                       39,784             --               39,784
  Non-recourse debt                                    2,295             --                2,295
  Accounts payable, accrued liabilities
    and deferred income                                5,100             --                5,100
                                                     -------        -------             --------
                                                      47,179             --               47,179
                                                     -------        -------             --------
OTHER LIABILITIES
  Accounts payable and accrued liabilities             3,246          1,647  (D)           4,893
  Notes payable and capital leases                       173             --                  173
  Accrued income tax liability-current                 1,539             --                1,539
  Accrued income tax liability-deferred                4,120             --                4,120
                                                     -------        -------             --------
                                                       9,078          1,647               10,725
                                                     -------        -------             --------
    TOTAL LIABILITIES                                 99,028          1,647              100,675
                                                     -------        -------             --------

CAPITAL (E)                                          $15,780        $(1,647) (D)        $ 14,133
                                                     -------        -------             --------
TOTAL LIABILITIES AND CAPITAL                       $114,808        $    --             $114,808
                                                    ========        =======             ========

The accompanying notes are an integral part of this pro forma combined balance sheet.

                  AMERICAN COMMUNITY PROPERTIES TRUST ("ACPT")
                   NOTES TO PRO FORMA COMBINED FINANCIAL DATA

(A) Reflects the increase in general and administrative expenses to operate ACPT on a stand-alone basis. Yearly general and administrative expense increase consists of the following: executive salary, tax compliance services, and an annual shareholder meeting.

(B) Reflects provision for income taxes for American Management and American Land. The income tax provision included in these pro forma statements reflects the income tax provision and temporary differences attributable to the operations of American Land and American Management on a stand alone basis assuming combined federal and state tax rates graduating from 22% to 45%. A deferred tax asset for American Management and American Land exists and relates to SCA land and IGC land as it did in connection with IGC's original organizational structure. The deferred tax asset consists of three pieces. The first piece relates to interest capitalized for tax purposes and expensed for book purposes that will only be realized when the accompanying land is sold. The second piece relates to deferred profit on IGC's books and will be realized as the accompanying land is sold to a third party. The third piece relates to IGC's investment in SCA and will be realized when the investment is sold. The deferred tax asset has not been recorded in the accompanying pro forma combined balance sheet as it has been reduced by a valuation allowance of an equal amount.

(C) The pro forma weighted number of shares outstanding was determined by dividing IGC's weighted average Units outstanding by the Unitholders' percent ownership, 99%, and dividing the result by two.

(D) Reflects total future mitigation draws available to IGC under the Banc One loan. ACPT will assume the repayment responsibility for the amounts drawn by IGC for remediation purposes.

(E)  Capital account consists of investment in and advances from parent.

                                      ACPT

         ACPT was formed under the Maryland Trust Law as a real estate investment trust but is expected to be taxed as a partnership. The provisions of the Maryland Trust Law require at least 75% of the value of ACPT's assets to be held, directly or indirectly, in real estate assets, mortgages or mortgage-related securities, government securities, cash and cash equivalent items, including high-grade short term securities and receivables. ACPT was organized on March 17, 1997, to carry out the Restructuring and, if the Restructuring is completed, will continue in effect perpetually unless dissolved by action of the Shareholders. ACPT will be wholly-owned by IGC until completion of the Distribution. Following the completion of the Restructuring, ACPT will be engaged in four principal lines of business formerly conducted by IGC: (i) ownership of rental apartment properties in the United States and Puerto Rico,
(ii) community development in the United States and Puerto Rico, (iii) property management services in the United States and Puerto Rico, and (iv) development of commercial rental properties and/or ground leases in Puerto Rico. In addition, ACPT will be engaged in limited condominium building operations in Puerto Rico.

         The mailing address of ACPT is 222 Smallwood Village Center, St. Charles, Maryland 20602 and its telephone number is (301) 843-8600.

                              DISTRIBUTION POLICY

         Under the terms of its Declaration of Trust, ACPT is required to make minimum annual distributions to Shareholders such that the minimum aggregate amount of all distributions made each year will equal 45% of the net taxable income allocated to Shareholders in such year, provided that the amount of the required minimum distribution will be reduced by the amount of taxes paid by ACPT in Puerto Rico and other foreign countries and certain federal taxes paid by American Rental with respect to undistributed capital gains. The minimum distribution may consist of cash dividends and/or distributions of other property. Any distributions in addition to the required minimum distribution will be made at the discretion of the Board of Trustees. In making such determinations, the Board of Trustees will take into account various factors, including ACPT's anticipated needs for cash for future expansion and development, current and anticipated expenses, obligations and contingencies, and other similar working capital considerations.

         ACPT and its subsidiaries expect to coordinate the declaration and payment of dividends and other distributions from such entities in such a manner that all dividends will be paid by the lower tier entities to ACPT on the same day that ACPT declares a distribution to Shareholders of record on such date. Thus, each Shareholder's distribution from ACPT will correspond with its allocable share of taxable income associated with ACPT's receipt of dividends from the other entities. See "Income Tax

Considerations -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Coordination of Allocations and Distributions."

                                 CAPITALIZATION

         The following table sets forth the capitalization of ACPT as of December 31, 1997, and pro forma capitalization as of December 31, 1997, after giving effect to the transactions described in the "ACPT Pro Forma Combined Financial Data." The capitalization of ACPT should be read in conjunction with ACPP's Combined Historical Financial Statements and the notes thereto, the "ACPT Pro Forma Combined Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," each contained elsewhere herein.

                          As of December 31, 1997
                          ------------------------
                               (In thousands)
                           Actual    Pro Forma (1)
                          --------   -------------
Recourse debt              $40,926        $40,926
Non-recourse debt           41,396         41,396
Capital (2)                 15,780         14,133
                           -------        -------
Total capitalization       $98,102        $96,455
                           =======        =======

(1) Pro forma for (i) the consummation of the Distribution, (ii) the receipt of mitigation draws under the Banc One loan and (iii) increased general and administrative costs to operate ACPT on a stand-alone basis. See "ACPT Pro Forma Combined Financial Data."

(2)  Capital consists of investment in and advances from parent.

                        MARKET PRICES AND DISTRIBUTIONS

         At the date hereof, there is no public trading market for the Common Shares. ACPT intends to apply for listing of the Common Shares offered hereby on the AMEX and the PSE.

         The IGC Units are listed for trading on the AMEX and the PSE under the ticker symbol "IGC." The following table sets forth, for the periods indicated, the closing sale price of the IGC Units as reported on the AMEX in such periods (and paid in the subsequent period). As of October 1, 1997, the record number of IGC Unitholders was approximately 300.

1995             High      Low     Distribution
----             ----      ---     ------------
1st Quarter      7-1/2     3-1/4   (1)
2nd Quarter      4-3/8     3-1/4   $ ---
3rd Quarter      4-3/4     3-1/2   $ ---
4th Quarter      4-1/8   2-15/16   $ ---


1996             High      Low     Distribution
----             ----      ---     ------------
1st Quarter          4         3   $ ---
2nd Quarter      3-7/8     2-3/4   $ .06
3rd Quarter          3     2-3/8   $ .05
4th Quarter      3-1/2    2-5/16   $ ---


1997             High      Low     Distribution
----             ----      ---     ------------
1st Quarter      3-7/8     2-7/8   $ ---
2nd Quarter    3-13/16   2-15/16   $ ---
3rd Quarter          4     2-7/8   $ ---
4th Quarter      5-3/8     3-1/4   $ ---


1998             High    Low       Distribution
----             ----    ---       ------------
1st Quarter      5-1/2   4-1/8     $ ---

2nd Quarter to
 __________, 1998

_________________

(1) On February 6, 1995, IGC distributed to its Unitholders 5,128,372 Equus Units, representing in the aggregate beneficial ownership of a 99% limited partnership interest in Equus Gaming Company L.P.

           SELECTED COMBINED HISTORICAL FINANCIAL AND OPERATING DATA
                   OF AMERICAN COMMUNITY PORTFOLIO PROPERTIES

         The following table sets forth financial and operating information of ACPP (as defined in Note 1 to the Combined Historical Financial Statements) on a historical combined basis.

         The combined income statement data for 1993 and the combined balance sheet data for 1994 and 1993 have been derived from unaudited combined financial statements of ACPP which, in the opinion of management, include all material adjustments necessary for those periods and were prepared as if ACPP were a separate entity for all periods presented. The historical combined financial and operating data is not necessarily indicative of ACPP's future results of operations or financial condition. The data set forth below should be read in conjunction with the unaudited Pro Forma Financial Data of ACPT and the notes thereto; the audited Combined Historical Financial Statements of ACPP and the notes thereto; and Management's Discussion and Analysis of Financial Condition and Results of Operations of ACPP included elsewhere in this Proxy Statement/Prospectus.

                                                               Year ended December 31,
                                            ----------------------------------------------------------
                                              1997       1996             1995       1994       1993
                                            --------   --------         --------   --------   --------
                                                                                             (Unaudited)
                                                                     (In thousands)
Income Statement Data

  Land sales                                $13,165    $13,674          $15,441    $21,168    $16,434
  Rental property revenues                    8,737      7,577            4,642      4,537      2,113
  Equity in earnings from partnerships
    and developer fees                        1,509     16,643            2,693      5,038      3,901
  Management and other fees                   3,775      4,816            3,894      3,507      4,494
  Interest and other income                     943        982              693        649        757

  Total revenues                             28,129     43,692           27,363     34,899     27,699

  Cost of land sales                          8,494      9,378            7,801     12,934     11,066
  Interest expense                            3,820      4,433            4,263      4,337      2,042
  General and administrative expense          6,607      6,810            6,769      6,619      6,288
  Other operating expenses                    6,744      5,518            2,667      2,676      2,419

  Total expenses                             25,665     26,139           21,500     26,566     21,815
  Minority interest                            (439)      (306)            (511)      (680)      (122)
  Income tax provision
    (benefit)                                   470      3,424            1,369      3,304     (1,120)(2)
  Net income (loss)                           1,555     12,891 (1)        3,983      4,349      6,882 (2)

                                                            Year Ended December 31,
                                           ----------------------------------------------------------
                                             1997       1996       1995        1994          1993
                                           --------   --------   --------   -----------   -----------
                                                                            (Unaudited)   (Unaudited)
                                                                 (In thousands)

Balance Sheet Data

  Assets related to rental properties      $ 47,107   $ 51,697   $ 35,281      $34,884       $38,746
  Assets related to community
    development                              61,647     63,000     59,309       49,490        55,173
  Cash and other assets                       6,054      5,565      7,083        7,491         5,716

  Total assets                              114,808    120,262    101,673       91,865        99,635

  Debt related to rental properties
      Recourse                                  969      1,139      1,334        1,559         1,857
      Non-recourse                           39,101     39,508     22,650       22,771        22,457

  Debt related to community
    development
      Recourse                               39,784     38,943     49,941       42,351        47,217
      Non-recourse                            2,295      2,153      2,034        4,270        14,775
  Other liabilities                          16,879     18,683     12,781       10,961         9,840
  Total liabilities                          99,028    100,426     88,740       81,912        96,146

  Capital                                    15,780     19,836     12,933        9,953         3,489

Operating Data

Rental apartment units
  managed at end of period                    8,139      8,139      8,085        8,085         8,029
Units under construction                         --         --         54           --            56

Community Development
  Residential lots sold                         231        406        113          101           180
  Residential lots transferred
    to Company's rental
    property operations                          --         --         54           --            56
Commercial and business
  park acres sold                                17          5         20           76            12
Undeveloped acres sold                          381         --          2           20            27

(1) Includes a $932,000 reduction for an extraordinary item-early extinguishment of debt.
(2) Includes a $1,371,000 benefit for the cumulative effect of a change in accounting principle to reflect the adoption of SFAS No. 109, "Accounting for Income Taxes".

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS
                     OF OPERATIONS AND FINANCIAL CONDITION

          The following discussion should be read in conjunction with the Selected Combined Historical Financial and Operating Data, Pro Forma Combined Financial Data of ACPT and the Combined Historical Financial Statements of ACPP and the related notes included elsewhere in this Proxy Statement/Prospectus.

GENERAL.

          ACPT was formed on March 17, 1997 as a new business without prior operations in order to succeed to the principal real estate assets and businesses of IGC as a result of the Restructuring and is referred to as American Community Portfolio Properties ("ACPP"). The following discussion and analysis of results of operations of ACPP for the years ended December 31, 1997, 1996 and 1995 reflects the actual results of operations for such periods associated with the assets and businesses of IGC that will be transferred to ACPT in the Restructuring. This discussion should be read in conjunction with the Combined Historical Financial Statements of ACPP and accompanying notes appearing elsewhere in this Proxy Statement/Prospectus. In particular, Note 1 to the Combined Historical Financial Statements of ACPP details the assets and businesses that are the subject of the following discussion and analysis.

          Historically, ACPP's operations and financial results have been significantly affected by the cyclical nature of the real estate industry. Accordingly, ACPP's combined historical financial statements may not be indicative of future results.

RESULTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996.

     Community Development Operations.
     --------------------------------

          Community development land sales revenue decreased 4% to $13,165,000 (of which $3,105,000 were to affiliates) during 1997 compared to $13,674,000 (of which $10,066,000 were to affiliates) during 1996. This decrease was caused by a reduction in residential lot sales in Puerto Rico, offset by increases in residential and commercial lot sales in the U.S. The timing of the various sales causes fluctuations when comparing annual results. Even though the sales revenues were down, the gross margin during 1997 increased to 35% compared to 31% in 1996. This increase is primarily due to the mix of sales. During 1997, 23% of the sales revenue was generated by an undeveloped bulk parcel with a low acquisition cost. There were no similar sales during 1996.

     Rental Property Revenues, Net of Operating Expenses.
     ---------------------------------------------------

          Rental properties revenues, net of operating expenses, increased 19% to $5,140,000 during 1997 as compared to $4,332,000 during 1996. This increase is due to the consolidation of four additional partnerships when they became majority owned through an acquisition of additional limited partnership interests on April 1, 1996.

     Equity in Earnings from Partnerships and Developer Fees.
     -------------------------------------------------------

          Equity in earnings decreased $15,134,000 to $1,509,000 during 1997 from $16,643,000 during 1996. During March 1996, ACPP completed the sale of four Puerto Rico apartment projects. The properties, totalling 918 rental units, were sold under the 1990 Low Income Housing Preservation and Resident Homeownership Act ("LIHPRHA"). This decrease was primarily due to the $14,637,000 earned on the LIHPRHA sale during the 1996 period and the elimination of the equity in earnings in the four partnerships consolidated during the 1997 period.

     Management and Other Fees.
     -------------------------

          Management and other fees decreased $1,041,000 or 22% during 1997 compared to 1996. This decrease was due primarily to special management fees of $1,362,000 earned in the first quarter of 1996 from the LIHPRHA transaction and the elimination of the management fees in the four partnerships consolidated during 1997, offset in part by fees of $724,000 earned from the refinancing of two apartment complexes in 1997.

     Interest Expense.
     ----------------

          Interest expense decreased $613,000 to $3,820,000 during 1997 compared to $4,433,000 during 1996. This decrease is primarily attributable to $500,000 of late fees incurred during 1996 and reduced outstanding debt balances during 1997, offset in part by interest attributable to the additional four properties consolidated April 1, 1996, as discussed above.

     General and Administrative Expense.
     ----------------------------------

          General and administrative expenses decreased by $203,000 to $6,607,000 during 1997 compared to $6,810,000 during 1996 as a result of management's continued focus on cost efficiency.

FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995.

     Community Development Operations.
     --------------------------------

          Community development land sales decreased in 1996 as compared with 1995 by approximately $1,767,000 due primarily to reduction of commercial lot sales, offset in part by increased residential lot sales in Puerto Rico. The U.S. residential lot sales volume has continued to be unfavorably impacted by competitive market conditions.

          The gross profit margins for 1996 and 1995 were 31% and 49%, respectively. This decrease in gross profit margin was due primarily to the change in the mix of sales. U.S. commercial sales, which generally have higher gross margins, as a percent of land sales revenue were 0% in 1996 as compared to 24% in 1995. U.S. commercial land sales produce the highest gross margins since their sales prices are higher and they require less development than business park and residential land.

     Rental Property Revenues Net of Operating Expenses.
     --------------------------------------------------

          Rental property revenues, net of operating expenses, increased 47% to $4,332,000 during 1996 as compared to $2,947,000 during 1995. This increase is due to the consolidation of four additional partnerships when they became majority owned through an acquisition of limited partnership interests on April 1, 1996.

     Equity in Earnings from Partnerships and Developer Fees.
     -------------------------------------------------------

          Equity in earnings from partnerships increased to $16,643,000 during 1996 from $2,693,000 during 1995. This increase is attributable to ACPP's share of a 1996 gain from the LIHPRHA sale. There were no similar transactions in 1995.

     Management and Other Fees.
     -------------------------

          Management and other fees increased 24% to $4,816,000 during 1996 from $3,894,000 during 1995. This increase was primarily due to $1,362,000 of fees earned in 1996 from the LIHPRHA sale, offset by the elimination of $153,000 of management fees earned from the four partnerships consolidated as of April 1, 1996, the negotiated reduction of $100,000 per year effective June 1, 1996 on one of the management contracts and an additional $197,000 of deferred management fees that were recognized in 1995.

     Interest Expense.
     ----------------

          Interest expense increased $170,000 to $4,433,000 during 1996 from $4,263,000 during 1995 primarily due to the consolidation of the four additional rental properties partnerships, offset in part by the reduction of non-rental property loan balances.

     General and Administrative Expense.
     ----------------------------------

          General and administrative expenses increased less than 1% to $6,810,000 during 1996 as compared to $6,769,000 in 1995 primarily as a result of management's continued focus on cost efficiency of these expenses.

LIQUIDITY AND CAPITAL RESOURCES.

          Cash and cash equivalents were $2,127,000 and $2,143,000 at December 31, 1997 and 1996, respectively. This increase was attributable to $13,545,000 provided by operating activities offset by $8,372,000 and $5,189,000 used in investing and financing activities, respectively. The cash flow from operating activities was primarily attributable to land sales and distributions from unconsolidated subsidiaries offset by a $900,000 decrease in accounts payable and accrued liabilities. The cash outflow for investing activities is primarily attributable to land improvements put in place for future sales and deferred loan fees associated with the closing of a $20,000,000 financing with Banc One. Loan proceeds were used to retire debt, pay various obligations and working capital. The cash outflow for financing activities is primarily attributable to distributions to IGC offset by the proceeds from the Banc One financing.

          ACPP has historically met its liquidity requirements principally from cash flow generated from land sales, property management fees, distributions from residential rental partnerships and from bank financing providing funds for development and working capital.

          Over the past several years, cash flows have been constrained because of the terms of its existing debt agreements and the reluctance of new lending opportunities as a result of the wetlands litigation (see "Legal Proceedings -- IGC -- Wetlands Litigation"). As a result, substantially all of the cash generated has been used to pay debt service requirements with existing lenders. This resulted in limited opportunities for new construction and development.
The recently closed Banc One financing provided funding to commence construction in Fairway Village, the third village in St. Charles, and will allow ACPP to retain a greater portion of its U.S. land sales proceeds. ACPP currently has other development projects in various stages of completion. Substantially all of the projects under construction have sufficient development loans in place to complete the construction.

          ACPP's principal demands for liquidity are expected to be the continued funding of its current debt service and operating cost requirements. After the Distribution, management expects to obtain additional funding which can be used to fund new community development projects. Such sources of funding may include, but are not limited to, excess operating cash flows, secured or unsecured financings, private or public offerings of debt or equity securities, extension or refinancings of $11,700,000 of loans that are due in 1998 and proceeds from sales of properties. However, there are no assurances that these funds will be generated.

DEBT SUMMARY

          Substantially all of ACPP's assets, $115,000,000, are encumbered by $41,000,000 of recourse debt and $41,000,000 of non-recourse debt; $39,000,000 of the non-recourse debt is attributable to the mortgages of consolidated rental property partnerships. The significant terms of ACPP's other debt financing arrangements are shown below (dollars in thousands):

                                                                              Balance
                                        Maximum     Interest    Maturity    Outstanding
Descriptions                           Borrowings     Rate          Date      12/31/97
------------                           ----------   --------     -------     ---------
 Banc One-term loan (a)                   $11,000   P+2.5%       7/31/04     $  10,728
 Banc One-development loan (a)              4,000   P+2.5%       7/31/04         1,020
 Banc One-remediation loan (a)              5,000   P+2.5%       7/31/04         3,306
 First Bank-term loan (b)                   9,865   P+1.5%       8/31/98         8,399
 First Bank-construction loan (b)           5,500   P+1.5%       6/30/98         3,348
 IGC (c)                                    7,908   P+1.5%        8/2/09         6,772
 Banco Popular (d)                          4,000   P+1.5%       12/5/98         3,000
 RG-Premier Bank (e)                        1,641   P+1.5%       4/30/99         1,560
 Citibank (f)                                 969   (f)           demand           969
 Banco Santander (g)                          887   P+1%         4/15/98           707
 Washington Savings Bank (h)                1,317   9.5%         9/30/99           757
 Other Miscellaneous                          188   Various      Various           188
                                          -------                            ---------
                                          $52,275                            $  40,754
                                          =======                            =========

  (a) The three notes are cross-collateralized by substantially all of the U.S. land and the U.S. and Puerto Rico future cash entitlements pursuant to its ownership interest in the housing partnerships. Interest is paid monthly. The loan agreement calls for a minimum of $2,000,000 principal curtailments in 1998, and $3,000,000 in each of the following six years. In addition, ACPT is to establish a $1,000,000 development reserve during 1998. It is ACPT's intention to meet the required payments from land sales and proceeds from the refinancing of a rental property. On each anniversary date, ACPT is to pay an additional fee, 1% in 1998 and 1999, increasing 1/2% in the following four years, and grant an option to the lender to purchase an additional 75,000 shares at a strike price to be determined after the restructure. The loan agreement covenants include restrictions on additional indebtedness of ACPT and St. Charles Community LLC. The loan agreement contains a cross default provision for any amounts in excess of $1,000,000 past due for 45 days after demand notification.

  (b) The two notes are cross collateralized by the Puerto Rico land assets. The interest is paid monthly from an interest reserve. Principal payments are funded through the partial release prices of the collateral. ACPT expects to extend the maturity date of these loans. The loan agreement covenants include restrictions on distributions by LDA and additional indebtedness of LDA and cross default provisions for other loan payment defaults.

  (c) The interest rate is subject to a 9% ceiling and a 6% floor. Principal and interest are paid from available cash flow as determined by management.

  (d) Collateral for this credit facility includes certain parcels of land located in Maryland, and an assignment of 80% of the net sales proceeds from the sale of any U.S. land. Interest is paid monthly, with principal payments due on December 31, 1997 and 1998 for $1,000,000 and $2,000,000, respectively. The note was assumed in March 1998 by IBC in connection with the sale of property to IBC.

  (e) The note requires monthly principal payments of $27,000 and is secured by three mortgage notes receivable totalling $2,717,600. Interest is paid monthly by advances under the loan agreement.

  (f) The note requires monthly payments of interest calculated at 250 basis points over the cost of funds, 8.406% at December 31, 1997. The note was secured by a letter of credit that expired in January 1998. Management is currently renegotiating the terms of this loan.

  (g) The loan is collateralized by a pledge of two mortgage notes receivable totalling $2,760,000. Monthly principal payments of $27,000 are required. Additional principal is paid from the sale of residential parcels in Phase II of Parque Escorial.

  (h) The note requires monthly payments of interest and is collateralized by the land under development for 115 townhome lots in St. Charles, Maryland. The loan is to be repaid from the sale of townhome lots that are currently under an option contract.

YEAR 2000

          ACPP has assessed and continues to assess the impact of the Year 2000 issue on its reporting systems and operations. The Year 2000 issue exists because many computer systems and applications and other systems using computer chips currently use two-digit fields to designate a year. As the century date occurs, date sensitive systems may recognize the year 2000 as 1900 or not at all. This inability to recognize or properly treat the year 2000 may cause the systems to process critical financial and operations information incorrectly.

          ACPP's reporting systems are Year 2000 compliant with the exception of one module. The Company has engaged a programmer at a nominal cost to bring this module into compliance. Management is continuing to review the remaining operating systems and computer systems that affect the properties ACPP manages.

FORWARD-LOOKING STATEMENTS.

          Certain matters discussed and statements made within this Registration Statement are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements of ACPP to be different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although ACPP believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. These risks will be detailed from time to time in ACPP's filings with the Securities and Exchange Commission or other public statements.

                        BUSINESS AND PROPERTIES OF ACPT

          Following completion of the Restructuring, ACPT will be engaged in four principal lines of business formerly conducted by IGC: (i) ownership of rental apartment properties in the United States and Puerto Rico, (ii) community development in the United States and Puerto Rico, (iii) property management services in the United States and Puerto Rico, and (iv) development of commercial rental properties and/or ground leases in Puerto Rico. In addition, ACPT will be engaged in limited condominium building operations in Puerto Rico. Set forth below is a brief description of these businesses as they will be owned and conducted following the Restructuring.

RENTAL APARTMENT PROPERTIES.

     United States.
     -------------

          ACPT, indirectly through its REIT subsidiary American Rental and American Rental's limited partnership subsidiary American Housing, will hold interests in 13 U.S. Apartment Partnerships that own and operate apartment facilities in Maryland and Virginia. The U.S. Apartment Partnerships own a total of 2,246 rental units. Each of the apartment properties is financed by a mortgage that is non-recourse to the apartment partnership. As non-recourse mortgages, the partners are not jointly and severally liable for the debt. HUD provides rent subsidies to residents of 993 of the apartment units. In addition, 110 units are leased pursuant to HUD's Low Income Housing Tax Credit program, and 200 other units are leased under income guidelines set by the Maryland Community Development Administration. The remaining units are leased at market rates.

          The partnership agreements of the U.S. Apartment Partnerships provide that American Housing will receive between 50% and 99.9% of distributable surplus cash from operations, refinancings or dispositions as general partner in seven of the partnerships. In two of these partnerships, American Housing also will receive 25.5% of the distributable surplus cash from operations as a limited partner. In five of the partnerships, American Housing will receive 0% to 5% of the distributable surplus cash from operations as general partner until the limited partners have received cash distributions equal to their contributed capital. Thereafter, American Housing as general partner will share in 50% of the distributable cash flow from operations, refinancings and dispositions. In two of these partnerships, American Housing also will receive 51% of the cash distributions as limited partner. Once the limited partners have received cash distributions equal to their contributions and American Housing's general partner's distributions increase to 50% and American Housing's limited partnership distributions will decrease to 25.5%. American Housing directly and indirectly will receive 100% of the distributable cash flow from operations in one of the partnerships.

          The table below sets forth the name of each U.S. Apartment Partnership; the number of rental units in the property owned by such partnership; the project cost; the percentage of such units under lease; and the expiration date for any subsidy contract:

                                                            12/31/97                       Expiration
                                           No. of Apt.    Project Cost     Occupancy at     of Subsidy
                                              Units      (in thousands)     12/31/97         Contract
                                              -----      -------------      --------         -------
Bannister Associates Limited
   Partnership (1)                            208       $   5,040               96%       1998  41 units
                                                                                          2017 167 units
Brookside Gardens Limited
   Partnership (2)                             56           2,687               82%            N/A

Crossland Associates Limited
   Partnership (3)                             96           3,262               91%            N/A

Fox Chase Apartments General
   Partnership (4)                            176           7,886               91%            N/A

Headen House Associates Limited
   Partnership (5)                            136           5,965               99%           2000

Huntington Associates Limited
   Partnership (6)                            204          10,283               93%           2000

Lakeside Apartments Limited
   Partnership (9)                             54           4,169               96%            N/A

Lancaster Apartment Limited
   Partnership (10)                           104           4,945               93%            N/A

New Forest Apartments General
   Partnership (4)                            256          13,752               88%            N/A

Palmer Apartments Associates
   Limited Partnership (11)                   152           5,676               92%           2000

                                                            12/31/97                       Expiration
                                           No. of Apt.    Project Cost     Occupancy at     of Subsidy
                                              Units      (in thousands)     12/31/97         Contract
                                              -----      -------------      --------         -------

Wakefield Terrace Associates
   Limited Partnership (12)                   204           6,326               89%       1998  40 units
                                                                                          2020 164 units
Wakefield Third Age Associates
   Limited Partnership (13)                   104           3,113              100%       1998 20 units
                                                                                          2019 84 units
Essex Apartments Associates
   Limited Partnership  (14)                  496          19,215               97%            2000
                                            -----       ---------
                                            2,246       $  92,319
                                            =====       =========

(1) Receives subsidies under the National Housing Act up to a maximum of $184,020 per year.
(2) Not subsidized, but all units are set aside for low to moderate income tenants over 62 years of age under provisions set by the Low Income Housing Tax Credit ("LIHTC") program.
(3)  Not subsidized.
(4) Not subsidized, but 20% of the units are subject to income guidelines set by Sections 4a and 103b of the Internal Revenue Code of 1954.
(5) Receives subsidies under the National Housing Act up to a maximum of $1,369,008 per year.
(6) Receives subsidies under the National Housing Act up to a maximum of $2,066,040 per year.
(9) Not subsidized, but all units are set aside for low to moderate income tenants over 55 years of age under provisions set by the LIHTC program.
(10) Not subsidized, but 51% of the units are subject to income guidelines set by the Maryland Community Development Administration ("MCDA").
(11) 56 units are subsidized and receive subsidies under the National Housing Act up to a maximum of $474,432 per year. 96 units are not subsidized, but 51% of these are subject to income guidelines set by MCDA.
(12) Receives subsidies under the National Housing Act up to a maximum of $194,220 per year.
(13) Receives subsidies under the National Housing Act up to a maximum of $90,480 per year.
(14) Receives subsidies under the National Housing Act up to a maximum of $3,326,592 per year.

     Puerto Rico.
     -----------

          In addition, ACPT, indirectly through its partnership subsidiary IGP Group, and IGP Group's partnership subsidiary IGP, will hold interests in 9 Puerto Rico Apartment Partnerships that own and operate a total of 12 apartment facilities in Puerto Rico. The Puerto Rico Apartment Partnerships own a total of 2,653 rental units, all of which are subject to rent subsidies from HUD. The properties held by the Puerto Rico Apartment Partnerships are financed by mortgages that are non-recourse to the partners.

          Two of the partnership agreements of the Puerto Rico Apartment Partnerships provide that IGP currently receives 50% of the net cash flow from operations. In the remaining seven partnerships, IGP receives a 0% to 5% interest in profits, losses and net cash flow from operations until such time as the limited partners have received cash distributions equal to their capital contributions. Thereafter, IGP will share in 50% to 60% of cash distributions from operations, refinancing and disposition. As a result of loans made to six of the Puerto Rico Apartment Partnerships, IGP also holds notes payable by such partnerships that are required to be paid prior to the making of other distributions.

          ACPT intends to benefit from certain projected trends in Puerto Rico. Puerto Rico is estimated to have approximately 3.7 million inhabitants at present, and its population is projected to grow annually at a rate of between
 .56% and .97% between 1995 and 2010, as determined by the Puerto Rico Planning Board. The typical Puerto Rico family has decreased in size from 3.8 in 1987 to
3.5 in 1996, which has caused the number of families and households to grow at a faster rate than the population, a trend that is expected to continue and have a positive effect in demand for housing. Puerto Rico's growing population has resulted in greater construction activity in the residential sector, and has shifted construction from single-family homes to multi-family construction such as walk-up condominiums. Per capita personal income increased to $7,882 in fiscal year 1996 from $7,374 in 1995 and $7,079 in 1994. The economy of Puerto Rico registered a real growth of 3.1% during fiscal year 1996 in its gross product, compared with increases of 3.4% in 1995 and 2.5% in 1994.

          The table below sets forth the name of each apartment property owned by the Puerto Rico Apartment Partnerships; the number of rental units in the property owned by such partnership; the project cost; the percentage of such units under lease; and the expiration date for any subsidy contract:

                                                 12/31/97
                                   No. of         Project                      Expiration
                                     Apt.          Cost           Occupancy     of Subsidy
                                    Units     (in thousands)     at 12/31/97     Contract
                                    -----      ------------      -----------     --------
San Anton (1)                         184       $   4,606            100%         1998
Monserrate I (2)                      304          11,443             99%         1999
Alturas del Senorial (3)              124           4,669            100%         1999
Jardines de Caparra (4)               198           7,368            100%         2000
Colinas de San Juan (5)               300          12,044             99%         2001
Bayamon Gardens (6)                   280          13,593             99%         2011
Vistas del Turabo (7)                  96           3,358            100%         2021
Monserrate II (8) (9)                 304          12,267             99%         2020
Santa Juana (8)(10)                   198           7,476            100%         2020
Torre De Las Cumbres (8) (11)         155           6,582             99%         2020
De Diego (8) (12)                     198           7,510             99%         2020
Valle del Sol (13)                    312          15,279             99%         2003
                                    -----       ---------

                                    2,653       $ 106,195
                                    =====       =========

(1) Receives subsidies under the National Housing Act up to a maximum of $1,339,200 per year.
(2) Receives subsidies under the National Housing Act up to a maximum of $1,916,464 per year.
(3) Receives subsidies under the National Housing Act up to a maximum of $570,672 per year.
(4) Receives subsidies under the National Housing Act up to a maximum of $891,048 per year.
(5) Receives subsidies under the National Housing Act up to a maximum of $1,339,200 per year.
(6) Receives subsidies under the National Housing Act up to a maximum of $1,512,144 per year.
(7) Receives subsidies under the National Housing Act up to a maximum of $477,148 per year.
(8) This property is owned by Carolina Associates L.P., a Maryland limited partnership in which IGP holds a 50% interest.
(9) Receives subsidies under the National Housing Act up to a maximum of $1,541,260 per year.
(10) Receives subsidies under the National Housing Act up to a maximum of $994,032 per year.
(11) Receives subsidies under the National Housing Act up to a maximum of $813,444 per year.
(12) Receives subsidies under the National Housing Act up to a maximum of $994,032 per year.
(13) Receives subsidies under the National Housing Act up to a maximum of $2,196,792 per year.

     Government Regulation.
     ---------------------

          HUD subsidies are provided principally under Sections 8 and 236 of the National Housing Act. Under Section 8, the government pays to the applicable apartment partnership the difference between market rental rates (determined in accordance with government procedures) and the amounts that the government deems the residents are able to afford. Under Section 236, the government provides interest subsidies directly to the applicable apartment partnership through a reduction in the property's mortgage interest rate and with a corresponding reduction in resident rental rates. In order to comply with the requirements of
Section 8 and Section 236, residents are screened by American Management or IGP for eligibility under HUD guidelines. Subsidies are provided according to the terms of long-term contracts between the federal government and the apartment partnerships.

          Cash flow from those projects whose mortgage loans are still insured by the Federal Housing Authority ("FHA"), or financed through the housing agencies in Maryland, Virginia, Puerto Rico or Washington, D.C. (the "State Financing Agencies") are subject to guidelines and limits established by the apartment partnerships' regulatory agreements with HUD and the State Financing Agencies. The regulatory agreements also require that if the cash from operations generated by certain apartment properties has exceeded the allowable cash distributions, the surplus must be deposited into restricted escrow accounts held by the mortgagee of the property and controlled by HUD or the applicable State Financing Agency. Funds in these restricted escrow accounts may be used for maintenance and capital improvements with the approval of HUD and/or the State Finance Agency.

          The federal government has virtually eliminated subsidy programs for new construction of low and moderate income housing by profit-motivated developers such as ACPT. As a result, no new construction of apartment projects is expected in Puerto Rico and any new apartment properties developed by ACPT in the U.S. most likely will offer market rate rents.

          The subsidy contracts for ACPT's investment apartment properties are scheduled to expire between 1997 and 2020. In addition, the long term subsidy contracts for six Puerto Rico properties that are scheduled to expire in 2011, 2020 or 2021 may be cancelled by the applicable Puerto Rico Apartment Partnership in 2000 (for contracts to expire in 2020) or 2001 (for contracts to expire in 2011 or 2021) and thereafter every five years until expiration. Under a recently enacted law, HUD may renew expiring subsidy contracts on a year to year basis, and ACPT intends to seek the renewal of expiring subsidy contracts for its U.S. properties. ACPT currently intends to convert to condominiums those apartment properties in Puerto Rico for which the subsidy contracts expire over the next several years. Two such conversions are currently in progress. See "-- Condominium Conversion."

          HUD also is seeking Congressional authority to convert expired contracts to resident-based vouchers. This would allow residents to choose where they wish to live. This can potentially impact the income stream of certain properties. However, ACPT will actively maintain its properties in a manner designed to preserve their values and retain residents.

          HUD also is exploring a program known as "portfolio re-engineering" or "mark-to-market." This would assist owners of Section 8 and HUD-insured properties that could not meet loan obligations under the proposed resident-based voucher system. ACPT will monitor the progress of this proposal and its impact on the properties in which it holds interests through the apartment partnerships.

     Competition.
     -----------

          ACPT's investment properties that receive rent subsidies are not subject to the market conditions that affect occupancy at properties with market rate rents. These subsidized properties average approximately 99% occupancy rates year round. ACPT's apartments in St. Charles that have market rate rents are impacted by the supply and demand for competing rental apartments in the area, as well as the local housing market. When for sale housing becomes more affordable due to lower mortgage interest rates or softening home prices, this can adversely impact the performance of rental apartments. Conversely, when mortgage interest rates rise or home prices increase, the market for rental units may benefit.

CONDOMINIUM CONVERSION.

     Puerto Rico.
     -----------

          Most of the apartment properties in Puerto Rico were designed, located and maintained with the expectation that they might be converted into condominiums upon the expiration of subsidy contracts 20 to 40 years after construction. The existing debt on most of the Puerto Rico apartment properties is low when compared to present values. In addition, the demand for centrally located residential units within the San Juan metropolitan area, coupled with the acceptance of the condominium concept in Puerto Rico, make condominium conversions of the Puerto Rico apartment units an attractive strategy.

          ACPT's indirect subsidiary IGP has a record of success in this conversion procedure, having previously converted 1,800 units in Puerto Rico owned by IGP and certain affiliates. These were properties which proved to be unsuccessful as market rent apartments. Their conversion to condominiums permitted IGP and the affiliates to profit from these properties despite a relatively high debt structure.

          Currently, IGP is in the process of converting two former apartment properties, Monte de Oro and New Center, into condominiums. Construction of the improvements to be made at the properties is expected to commence no later than May 1998 and is expected to be completed in six months. Interim financing required to complete the improvements has been obtained. All units at both properties are targeted to be sold by late 1999.

          The subsidy contracts for eight of the properties owned by the Puerto Rico Apartment Partnerships expire no later than 2003, and the contracts for the remaining properties may be cancelled by the applicable partnership in either 2000 or 2001 and every five years thereafter. ACPT currently intends to convert some or all of such properties into condominiums upon the expiration or cancellation of the contracts.

     United States.
     -------------

          Because of the risk that sales of condominium units by American Housing would constitute "prohibited transactions" under the rules governing REITs, which would subject the profits from such sales to a 100% tax, ACPT currently does not intend to convert any of the properties owned by the U.S. Apartment Partnerships into condominiums. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Tax Classification of American Rental -- Taxation of American Rental as a REIT."

COMMUNITY DEVELOPMENT.

          ACPT's community development assets will consist of more than 4,700 acres of developed and undeveloped land located in the master planned communities of St. Charles, Maryland, and Parque Escorial, in Carolina, Puerto Rico. The land in both communities will be developed by ACPT and its affiliates for a variety of residential uses, including single-family homes, townhomes, condominiums and apartments, and commercial and industrial uses. ACPT may also develop for residential use certain land adjacent to the site of a planned commercial development in Canovanas, Puerto Rico.

     St. Charles.
     -----------

          ACPT, indirectly through American Land, will own the more than 4,500 acres remaining for development in the planned community of St. Charles. St. Charles contains a total of approximately 9,100 acres (approximately 14 square miles) located in Charles County, Maryland, 23 miles southeast of Washington, D.C.

          Based on figures prepared by the Charles County Department of Planning and Growth Management ("DPGM"), the current population of Charles County is in excess of 115,000, up from 101,000 in 1990, and is projected to increase from 123,200 in 2000 to 166,500 in 2015. The real property tax base has increased from $547 million in 1980 to $2.4 billion in 1996, with the residential base accounting for 77% of the total. The median household buying income in Charles County is estimated at $48,225, ranking it second in Maryland and seventh in the Baltimore-Washington area. The DPGM has determined that the number of residential building permits have increased yearly from 1993, when 962 permits were issued, to 1997, when 1,232 permits were issued.

          St. Charles is comprised of five separate villages: Smallwood Village, completed, Westlake Village, which has been substantially completed, Fairway Village, currently under construction, and Piney Reach and Wooded Glen. Each village consists of individually planned neighborhoods, and includes schools, churches, recreation centers, sports facilities, and a shopping center. Other amenities include parks, lakes, hiking trails and bicycle paths. St. Charles also includes an 18-hole public golf course. Each community is planned for a mix of residential housing, including detached homes, townhomes, multiplex units and rental apartments. Typical lot sizes for detached homes range from 5,000 to 8,000 square feet.

          IGC's development of St. Charles as a planned unit development ("PUD") began in 1972 when a comprehensive planned unit development for St. Charles was approved by the County. This master plan contemplates construction of approximately 24,730 housing units and 1,390 acres of commercial and industrial development. As of September 30, 1997, there were approximately 11,000 completed housing units in St. Charles, including Carrington Neighborhood which began prior to 1972 and is not included in the PUD. In addition there are schools, recreation facilities, commercial, office and retail space in excess of
4.2 million square feet. In St. Charles, ACPT, through outside planners, engineers, architects and contractors, obtains necessary approvals for land development, plans individual neighborhoods in accordance with regulatory requirements, constructs roads, utility facilities and community facilities. ACPT develops lots for sale for detached homes, townhomes, apartment complexes, and commercial and industrial development.

          The third village, Fairway Village, so named for the existing 18-hole public golf course which it surrounds, is currently being developed. Its master plan provides for 3,346 dwelling units consisting of 1,287 acres of land including an industrial park and 40-acre commercial center.

          The last two villages, Wooded Glen and Piney Reach, which include approximately 3,000 acres, are planned for development after the completion of Fairway Village. The total number and mix of residential units must be approved by the County Commissioners before development can begin on these two villages and there can be no assurances that the total of 24,730 units in the master plan can be attained.

          Government Approvals

          The St. Charles master plan has been incorporated in Charles County's comprehensive zoning plan. In addition, the Charles County government has agreed to provide sufficient water and sewer connections for the balance of the housing units to be developed in St. Charles. Specific development plans for each village in St. Charles is subject to approval of the County Planning Commission. Such approvals have previously been received for the villages of Smallwood, Westlake and Fairway. Approvals have not yet been sought on the final two villages.

          Competition

          Competition among residential communities in Charles County is intense. Currently, there are approximately 30 subdivisions competing for new home buyers within five miles of St. Charles. The largest competing housing developments are Kingsview, a 640 unit project being developed by Miller & Smith, Southwinds, a 367 unit project being developed by Washington Homes, and Chapman's Landing, a 576 unit project being developed by Legend Properties. Smaller projects are being developed by more than 20 other developers. This is the result of several major national and regional homebuilders having been attracted by the growing marketplace. According to DPGM, Charles County residential building permits have increased yearly from 1993, with 962 in 1993, 964 in 1994, 965 in 1995, 1,090 in 1996 and 1,232 in 1997. In this very price sensitive market, IGC attempts to position St. Charles to provide among the lowest priced building lots and homes while offering more amenities than the competition. ACPT intends to continue this strategy.

          Environmental Impact

          Management of ACPT believes that the St. Charles master plan can be completed with respect to ACPT's properties without material adverse environmental impact and in compliance with governmental regulations. In preparation for immediate and future development, Phase I Environmental Site Assessments have been prepared for substantially all of the undeveloped parcels. The historical use of the land has been farming and forestry and no significant environmental concerns were found. Jurisdictional determinations for wetlands have been approved by the Corps for Sheffield Neighborhood, the next phase of residential development containing 1,642 dwelling units. Management has developed an Environmental Policy Manual and has established an Environmental Review Committee and an Environmental Compliance Officer to anticipate environmental impacts and avoid regulatory violations. However, development can be delayed while plans are being reviewed by local, state and federal agencies for environmentally sensitive areas.

          As a result of the Restructuring, the property held by ACPT in St. Charles will not be subject to the wetlands litigation of IGC. See "The Restructuring -- Reasons for the Restructuring."

     Parque Escorial.
     ---------------

          ACPT, indirectly through American Land, IGP Group and IGP will hold an 80% interest in LDA, the partnership that in 1989 acquired the 431 acre site of the former El Comandante Race Track. LDA has developed and sold 119 acres, and continues to own 312 acres of developed and undeveloped land at this site which has been established as the planned community of Parque Escorial. Parque Escorial is located approximately six miles from the central business district in San Juan, Puerto Rico. The master plan for Parque Escorial was approved in 1992 and contemplates the construction of 2,700 dwelling units of various types on 312 acres and the development of 120 acres for commercial, office and light industrial uses.

          Development of Parque Escorial began in 1994 with the sale of 61 acres of commercial land to Wal-Mart, which is now designing the second phase of a 480,000 square foot shopping center on the tract. Wal-Mart and Sam's Club stores, each consisting of 125,000 square feet, opened in 1995. An additional 12 acres of commercial land have been sold subsequently by LDA for prices up to $1.1 million per acre. Residential development began in 1996 after contracts for 516 housing units were settled. The first 216 of these units will be "walk-up" condominiums built and sold by a joint venture that will be 50% owned by IGP Group.

          Government Approvals

          Parque Escorial's master plan has been approved but specific site plans are subject to planning commission review and approval. LDA has secured agreements with the Puerto Rico Aqueduct and Sewer Authority to provide for adequate water and sewer capacity for the first 1400 units, which includes the commercial space.

          Competition

          The scarcity of developable land in the San Juan metropolitan area creates a favorable market for home sales at Parque Escorial. Competition for home sales is expected primarily from small scale condominium projects in areas considered to be similar or less desirable than Parque Escorial. Furthermore, it is one of only two master planned communities currently under development in the San Juan metropolitan area. The other is the 500-acre Encantada, which is marketed toward higher income homebuyers. Parque Escorial's home prices appeal primarily to entry level purchasers. In addition, Encantada's developer is building all the homes in the community, while Parque Escorial features three separate homebuilders in its first phase, providing more selections for the consumer.

          Environmental Impact

          Management of IGC believes that the Parque Escorial master plan can be completed without material adverse environmental impact and in compliance with government regulations. All of the necessary agencies have endorsed Parque Escorial's environmental impact statement. Wal-Mart has provided mitigation for
11.87 acres of wetlands impacted by its development of the shopping center site and other land.

COMMERCIAL RENTAL PROPERTIES.

          LDA also owns a parcel of land of approximately 540 acres adjacent to the El Comandante Race Track in Canovanas, Puerto Rico. At present, LDA is evaluating the viability of developing and/or leasing the land for a fully integrated entertainment complex consisting of movie studios, an amphitheater with a capacity of 20,000, and an amusement park. With respect to land only, LDA has acquired all necessary zoning approvals, utilities endorsements and approvals for infrastructure for development of all sites. Approvals for building construction have not yet been obtained. LDA is currently negotiating an agreement pursuant to which it would construct and lease movie studio facilities to an entity specializing in renting such facilities. However, there is no assurance that an agreement will be reached. Portions of the land may also be developed for residential use if commercial development or leasing is not feasible.

PROPERTY MANAGEMENT.

          ACPT, indirectly through its subsidiary American Management, will own and operate the United States property management business currently operated by IGC. In connection with this business, American Management will earn fees from the management of 4,176 rental apartment units, including 2,246 units owned by the U.S. Apartment Partnerships. Management fees for the U.S. apartment properties are based on a percentage of rents ranging from 2.5% to 10.4%. The management contracts for these properties have terms of one or two years and are customarily renewed upon expiration but may be terminated on 30 days notice by either party. Management fees for other apartment properties range from 2.5% to 4.5% of rents.

          In addition, IGP will earn fees from the management of 2,653 rental apartment units owned by the 9 Puerto Rico Apartment Partnerships. Management fees for the apartment properties owned by the Puerto Rico Apartment Partnerships, like those in the U.S., are based on a percentage of rents ranging from 2.25% to 10.95% and the management contracts for these properties have terms of one or two years and are customarily renewed upon expiration. IGP also is entitled to receive up to an aggregate of $192,000 annually in certain incentive management fees with respect to six properties owned by the Puerto Rico Apartment Partnerships. Upon the conversion of such units to condominiums, the number of units under management, and the corresponding management fees, will be reduced. However, IGP would receive fees in connection with managing the conversion process.

          IGP currently manages 918 rental apartments owned by a non-profit entity which acquired the units from IGP in 1996 under the provisions of LIHPRHA. The management agreements for these properties expire April 1, 2001 but management expects the agreement to be renewed for an additional five year period. In addition, IGP manages 511 units owned by the Puerto Rico Housing Finance Agency. These units are expected to be converted to condominiums in 1998 under the management of IGP, which would receive a fee for its services.

HOMEBUILDING IN PUERTO RICO.

          ACPT, through IGP Group, holds a 50% interest in Escorial Builders S.E., a Puerto Rico partnership ("Escorial Builders"), which is a construction joint venture at Parque Escorial. The remaining interest in the joint venture is held by an unrelated third party which is the general contractor for the project. Escorial Builders has acquired lots at Parque Escorial on which it is building 216 "walk-up" condominium units. Delivery of the units is expected to occur over an 18 month period that commenced in November 1997. Escorial Builders is not expected to develop any additional projects. However, IGP Group, on its own or through joint ventures, may construct additional projects if an appropriate opportunity arises.

POLICIES WITH RESPECT TO CERTAIN ACTIVITIES.

          The following is a discussion of ACPT's policies with respect to investment in real estate, affiliate transactions and certain other activities. ACPT's policies with respect to these activities have been established by the ACPT Board of Trustees and may be amended or revised from time to time at the discretion of the ACPT Board of Trustees without a vote of the Shareholders. No assurance can be given that ACPT's investment objectives will be attained or that the value of ACPT will not decrease.

     Investment Policies.
     -------------------

          Investments in Real Estate or Interests in Real Estate

          ACPT's primary business objective is to maximize Shareholder value by investing, holding and developing assets that will generate cash available for distribution to its Shareholders. ACPT's policy is to acquire or develop assets where ACPT believes that opportunities exist for acceptable investment returns in areas that utilize the expertise of its management, primarily community development and commercial and residential rental properties.

          ACPT may also participate with other entities in property ownership, through joint ventures or other types of common ownership. Equity investments may be subject to existing mortgage financing and other indebtedness which have priority over the equity interests of ACPT.

          Investment in Real Estate Mortgages

          While ACPT intends to emphasize equity real estate investments, it may, in its discretion, invest in mortgages or other real estate interests consistent with its general business strategy. ACPT may also invest in participating or convertible mortgages if the ACPT Board concludes that ACPT and its Shareholders may benefit from the cash flow or any appreciation in the value of the subject property. Such mortgages are similar to equity participations. The mortgages in which ACPT may invest may be either first mortgages or junior mortgages and may or may not be insured by a governmental agency.

          Securities of or Interests in Persons Primarily Engaged in Real Estate Activities and Other Issuers

          ACPT also may invest in securities of entities engaged in real estate activities or securities of other issuers, including for the purpose of exercising control over such entities.

     Affiliate Transaction Policy.
     ----------------------------

          ACPT has adopted a policy that it will not, without the approval of a majority of independent Trustees, (i) acquire from or sell to any Trustee, officer, employee, or Shareholder who owns more than 2% of the Common Shares (an "Affiliated Shareholder") or any entity in which a Trustee, officer, employee or Affiliated Shareholder of ACPT beneficially owns more than a 5% interest, or any affiliate of any of the foregoing, any property or other assets of ACPT, (ii) make any loan to or borrow from any of the foregoing persons, or (iii) engage in any other transaction with any of the foregoing persons.

     Certain Other Policies.
     ----------------------

          ACPT intends to operate in a manner that will not subject it to regulation under the Investment Company Act of 1940. ACPT does not intend to
(i) invest in the securities of other issuers for the purpose of exercising control over such issuer, (ii) underwrite securities of other issuers, or (iii) actively trade in loans or other investments.

          ACPT may make investments other than as previously described, although it does not currently intend to do so. ACPT has authority to purchase or otherwise reacquire shares Common Shares or any of its other securities in the open market or otherwise and may engage in such activities in the future. The ACPT Board of Trustees has no present intention of causing ACPT to repurchase any Common Shares, and any such action would be taken only in conformance with applicable federal and state laws.

          ACPT may in the future make loans to third parties, including, without limitation, loans to joint ventures in which it participates. ACPT has not engaged in trading, underwriting or agency distribution or sale of securities of other issuers, and ACPT does not intend to do so in the future. ACPT's policies with respect to such activities may be reviewed and modified from time to time by the ACPT Board of Trustees without the vote of the Shareholders.

                                   APPRAISALS

          IGC has obtained appraisals of certain land assets being transferred to ACPT and certain land assets that will be retained by IGC following the Restructuring. The appraisal reports (the "Appraisal Reports") prepared for these properties have been included as exhibits to the Registration Statement of which this Proxy Statement/Prospectus is a part. The following discussion is qualified in its entirety by reference to such Appraisal Reports.

PROPERTIES TRANSFERRED TO ACPT.

     Parque Escorial Planned Community, San Juan/Carolina, Puerto Rico.
     ------------------------------------------------------------------

          Parque Escorial consists in its entirety of 439.79 cuerdas, or 431 acres, located south of 65th Infantry Avenue and Ramal Este Avenue in the Sabana Llana and San Anton Wards of the municipalities of San Juan and Carolina, Puerto Rico. Robert F. McCloskey Associates ("McCloskey Associates") appraised the value of 204.28 cuerdas, or 198.15 acres, of saleable land of Parque Escorial as of November 15, 1996, the effective date of the appraisal report, to be worth $35,900,000 as of December 1, 1996.

          McCloskey Associates employed the sales comparison approach, described above, to determine the "as is" market value of the 198.15 acres of Parque Escorial property under development. McCloskey Associates assumed the completion of all infrastructure and facilities planned in connection with the subject property and all approvals and endorsements for the development. McCloskey Associates valued the Parque Escorial property based on an existing five phase construction plan: Phase I -commercial center & service commercial; Phase II, III and V - residential; and Phase IV - office park/commercial. McCloskey Associates calculated the "as is" market value of the subject property, inclusive of development, financing and sales costs, to be $18,400,000 for Phase I and IV and $25,100,000 for Phase II, III, and future development. Applying the necessary discount for present value considerations,

McCloskey Associates determined the present "as is" market value of the subject property to be $35,900,000.

     Canovanas Property, Canovanas, Puerto Rico.
     ------------------------------------------

          The Canovanas Property consists of 559.71 cuerdas, or 542.92 acres, of undeveloped property located south of State Road No. 3 Km. 16.2 in Canovanas, Puerto Rico. The subject land comprises three contiguous parcels surrounding the El Comandante racetrack. McCloskey Associates appraised the Canovanas Property on July 2, 1995 as having a present "as is" value of $6,100,000 as of June 30, 1995.

          McCloskey Associates used the sales comparison approach to calculate the present "as is" market value of the subject property based on its present R-I (low density residential) zoning and verified financing terms and sales conditions of comparable properties, and then adjusted its calculations to reflect the characteristics of the subject property. McCloskey Associates assessed the subject property as comprised of three separate parcels. The adjusted comparable sales of each parcel were then reconciled into a single value estimate for the entire subject property. The aggregate prospective market value of the parcels was calculated to be $10,525,000. Discounting the prospective market value of the subject property to present "as is" market value, McCloskey Associates, calculated the value of the subject property to be $6,100,000. McCloskey Associates report does not address the development of this property as an entertainment complex as presently envisioned.

     Smallwood Village, Westlake Village, Wooded Glen, and Piney Reach of the
     ------------------------------------------------------------------------
St. Charles Planned Unit Development and Surrounding Environs, St. Charles, MD.
------------------------------------------------------------------------------

          The subject property consists of remnant parcels in two completed villages and two undeveloped villages, Wooded Glen and Piney Reach, in the St. Charles PUD, and various surrounding environs including the Middletown Property that were subsequently sold. The subject property comprises residential land that includes finished lots, raw recorded lots, and raw acreage; industrial land that includes finished sites and raw land; and commercial land. Wooded Glen and Piney Reach total 3,079 acres, for which 10,000 residential units are planned. Smail Associates, Inc. ("Smail"), appraised the property on February 14, 1997 as having an "as is" present market value of $40,440,000 as of December 31, 1996.

          Smail employed the sales comparison approach to estimate the retail value of finished single-family and townhouse lots, an apartment site on the subject property, all raw acreage, and commercial and industrial land parcels. Smail applied the subdivision analysis method to calculate the "as is" market value of 60 finished single-family lots in the Dorchester Neighborhood of Westlake Village, 98 remaining townhouse lots in Huntington Ridge, and finished industrial and commercial sites on the subject property. The subdivision analysis approach is a hybrid of the cost, sales comparison and income approaches to valuation in which the present value of the property is estimated by projecting periodic income from the sale of finished lots, subtracting land development, sales, carrying costs, and profit, and discounting the resultant periodic cash flows to provide an indication of present value. For purposes of its appraisal, Smail identified the subject property according to whether it was residential, industrial or commercial land.

     Fairway Village (Residential), St. Charles, MD.
     ----------------------------------------------

          Fairway Village (Residential) consists of approximately 1,287 acres of land containing a total of 3,346 residential units to be developed in five stages containing 837 townhouse units, 922 large single-family lots, 499 medium single-family lots, 252 small single-family lots, and 836 apartment units located on the east and west sides of St. Charles Parkway near its southern terminus at White Plains Regional Park in Waldorf, Maryland. James B. Hooper, P.A. ("Hooper") appraised the property on May 25, 1997 as having an aggregate "as is" present market value of $19,263,000 as of that date.

          Hooper employed the market data approach, a variant of the sales comparison approach, whereby the appraiser analyses recent sales of similar properties to estimate the value of the apartment units on the subject property. The relevant sales are then adjusted for dissimilarities between sale properties and the subject property to arrive at an indication of value. Using this approach, Hooper determined the apartment units to have an overall gross retail value of $7,524,000, which was discounted to present "as is" market value of $3,014,000. Hooper used the market data approach to calculate the value of the 837 townhouse units on the subject property to be $11,300,000. This figure was then discounted to an "as is" present market value of $4,888,000 to reflect a 16-year absorption period, sales expenses, and soft costs. Applying the same methodology, Hooper appraised the gross retail value of the single-family detached residence units to be $31,308,000, which was then discounted to an "as is" present market value of $11,361,000. Accordingly, Hooper calculated the total aggregate "as is" market value of the subject property to be $19,263,000.

     Fairway Village (Commercial), St. Charles, MD.
     ---------------------------------------------

          Fairway Village (Commercial) consists of approximately 38 acres of land, more or less within the Sheffield and Gleneagles Neighborhoods, that has been designated for commercial, office, and business usage within the Fairway Village Neighborhood. Hooper appraised the property as having an aggregate "as is" present market value of $3,960,000 as of October 31, 1997.

          Hooper used the market data approach discussed above to determine the value of the subject property. Relying on sales of comparable properties, and then adjusting the data to reflect relevant dissimilarities with the subject property, Hooper estimated the gross retail value of the property to be $8,276,000. Hooper then discounted the gross retail value based on an initial 3-year carrying period and an anticipated 4-year absorption period once sales commence. Hooper employed a discount factor of 14% for the 3-year holding period, which, along with a discount for the absorption period, generated an "as is" market value of $3,960,000.

PROPERTIES RETAINED BY IGC.

     Brandywine Village, Brandywine, MD.
     ----------------------------------

          SCA is the general partner of, and holds a 50% interest in, Brandywine Investment Associates, L.P., which owns Brandywine Village, a 277 acre tract of land in Brandywine, Prince George's County, Maryland. The property was acquired in 1985 and comprises two approved comprehensive design zones that permit residential, retail commercial, office commercial and light industrial uses.
The Gatewood Company, Inc. ("Gatewood") appraised the property on June 30, 1997 as having a total undiscounted prospective value of $11,900,000, which, when discounted to present "as is" market value, produced an estimated market value of $8,885,000 as of June 9, 1997. Pursuant to the terms of the partnership agreement, SCA is entitled to a recovery of its advances, a priority return and 50% of the remaining cash flow. Accordingly, IGC's indirect interest in the Brandywine property has an appraised "as is" value of $8,885,000 as of June 9, 1997.

          Gatewood employed the sales comparison approach to calculate present "as is" market value whereby value is determined by comparison of sales of reasonably similar properties to the subject properties. Gatewood also assumed that final approvals for the construction of 234 lots and a local access road would be obtained by developers within one year. Five separate property components were identified by Gatewood based on applicable zoning restrictions:
8.53 acres commercial; 64.74 acres medium density residential; 7.87 acres high density residential; and 46 acres office/light industrial. The sales comparison approach produced an aggregate undiscounted value of $11,900,000, which was then discounted to a present "as is" market value of $ 8,885,000 to reflect the time and costs required to support marketability, e.g., local infrastructure, and a 10% discount rate.

     Southlake at Montclair Subdivisions Section S-4, Dumfries, VA.
     -------------------------------------------------------------

          Section S-4 of Southlake at Montclair Subdivision consists of 77 raw, recorded townhouse lots located along the east side of South Lake Boulevard north of its intersection with Waterway Drive in the Southlake Montclair planned community in Dumfries, Virginia. NBValuation Group, Inc. ("NBV") appraised Section S-4 as having a total undiscounted prospective value of $1,925,000, which, when discounted to present "as is" market value, produced an estimated market value of $620,000 as of May 12, 1997.

          NBV employed the developmental or anticipated use method whereby the present "as is" market value of property is based on an estimate of the gross sell-out of the subject lots on a finished, retail basis. The total of all direct and indirect costs necessary to complete the land development required in order to market the finished lots on a retail basis, in addition to all holding period expenses that may reasonably be anticipated in connection with the development and marketing process, are deducted from the estimated sale proceeds. Further, the methodology takes into account absorption, related holding period costs and anticipated profit. NBV assumed that Section S-4 would produce 77 finished townhouse lots.

     Westbury, Phase II Section I, Lexington Park, MD.
     ------------------------------------------------

          Westbury, Phase II Section I comprises 26.992 acres of undeveloped land off the north side of Pegg Road and Westbury Boulevard West in Lexington Park, Maryland. Brick House Realty, Inc. ("Brick House") appraised the property on May 30, 1997 as having a total undiscounted prospective market value of $1,632,000 based on a proposed 51-lot subdivision on the property. Brick House discounted this figure to a present "as is" market value of $348,813 as of May 20, 1997. Brick House, on request, further appraised the property as recorded but undeveloped "paper lots" to be worth $678,000, and the value of the subject property "as is" raw land to be worth $250,000.

          Brick House employed the sales comparison approach discussed above to determine present "as is" market value of the subject property. Brick House estimated an average of $32,000 per lot for the 51 potential lots determined from comparison to sales of reasonably similar type properties in the area. Brick House calculated an aggregate prospective market value of $1,632,000, which was then discounted to $348,813 to reflect the time expected to sell all lots, the carrying cost during the sellout period, the marketing expense, developer's profit, other completion costs, and a 13% discount rate.

     Pomfret Property, Waldorf, MD.
     -----------------------------

          The Pomfret Property comprises 812.2 acres of land designated for residential low density development located on the southern and northern sides of Pomfret Road. The total assemblage is broken down into a Northern Section, which contains 202.79 acres, and the Southern Section, which contains 609.38 acres. Smail appraised the property on February 14, 1997 as having a present "as is" market value of $3,250,000 as of December 31, 1996.

          Smail used the sales comparison approach using the most comparable date to arrive at a projected "as is" market value estimate per land use for the Pomfret Property. Under this approach, recent sales of similar properties are analyzed and each sale adjusted to reflect pertinent dissimilarities with the subject property, including cash equivalency, market conditions, and other factors warranting adjustment. Smail then calculated the net present value of the projected income stream over the estimated lot sellout period based on the retail value of finished lots, the projected absorption of finished lots, and deductions representing the installation of infrastructure, costs of sales, administrative costs, real estate taxes and an appropriate entrepreneurial profit. Smail concluded that development of these parcels was not feasible at that time and that the property should be held over for future development. Smail, after making the appropriate adjustments, valued each acre at $4,000 to yield an aggregate "as is" market value of $3,250,000 for the entire Pomfret Property.

     Parcels A-3 & A-4, Westlake Village, St. Charles, MD.
     ----------------------------------------------------

          Parcels A-3 & A-4 consist of 14 acres of commercial land located in the horseshoe created by Smallwood Drive West and St. Patricks Drive immediately west of St. Charles Regional Mall. Both parcels abut O'Donnell Lake to the east. Smail appraised the value of the parcels on February 14, 1997 as having a gross retail value of $4,214,000 as of December 31, 1996.

     26 Single Family Lots, Dorchester Village, St. Charles, MD.
     ----------------------------------------------------------

          Smail appraised the value of these 26 lots on February 16, 1997 as having a gross retail value of $1,296,000 as of December 31, 1996.

GENERAL.

          The appraisers of the properties described above generally made a number of assumptions, including that the title was marketable and that the properties were free and clear of all liens and encumbrances (except certain mortgages thereon), and in compliance with applicable building, environmental, zoning and similar laws. In preparing their Appraisal Reports, the appraisers relied upon operating, financial and other information provided by IGC and other sources.

          Care should be exercised in evaluating the conclusions of the Appraisal Reports. An appraisal is only an estimate of value and should not be relied upon as a measure of realizable value. As with any appraisal, methods and assumptions used by the appraisers in preparing the Appraisal Reports were those that the appraisers, in their professional judgment, concluded were appropriate. There can be no assurance, however, that such assumptions will materialize or that other or different methods or assumptions might not be appropriate. Moreover, the current appraised value of the property is not a prediction of the value that the property may have at any time in the future. Future values of property will depend on a variety of factors, including the economic success of the property, the impact of inflation on property values, local competitive circumstances and general economic conditions.

                               LEGAL PROCEEDINGS

ACPT.

          None.

IGC.

     Wetlands Litigation.
     -------------------

          In 1994, the U.S. Attorney for the District of Maryland ("U.S. Attorney") commenced a federal grand jury investigation regarding actions by IGC in developing certain parcels in St. Charles, Maryland. The parcels were identified by the U.S. Army Corps of Engineers (the "Corps") as wetlands within its regulatory jurisdiction. In October 1995, the grand jury issued an indictment charging IGC, SCA and IGC's Chairman, James J. Wilson, with four felony and four misdemeanor counts of violations of Section 404 (wetlands) of the U.S. Clean Water Act. The charges related to discharge of fill materials into wetlands within the Corps' regulatory jurisdiction without a permit. The violations charged were to have occurred on four parcels totaling approximately 50 acres out of the approximately 4,400 acres IGC had developed in St. Charles. At the same time, the U.S. Attorney filed a civil action charging nine separate civil violations of the U.S. Clean Water Act with respect to the four parcels involved in the criminal action and one additional parcel. The civil action was dismissed without prejudice, and thus may be refiled.

          On February 29, 1996, IGC, SCA and Mr. Wilson were convicted in the U.S. District Court for the District of Maryland (the "District Court") on the four felony counts. On June 17, 1996, Mr. Wilson was sentenced to 21 months imprisonment, one year of supervised release and a $1,000,000 fine. IGC and SCA were fined $2,000,000 and $1,000,000, respectively, placed on probation for five years and ordered to implement a wetlands restoration and mitigation plan, which IGC's engineers estimate would cost $2,000,000 to $3,000,000. IGC paid the aggregate $3,000,000 in fines on behalf of itself and SCA. The Wetlands Properties subject to this litigation are being retained by IGC which will remain responsible for restoration and mitigation costs. As a result of the conviction, the Wetlands Properties were encumbered by an obligation to impose a conservation easement.

          On December 23, 1997 a three judge panel of the U.S. Court of Appeals for the Fourth Circuit (the "Appeals Court") reversed the convictions of IGC, SCA and Mr. Wilson and remanded the matter to the District Court for a new trial. On January 26, 1998 the three-judge panel denied the U.S. Attorney's petition for rehearing. On February 28, 1998 the government returned the fine that IGC had paid.

          In reversing the convictions, the Appeals Court voided regulations that defined "waters of the United States" to include intrastate wetlands that could affect interstate commerce. However the appellate decision did not foreclose a determination upon retrial that IGC's Wetlands Properties are "waters of the United States" because they are "adjacent" to "navigable waters" within the meaning of the Clean Water Act. Other courts have construed "adjacent" to mean "reasonably proximate" or "closely related." IGC's Wetlands Properties are over 9 miles from the nearest "navigable waters."

          The ultimate outcome of this litigation remains uncertain. Representatives of the U.S. Attorney's office have stated publicly that the government intends to retry the criminal case.

     Other Litigation.
     ----------------

          In 1994, SCA and IGC, as its general partner, filed two claims against Charles County, Maryland and its County Commissioners in the Maryland Tax Court, a state administrative agency, seeking compensation for school sites that SCA previously had deeded to the County. The actions seek to enforce an agreement settling litigation between the parties that was entered into in 1989 as well as rights under Charles County law. Under the terms of the settlement agreement, the County agreed to credit SCA for school sites contributed and to repay to SCA any excess school impact fees paid. IGC and SCA seek $5,500,000, equal to the fair market value of the school sites. SCA's and IGC's claims have not yet been decided by the Tax Court. Any recovery will be for the benefit of IGC and not ACPT.

          In a separate proceeding, SCA and IGC, as its general partner, filed suit in 1997 against Charles County and its County Commissioners in the Circuit Court for Charles County to enforce another provision of the 1989 settlement agreement. IGC and SCA claim that the County has failed to conduct an appropriate water and sewer connection fee study as the basis on which to set such fees for the St. Charles communities. This matter has been the subject of extensive previous litigation, and in 1992 the Circuit Court for Charles County rendered judgment in favor of SCA and IGC requiring the County to conduct an appropriate study. That decision was affirmed in 1995 by the Court of Special Appeals of Maryland. The litigation filed by SCA and IGC in 1997 seeks to enforce the prior court orders that require the County to conduct the appropriate water and sewer connection fee study, to reduce the connection fees paid prospectively in the St. Charles communities, and to obtain repayment of excess fees paid in the past. The matter has not yet been decided by the Circuit Court for Charles County. SCA has assigned its rights under the settlement agreement to ACPT. However, any damages awarded in respect of excess sewer connection fees paid prior to the Distribution would be retained by SCA.

                        IGC CONSOLIDATED FINANCIAL DATA

          The audited consolidated financial statements of IGC as of December 31, 1997 and 1996 and for the years then ended and the section captioned "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in IGC's Annual Report on Form 10-K for the year ended December 31, 1997 (the "IGC 10-K") are incorporated herein by reference. The IGC 10-K is attached as Annex 1 to this Proxy Statement/Prospectus.

          The Selected Financial and Operating Data of IGC have been derived from the consolidated financial statements of IGC incorporated herein by reference and should be read in conjunction therewith.

          The unaudited Pro Forma Consolidated Financial Data of IGC reflects IGC and its continuing businesses subsequent to the Restructuring and the Distribution as of and for the year ended December 31, 1997, as if the Restructuring and the Distribution had been completed January 1, 1997 and as if the Restructuring and the Distribution were in effect as of such date. The Pro Forma Consolidated Financial Data of IGC are unaudited and provided for informational purposes only and do not purport to be indicative of the results that actually would have been obtained if the Restructuring and the Distribution had been effected on the dates indicated or of the results that may be obtained in the future.

                    SELECTED FINANCIAL AND OPERATING DATA OF
                        INTERSTATE GENERAL COMPANY L.P.

                                                                Year Ended December 31,
                                             -------------------------------------------------------------
                                               1997        1996             1995        1994       1993
                                             ---------   --------         ---------   --------   ---------
                                                            (In thousands, except per unit amounts)
Income Statement Data

  Revenues
    Land sales (a)                           $ 13,357    $ 14,717         $ 14,824    $ 22,296   $ 13,809
    Home sales                                  7,805       9,715           10,826      20,265     21,884
    Investment in gaming
      properties                                   --           4              (78)      7,288      2,358
    Equity in earnings from
      partnerships and
      development fees                          1,494      16,530            2,647       4,941      3,279
    Apartment rental revenues                   8,737       7,577            4,642       4,538      2,113
    Management and other fees                   3,775       4,816            3,894       3,507      4,493
    Interest and other income                   1,044       1,015              945         687      1,395
                                             --------    --------         --------    --------   --------
      Total revenues                           36,212      54,374           37,700      63,522     49,331

  Provision for wetlands
    litigation expenses                         1,772         973            4,107         498         --
  Other expenses                               37,419      39,922           35,108      52,872     42,973
  Income taxes                                    606       3,634            1,452       3,511       (835)   (2)
  Net income (loss)                            (3,585)      9,845   (1)     (2,967)      6,641      7,193    (2)
  Basic net income (loss) per unit               (.35)        .95   (1)       (.29)        .65        .71    (2)
  Cash distributions per unit                      --         .11               --         .10         --

  (a) Includes sales to affiliates              3,000       9,086            3,233          --         --

Balance Sheet Data

  Assets related to
    community development                    $ 82,509    $ 83,085         $ 79,558    $ 70,061   $ 78,876
  Assets related to
    investment properties                      47,291      52,698           36,722      35,608     42,707
  Assets related to home
    building projects                           2,573       2,491            3,819       4,998      7,566
  Total assets                                145,038     148,568          132,093     123,513    140,314

  Debt related to community development
      Recourse                                 35,176      34,077           47,841      36,661     50,137
      Non-recourse                              2,295       2,153            2,034       4,268      2,762
  Debt related to investment properties
      Recourse                                    969       1,139            1,322       1,559      1,857
      Non-recourse                             39,101      39,508           22,650      22,771     22,457
  Debt related to homebuilding
      Recourse                                    159         502              981       2,398      3,320
  Total liabilities                           101,750     101,974           94,184      82,808    108,069

  Partners' equity                             43,288      46,594           37,909      40,705     32,245

        (1) Includes a $932,000 or $.09 per Unit reduction for the extraordinary item-early extinguishment of debt.
        (2) Includes a $1,500,000 or $.15 per Unit benefit for the cumulative effect of a change in accounting principle to reflect the adoption of SFAS No. 109 "Accounting for Income Taxes".


                                                     Year Ended December 31,
                                              --------------------------------------
                                               1997    1996    1995    1994    1993
                                               ----    ----    ----    ----    ----
                                              (In thousands, except per unit amounts)

Operating Data

Community Development
  Residential lots sold                         250     523     134     228     295
  Residential lots used by
    Company's homebuilding operations             5      27      25      44      91
  Residential lots used in joint
    venture operations                           21      --      --      --      --
  Residential lots transferred to
    Company's rental property operations         --      --      54      --      56
Commercial and business park
  acres sold                                     17       5      20      76      12
Undeveloped acres sold                          381      --       2      20      27

Homebuilding, all locations
  Contracts for sale, net of
    cancellations                                73      67     133     134     232
  Number of homes sold                          112     156     190     200     216
  Backlog at end of period                       58      68      92      86     152

Rental apartment units
  managed at end of period                    8,139   8,139   8,085   8,085   8,029
Units under construction                         --      --      54      --      56

QUARTERLY SUMMARY (UNAUDITED)

IGC's quarterly results are summarized as follows:

                                                                Year Ended December 31, 1997
                                                      -------------------------------------------------
                                                        1st      2nd       3rd        4th
                                                      Quarter  Quarter   Quarter    Quarter    Total
                                                      -------  --------  ---------  ---------  --------
Revenues                                              $7,387   $10,809    $ 7,174    $10,842    $36,212
Income (loss) before taxes and minority interest         415     1,763       (246)    (4,472)    (2,540)
Net income (loss) as previously reported                 255     1,798       (808)    (4,830)    (3,585)
Adjustment for Coachman's Landing (1)                     --      (576)        --        576         --
Adjustment for spin-off costs (2)                         --        --       (300)       300         --
Net income (loss) as revised                             255     1,222     (1,108)    (3,954)    (3,585)
Basic earnings per Unit as previously reported:
  Net income (loss)                                      .02       .18       (.08)      (.47)      (.35)
Basic earnings per Unit as revised:
  Net income (loss)                                      .02       .12       (.10)      (.39)      (.35)

        (1) Adjustment made in the fourth quarter for Coachman's Landing is to reverse gain recorded on sale of a portion of IGC's investment in Coachman's Landing.
        (2) Adjustment made in the fourth quarter for spin-off costs is to expense spin-off costs which were capitalized as start-up costs during the quarter.

                    INTERSTATE GENERAL COMPANY L.P. ("IGC")
               PRO FORMA CONSOLIDATED STATEMENT OF (LOSS) INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (In thousands)
                                  (Unaudited)

                                                                 RECLASSI-                                   PRO
                                                     IGC          FICATION           IGC                    FORMA
                                                 HISTORICAL       ENTRIES       RECLASSIFIED    ACPT (C)   IGC (D)
                                                 -----------   --------------   -------------   --------   --------

REVENUES
  Community development-land sales                 $13,357    $   105 (A)           $13,462    $13,165    $   297
  Homebuilding-home sales                            7,805         --                 7,805         --      7,805
  Equity in earnings from partnerships
    and developer fees                               1,494         --                 1,494      1,509        (15)
  Rental property revenues                           8,737         --                 8,737      8,737         --
  Management and other fees, substantially
    all from related entities                        3,775         --                 3,775      3,775         --
  Interest and other income                          1,044        716  (B)            1,760        943        817
                                                   -------    -------               -------    -------    -------
    Total revenues                                  36,212        821                37,033     28,129      8,904
                                                   -------    -------               -------    -------    -------

EXPENSES
  Cost of land sales                                 8,881         71  (A)            9,139      8,494        645
                                                                  187  (B)
  Cost of home sales                                 7,486        (23) (A)            7,463         --      7,463
  Selling and marketing                              1,232         --                 1,232        127      1,105
  General and administrative                         7,034         --                 7,034      6,607        427
  Interest expense                                   3,609        270  (B)            3,879      3,820         59
  Rental properties operating expense                3,597         --                 3,597      3,597         --
  Depreciation and amortization                      2,128         --                 2,128      1,850        278
  Wetlands litigation expenses                       1,772         --                 1,772         --      1,772
  Write-off of deferred project costs                    6         --                     6          6         --
  Write-off of goodwill                              1,843         --                 1,843         --      1,843
  Spin-off costs                                     1,164         --                 1,164      1,164         --
                                                   -------    -------               -------    -------    -------
    Total expenses                                  38,752        505                39,257     25,665     13,592
                                                   -------    -------               -------    -------    -------

(LOSS) INCOME BEFORE PROVISION FOR
  INCOME TAXES AND MINORITY INTEREST                (2,540)       316                (2,224)     2,464     (4,688)

PROVISION FOR INCOME TAXES                             606         --                   606        470        136
                                                   -------    -------               -------    -------    -------

(LOSS) INCOME BEFORE MINORITY INTEREST              (3,146)       316                (2,830)     1,994     (4,824)
MINORITY INTEREST                                     (439)        --                  (439)      (439)        --
                                                   -------    -------               -------    -------    -------

NET (LOSS) INCOME                                  $(3,585)   $   316               $(3,269)   $ 1,555    $(4,824)
                                                   =======    =======               =======    =======    =======

BASIC NET (LOSS) INCOME
  PER SHARE                                        $  (.35)       .03               $  (.32)   $   .30    $  (.47)
                                                   =======    =======               =======    =======    =======

WEIGHTED AVERAGE SHARES OUTSTANDING                 10,289     10,289                10,289      5,196     10,289
                                                   =======    =======               =======    =======    =======

   The accompanying notes are an integral part of this pro forma consolidated statement of income.

                    INTERSTATE GENERAL COMPANY L.P. ("IGC")
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1997
                                 (In thousands)
                                  (Unaudited)

                                     ASSETS
                                     ------


                                                                  RECLASSI-                                  PRO
                                                      IGC         FICATION          IGC                     FORMA
                                                   HISTORICAL      ENTRIES      RECLASSIFIED   ACPT (C)    IGC (D)
                                                   ----------   -------------   ------------   ---------   --------

CASH AND CASH EQUIVALENTS
  Unrestricted                                       $  2,273    $   --             $  2,273   $  2,127    $   146
  Restricted                                              508        --                  508        374        134
                                                     --------   -------             --------   --------    -------
                                                        2,781        --                2,781      2,501        280
                                                     --------   -------             --------   --------    -------

ASSETS RELATED TO COMMUNITY DEVELOPMENT
  Land and development costs
    Puerto Rico                                        32,918     1,350 (B)           34,268     34,268         --
    St. Charles, Maryland                              28,417        --               28,417     21,750      6,667
    Other United States locations                      14,698        --               14,698         --     14,698
  Notes receivable on lot sales and other,
    substantially all due from affiliates               6,476        --                6,476      5,629        847
                                                     --------   -------             --------   --------    -------
                                                       82,509     1,350               83,859     61,647     22,212
                                                     --------   -------             --------   --------    -------

ASSETS RELATED TO RENTAL PROPERTIES
  Operating properties, net                            37,829        --               37,829     37,829         --
  Investment in unconsolidated rental
    property partnerships                               8,657        --                8,657      8,657         --
  Other receivables, net                                  805        --                  805        621        184
                                                     --------   -------             --------   --------    -------
                                                       47,291        --               47,291     47,107        184
                                                     --------   -------             --------   --------    -------

ASSETS RELATED TO HOMEBUILDING
  Homebuilding construction and land                    1,914        --                1,914         --      1,914
  Investment in joint venture                             591        --                  591        591         --
  Receivables and other                                    68        --                   68         --         68
                                                     --------   -------             --------   --------    -------
                                                        2,573        --                2,573        591      1,982
                                                     --------   -------             --------   --------    -------

OTHER ASSETS
  Receivables, deferred costs regarding waste
    technology and other projects and other             8,797     6,772 (B)           15,569      2,514     13,055
  Property, plant and equipment, net                    1,087        --                1,087        448        639
                                                     --------   -------             --------   --------    -------
                                                        9,884     6,772               16,656      2,962     13,694
                                                     --------   -------             --------   --------    -------
    TOTAL ASSETS                                     $145,038    $8,122             $153,160   $114,808    $38,352
                                                     ========   =======             ========   ========    =======

   The accompanying notes are an integral part of this pro forma consolidated balance sheet.

                    INTERSTATE GENERAL COMPANY L.P. ("IGC")
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1997
                                 (In thousands)
                                  (Unaudited)


                       LIABILITIES AND PARTNERS' CAPITAL
                       ---------------------------------

                                                            RECLASSI-                              PRO
                                                 IGC        FICATION      IGC                     FORMA
                                              HISTORICAL     ENTRIES   RECLASSIFIED   ACPT (C)   IGC (D)
                                              ----------    ---------  ------------  --------   --------

LIABILITIES RELATED TO COMMUNITY
DEVELOPMENT
  Recourse debt                                 $ 35,176    $6,772 (B)     $ 41,948   $ 39,784   $ 2,164
  Non-recourse debt                                2,295        --            2,295      2,295        --
  Accounts payable, accrued liabilities
    and deferred income                            5,245        --            5,245      5,100       145
                                                --------    ------         --------   --------   -------
                                                  42,716     6,772           49,488     47,179     2,309
                                                --------    ------         --------   --------   -------

LIABILITIES RELATED TO RENTAL PROPERTIES
  Recourse debt                                      969        --              969        969        --
  Non-recourse debt                               39,101        --           39,101     39,101        --
  Accounts payable and accrued liabilities         3,331        --            3,331      2,701       630
                                                --------    ------         --------   --------   -------
                                                  43,401        --           43,401     42,771       630
                                                --------    ------         --------   --------   -------

LIABILITIES RELATED TO HOMEBUILDING
  Recourse debt                                      159        --              159         --       159
  Accounts payable, accrued liabilities
    and deferred income                            2,501        --            2,501         --     2,501
                                                --------    ------         --------   --------   -------
                                                   2,660        --            2,660         --     2,660
                                                --------    ------         --------   --------   -------

OTHER LIABILITIES
  Accounts payable and accrued liabilities         6,330        --            6,330      3,246     3,084
  Notes payable and capital leases                   615        --              615        173       442
  Accrued income tax liability-current             1,541        --            1,541      1,539         2
  Accrued income tax liability-deferred            4,487        --            4,487      4,120       367
                                                --------    ------         --------   --------   -------
                                                  12,973        --           12,973      9,078     3,895
                                                --------    ------         --------   --------   -------
    TOTAL LIABILITIES                            101,750     6,772          108,522     99,028     9,494
                                                --------    ------         --------   --------   -------

PARTNERS' CAPITAL                                 43,288     1,350 (B)       44,638     15,780    28,858
                                                --------    ------         --------   --------   -------

  TOTAL LIABILITIES AND PARTNERS'
  CAPITAL                                       $145,038    $8,122         $153,160   $114,808   $38,352
                                                ========    ======         ========   ========   =======


   The accompanying notes are an integral part of this pro forma consolidated balance sheet.

                    INTERSTATE GENERAL COMPANY L.P.("IGC")
                 NOTES TO PRO FORMA CONSOLIDATED FINANCIAL DATA



(A) Land sales occurred during the year ended December 31, 1997, as IGC's land business sold lots to its homebuilding business. Gross profit on these sales, historically eliminated in consolidation, has been included in IGC and ACPT's historical results for these periods based upon the estimated fair market value of the land (based on comparable sales to third parties).

(B) As of and during the year ended December 31, 1997, an intercompany note receivable and intercompany debt existed between IGC and LDA. Interest income and expense and the note receivable and payable amounts, historically eliminated in consolidation, have been included above in IGC's and ACPT's historical results.

(C) Reflects the registration, initiation of operations, and distribution of all Common Shares of American Community Properties Trust ("ACPT"). ACPT, which was formed on March 17, 1997, is expected to carry out the restructuring of IGC. IGC expects to transfer its principal operations to ACPT and distribute to the partners of IGC, including its Unitholders, all the Common Shares of ACPT.

(D) Column balances equal "IGC Reclassified" column balances less "ACPT" column balances. IGC's remaining operations include the U.S. homebuilding business, waste technology business, land subject to the wetlands litigation and certain other parcels of land.

                          IGC AFTER THE RESTRUCTURING

NO CHANGE IN PARTNERSHIP STRUCTURE.

          After the Restructuring, IGC will remain a publicly-traded limited partnership under the existing Partnership Agreement. No amendments to the Partnership Agreement are being made as a part of the Restructuring. IGC's executive offices are located at 222 Smallwood Village Center, St. Charles, Maryland 20602.

MANAGEMENT OF IGC.

          IGMC will continue as the managing general partner of IGC after the Restructuring, and James J. Wilson will continue as the Chairman of the Board of IGMC and the Chief Executive Officer of IGC. However, following the Distribution, no Trustee or officer of ACPT will serve as a director or officer of IGMC. Consequently, J. Michael Wilson, Thomas Wilson, Donald Blakeman, Thomas Shafer, Edwin Kelly, Paul Resnik, Eduardo Cruz Ocasio, Carlos R. Rodriguez and Francisco Arrivi Cros, who currently are directors and/or officers of IGMC and who are or will be Trustees and/or officers of ACPT will resign from their positions at IGC prior to the Distribution. Following the Distribution, the directors of IGMC, in addition to James Wilson, will be Mark Augenblick, __________, __________, and __________, and the principal executive officers of IGC will be _________, __________, and __________.

          Following the Restructuring, Mark Augenblick will serve as president and chief operating officer of IGC, and will continue to serve as a director, chairman and chief executive officer of AFH, CWT and IWT, and as a director of IGMC. Mark Augenblick presently serves as a vice chairman of IGC, as well as chairman and chief executive officer of AFH, CWT and IWT. Mr. Augenblick will receive an annual base salary of $400,000, annual directors' fees, various employment-related bonuses, and 70,000 common shares in IWT and CWT subject to forfeiture in the event of early termination of his employment contract.

DESCRIPTION OF IGC'S CONTINUING BUSINESS.

          After the Restructuring, IGC will continue to own the Retained Assets, which in management's view do not fit ACPT's business plan. These assets include the Wetlands Properties, the LDA Note, all of the shares of AFH, certain single family home lots in the Dorchester neighborhood in St. Charles, 14 acres of commercial land in St. Charles, an indirect 50% interest in Brandywine Investment Associates L.P., which owns land in Brandywine, Maryland, a 100% interest in Pomfret LLC, which owns land in Pomfret, Maryland, the Westbury land, Chastleton and Coachman's L.P. and the beneficial interest in the CWT Trust. Management of IGC believes that the Retained Assets will enable IGC to continue significant operations following the Distribution. As a result of the wetlands conviction, the Wetlands Properties were encumbered by an obligation to impose a conservation easement that would prohibit development. The easement was never recorded and the wetlands conviction was reversed. However, the matter has been remanded for a new trial and as a practical matter, the Wetlands Properties remain undevelopable until the wetlands litigation is finally resolved.

     Real Estate Development.
     -----------------------

          Brandywine

          SCA, in which IGC holds a 99% interest, owns a 50% interest in Brandywine Investment Associates L.P., a Maryland limited partnership. Brandywine Associates owns Brandywine Village, a 277 acre tract in Prince George's County, Maryland. The property currently is in the planning, engineering and approval phase, and consists of two approved comprehensive design zones that permit residential, retail commercial, office commercial and light industrial uses. The value of IGC's interest in Brandywine Village has been appraised at $8,885,000 as of June 9, 1997.

          Pomfret

          IGC holds a 100% interest in Pomfret LLC, which owns an 812 acre tract in Charles County, Maryland. The site, which currently is in the planning phase, is zoned for low density residential use, which would permit 812 one-acre home sites or up to 1,420 single family detached units with a central sewer system. The value of IGC's interest in the Pomfret land has been appraised at $3,250,000 as of December 31, 1996.

          Westbury

          IGC owns approximately 340 lots for residential use in the master planned community of Westbury in St. Mary's County, Maryland. IGC's holdings consist of 38 townhome and 54 single family lots that currently are under development, plus an additional 250 lots that have been approved for single family use that IGC anticipates will be developed over the next several years. The value of IGC's interest in 51 of the Phase II single family lots has been appraised at $210,000 as of May 20, 1997.

          St. Charles Commercial Land

          IGC owns an approximately 14 acre parcel adjacent to the St. Charles Towne Center that is currently zoned for commercial development. The parcel has been appraised as having a gross retail value of $ 4,214,000 as of December 31, 1996.

          Dorchester

          IGC owns 26 single family home lots in the Dorchester neighborhood of St. Charles. The lots have been appraised at $48,000 per lot as of December 31, 1996.

          Wetlands Properties

          As a result of the wetlands conviction, the Wetlands Properties were encumbered by an obligation to impose a conservation easement that would prohibit development. The easement was never recorded and the wetlands conviction was reversed. However, pending final resolution of the wetlands litigation, as a practical matter, the Wetlands Properties may not be developed. The Wetlands Properties include the Towne Center South land in St. Charles, which prior to the wetlands litigation was held by IGC for commercial development.

     Interstate Waste Technologies; CWT Trust.
     ----------------------------------------

          Following the Distribution, IGC plans to continue the development and expansion of the waste treatment facility development business currently conducted by IWT. All of the outstanding stock of IWT and of CWT will be contributed to the CWT Trust. Before contributing CWT and IWT to the CWT Trust, IGC will capitalize these entities with (i) a third party note receivable in the amount of $1.06 million resulting from the sale by IGC of 53 single family lots in the Montclair neighborhood of Prince William County, Virginia, (ii) 77 townhome lots in the Montclair neighborhood with an estimated value of $700,000 to $1 million, and (iii) $1 million of cash. IGC's objective is to establish the waste treatment business in a single viable operating company that can be sold or spun off as a separate company to IGC Unitholders in the future. CWT has been invited by the government of the Caribbean nation of St. Maarten to submit a proposal for the development of a waste treatment facility that would use IWT's innovative waste disposal and conversion technology.

     American Family Homes.
     ---------------------

          Management of IGC intends to seek a buyer, merger candidate or strategic investing partner for AFH. However, there can be no assurance that any such transaction will be consummated on terms acceptable to IGC. In the interim, AFH will continue its homebuilding activities in Virginia, North Carolina and South Carolina.

LISTING OF IGC UNITS.

          Management of IGC believes that the assets retained by IGC after the Distribution will enable IGC to continue significant operations, and permit the continued listing of the IGC Units on the AMEX and the PSE. The AMEX has considered the matter and advised that following the Restructuring it expects the IGC Units to meet the criteria for continued AMEX listing. To increase the post-Restructuring trading price of IGC Units immediately following the Distribution, IGC will implement a 1 for 5 reverse Unit split.

CREDITORS RIGHTS.

          If, in a lawsuit by an unpaid creditor or representative of creditors of IGC, such as a trustee in bankruptcy, a court were to find that, at the time IGC made the Distribution, IGC (i) was insolvent, (ii) was rendered insolvent by reason of the Distribution, (iii) was engaged in a business or transaction for which IGC's assets constituted unreasonably small capital, or (iv) intended to incur, or believed that it would incur, obligations beyond its ability to pay such obligations as they matured, such court could void the Distribution as a fraudulent transfer or conveyance and require recipients of Common Shares to return them (or equivalent amounts) to IGC or to a fund for the benefit of its creditors.

          As described below, IGC's management believes that following the Distribution IGC will be solvent, will have sufficient capital for carrying on its business and will be able to pay its obligations, including those related to the wetlands litigation, as they become due. There can be no assurance, however, that a court would value IGC's assets on the same basis to determine whether IGC was insolvent at the time of, or after giving effect to, the Distribution, or that, regardless of the method of valuation, a court would not determine that IGC was insolvent at such time, that it was engaged in a business for which its remaining assets constituted unreasonably small capital or that IGC was generally unable to pay its obligations as they became due.

          In addition, the Delaware Act prohibits limited partnerships from making distributions to limited partners to the extent that, after giving effect to such distribution, certain liabilities of the partnership exceed the fair value of its assets. The Delaware Act further provides that recipients of a distribution who knew at the time of such distribution that such distribution violated the Delaware Act are liable to the partnership for the amount of the distribution. However, limited partners receiving an unlawful distribution who were unaware at the time of such distribution that it was unlawful are not liable to the partnership. IGC's management believes that after giving effect to the Distribution, IGC's liabilities will not exceed the fair value of its assets and therefore that the Distribution will not violate the Delaware Act.

                               MANAGEMENT OF ACPT

ACPT BOARD OF TRUSTEES.

          The business and affairs of ACPT will be managed under the direction of the Board of Trustees. At the effective time of the Restructuring, the Board of Trustees will have four members, all of whom will be persons who will be employees of ACPT or a member of the Wilson Family. In addition, [three] other persons who will not be employees of ACPT or any affiliated company or a member of the Wilson Family have agreed to serve as Trustees beginning immediately after the completion of the Restructuring.

          Pursuant to the terms of the Declaration of Trust, the Trustees are divided into three classes. One class will hold office initially for a term expiring at the annual meeting of Shareholders to be held in 1999, a second class will hold office initially for a term expiring at the annual meeting of Shareholders to be held in 2000, and a third class will hold office initially for a term expiring at the annual meeting of Shareholders to be held in 2001.
At each annual meeting of Shareholders, the successors to the class of Trustees whose terms expire at that meeting will be elected to hold office for a term continuing until the annual meeting of Shareholders held in the third year following the year of their election and the election and qualification of their successors. See "Certain Provisions of Maryland Law and ACPT's Declaration of Trust and Bylaws."

ACPT TRUSTEES AND EXECUTIVE OFFICERS.

          The following table sets forth certain information with respect to the persons who will be the Trustees and the executive officers of ACPT at the effective time of the Restructuring and the persons who have agreed to serve as Trustees immediately following the completion of the Restructuring. Additional biographical information follows the table. All executive officers are elected by the Board of Trustees and may be removed, with or without cause, at the discretion of the Board of Trustees.

NAME                       AGE            POSITION             TERM EXPIRES
----                       ---            --------             ------------
J. Michael Wilson           32   Trustee, Chairman and
                                 Chief Executive Officer
Edwin L. Kelly              56   Trustee, President and
                                 Chief Operating Officer
Francisco Arrivi Cros       52   Trustee, Executive Vice
                                 President and Treasurer
Donald G. Blakeman          65   Trustee(1)
Thomas Shafer               68   Trustee(1)
Thomas B. Wilson            35   Trustee
Paul A. Resnik              50   Senior Vice President
Eduardo Cruz Ocasio         52   Vice President and
                                 Assistant Secretary

_______________________________

(1)  To become Trustees immediately following completion of the Restructuring.


          J. MICHAEL WILSON has been a Director of IGMC since December 1996 and in January 1997 was named its Vice Chairman, Chief Financial Officer and Secretary, and Chief Financial Officer of IGC. He has been President and Chief Operating Officer of IBC since 1994 and a Director since 1991. He served as Vice President of IBC from 1991 to 1994. He has been a director of Wilson Securities Corporation since 1991, and President since March 1996. He was Vice President of Wilson Securities Corporation from 1991 to 1996. He has been Vice President of IWT since 1994. He served as Real Estate Finance Division Loan Administrator for Chase Manhattan Bank in New York from 1989 to 1991. He graduated from Manhattan College, New York with a degree in Business Finance in 1989.

          EDWIN L. KELLY was named President and Chief Operating Officer of IGMC and IGC in January 1997. He previously served as Senior Vice President and Treasurer of IGC and Senior Vice President of IGMC since their formation in 1986. He has served in various executive positions with IGC and its predecessor companies since 1974, including as a Director of IGMC from 1986 to present. Prior to joining Interstate, he was a manager in the Consulting Division of Arthur Andersen & Co.

          FRANCISCO ARRIVI CROS was Senior Vice President of IGC from 1990 to 1996 and since 1997 has been Executive Vice President of IGC. He was named as a director of IGMC in April 1997. He also has served as President of IGP since 1996. Before joining IGC, he was Vice President of The Chase Manhattan Bank N.A. in Puerto Rico from 1977 to 1990, and manager of its Real Estate Finance Division from 1985 to 1990.

          DONALD G. BLAKEMAN has been a Director of IGMC since its inception in 1986. He served as Executive Vice President of IGMC and IGC from 1986 to 1996. He was Secretary of IGMC from 1990 to 1995. He served in various executive positions with IGC and its predecessor companies from 1968 to 1996. He was named President of Equus and Equus Management Company ("EMC") in January 1996, and in connection with those roles he resigned as an officer of IGC in August 1996. He has served as a Director of EMC since its formation in 1994.

          THOMAS SHAFER is a registered Professional Engineer specializing in real estate evaluation and land development. He was a partner of Whitman, Requardt and Associates, LLP ("Whitman Requardt"), an engineering and architectural firm, since 1976 and its managing partner since 1989. He retired from the Whitman, Requardt firm effective December 31, 1997. Mr. Shafer serves on the Business Advisory Committee of Mayor Kurt Schmoke of Baltimore and as the President and Chairman of the Board of the Charles Village Community Benefits District and the Charles Village Community Foundation, Inc. Mr. Shafer is a member of the Urban Land Institute, the National Society of Professional Engineers and the American Water Works Association. His firm has provided engineering services to IGC in connection with the St. Charles development for thirty years.

          THOMAS B. WILSON has been a Director of IGMC since December 1995. He has been a Vice President of IBC since 1994. Since 1994, he has been President of El Comandante Operating Company, Inc. ("ECOC"), which leases El Comandante Race Track in Puerto Rico from a subsidiary of Equus.

          PAUL A. RESNIK has been Senior Vice President of IGC since 1993 and Vice President of IGMC since 1989. He served as Vice President of IGC from 1987 to 1993. From 1986 to 1987 he was Vice President of Multi-Management, Inc., a property management and real estate development company in Cleveland, Ohio.
From 1978 to 1986 he was General Manager of Naiman Development Company, a developer of commercial properties and property management company in Cleveland, Ohio.

          EDUARDO CRUZ OCASIO has been Vice President and Assistant Secretary of IGMC since June of 1997. He has also been Vice President of IGC since 1991 and Assistant Treasurer since 1987. He has served in various positions with IGC and its predecessor companies since 1971, including Comptroller of IGP from 1977-1990.

COMMITTEES OF THE ACPT BOARD OF TRUSTEES.

          Following the Restructuring, the Board of Trustees will have the following committees:

     Audit Committee.
     ---------------

          The Audit Committee will consist of no fewer than two members, each of whom will be an Independent Trustee. The responsibilities of the Audit Committee will include making recommendations concerning the engagement of independent public accountants, reviewing with the independent public accountants the plans for and results of the annual audit engagement, approval of any other professional services provided by the independent public accountants, approval of the fees paid to the independent public accountants for audit and non-audit services, and periodically reviewing, with the assistance of the independent public accountants, the adequacy of ACPT's internal accounting controls.

     Compensation Committee.
     ----------------------

          The Compensation Committee will consist of no fewer than two members, each of whom will be an Independent Trustee. The Compensation Committee will be responsible for the administration of the Share Incentive Plan and for approving the compensation of the executive officers of ACPT.

     Nominating Committee.
     --------------------

          The Board of Trustees does not have a standing committee for the recommendation of nominees for election to the Board of Trustees. This function is performed by the entire Board of Trustees.

COMPENSATION OF ACPT TRUSTEES.

          Trustees that will not receive salaries from ACPT will receive directors' fees established by the Board of Trustees. Initially, these Trustees will be compensated at a rate of $5,000 per quarter, $1,400 per meeting and out of pocket travel reimbursements for meeting attendance. Trustees who are not employees of ACPT also are eligible to receive Share-based incentive compensation under the Trustees Share Plan described below.

EXECUTIVE COMPENSATION.

          The following table sets forth the estimated annualized base salary expected to be paid following the Restructuring to each of ACPT's executive officers:

          NAME                     POSITION               ESTIMATED ANNUAL
                                                          BASE SALARY

J. Michael Wilson          Chairman, Chief Executive            $ 90,000
                           Officer
Edwin L. Kelly             President, Chief                     $275,000
                           Operating
                           Officer
Francisco Arrivi Cros      Executive Vice President,            $275,000
                           Treasurer
Paul Resnik                Senior Vice President                $200,000
Eduardo Cruz Ocasio        Vice President                       $104,000
                           All Executive Officers
                           as a Group                           $944,000

Subsequent to completion of the Restructuring ACPT intends to adopt one or more incentive plans for its key employees in addition to the Share Incentive Plan described below.

EMPLOYMENT AGREEMENTS.

          Each of Messrs. Kelly, Arrivi and Resnik will enter into an employment agreement (the "Employment Agreements") with American Management to become effective on the date of the Distribution. The Employment Agreement of Messrs. Kelly and Arrivi will replace employment agreements that they currently have with IGC. Pursuant to the Employment Agreements, Mr. Kelly will serve as President and Chief Operating Officer and will be paid an annual base salary of $275,000, Mr. Arrivi will serve as Executive Vice President and will be paid an annual base salary of $275,000, and Mr. Resnik will serve as Senior Vice President and will be paid an annual base salary of $200,000. The Employment Agreements will provide for salary raises at the discretion of the Board of Trustees. Each of the Employment Agreements is annually renewable by the Board of Trustees.

          Under the terms of the Employment Agreements, if the executive's employment with American Management is terminated by American Management other than for "cause" (as defined in the Employment Agreement), or is terminated by the executive for "good reason" (as defined in the Employment Agreement) the terminated executive will be entitled to continue to receive his base salary for months following the date of termination. The Employment Agreement also provides for payment to the covered executive of severance compensation in an
amount equal to     months base salary if within two years of any "change in
control" (as defined in the Employment Agreement) the covered executive is terminated by American Management for any reason or voluntarily resigns.

SHARE INCENTIVE PLANS.

          ACPT has adopted the 1997 Share Incentive Plan (the "Share Incentive Plan") and the 1997 Trustee Share Incentive Plan (the "Trustee Share Plan") to provide for Common Share-based incentive compensation for officers, key employees and Trustees. The Share Incentive Plan and the Trustee Share Plan will be substantially similar to the existing plans of IGC. The summaries of the Share Incentive Plan and Trustee Share Plan set forth below are qualified in their entirety by reference to the text of the Plans, copies of which have been filed as exhibits to the Registration Statement of which this Proxy Statement/Prospectus is a part.

     Employee Plan.
     -------------

          Under the Share Incentive Plan, the Compensation Committee of the Board of Trustees may grant to key employees the following types of Share-based incentive compensation awards ("Awards"): (i) options to purchase a specified number of Common Shares ("ACPT Options"), (ii) forfeitable Common Shares that vest upon the occurrence of certain vesting criteria ("Restricted Shares"), or
(iii) Share Appreciation Rights ("ACPT Rights") that entitle the holder to receive upon exercise an amount payable in cash, Common Shares or other property (or any combination of the foregoing) equal to the difference between the market
value of Common Shares and a base price fixed on the date of grant.   A total of
208,000 Common Shares has been reserved for issuance under the Share Incentive Plan.

          The Share Incentive Plan authorizes the Compensation Committee to determine the exercise price and manner of payment for ACPT Options and the base price for ACPT Rights. The Compensation Committee also is authorized to determine the duration and vesting criteria for Awards, including whether vesting will be accelerated upon a change in control of ACPT.

          Rights of key employees under Awards are not transferable other than to immediate family members or by will or the laws of intestate succession.

     Trustees Plan.
     -------------

          The Trustee Share Plan authorizes the Board of Trustees, in its discretion, to grant to eligible Trustees Awards of the same types and terms of Awards as provided under the Share Incentive Plan. Only Trustees who are not employees of ACPT or any affiliated company are eligible to receive Awards under the Trustee Share Plan. A total of 52,000 Common Shares have been reserved for issuance under the Trustee Share Plan.

TREATMENT OF IGC OPTIONS AND UNIT APPRECIATION RIGHTS.

          In connection with the Distribution, holders of options to purchase IGC Units ("IGC Options") which have been awarded prior to the Distribution Date, whether or not such IGC Options have vested, will receive ACPT Options to purchase one Common Share for every two IGC Options. Likewise, holders of IGC Unit Appreciation Rights ("IGC Rights") awarded prior to the Distribution Date, whether vested or not, will receive one ACPT Right for every two IGC Rights. Holders of IGC Rights or Options will not be required to pay any additional consideration for, and will not be required to surrender or exchange their IGC Rights or Options to obtain such ACPT Rights or Options. Any ACPT Options or Rights issued in respect of IGC Options or Rights that have not vested at the time of the Distribution will vest at the same time as the corresponding IGC Options or Rights.

          Consequently, the following Trustees and officers of ACPT who currently hold IGC Options or Rights will be issued the following number of ACPT Options or Rights in connection with the Distribution: Francisco Arrivi Cros -- 10,000 ACPT Options and 90,000 ACPT Rights; Paul Resnik -- 50,000 ACPT Rights; and Edwin L. Kelly -- 40,000 ACPT Rights.

          The exercise price for each such ACPT Option, or the base price for each such ACPT Right, as the case may be, will be equal to (a) the exercise price of the IGC Options or base price of the IGC Rights in respect of which such ACPT Options or Rights were issued, multiplied by (b) the percentage obtained by dividing (i) the average closing price of Common Shares on the AMEX for the 20 trading days immediately following, but not including, the Distribution Date (the "ACPT Average") by (ii) the sum of (A) the ACPT Average and (B) the average closing sale price of IGC Units on the principal exchange on which they are traded, or, if not traded on an exchange, in the over-the-counter market, for the 20 trading days immediately following, but not including, the Distribution Date (the "IGC Average") multiplied by two. In addition, the exercise price or base price of each such IGC Option or Right will be adjusted to equal (a) such exercise price or base price, multiplied by (b) the percentage obtained by dividing (i) two times the IGC Average by (ii) the sum of (A) two times the IGC Average and (B) the ACPT Average.

          The costs associated with the adjusted IGC Rights and Options following the Distribution will continue to be borne by IGC, and the cost associated with the ACPT Rights and Options issued will be borne by ACPT.

RETIREMENT PLANS.

          In connection with the Restructuring, all of the current employees of IGC (except employees of AFH, IWT, CWT, Mark Augenblick and James J. Wilson) will become employees of American Management. American Management will continue and assume all of IGC's obligations under the retirement savings plan currently maintained by IGC (the "Retirement Plan"). Employees are generally eligible to participate when they complete one year of service. The Retirement Plan is a defined contribution plan which provides for contributions by American Management for the accounts of eligible employees in amounts equal to 4% of base salaries and wages not in excess of the U.S. Social Security taxable wage base, and 8% of salaries (limited to $150,000) that exceeded that wage base. Eligible employees also may make voluntary contributions to their accounts and self-direct the investment of their account balances in various investment funds that may be selected under the plan.


                           OWNERSHIP OF COMMON SHARES

          The following table sets forth certain information with regard to the beneficial ownership of IGC Units as of March 1, 1998 and the projected beneficial ownership of Common Shares after giving effect to the Restructuring based on beneficial ownership of IGC Units as of March 1, 1998, by: (i) each person who beneficially owns more than 5% of the outstanding IGC Units or would beneficially own more than 5% of the outstanding Common Shares, (ii) each Trustee and each named executive officer of ACPT, (iii) each director and named executive officer of IGMC, (iv) all Trustees and executive officers of ACPT as a group and (v) all directors and executive officers of IGMC as a group. Except as otherwise indicated, each person named in the table will have sole voting and sole investment power with respect to all of the Common Shares shown as beneficially owned by such person.

                                                       Beneficial Ownership   (1)
                                                  ------------------------------------
                                                  Number of     Number of
Name of Beneficial Owner                          IGC Units   Common Shares    Percent
------------------------                          ---------   -------------   ---------
J. Michael Wilson (2)                               215,495          107,748      2.08
Edwin L. Kelly                                      111,214           55,607      1.07
Francisco Arrivi Cros (3)                            10,000            5,000   *
Donald G. Blakeman                                  377,389          188,695      3.64
Thomas Shafer                                             -                -   *
Thomas B. Wilson                                    172,795           86,398      1.67
Paul Resnik                                          10,000            5,000   *
Eduardo Cruz Ocasio                                       -                -   *
All Trustees and executive officers of ACPT         896,893          448,448      8.62
as a group (8 persons) (2) (3)
Mark Augenblick                                           -                -   *
James J. Wilson (4)                                  30,579           15,290   *
Joel H. Cowan                                        40,256           20,128   *
All Directors and executive officers of IGMC
as a group (11 persons) (2) (3)                     967,728          483,866      9.31
Bessemer Interstate Corporation
245 Peachtree Center Avenue #804
Atlanta, GA 30303                                   522,208          261,104      5.02
Interstate Business Corporation
222 Smallwood Village Center
St. Charles, MD 20602                             3,080,515        1,540,258     29.62
Wilson Securities Corporation
222 Smallwood Village Center
St. Charles, MD 20602                             1,172,203          586,102     11.27
__________________________

*  less than 1%

(1) The beneficial ownership of IGC Units and Common Shares is determined on the basis of IGC Units directly and indirectly owned by directors and executive officers of IGMC and Trustees and executive officers of ACPT and IGC Units to be issued to such persons under options which are exercisable within the next 60 days. The percentage of ownership is based on the aggregate number of IGC Units outstanding as of December 31, 1997, plus all IGC Units issuable upon exercise of options within the next 60 days, for a total of 10,354,185. At a distribution ratio of one to two, the number of Common Shares expected to be outstanding immediately following the Distribution is approximately 5,200,000. The total number of outstanding ACPT shares does not reflect the results of the Private Offering.

(2) Includes 42,700 IGC Units (.42%) attributable to IGC Units held by the Wilson Family Limited Partnership, a partnership for which J. Michael Wilson serves as a general partner.

(3) Includes IGC Units subject to options exercisable under the IGC Employees Plans of 10,000 for Francisco Arrivi Cros.

(4)  Includes 100 IGC Units (0%) held by his wife, Barbara A. Wilson.

                       TRANSACTIONS WITH RELATED PARTIES

CONSULTING AGREEMENT.

          American Management will enter into a consulting and retirement compensation agreement with IGC's founder and Chief Executive Officer, James J. Wilson, to become effective on the date of the Restructuring (the "Consulting Agreement"). The Consulting Agreement will provide for annual cash payments during the first two years of $500,000 and annual cash payments for eight years thereafter of $200,000. However, if Mr. Wilson dies or ACPT is sold during the term of the Consulting Agreement, the agreement provides for a lump sum payment equal to the lesser of $400,000 or the aggregate of annual payments then payable under the agreement. During the Consulting Agreement term, Mr. Wilson will remain available to provide consulting services requested from time to time by the Board of Trustees. Pursuant to the Consulting Agreement, American Management will reimburse the reasonable costs and expenses incurred by Mr. Wilson in providing requested consulting services. The Consulting Agreement would remain in effect in the event that Mr. Wilson is convicted of any charges related to the wetlands litigation. Mr. Wilson is the father of J. Michael Wilson and Thomas B. Wilson.

BANC ONE FINANCING.

          On September 19, 1997, IGC refinanced substantially all of its U.S. land development recourse indebtedness pursuant to a Master Loan Agreement dated August 1, 1997 by and among IGC, ACPT, St. Charles Community LLC and Banc One. To date approximately $14 million in proceeds of this $20 million facility were used as follows: $6.8 million to satisfy existing indebtedness to NationsBank, $1.7 million to pay Puerto Rico income tax, $2.5 million for various accounts payable, and $3 million to pay in full the wetlands fine. In addition, the Banc One facility provides for up to $4 million in community development financing for Fairway Village, and $2 million for payment of wetlands remediation expenses.

          The loan bears interest at prime plus 2.5% and requires semi-annual principal payments of $1 million during the first year and $1.5 million thereafter until maturity at the end of the seventh year. The loan is secured by substantially all of IGC's assets, excluding (with the exception of one 14 acre land parcel in St. Charles) the assets that will remain in IGC following the Restructuring. During the first 3 years of the loan, Banc One is generally entitled to receive 50% of the net sales proceeds of any collateral as a mandatory principal curtailment with the percentages increasing to 60% in years 4 and 5, 70% in year 6, and 80% in year 7. The loan with Banc One requires additional interest payments on each annual anniversary date. The amount due is 1% of the outstanding balance in 1998 and 1999, and increases 1/2% each year thereafter, through 2003.

          In connection with the loan, IGC granted Banc One an option to purchase 150,000 IGC Units at an exercise price of $3.0016 per unit. During any year that the loan remains outstanding, IGC is required to grant Banc One 75,000 additional options with an exercise price equal to the lesser of the Strike Price or the market price on the date of grant.

          Following the Restructuring, and upon approval of Banc One, ACPT will assume the obligation to grant options. IGC will remain liable to Banc One for outstanding indebtedness but will be released from its other covenant obligations. Pursuant to the Service Agreement, ACPT will indemnify and hold harmless IGC from any liability under the Banc One loan.

JOINT LITIGATION WITH CHARLES COUNTY.

          In connection with the land transfers, SCA has assigned to ACPT its rights under the 1989 settlement agreement with Charles County. However, with respect to pending litigation to enforce the settlement agreement, SCA has retained its claim for any monetary damages for excess sewer connection fees and impact fees paid prior to the Distribution that may be awarded as a result of such litigation. See "Legal Proceedings -- IGC -- Other Litigation."

SERVICES OF WHITMAN, REQUARDT.

          Whitman, Requardt, an engineering and consulting firm of which Thomas Shafer recently retired as the managing partner, has regularly performed engineering, surveying, inspection and environmental assessment services for IGC and its predecessors with respect to the St. Charles land assets for over 30 years and will continue to provide such services for ACPT following the Restructuring. Mr. Shafer will become a Trustee of ACPT upon completion of the Distribution. Whitman, Requardt has charged IGC $300,000 for services performed in 1997, and as of March 15, 1998, IGC owes Whitman, Requardt $137,000 for services rendered. Following the Distribution ACPT will assume any outstanding amounts payable to Whitman, Requardt.

NATIONSBANK LETTER OF CREDIT.

          NationsBank has issued in the name of IGC a standby letter of credit in the face amount of $4.2 million which serves as collateral for municipal bonds in the principal amount of $4.2 million issued by a District of Columbia agency that finance the Chastleton Apartments. IGC's obligations under the letter of credit are secured by an assignment of certain notes payable by Brandywine Investment Associates L.P. and by IGP's partnership interests in three Puerto Rico Apartment Partnerships. Additional collateral has been provided by IBC and IBC has undertaken to replace the NationsBank letter of credit with a letter of credit secured only by assets of IBC.

PAYMENTS TO IBC FOR SERVICES PROVIDED BY J. MICHAEL WILSON.

          J. Michael Wilson, the Chairman of ACPT and President of IBC, will remain on the payroll of IBC following the Restructuring. ACPT will reimburse IBC for one half of Mr. Wilson's salary, up to $90,000, plus the amount of related costs, including FICA and FUTA taxes, incident to such salary.

OTHER TRANSACTIONS.

          For a description of other related party transactions involving ACPT, see Note 9 to the Combined Historical Financial Statements of ACPP.

          Management believes that the terms of the transactions described under the caption "Transactions with Related Parties" are at least as favorable to ACPT and IGC as those generally available for substantially comparable transactions between unrelated parties.


                           INCOME TAX CONSIDERATIONS

FEDERAL INCOME TAX CONSIDERATIONS.

          This "Federal Income Tax Considerations" section summarizes the material federal income tax considerations applicable to the Distribution, holding and disposition of Common Shares and the possible Liquidation of IGC. This discussion is not a complete analysis of all the tax considerations and, in particular, does not address all aspects of taxation that may be relevant to certain types of Shareholders subject to special treatment under federal income tax laws (for example, life insurance companies, certain tax exempt organizations, financial institutions, foreign corporations, and non-resident alien individuals). This discussion and the discussions that follow relating to certain State and Puerto Rico tax considerations do not address the tax considerations applicable to (1) the Asset Transfers, (2) the issuance, holding, or disposition of American Rental Preferred Shares, (3) the issuance, holding, or disposition of ACPT Preferred Shares under the Private Offering, or (4) the exchange of limited partnership interests held by investors in the U.S. Apartment Partnerships or the Puerto Rico Apartment Partnerships for limited partnership interests in American Housing or IGP pursuant to the Exchange Offer. This discussion also does not address foreign tax laws or any United States federal, state, or Puerto Rico tax laws other than those pertaining to income tax. This discussion assumes that the Shareholders will hold their Units and the Common Shares as capital assets within the meaning of Section 1221 of the Code. Except as noted, the discussion further assumes that Shareholders will not be Puerto Rico resident individuals, entities organized under the laws of Puerto Rico, persons engaged in a trade or business in Puerto Rico or trusts resident in Puerto Rico (a "Puerto Rico Shareholder"). PROSPECTIVE SHAREHOLDERS ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THE DISTRIBUTION, HOLDING AND DISPOSITION OF COMMON SHARES.

          No rulings have been requested from the IRS with respect to the matters discussed in this section. Counsel's opinion with respect to federal income tax matters is contained in a letter to ACPT dated ____, 1998 ("Counsel's Tax Opinion") which is filed as an Exhibit to the Registration Statement of which this Proxy Statement/Prospectus is a part. All references to Counsel's opinion on any federal income tax matter expressed in this Proxy Statement/Prospectus is subject to the qualifications, assumptions, and representations set forth in Counsel's Tax Opinion, and is expressly conditioned on the representations made by the Trustees of ACPT in a letter to Counsel dated _______ (the "Trustee Letter") and the representations made by the general partner of IGC in a letter to Counsel dated ______ (the "IGC Letter").

          All computations, projections, estimates, and forecasts, including all estimates and computations of the amount and character of income, gain, loss, or deduction, and any underlying estimation or computation of tax basis and value, have been furnished to Counsel by IGC. Counsel has not independently reviewed these computations or the underlying projections, estimates, and forecasts upon which they are based.

          Counsel has assisted in the preparation of, and has reviewed, the discussion in this "Federal Income Tax Considerations" section. Counsel is of the opinion that the discussion in this "Federal Income Tax Considerations" section fairly summarizes the federal income tax considerations that are likely to be material to a Shareholder. Although the opinion of Counsel represents Counsel's best judgement as to the matters discussed herein, it does not bind the IRS or in any way constitute an assurance that the federal income tax consequences described herein will be followed by the IRS. Counsel expresses no opinion on the discussion contained in "Income Tax Considerations -- Certain State Income Tax and Puerto Rico Income Tax Considerations -- Certain State Tax Considerations" or "Income Tax Considerations -- Certain State Income Tax and Puerto Rico Income Tax Considerations -- Certain Puerto Rico Income Tax Considerations."

          The summary of federal income tax consequences is based on the provisions of the Code, the United States Department of the Treasury regulations (the "Regulations"), published rulings of the IRS and judicial decisions as currently in effect, all of which are subject to change and could be applied retroactively at any time. Particularly, the Taxpayer Relief Act of 1997 (Pub.
L. 105-34) ("1997 Act") made significant changes to the Code, including changes relating to the treatment of partnerships and REITs. It may be some time before Regulations or other formal guidance is issued under the 1997 Act. Such Regulations could interpret the relevant law in a manner that is contrary to this discussion or contrary to the opinion of Counsel and such interpretation could be applied retroactively. In addition, President Clinton has made several legislative proposals relating to REITs as part of the revenue provisions contained in the President's Fiscal Year 1999 Budget Proposal which, as discussed below, could have a significant negative impact on the proposed transactions. Bills containing a version of at least one of these REIT proposals have been introduced in both the House of Representatives and the Senate. It is possible that issues relating to qualification as a REIT will be the subject of significant legislative and administrative activity in the near future.

          All references in this "Federal Income Tax Considerations" section to Puerto Rico law or the treatment of ACPT and IGP Group under Puerto Rico law, including, without limitation, references to the treatment for Puerto Rico income tax purposes, are based on the discussion under "Income Tax Considerations -- Certain State Income Tax and Puerto Rico Income Tax Considerations -- Certain Puerto Rico Income Tax Considerations" and the opinion of Puerto Rico Counsel described therein.

FEDERAL INCOME TAX CLASSIFICATION OF IGC.

          IGC is a Delaware limited partnership. The initial public offering of IGC Units was completed in February 1987. The basic source of criteria for classification of an entity for federal tax purposes is Sections 301.7701-1 through 301.7701-4 of the Regulations. Under the Regulations, business entities such as IGC that have been in existence prior to 1997 generally retain the same classification that they claimed under the former Regulations that were in effect prior to 1997, unless they elect otherwise. Thus, IGC will retain its partnership status so long as it does not elect to be treated as an association taxable as a corporation and so long as it is not a "publicly traded partnership" that is taxed as a corporation under Code Section 7704. Even if it satisfies the other requirements to be treated as a partnership, an organization generally will be taxed as a corporation if it is a "publicly traded partnership." A partnership is publicly traded if, among other things, its interests are traded on an established securities market.

          As discussed below, if the Distribution occurs at a time when IGC is treated as a corporation for tax purposes, the Distribution will result in significant adverse tax consequences to IGC and the Unitholders. It is possible that the determination of whether IGC will be treated as a corporation as of January 1, 1998, will not be certain until after the Distribution and it is also possible that the Distribution could adversely affect the determination of whether IGC will be treated as a corporation as of January 1, 1998, because the Distribution will remove a potential source of a significant amount of gross income of the type that would allow IGC to qualify for an exception from the general rule that publicly traded partnerships are taxed as corporations.

          Entities such as IGC that were publicly traded partnerships on December 17, 1987 ("Existing Partnerships") were not subject to the general rules for treatment as a corporation under Code Section 7704 until taxable years beginning after December 31, 1997. The 1997 Act generally permitted an Existing Partnership to make an irrevocable election ("Electing Existing Partnership") to continue to avoid treatment as a corporation (even if it did not qualify for the exception for partnerships with passive-type income, described below) if the Electing Existing Partnership consented to, and paid, a tax equal to 3.5% of its gross income for the taxable year from the active conduct of trades or businesses of the Electing Existing Partnership. This tax generally is treated as an income tax, but no credit is available to any partner for federal income tax purposes. For purposes of computing the gross income subject to this tax, the Electing Existing Partnership must include its distributive share of the gross income of any lower-tier partnership from the active conduct of trades of businesses of such other partnership.

          The general rule that publicly traded partnerships are taxed as corporations does not apply to a publicly traded partnership for a taxable year if at least 90% of the organization's gross income for such taxable year (and all prior taxable years) constitutes "qualifying income." Qualifying income includes interest, dividends, "real property rents," gain from the sale or other disposition of real property (including property held for sale and other property described in Code Section 1221(1)), certain income derived in connection with certain natural resources, and gain from the sale or disposition of a capital asset (or property described in Code Section 1231(b) held for the production of qualifying income). Qualifying income generally includes income that qualifies under the regulated investment company or REIT qualification rules (see "-- Federal Income Tax Classification of American Rental -- 95% Gross Income Test"). However, the term "real property rents" (see "-- Federal Income Tax Classification of American Rental --75% Gross Income Test") is expanded by removing the independent contractor requirements for certain services provided to tenants and limiting the application of certain constructive ownership provisions by adding a 5% ownership "floor" to certain constructive ownership rules that generally apply to all partners and their partnerships. Qualifying income does not include interest derived in the conduct of a financial or insurance business or any interest that would not constitute qualifying income for purposes of the REIT qualification rules.

          Current estimates of IGC's income for the first quarter of 1998 indicate that less than 90% of IGC's gross income for that period will constitute qualifying income. After the Distribution, it is unlikely that IGC will have sufficient amounts of gross qualifying income to have a significant effect on this computation. IGC has represented that it will closely monitor the amount and character of IGC's gross income and will take necessary steps, including transferring certain assets that generate non-qualifying income to corporate entities, in order to increase the percentage of IGC's gross income that constitutes qualifying income. In addition, the Restructuring is contingent upon the management of IGC determining that IGC will be classified as a partnership for federal tax purposes for 1998. See "the Special Meeting -- Recommendation of the Board of Directors of IGMC." However, there can be no assurances that these efforts will be successful or that IGC will generate sufficient amounts of qualifying income relative to non-qualifying income to meet the "90% qualifying income" exemption from the general treatment of publicly held partnerships as corporations.

          Some of the steps that IGC has taken or expects to take in order to reduce its non-qualifying gross income include: (1) transferring an interest in IGP to IGP Group and amending the partnership agreement of IGP to specially allocate certain non-qualifying management fee income to IGP Group; (2) further amending the IGP Partnership Agreement to transfer IGC's interests in certain Puerto Rico Apartment Partnerships that are generating non-qualifying rents from personal property to IGP Group; (3) entering into certain sale and leaseback arrangements with respect to personal property on behalf of certain U.S. Apartment Partnerships that IGC expects will result in a decrease in non-qualifying rents from such personal property that will then be subleased to tenants; and (4) taking other steps to reduce non-qualifying income such as transferring assets that are generating non-qualifying income, such as IGC's interest in Housing Development Associates, S.E. ("HDA").

          IGC also expects to take steps that will increase its qualifying income, such as liquidating AFH. The liquidation of AFH is expected to increase IGC's qualifying income because tax items such as income from the sale of real property formerly held by AFH would be included in IGC's gross income. However, such income will likely increase IGC's taxable income and therefore each Unitholder's distributive share of IGC's taxable income. IGC's taxable income will also be increased as a result of the Asset Transfers. As discussed below, IGC may not distribute sufficient cash to allow Unitholders to satisfy their federal tax liability with respect to the Unitholder's share of IGC's taxable income. See "-- Federal Income Tax Consequences of the Asset Transfers."

          As a result of the Asset Transfers and other steps taken by IGC to maintain its status as a partnership for federal tax purposes, it is likely that IGC will have a lower tax basis in its assets than if the Asset Transfers and such other steps had not been taken. This decrease in basis may be reflected in IGC's basis in the Common Shares. This decrease may also be reflected in the tax basis that the Shareholders take in their Common Shares because Shareholders will take a tax basis in their Common Shares equal to the lesser of IGC's tax basis in the Common Shares or the Shareholders' adjusted tax basis in their IGC Units immediately before the Distribution. In addition, there can be no assurances that the positions adopted by IGC in the Asset Transfers and other steps taken by IGC either to reduce its non-qualifying income or increase its qualifying income will not be successfully challenged by the IRS.

          If IGC were to fail to meet the "90% qualifying income" test for 1998, it may be able to seek relief from the IRS whereby it would be treated as if it met such tests for that period. Such relief would be available only if IGC could establish to the satisfaction of the IRS that such failure was inadvertent, if it takes timely steps so that the gross income requirements are subsequently met, and if it agrees to make such adjustments (including adjustments with respect to the Unitholders) or pay such amounts as may be required by the IRS. The amounts of the adjustments or payments are intended to represent the portion of the tax liability that would be imposed on a partnership if it were treated as a corporation during the period of failure to meet the "90% qualifying income" test.

          Alternatively, if IGC failed to meet the "90% qualifying income" test it could also avoid being treated as a corporation by making the election and paying the tax as an Electing Eligible Partnership, as described above.

          If IGC failed to meet the "90% qualifying income" test for 1998 and did not take any of the actions described above to avoid being treated as a corporation, the following events would be deemed to occur on January 1, 1998:
(1) IGC would be deemed to transfer all of its assets (subject to its liabilities) to a newly formed corporation in exchange for the stock of the corporation, and (2) IGC would be deemed to distribute its stock to its partners (including Unitholders) in liquidation of their interests in IGC. Such deemed events generally should not give rise to gain except that (1) gain would be recognized by IGC (and such gain would be allocated to the Unitholders) to the extent that the aggregate amount of liabilities deemed to be assumed by the new corporation exceed the adjusted tax basis of the assets deemed contributed to the corporation; and (2) gain would be recognized by a Unitholder to the extent that cash is deemed to be distributed to the Unitholder in excess of such Unitholder's adjusted tax basis in his or her Units immediately before such deemed distribution.

          If IGC were treated as a corporation as of January 1, 1998, then the Distribution would be taxable to IGC to the extent that the fair market value of the ACPT Common Shares exceed IGC's adjusted tax basis in such Common Shares immediately before the Distribution and an amount equal to the value of the Common Shares generally would be treated as a distribution to the Unitholders taxable as a dividend to the extent of IGC's "earnings and profits" (for the period that it was treated as a corporation), then a return of capital to the extent of the Unitholder's basis in his or her Units, and then gain from the sale or exchange of property.

          The following discussion assumes that IGC will be treated as a partnership for 1998.

FEDERAL INCOME TAX CLASSIFICATION OF ACPT.

          ACPT has been organized as an entity that will be treated as a partnership for tax purposes, in part to avoid the "double" taxation that occurs when a corporation distributes its profits to its Shareholders and to minimize the aggregate Puerto Rico and federal income tax imposed on the Puerto Rico source income of IGP Group and its subsidiaries. Under current law, a partnership is not a taxable entity and incurs no federal income tax liability. Instead, each partner is required to take into account in computing such partner's income tax liability such partner's allocable share of the partnership's income whether or not the partnership makes a distribution of cash corresponding to such income. Because American Land and American Management will be classified as corporations for federal income tax purposes, it generally will not be possible to avoid this "double" federal income taxation with respect to amounts distributed by American Land or American Management to ACPT. However, as discussed in greater detail below, so long as American Rental qualifies as a REIT for federal income tax purposes, ACPT and its Shareholders will be able to avoid such "double" taxation with respect to amounts distributed by American Rental to ACPT and, so long as IGP Group will not be subject to federal income tax and will be treated as a partnership for Puerto Rico tax purposes, ACPT and its Shareholders effectively may be able to avoid a portion of such "double" taxation through foreign tax credits (or deductions) with respect to Puerto Rico taxes paid by ACPT with respect to IGP Group's Puerto Rico source income. See "-- Federal Income Taxation of American Rental," "--Puerto Rico Income Tax Classification of IGP Group," and "-- Federal Income Taxation of ACPT and Shareholders -- Foreign Tax Credit." The achievement of these objectives, however, depends entirely upon ACPT being classified as a partnership (rather than being classified as a "corporation" or an "association" taxable as a corpora tion) for federal tax purposes, American Rental being classified as a REIT for federal tax purposes, and IGP Group being treated as a partnership for Puerto Rico tax purposes.

          If it were determined that ACPT is taxable as a corporation or that American Rental does not qualify as a REIT, the anticipated tax advantages to ACPT and the Shareholders would be materially and adversely affected. If ACPT were classified as a corporation or as an association taxable as a corporation, the profits of ACPT would be taxed to ACPT as if it were a corporation at the rates applicable to corporations (the current highest federal tax rate applicable to corporations is 35%). In determining its taxable income, ACPT would be eligible for a dividends received deduction with respect to the dividends it receives from American Land and American Management (but not American Rental so long as it qualifies as a REIT). Moreover, distributions to the Shareholders would be treated as corporate distributions, taxable at ordinary income tax rates to the extent of earnings and profits, or as non-taxable returns of capital or distributions taxable at capital gains rates, depending upon the circumstances of the distribution.

          If American Rental did not qualify as a REIT, the taxable income of American Rental would be determined without regard to the deduction for distributions applicable to REITs and such taxable income would be subject to tax at the rates applicable to corporations. Thus, classification of ACPT as a corporation or the failure of American Rental to qualify as a REIT for federal income tax purposes would frustrate the objective of eliminating "double" taxation on American Rental profits that are distributed to ACPT.

          Classification of ACPT as a corporation would also preclude Shareholders from taking into account their allocable share of any Puerto Rico income taxes paid by ACPT for purposes of the foreign tax credit or an associated deduction for federal tax purposes. See "-- Federal Income Taxation of ACPT and Shareholders -- Foreign Tax Credit."

          The basic source of criteria for classification of an entity for federal tax purposes is Sections 301.7701-1 through 301.7701-4 of the Regulations. The Regulations provide that for federal tax purposes, a partnership is a "business entity" with at least two members that is not treated as a corporation under Section 301.7701-2(b) of the Regulations. A "business entity" is any entity recognized for federal tax purposes that is not properly classified as a trust under Section 301.7701-4 of the Regulations or otherwise subject to special treatment under the Code. The Regulations clarify that although some arrangements are called trusts under local law, the term "trusts" for federal tax purposes generally is limited to arrangements to protect or conserve property for beneficiaries, and does not include other arrangements, often known as business or commercial trusts, which are created by the beneficiaries simply as a device to carry on a profit-making business that normally would have been carried on though business organizations that are classified as partnerships or corporations under the Code.

          U.S. business entities formed pursuant to a State statute are classified as corporations under Section 301.7701-2(b) of the Regulations if such statute describes or refers to the entity as "incorporated" or as a "corporation," "body corporate," "body politic," "joint stock company," or "joint stock association." In addition, corporations include all insurance companies, certain entities conducting banking activities, entities wholly owned by a State or political subdivision thereof, certain designated foreign entities, business entities that are specifically taxable as corporations under another provision of the Code, and certain entities that "elect" under the Regulations to be treated as associations taxable as corporations for federal tax purposes.

          A business entity that is not classified as a corporation under
Section 301.7701-2(b) generally is treated as an "eligible entity" for purposes of electing its classification for federal tax purposes under Section 301.7701-
3. Unless it elects otherwise, a domestic eligible entity formed after January 1, 1997, is classified as a partnership if it has two or more members or is disregarded as an entity separate from its owner if it has a single owner.

          Even if it satisfies the other requirements to be treated as a partnership, an organization generally will be taxed as a corporation if it is a "publicly traded partnership." A partnership is publicly traded if, among other things, its interests are traded on an established securities market. The general rule that publicly traded partnerships are taxed as corporations does not apply to a publicly traded partnership for a taxable year if at least 90% of the organization's gross income for such taxable year (and all prior taxable years) constitutes "qualifying income." Qualifying income includes interest, dividends and "real property rents."

          ACPT is a Maryland investment trust which has been organized to carry on a profit-making business. Therefore, ACPT will qualify as a "business entity" for purposes of the Regulations. Further, ACPT does not come within those entities classified as corporations under Section 301.7701-2(b) of the Regulations, and, subject to the discussion below, is not treated as a corporation under any provision of the Code other than Code Section 7701. Thus, as a domestic eligible entity with more than one member, it will be classified as a partnership absent an affirmative election to be treated as a corporation for tax purposes.

          If the Common Shares are traded on AMEX and/or the PSE, ACPT will be regarded as a publicly traded partnership. Therefore, for ACPT to qualify as a partnership for federal income tax purposes, at least 90% of ACPT's gross income must be "qualifying income," which includes dividends, interest, real property rents and gain from the sale or other disposition of real property. Because ACPT initially will hold only interests in American Rental, American Land, American Management and IGP Group, it is anticipated that virtually all of ACPT's income will be in the form of dividends, including REIT dividends. The ACPT Board of Trustees has represented that at least 90% of ACPT's income will consist of "real property rents," interest and dividends.

     Counsel's Opinion of Federal Income Tax Classification of ACPT.
     --------------------------------------------------------------

          Covington & Burling is of the opinion, subject to the following assumptions and representations, that under the Code, the Regulations, published rulings of the IRS, and judicial decisions, ACPT will be treated as a "partnership" for federal income tax purposes. In rendering this opinion, Counsel has reviewed ACPT's Declaration of Trust, Bylaws, and such other documents as Counsel has considered necessary for purposes of this opinion.

          This opinion is based on the assumption that 90% or more of ACPT's income will be "qualifying income" within the meaning of Section 7704 of the Code. Under the current organizational structure, virtually all of ACPT's income will consist of "qualifying income" in the form of dividends. However, Counsel has relied on the Trustees' representation that at least 90% of ACPT's income will continue to consist of dividends and other "qualifying income." There can be no assurance that the Trustees' representation accurately predicts the sources of ACPT's income and that at least 90% of ACPT's income will be qualifying income for any taxable year.

          Counsel's opinion relies upon the representations made by the Board of Trustees of ACPT in the Trustee Letter. Counsel's opinion is based on the assumption that any successor Trustees of ACPT will make and satisfy these representations. These representations include, but are not limited to, the following representations:
     (i) At all times while acting as Trustees of ACPT, the Trustees will operate ACPT or cause ACPT to be operated in accordance with applicable provisions of the

Act, the Declaration of Trust, and this Proxy Statement/Prospectus, including, without limitation, compliance with the representations of ACPT herein.
     (ii) ACPT shall not make an election to be classified as an association taxable as a corporation for federal tax purposes.
     (iii) ACPT shall take no action that would cause it to be treated other than as a partnership for federal tax purposes under Treasury Regulations Sections 301.7701-1 through 301.7701-4.
     (iv) At least 90% of ACPT's gross income will constitute "qualifying income," as that term is defined in Code Section 7704(d).

          Counsel's opinion further relies upon the following representations made by ACPT with respect to IGP Group:
     (i) ACPT will cause IGP Group to be operated in accordance with applicable provisions of its Articles of Incorporation, Bylaws, and this Proxy Statement/Prospectus, including, without limitation, compliance with the representations of IGP Group herein.
     (ii) IGP Group shall take such actions as may be necessary to obtain and preserve its status as a special partnership under applicable Puerto Rico law.
     (iii) IGP Group shall take such action as may be necessary to obtain and preserve its classification as a corporation (or an association taxed as a corporation) for federal tax purposes (including, if necessary, an election on IRS Form 8832).

          Counsel's opinion further relies upon the following representations made by ACPT with respect to American Land:
     (i) ACPT will cause American Land to be operated in accordance with applicable provisions of its Articles of Incorporation, Bylaws, and as described in this Proxy Statement/Prospectus, including, without limitation, compliance with the representations of American Land herein.
     (ii) American Land shall take such action as may be necessary to obtain and preserve its classification as a corporation (or an association taxable as a corporation) for federal tax purposes.

          Counsel's opinion further relies upon the following representations made by ACPT with respect to American Rental:
     (i) ACPT will cause American Rental to be operated in accordance with applicable provisions of its Articles of Incorporation, Bylaws, and as described in this Proxy Statement/Prospectus, including, without limitation, compliance with the representations of American Rental under "Federal Income Tax Classification of American Rental -- Counsel's Opinion Relating to Qualification of American Rental as a REIT."

FEDERAL INCOME TAX CLASSIFICATION OF AMERICAN RENTAL.

          American Rental will be formed as a Maryland real estate investment trust and will elect to be treated as a REIT for federal tax purposes for its taxable year ending

December 31, 1998, and for each subsequent taxable year. An eligible entity that files an election under Code Section 856(c)(1) to be treated as a REIT is treated as having made an election under the Regulations to be classified as an association taxable as a corporation, effective as of the first day the entity is treated as a REIT. The following is a summary of the material federal income tax considerations affecting ACPT and its Shareholders relating to American Rental's treatment as a REIT for federal tax purposes. See also "-- Federal Income Taxation of ACPT and Shareholders."

     REIT Qualification.
     ------------------

          American Rental may elect to be treated as a REIT if it satisfies certain detailed requirements imposed by the Code. If American Rental qualifies for taxation as a REIT, it generally will not be subject to corporate income tax to the extent American Rental currently distributes its REIT taxable income to its shareholders. This treatment effectively eliminates the "double" taxation (i.e., taxation at both the corporate and shareholder levels) imposed on
-----
investments in most regular corporations. A qualifying REIT, however, may be subject to certain excise and other taxes, as well as to normal corporate tax on taxable income that is not currently distributed to its shareholders. See "-- Taxation of American Rental as a REIT." In addition, if American Rental fails to qualify as a REIT in any taxable year, it will be subject to federal income tax at regular corporate rates on all of its taxable income. The current maximum federal tax rate for corporations is 35%.

     General REIT Qualification Requirements, Ownership Structure,
     -------------------------------------------------------------
     and Stapled Stock Rules.
     -----------------------

          American Rental must be organized as an entity that would, if it does not maintain its REIT status, be taxable as a domestic corporation. It cannot be a financial institution or an insurance company, and it must be managed by one or more trustees or directors. American Rental expects to meet each of these requirements. Subject to the following discussion, American Rental also expects to satisfy the requirements that are described below concerning share ownership and reporting, the nature and amounts of American Rental's gross income and assets, and the levels of required annual distributions. However, the ability of American Rental to satisfy these requirements will not always be within the control of ACPT or American Rental.

          Unlike most other REITs in which the public owns direct interests in the REIT entity, the Shareholders will own Common Shares in ACPT, a Maryland real estate investment trust that is expected to be treated as a partnership for federal tax purposes and as a corporation for Puerto Rico tax purposes, which in turn owns all of the common stock of American Rental (a Maryland real estate investment trust which will elect to be taxed as a REIT), IGP Group (a Puerto Rico "hybrid" entity that is expected to be treated as a corporation for federal tax purposes and a special partnership for Puerto Rico tax purposes), American Land and American Management (both are domestic corporations). This complex structure raises a greater number of interpretative issues, including those under the REIT qualification rules, and more such issues which lack clear guidance, than generally would be encountered in most other direct investments in REITs, domestic corporations, or foreign corporations.

          Under the "stapled stock" rules, if a domestic corporation and a foreign corporation are "stapled entities," the foreign corporation is treated as a domestic corporation and, for purposes of applying the REIT qualification rules, all "stapled entities" are treated as a single entity. The term "stapled entities" means any group of two or more entities if more than 50 percent of the value of the beneficial interest of such entities consists of "stapled interests." Two or more interests are "stapled interests" if "by reason of form of ownership, restrictions on transfer, or other terms or conditions, in connection with the transfer of one of such interests, the other such interests are also transferred or required to be transferred." If American Rental and any other corporations were found to be "stapled entities," it is unlikely that American Rental would qualify as a REIT because the REIT qualifications rules (including those relating to sources of gross income, types of assets, and annual distribution requirements) would be applied as if all such "stapled entities" were a single entity. If IGP Group and any domestic corporation were found to be "stapled entities," IGP Group would be treated as a domestic corporation and would be subject to federal income tax on its world-wide taxable income at rates applicable to U.S. corporations (the current highest rate is 35%) and distributions to ACPT would be taxable as dividends to the extent of earnings and profits, nontaxable dividends to the extent of basis, and then as capital gain.

          There are no restrictions, terms, or conditions on the stock (or other beneficial ownership interests) of American Rental, American Land, American Management or IGP Group that would require the transfer of any one in connection with the transfer of any other. Thus, ACPT is free to transfer all or any portion of the stock of each of American Rental, American Land, American Management, or IGP Group without regard to the transfer of all or any portion of the stock of any other of such entities. However, it is possible that the IRS could argue that such stock comes within the stapled stock rules due to the common ownership of such stock by ACPT, whereby a transfer of a Common Share results in the indirect transfer of the beneficial ownership of a portion of the stock owned by ACPT. It does not appear that Congress intended to apply the "stapled stock" rules merely because an upper-tier entity owns stock in several lower-tier entities that are not subject to transfer restrictions. For example, the legislative history to the enactment of the "stapled stock" rules in 1984 indicates that Congress did not intend to treat stock of a parent corporation as stapled to the stock of a subsidiary corporation. Although ACPT is expected to be treated as a partnership and not a corporation, there is no indication that Congress intended to apply different rules merely because the "parent" is a publicly traded partnership.

          It appears that in enacting the "stapled stock rules" with respect to REIT stock, Congress was primarily concerned that the pairing of the stock of an active business with that of a REIT would result in the avoidance of corporate level tax with respect to the real property used in the active business, particularly when such real property is leased by the REIT to the active business. The constructive ownership rules which generally prevent rents from related parties from qualifying as "rents from real property" for REIT qualification purposes generally do not apply to two corporations whose stock are merely required to be traded together. See "-- 75% Gross Income Test." In the case of ACPT, American Rental has represented that it (and its subsidiaries) will not lease any property to American Land, American Management, IGP Group, or any entity related thereto. More importantly, any rental income received directly or indirectly by American Rental from such entities would not qualify as "rents from real property" such term does not include rents received from an entity in which American Rental or ACPT directly or indirectly through the constructive ownership rules owns a 10% or greater interest.

          However, the legislative history also suggests that Congress may have intended to apply the "stapled stock" rules in a broader context, even if there is no potential for avoidance of corporate-level taxes by the active business. For example, the legislative history provides that in enacting the REIT provisions Congress did not intend the "dilution" in the investment of qualified real estate activities that occurs when small investors buy shares in another corporation stapled to REIT shares. There is little guidance available on the intended scope of the stapled stock rules with respect to the potential dilution of investment in qualified real estate activities.

          Although there is little guidance on the application of the stapled stock rules to REITs there is legislative activity in this area. President Clinton has made several legislative proposals relating to REITs as part of the revenue provisions contained in the President's Fiscal Year 1999 Budget Proposal. One legislative proposal, a version of which has been introduced in both the House of Representatives and the Senate, generally would limit the protection currently provided to certain REITs that were excepted from the general application of the stapled stock rules under the Tax Reform Act of 1984 to certain property acquired on or before March 26, 1998. H.R. 3558, 105th Cong. 2d Sess. (1998); 144 Cong. Rec. E488-89 (daily ed. March 26,
1998)(Statement of Rep. Archer); "General Explanation of the Administration's Revenue Proposals" (February 1998). Although the current legislative proposals do not directly address the ACPT structure, these proposals may result in increased legislative or administrative scrutiny in this area, and could lead to new provisions, or new guidance on existing provisions, that could result in the application of the stapled stock rules to American Rental and the other corporations owned by ACPT. The current statutory provisions grant the Treasury Department broad authority to prescribe "such regulations as may be necessary to prevent avoidance or evasion of Federal income tax through the use of stapled entities."

          In light of the lack of existing guidance in this area and the possibility of legislative and/or administrative activity in this area, there can be no assurances that the

IRS would not seek to apply the "stapled stock" rules to the entities owned by ACPT under current law or under future legislative proposals, and if so, that such application by the IRS would not be upheld by a court of competent jurisdiction.

          As discussed below under "-- Share Ownership, Reporting" another legislative proposal included in the "General Explanation of the Administration's Revenue Proposals" (February 1998) would add an additional requirement for REIT qualification. It appears that American Rental would not qualify as a REIT if it were subject to this requirement as proposed, because under the current ownership structure, ACPT would own more than 50% of the value and voting rights with respect to American Rental's stock.

     Share Ownership, Reporting.
     --------------------------

          Beneficial ownership of a REIT must be evidenced by transferable shares or transferable certificates of beneficial interest, which must be held by 100 or more persons, determined without reference to any rules of attribution. The "100 person" test must be met for approximately 92% of the days in each taxable year. All of the voting common stock of American Rental will be held by ACPT, and non-voting preferred stock will be issued to 200 employees of American Management. The preferred stock will represent a liquidation value of $200,000 ($1,000 per share) and will have a 10% cumulative preferred dividend. Thus, at the time of the Distribution, the stock of American Rental will be held by more than 100 persons. The preferred stock cannot be transferred to any person who already owns ACPT preferred shares.

          In addition, not more than 50% of the value of the American Rental stock may be held, directly or indirectly, applying certain constructive ownership rules, by five or fewer individuals at any time during the last half of each of American Rental's taxable years (the "closely held" test). At the time of the Distribution, American Rental would not meet the "closely held" test because of the percentage ownership of the Wilson Family. American Rental is not required to satisfy the "100 person" and "closely held" tests until its second taxable year for which an election is made to be taxed as a REIT. It is not anticipated that American Rental will meet the "closely held" test for its taxable year ending December 31, 1998 (the first taxable year for which it will elect to be a REIT) due to the percentage ownership of the Wilson Family. The Private Offering, if completed, would result in dilution of the percentage interest of all ACPT shareholders including the Wilson Family, whose percentage ownership would likely be reduced below 40%. James J. Wilson and J. Michael Wilson have advised ACPT that the Wilson Family will take such actions as may be necessary to reduce its percentage ownership to below 40% before or during the first half of American Rental's second taxable year in order to permit American Rental to qualify as a REIT. However, no member of the Wilson Family is under an obligation to do so. Thus, no assurance can be given that American Rental will qualify as a REIT. Sales of a significant number of Common Shares by the Wilson Family or others could affect the market price of

Common Shares.  See "-- Federal Income Taxation of ACPT and Shareholders --
Section 754 Election."

          ACPT's Declaration of Trust, subject to certain exceptions, authorizes the trustees to take such actions as are necessary and desirable to preserve American Rental's qualification as a REIT and to limit any person (other than certain current IGC Unitholders) to direct or indirect ownership of no more than 2% of the outstanding Common Shares (the "Ownership Limit"). The foregoing restrictions on transferability and ownership will continue to apply until (i) the Board of Trustees determines that it is no longer in the best interests of ACPT for American Rental to attempt to qualify, or to continue to qualify, as a REIT and (ii) there is an affirmative vote of two-thirds of the votes entitled to be cast on such matter at a regular or special meeting of the Shareholders. See "The Restructuring -- The Private Offering."

          To monitor American Rental's compliance with the share ownership requirements discussed above, American Rental is required to maintain records disclosing the actual ownership of its stock. To do so, American Rental must demand written statements each year from the record holders of certain percentages of its stock in which the record holders are to disclose the actual owners of the shares (i.e., the persons required to include in gross income the REIT dividends). ACPT and American Rental will treat Common Shares as if they were direct stock in American Rental for purposes of these requirements and therefore will demand such statements from Shareholders as well as from ACPT and the persons holding the preferred stock in American Rental. A list of those persons failing or refusing to comply with this demand must be maintained as part of American Rental's records. Shareholders who fail or refuse to comply with the demand must submit a statement with their tax returns disclosing the actual ownership of the shares and certain other information.

          The 1997 Act replaced the rule that disqualified a REIT for any year in which the REIT failed to comply with the above-described Regulations relating to ascertaining ownership, with a penalty for such failure ($25,000, or $50,000 for intentional violations). Further, the 1997 Act provides that a REIT that complies with such Regulations to ascertain ownership and which did not know, or have reason to know, that it failed the "closely held" test will be treated as having met the "closely held" test.

          One of the legislative proposals contained in the "General Explanations of the Administration's Revenue Proposals" issued by the Department of the Treasury in February 1998, in connection with President Clinton's 1999 Budget Proposals, would add an additional requirement for REIT qualification that no person can own stock of a REIT possessing more than 50% of the total combined voting power of all classes of voting stock or more than 50% of the total value of shares of all classes of stock. Constructive ownership rules would apply for purposes of determining a person's stock ownership. It appears that American Rental would not qualify as a REIT if it were subject to this requirement, as proposed, because ACPT owns more than 50% of the voting power and total value of American Rental's stock. This new requirement is proposed to apply to entities electing REIT status for taxable years beginning on or after the date of first committee action. If legislation based on this proposal is enacted, the determination of whether American Rental will qualify as a REIT may depend on whether American Rental is subject to such legislation based on the effective date of such legislation as enacted.

          A second legislative proposal contained in the Administration's Revenue Proposals would limit the current exceptions from the "stapled stock" rules for certain REITs that were in existence prior to the 1984 enactment of those rules. Bills containing a version of this proposal have been introduced in both the House of Representatives and the Senate. See " -- General REIT Qualification Requirements, Ownership Structure, and the Stapled Stock Rules."
A third legislative proposal contained in the Administration's Revenue Proposals would expand the current prohibition that REITs cannot own more than 10% of the voting interests of a corporation to also exclude ownership of more than 10% of the value of all classes of stock of a corporation. Although these proposals may not directly affect ACPT or American Rental in their current form, they indicate the possibility that there may be significant legislative and administrative activity relating to the qualification of an entity as a REIT in the near future.

     Sources of Gross Income.
     -----------------------

          In order to qualify as a REIT for a particular year, American Rental also must meet three tests governing the sources of its income. These tests are designed to ensure that a REIT derives its income principally from passive real estate investments. In evaluating a REIT's income, the REIT will be treated as receiving its proportionate share of the income produced by any partnership in which the REIT invests, and any such income will retain the character that it has in the hands of the partnership. American Rental will hold virtually all of its real property indirectly through American Housing and the U.S. Apartment Partnerships in which American Housing holds an interest. American Rental owns a 99% limited partner interest in American Housing and American Housing Management Company, a Delaware limited liability company that is wholly owned by American Rental, will have a 1% general partner interest in American Housing. For federal income tax purposes, all of the properties held by American Housing (including its interests in the U.S. Apartment Partnerships) will be treated as if they were held directly by American Rental because both American Housing Management Company and American Housing are single owner entities that are disregarded for tax purposes as entities separate from their owners. The Code allows American Rental to own and operate a number of its properties through wholly-owned subsidiaries which are "qualified REIT subsidiaries." A qualified REIT subsidiary is not treated as a separate corporation for federal tax purposes, and all of its assets, liabilities and items of income, deduction and credit are treated as assets, liabilities and such items of the REIT. American Rental currently does not own any qualified REIT subsidiaries and has no current plans to own any in the future.

     75% Gross Income Test.
     ---------------------

          At least 75% of a REIT's gross income for each taxable year must be derived from specified classes of income that principally are real estate related. The permitted categories of principal importance to American Rental are: (i) rents from real property, (ii) interest on loans secured by real property, (iii) gain from the sale of real property or loans secured by real property (excluding gain from the sale of property held primarily for sale to customers in the ordinary course of American Rental's trade or business, referred to below as "dealer property"), (iv) income from the operation and gain from the sale of certain property acquired in connection with the foreclosure of a mortgage securing that property ("foreclosure property"), (v) distributions on, or gain from the sale of, shares of other qualifying REITs, (vi) abatements and refunds of real property taxes, and (vii) "qualified temporary investment income" (described below). In evaluating American Rental's compliance with the 75% income test (as well as the 95% income test described below), gross income does not include gross income from "prohibited transactions." A prohibited transaction is one involving a sale of dealer property, not including foreclosure property and certain dealer property held by the REIT for at least four years.

          American Rental expects that substantially all of its share of the operating gross income of American Housing will be considered rent from real property. Rent from real property is qualifying income for purposes of the 75% income test only if certain conditions are satisfied. Rent from real property includes charges for services customarily rendered to tenants and rent attributable to personal property leased together with the real property as long as the personal property rent is less than 15% of the total rent. American Rental does not expect to earn material amounts in these categories. Rent from real property generally does not include rent based on the income or profits derived from the property. American Rental and American Housing do not intend to lease property and receive rentals based on the tenants' net income or profit. However, rent based on a percentage of gross income is permitted as rent from real property, and American Rental and American Housing may have leases where rent is based on a percentage of gross income. Also excluded is rent received from a person or corporation in which American Rental (or American Housing or ACPT or any of either entity's 10% or greater owners) directly or indirectly through the constructive ownership rules contained in Section 318 of the Code owns a 10% or greater interest.

          Also excluded from rent from real property is "impermissible tenant services income" in excess of a one percent de minimis rule discussed below, which is not treated as allowable rent from real property for purposes of the 75% income test (as well as the 95% income test described below). Generally, impermissible tenant service income includes any amounts received directly or indirectly by a REIT for services furnished or rendered by the REIT to its tenants or for managing or operating the rental property. However, impermissible tenant service income does not include amounts received by the REIT for services performed by an "independent contractor" from whom the REIT does not derive any income or any amounts received by the REIT for any services provided by the REIT that are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not considered rendered primarily for the convenience of the tenant (applying standards that govern in evaluating whether rent from real property would be unrelated business taxable income when received by a tax-exempt owner of the property). If the REIT's impermissible tenant services income from a property exceeds one percent of all amounts received or accrued from such property, all the amounts received by the REIT from that property fail to qualify as rent from real property for purposes of the 75% and 95% income tests.

          As discussed above, American Rental will hold its interests in the U.S. Apartment Partnerships indirectly through American Housing and American Housing Management Company, but will be treated as if it owned such interests directly for federal tax purposes. Property management services for the U.S. Apartment Partnerships and for other rental apartments not owned by IGC or ACPT will be provided by American Management, a Delaware corporation in which ACPT owns all of the stock. American Rental, American Housing, American Housing Management, and American Management have represented that the only material services to be provided by them to tenants will be those services usually or customarily rendered in connection with the rental of space for occupancy only and that they will not provide services that might be considered rendered primarily for the convenience of tenants, such as hotel, health care or extensive recreational or social services. Counsel has relied upon these representations (along with other representations) in issuing its opinion on the qualification of American Rental as a REIT. American Rental believes that substantially all of its proportionate share of American Housing's rental income will be qualifying income under the 75% income test, and that the provision of services by American Rental, American Housing, American Housing Management Company, or American Management will not cause such rental income to fail to be included under that test.

          Upon American Rental's ultimate sale of properties, any gains realized also are expected to constitute qualifying income, in the form of gain from the sale of real property (not involving a prohibited transaction).

     95% Gross Income Test.
     ---------------------

          In addition to earning 75% of its gross income from the sources listed above, at least an additional 20% of American Rental's gross income for each taxable year must come either from those sources, or from dividends, interest or gains from the sale or other disposition of stock or other securities that do not constitute dealer property. The 1997 Act expanded the types of income qualifying for the 95% test (but not the 75% test) to include income from certain hedging instruments and gain on the disposition of such instruments. The 95% test permits a REIT to earn a significant portion of its income from traditional "passive" investment sources that are not necessarily real estate related. The term "interest" (under both the 75% and 95% tests) does not include amounts that are based on the income or profits of any person. American Rental believes it will meet the 95% Gross Income Test on an annual basis.

     Failing the 75% or 95% Tests; Reasonable Cause.
     ----------------------------------------------

          As a result of the 75% and 95% tests, REITs generally are not permitted to earn more than 5% of their gross income from active sources (such as brokerage commissions or other fees for services rendered). This type of income will not qualify for the 75% test or 95% test but it is not expected that American Rental would have a significant amount of such income and other nonqualifying income is expected to be at all times less than 5% of American Rental's annual gross income. While American Rental does not anticipate that it will earn substantial amounts of nonqualifying income, if nonqualifying income exceeds 5% of American Rental's gross income, American Rental could lose its status as a REIT.

          If American Rental fails to meet either the 75% or 95% income tests during a taxable year, it may still qualify as a REIT for that year if (i) it reports the source and nature of each item of its gross income in its federal income tax return for that year; (ii) the inclusion of any incorrect information in its return is not due to fraud with intent to evade tax; and (iii) the failure to meet the tests is due to reasonable cause and not to willful neglect. However, in that case, American Rental would be subject to a 100% tax based on the greater of the amount by which it fails either the 75% or 95% income tests for such year. See "-- Taxation of American Rental as a REIT."

     Character of Assets Owned.
     -------------------------

          On the last day of each calendar quarter, American Rental must meet two tests concerning the nature of its investments. For these purposes, American Rental will be deemed to own of American Housing's assets (including American Housing's proportionate share of the U.S. Apartment Partnerships). First, at least 75% of the value of the total assets of American Rental generally must consist of real estate assets, cash, cash items (including receivables) and government securities. For this purpose, "real estate assets" include interests in real property, interests in loans secured by mortgages on real property or by certain interests in real property, shares in other REITs and certain options, but exclude mineral, oil or gas royalty interests. The temporary investment of new capital in debt instruments also qualifies under this 75% asset test, but only for the one-year period beginning on the date American Rental receives the new capital. Second, although the balance of American Rental's assets generally may be invested without restriction, American Rental will not be permitted to own (i) securities of any one non-governmental issuer that represent more than 5% of the value of American Rental's total assets or (ii) more than 10% of the outstanding voting securities of any single issuer. A REIT, however, may own 100% of the stock of a qualified REIT subsidiary, in which case the assets, liabilities and items of income, deduction and credit of the subsidiary are treated as those of the REIT. American Housing Management Company expects to be a qualified REIT subsidiary because American Rental will own all of its stock. Thus, all of American Housing Management Company's assets, including its 1% interest in American Housing, will be treated as being owned by American Rental.

          Generally, a REIT's "total assets" means the gross assets of the REIT determined in accordance with generally accepted accounting principles. A REIT generally is required to revalue its assets at the end of a quarter in which it acquires any security or property other than cash and similar items. However, a revaluation of assets generally is not required at the end of any quarter during which there has been no such acquisition. A REIT is required to keep sufficient records of its investments so as to be able to show that it has complied with these requirements during the taxable year.

          American Rental expects that it will comply with these asset tests.

     Annual Distributions to Shareholders.
     ------------------------------------

          To maintain REIT status, American Rental generally must distribute to its shareholders in each taxable year at least 95% of its net ordinary income (capital gain is not required to be distributed). More precisely, American Rental must distribute at least an amount equal to (i) 95% of the sum of (a) its "REIT Taxable Income" before deduction of dividends paid and excluding any net capital gain and (b) any net income from foreclosure property less the tax on such income, minus (ii) certain limited categories of "excess noncash income." REIT Taxable Income is defined to be the taxable income of the REIT, computed as if it were an ordinary corporation with certain modifications. For example, the deduction for dividends paid is allowed, but neither net income from foreclosure property, nor net income from prohibited transactions, is included. In addition, the REIT may carry over, but not carry back, a net operating loss for 15 years following the year in which it was incurred.

          The 1997 Act permits a REIT to elect to retain and pay income tax on net long-term capital gains it receives during the tax year. If American Rental were to make such an election, ACPT and the Shareholders would include in their income as long-term capital gains their proportionate share of the undistributed long-term capital gains as designated by American Rental. Generally, the shareholders of an electing REIT are deemed to have paid their share of the tax paid by the REIT with respect to the undistributed capital gains. Also, the basis of the shareholders' shares in the REIT are increased by the amount of the undistributed capital gains (less the amount of capital gains tax paid by the REIT) included in the shareholders' long-term capital gains. These new provisions (in particular, the shareholder credit for taxes paid and the resulting shareholder basis adjustment) should apply to the Shareholders if American Rental were to make such an election even though the Shareholders hold their interests in the REIT indirectly through ACPT. However, formal guidance on this issue has not yet been provided.

          A REIT may satisfy the 95% distribution test with dividends paid during the taxable year and with certain dividends paid after the end of the taxable year. Dividends paid by American Rental in January that were declared during the last calendar quarter of the prior year and were payable to shareholders (including ACPT) on a date during the last calendar quarter of that prior year are treated as paid on December 31 of the prior year. Other dividends declared before the due date of American Rental's tax return for the taxable year (including extensions) also will be treated as paid in the prior year for American Rental, if they are paid (i) within 12 months of the end of such taxable year and (ii) no later than American Rental's next regular distribution payment. Dividends that are paid after the close of a taxable year and do not qualify under the above-mentioned rule governing payments made in January will be taxable to ACPT and the Shareholders in the year paid, even through they may be taken into account by American Rental for a prior year. A nondeductible excise tax equal to 4% will be imposed on American Rental for each calendar year to the extent that dividends declared and distributed or deemed distributed before December 31 are less than the sum of (a) 85% of American Rental's "ordinary income" for such year, plus (b) 95% of American Rental's capital gain net income for such year, plus (c) income not distributed in earlier years minus
(d) distributions in excess of income in earlier years.

          American Rental will be taxed at regular corporate rates to the extent that it retains any portion of its taxable income (e.g., if American Rental distributes only the required 95% of its taxable income, it would be taxed on the retained 5%). Under certain circumstances, American Rental may not have sufficient cash or other liquid assets to meet the distribution requirement. This could arise because of competing demands for American Rental's funds, or because of timing differences between tax reporting and cash receipts and disbursements (i.e., income may have to be reported before cash is received, or expenses may have to be paid before a deduction is allowed). In addition, cash associated with taxable income may be used to make non-deductible payments of principal on liabilities, resulting in taxable income without associated funds to make a distribution. Although this may be alleviated to some extent by depreciation deductions, such deductions will not be available after property is fully depreciated for tax purposes (that is, after the applicable cost recovery period). Although American Rental has represented that it will meet the 95% distribution requirement, no assurance can be given that necessary funds will be available.

          If American Rental fails to meet the 95% distribution requirement because of an adjustment to American Rental's taxable income by the IRS, American Rental may be able to cure the failure retroactively by paying a "deficiency dividend" (as well as applicable interest and penalties) within a specified period.

          American Rental is required to make the distributions described above to its shareholders, including ACPT, in order to retain its status as a REIT. Although ACPT is required under the terms of ACPT's Declaration of Trust to distribute annually to Shareholders, in cash and/or property, an amount equal to 45% of the net taxable income of ACPT allocated to Shareholders less the amount of taxes paid by ACPT in Puerto Rico and other foreign countries and certain taxes paid by American Rental with respect to undistributed capital gains, there can be no assurance that each Shareholder will receive sufficient cash distributions to satisfy such Shareholder's tax liability arising from the ownership of Common Shares. See "Distribution Policy."

     Taxation of American Rental as a REIT.
     -------------------------------------

          American Rental will adopt the calendar year for federal income tax purposes and will use the accrual method of accounting. For each taxable year in which American Rental qualifies as a REIT, it generally will be taxed only on the portion of its taxable income that it retains (which will include undistributed net capital gain), because American Rental will be entitled to a deduction for its dividends paid to shareholders during the taxable year. A dividend-paid deduction is not available for dividends that are considered "preferential" within any given class of shares or as between classes. Although American Rental's preferred and common shares are subject to different distribution rights for each class of stock, dividends paid by American Rental will not be disqualified as "preferential" so long as every shareholder is treated the same as all other shareholders in the same class (common or preferred) and all distributions are made in accordance with the dividend rights of each class of stock. Thus, American Rental does not anticipate that it will pay any such "preferential" dividends.

          American Rental would be subject to tax on any income or gain from foreclosure property at the highest corporate rate (currently 35%). A confiscatory tax of 100% applies to any net income from prohibited transactions. In addition, if American Rental fails to meet either the 75% or 95% source of income tests described above but still qualifies for REIT status under the reasonable cause exception to those tests, a 100% tax would be imposed equal to the amount obtained by multiplying (i) the greater of the amount, if any, by which it failed either the 75% income test or the 95% income test, by (ii) the ratio of American Rental's REIT Taxable Income to American Rental's gross income (excluding capital gain and certain other items). American Rental also will be subject to the minimum tax on items of tax preference (excluding items specifically allocable to ACPT Shareholders). Finally, under regulations that are to be promulgated, American Rental also may be taxed at the highest regular corporate tax rate on any built-in gain (i.e., the excess of value over adjusted tax basis) attributable to assets that American Rental acquires in certain tax-free corporate transactions, to the extent the gain is recognized during the first ten years after American Rental acquires such assets.

     Failure to Qualify as a REIT.
     ----------------------------

          For any taxable year in which American Rental fails to qualify as a REIT, it would be taxed at the usual corporate rates on all of its taxable income. Distributions to its shareholders would not be deductible in computing that taxable income, and distributions would no longer be required. Any corporate level taxes generally would reduce the amount of cash available to American Rental for distribution to ACPT and the Shareholders and, because the shareholders would continue to be taxed on their proportionate share of the taxable dividends received by ACPT, the net after tax yield to the Shareholders from their investment in ACPT likely would be reduced substantially. As a result, American Rental's failure to qualify as a REIT during any taxable year could have a material adverse effect upon ACPT and its Shareholders. If American Rental loses its REIT status, unless certain relief provisions apply, American Rental will not be eligible to elect REIT status again until the fifth taxable year which begins after the first year for which American Rental's election was terminated.

          If, after forfeiting its REIT status, American Rental later qualifies and elects to be taxed as a REIT again, American Rental may face significant adverse tax consequences. Prior to the end of the year in which American Rental sought to qualify again as a REIT, American Rental would be required to make distributions sufficient to eliminate any earnings and profits accumulated during its period of non-REIT status. Moreover, immediately prior to the effectiveness of the election to return to REIT status, American Rental would be treated as having disposed of all of its assets in a taxable transaction, triggering taxable gain with respect to American Rental's appreciated assets.
In that event, however, American Rental would be permitted to elect an alternative treatment under which those gains would be taken into account only as and when they actually are recognized upon sales of the appreciated property occurring within a ten-year period. American Rental would be required to distribute at least 95% of any such recognized gains, but it would not receive the benefit of a dividends paid deduction to reduce those taxable gains. Thus, any such gains on appreciated assets would be subject to "double" taxation (i.e., at the corporate level as well as the Shareholder level when distributed).

     Counsel's Opinion Relating to Qualification of American Rental as a REIT.
     ------------------------------------------------------------------------

          Subject to the following paragraphs and the qualifications, assumptions and representations in the Counsel's Tax Opinion and the Trustee's Letter and the IGC Letter, Counsel is of the opinion that (i) American Rental will be organized in conformity with the requirements for qualification as a REIT beginning with its taxable year ending December 31, 1998, and (ii) its proposed method of operations described in this Proxy Statement/Prospectus will enable it to satisfy the requirements for such qualification.

          The rules governing REITs are highly technical and require ongoing compliance with a variety of tests that depend, among other things, on future operating results and beneficial ownership of American Rental. One of the ownership requirements is that not more than 50% of the Common Shares may be held, directly or indirectly, applying certain constructive ownership rules, by five or fewer individuals at any time during the last half of each of American Rental's taxable years (the "closely held" test), beginning with the second taxable year for which American Rental elects to be taxed as a REIT. At the time of the Distribution, American Rental will not meet the "closely held" test because of the percentage ownership of the Wilson Family. James J. Wilson and
J. Michael Wilson have advised ACPT that the Wilson Family will take such actions as may be necessary to reduce its percentage ownership to below 40% before the last half of American Rental's second taxable year in order to permit American Rental to qualify as a REIT. However, no member of the Wilson Family is under an obligation to do so. Subject to the following paragraphs, Counsel's opinion with respect to American Rental's qualification as a REIT assumes that the Wilson Family's percentage ownership will be reduced in such a manner that ACPT meets the "closely held" test at all times during and after American Rental's second taxable year for which it elects to be taxed as a REIT.
However, the Wilson Family is under no obligation to do so. Thus, no assurance can be given that American Rental will qualify as a REIT.

          Counsel will not monitor American Rental's compliance with the REIT requirements under the Code including those relating to ownership, types of gross income, types of assets and annual distributions. While American Rental expects to satisfy these requirements and will use its best efforts to do so, no assurance can be given that American Rental will qualify as a REIT for any particular year, or that the applicable law will not change and adversely affect American Rental, ACPT, and its Shareholders. See "-- Failure to Qualify as a REIT."

          As discussed above, there are several legislative proposals relating to REIT qualification, one of which, if it were applied in its current form to ACPT and American Rental, would prevent American Rental from qualifying as a REIT because ACPT would own over 50% of American Rental's stock. In addition, it appears likely that there will be administrative and legislative activity in areas such as the application of the "stapled stock" rules to REITs. See "-- General REIT Qualification Requirements, Ownership Structure, and Stapled Stock Rules." Counsel's opinion as to American Rental's qualification as a REIT is based, in part, on Counsel's view that ACPT's ownership of the common stock of American Rental, American Land, American Management, and IGP Group will not cause the "stapled stock" rules to apply to American Rental and the other corporations owned by ACPT. However, in light of the lack of existing guidance in this area and the possibility of legislative and administrative activity in this area, there can be no assurances that the IRS will not seek to apply to "stapled stock" rules to the entities owned by ACPT under current law or under future legislative proposals and, if so, that such application by the IRS would not be upheld by a court of competent jurisdiction.

          Counsel's opinion relies upon the representations made by the Board of Trustees of ACPT in the Trustee Letter. Counsel's opinion is based on the assumption that any successor Trustees of ACPT will make and satisfy these representations. These representations include, but are not limited to, the following representations:
     (i) ACPT will cause American Rental to be operated in accordance with applicable provisions of its Declaration of Trust and Bylaws, and as described in this Proxy Statement/Prospectus, including, without limitation, compliance with the representations of American Rental herein.
     (ii) At all times while acting as general partner of American Housing, American Rental will operate American Housing or cause American Housing to be operated in accordance with the applicable provisions of applicable law, the American Housing Partnership Agreement, and as described in this Proxy Statement/Prospectus, including, without limitation, compliance with the representations of American Housing herein.
     (iii) At all times while acting as a member of American Housing Management Company, American Rental will operate American Housing Management Company or cause American Housing Management Company to be operated in accordance with applicable provisions of applicable law, the Operating Agreement of American Housing Management Company, and as described in this Proxy Statement/Prospectus, including, without limitation, compliance with the representations of American Housing Management Company herein.
     (iv) American Rental will make a timely election on IRS Form 8832 to be classified as an association taxable as a corporation for its first taxable year and each subsequent taxable year.
     (v) American Rental, American Housing, and American Housing Management Company shall take all actions necessary to maintain American Housing's and American Housing Management Company's status for federal income tax purposes either as an entity that is disregarded as an entity separate from its owner or as a partnership and neither American Housing nor American Housing Management Company will elect to be treated as an association taxable as a corporation for federal tax purposes.
     (vi) ACPT will cause American Management to be operated in accordance with the applicable provisions of its Articles of Incorporation and Bylaws and as described in this Proxy Statement/Prospectus, including, without limitation, compliance with the representations of American Management herein.
     (vii) ACPT, American Rental, American Housing, and American Housing Management Company will take such actions as is necessary to cause the U.S. Apartment Partnerships or any other entity in which American Rental or American Housing own an interest directly or indirectly through one or more other entities (American Housing, American Housing Management Company, the U.S. Apartment Partnerships and such other entities hereinafter referred to as the "REIT Subsidiaries") to comply with the representations of the REIT Subsidiaries herein.
     (viii) American Rental will elect to be treated as a REIT for federal income tax purposes for its taxable year ending December 31, 1998, and for each subsequent year.

     (ix) American Rental and the REIT Subsidiaries shall take such actions as are necessary to preserve American Rental's status as a REIT, including, without limitation:
          (1) Compliance with all of the requirements set forth in Code Section 856(a), including those relating to management, beneficial ownership, and type of entity;
          (2) Compliance with the "95% of Gross Income" requirements set forth in Code Section 856(c)(2);
          (3) Compliance with the "75% of Gross Income" requirements set forth in Code Section 856(c)(3);
          (4) Compliance with the limitations on total assets requirements set forth in Code Section 856(c)(4);
          (5) Compliance with the "95% Distribution" requirements set forth in Code Section 857(a)(1); and
          (6) Compliance with such other requirements as may be necessary in order to maintain American Rental's status as a REIT for federal tax purposes.
     (x) American Rental, American Management, and the REIT Subsidiaries each represent that all services rendered by such entities or their agents or employees to tenants of American Rental or the REIT Subsidiaries shall be limited to those usually or customarily rendered in connection with the rental of rooms or other space for occupancy only, as those terms are defined for purposes of applying Code Section 856(d)(2) and Treasury Regulation Section 1.512(b)-1(c)(5).
     (xi) American Rental and the Reit Subsidiaries shall not engage in any "prohibited transactions" as defined in Code Section 857(b)(6)(B)(iii), involving a sale or other disposition of property described in Code Section 1221(1), which is not "foreclosure property," as defined in Code Section 856(e).
     (xii) ACPT, American Management, American Land, American Rental, and the REIT Subsidiaries shall take no action that would cause or result in any income constituting rents from interests in real property (or other related amounts described in paragraphs (B) and (C) of Code Section 856(d)(1)) that is included in the gross income of American Rental to not qualify as "rents from real property" for purposes of Code Sections 856(c)(2)(C) and 856(c)(3)(A).

FEDERAL INCOME TAX CLASSIFICATION OF AMERICAN HOUSING AND AMERICAN HOUSING MANAGEMENT COMPANY.

          American Housing is a Delaware limited partnership with American Rental holding a 99% limited partner interest and American Housing Management Company holding a 1% general partner interest. American Rental owns all of the shares of American Housing Management Company, a Delaware corporation.

          So long as all of the stock of American Housing Management Company is owned by American Rental and American Rental qualifies as a REIT, American Housing Management Company will be disregarded as an entity separate from American Rental for federal tax purposes and all of the assets of American Housing Management Company (including its 1% interest in American Housing) will be treated as assets of

American Rental. Because all of the limited and general partnership interests of American Housing will be considered as held by American Rental, American Housing will also be disregarded as an entity separate from American Rental, absent an election by American Housing to be taxed as a corporation. So long as American Rental qualifies as a REIT and owns all of the shares of American Housing Management Company, there are no other partners in American Housing, and American Housing and American Rental do not elect the be treated as associations taxable as corporations, American Housing and American Housing Management Company will not be recognized for federal tax purposes as entities separate from American Rental and will instead be treated as branches or divisions of American Rental for federal tax purposes.

FEDERAL INCOME TAX CLASSIFICATION OF AMERICAN LAND AND AMERICAN MANAGEMENT.

          American Land and American Management are Maryland and Delaware corporations, respectively, which will be treated as corporations for federal tax purposes. Neither corporation will be eligible to elect to be treated as a partnership or to be disregarded as a separate entity for federal tax purposes under the Regulations.

FEDERAL INCOME TAX CLASSIFICATION OF IGP GROUP.

          IGP Group is a Puerto Rico corporation that intends to qualify as a special partnership under the Puerto Rico Code. See "Income Tax Considerations -- Certain State Income Tax and Puerto Rico Income Tax Considerations -- Certain Puerto Rico Income Tax Considerations." As a Puerto Rico corporation, IGP Group will be classified as a corporation under Section 301.7701-2(b)(8) of the Regulations, and therefore it will not qualify as an "eligible entity" and cannot elect to change its classification for federal tax purposes under Section 301.7701-3 of the Regulations (see discussion under "-- Federal Income Tax Classification of ACPT").

CERTAIN TAX CONSEQUENCES OF THE ASSET TRANSFERS.

          Gain will be recognized by IGC on the transfer of certain interests in the U.S. Apartment Partnerships as a result of American Rental's assumption of liabilities in excess of the tax basis of the property contributed to American Rental indirectly through American Housing. IGC has estimated that approximately [$4.2 million] in gain will be recognized on this transfer. Based on these estimates, each IGC Unitholder will recognize that IGC Unitholder's allocable share of such gain (approximately $[.40] per Unit).

          Gain generally is recognized when appreciated property is transferred by a United States person to a foreign corporation in the amount of the excess of the fair market value over the basis of the transferred property. There is an exception to this gain recognition rule in the case of property transferred to a foreign corporation for use by that foreign corporation in the active conduct of a trade or business outside of the

United States. However, this "active conduct" exception does not apply to certain property, such as certain intangible property and inventory (and similar property described in Code Section 1221(1) and (3)). For purposes of applying these rules to a transfer of a partnership interest, such transfer generally is treated as a transfer of a pro-rata share of the assets of the partnership represented by such interest.

          IGC will transfer property to IGP Group, directly and indirectly through subsidiary partnerships, that is currently used or is expected to be
used in a rental business in Puerto Rico.   Puerto Rico land that will not be
used in the rental business and that is instead held for sale to customers will not qualify for the "active conduct" exception to the general gain recognition rule. Such land has been transferred to American Land, a domestic corporation, indirectly through the Class B interest in IGP.

          The determination of whether appreciated assets that are transferred to a foreign corporation qualify for the "active conduct" exception to the general gain recognition rule is made on the basis of all of the facts and circumstances. Property generally will be considered to be used in the "active conduct" of a leasing business for purposes of this exception if: (1) the lessor, through its own officers or staff of employees, performs substantial marketing, customer service, repair and maintenance, and other substantial operational activities with respect to the leased property; (2) the property is not used in the United States; and (3) the transferee has need for substantial investment in assets of that type. ACPT, IGP Group and IGP have represented that IGP and its employees will continue to provide management and operational services for the Puerto Rico Apartment Partnerships in substantially the same manner as they do at present. Counsel will not monitor compliance with such representations. Whether the transfer will qualify for the "active conduct" exception will depend on the extent and nature of the services to be provided in the future, and on the application of general rules to a more complex ownership structure than was anticipated in such rules. For example, it is clear that in the case of a transfer of a partnership interest, the "active conduct" test is applied by "looking through" the partnership to the underlying assets. It is less clear whether the "look through" approach also applies to the activities conducted by the employees of the partnership, and how such a rule would apply in the case of tiered partnerships.

          There can be no assurances that the IRS will not successfully challenge whether all, or a portion, of the appreciated assets transferred directly or indirectly to IGP Group will qualify for the "active conduct" exception and seek to apply the general rule that gain is recognized on such transfers to the extent that the fair market value of such property exceeds its adjusted tax basis. In addition, there can be no assurances that the IRS will not successfully challenge whether any of the LDA assets transferred to American Land indirectly through the Class B interests in IGP will be treated as a transfer to a foreign corporation that is subject to the recognition of gain to the extent that the fair market value of such property exceeds its adjusted tax basis. In either event, the amount of gain that would be recognized by IGC would be significant and each IGC Unitholder would be required to include its share of such gain.

          Although IGC generally is required to distribute at least 55% of its taxable income to the Unitholders, IGC may satisfy this obligation with a distribution of property other than cash (such as the Common Shares). If IGC does not distribute sufficient cash to pay the Unitholder's tax liabilities with respect to the Unitholder's share of IGC's taxable income, the Unitholder may have to use funds from other sources or sell the property distributed by IGC, including Common Shares. Sale of Common Shares may give rise to taxable gain. See "Income Tax Considerations -- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders --Sale or Exchange of Common Shares."

          In addition, following the Restructuring it is possible that IGC may recognize taxable income without receiving sufficient cash to enable IGC to make a distribution to the IGC Unitholders in an amount at least equal to the IGC Unitholder's tax liability arising from their share of IGC taxable income. Further, it is possible that IGC may not make a cash distribution regardless of whether significant cash is available or regardless of any obligations to make such a distribution.

FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION.

          A Shareholder will not recognize gain or loss upon receipt of Common Shares in the Distribution. Gain is not recognized on a distribution of property from a partnership to a partner except to the extent that any money distributed exceeds the adjusted basis of such partner's interest in the partnership immediately before the distribution.

          Generally, a distribution of a "marketable security" is treated as a distribution of money equal to the fair market value of such marketable security, for purposes of determining whether gain is recognized on such distribution. The amount treated as money upon a distribution of a marketable security is reduced by the excess of the distributee partner's proportionate share of (i) net gain that would be recognized if all of the partnership's marketable securities would have been sold immediately before the distribution, over (ii) net gain that would be recognized if all of the partnership's marketable securities would have been sold immediately after the distribution. However, these provisions do not apply to the distribution of a marketable security if the security was acquired by the partnership in a nonrecognition transaction and (1) the value of any marketable securities and money exchanged by the partnership in the nonrecognition transaction is less than 20% of the value of all the assets exchanged by the partnership in the nonrecognition transaction, and (2) the partnership distributed the security within five years of either the date the security was acquired by the partnership or, if later, the date the security became marketable. The Common Shares should qualify for this exception because they were acquired by IGC in nonrecognition transactions pursuant to the Asset

Transfers within the applicable five year period and IGC has represented that the value of money and marketable securities was less than 20% of the value of all assets exchanged. If so, the Distribution of Common Shares will not be treated as a distribution of money under these provisions.

          A Shareholder's initial tax basis in his or her Common Shares generally will be equal to IGC's tax basis in those Common Shares. If, however, IGC's tax basis in those Common Shares exceeds the Shareholder's adjusted tax basis in his or her IGC Units, the Shareholder's initial tax basis in his Common Shares generally will be equal to his or her adjusted tax basis in his or her IGC Units immediately before the Distribution reduced by any money received in the Distribution. Each Shareholder's adjusted tax basis in his or her IGC Units will be reduced by an amount equal to his or her initial basis in the Common Shares.

          A Shareholder's holding period for the Common Shares will include IGC's holding period for those Common Shares. ACPT will provide Shareholders with information on the holding period of Common Shares received in the Distribution. IGC will not recognize gain or loss upon the Distribution.

          A Shareholder who receives cash in lieu of fractional Common Shares will recognize gain. The amount of gain recognized will not exceed the amount of cash received. ACPT will provide Shareholders with information indicating the amount of any gain which must be recognized on the receipt of cash in lieu of fractional Common Shares.

FEDERAL INCOME TAXATION OF ACPT AND SHAREHOLDERS.

     General.
     -------

          As a partnership for federal income tax purposes, ACPT is not subject to federal income tax. ACPT has adopted the accrual method of accounting and has adopted the calendar year as its taxable year.

          Each item of ACPT's income, gain, loss, deduction or credit will flow through to the Shareholders. Each Shareholder must report his or her allocable share of these items on his or her individual tax return. Such items are allocated among the Shareholders in accordance with their interest in ACPT and for the period for which each Shareholder holds his or her interest. ACPT must furnish each Shareholder of record, on the form prescribed by the IRS, the information necessary to prepare the Shareholder's federal income tax returns with respect to income derived from his or her interest in ACPT.

          Each Shareholder is taxed on his or her allocable share of ACPT's taxable income or loss, without regard to distributions of cash or property from ACPT to the

Shareholder. Although ACPT is obligated under its Declaration of Trust to distribute annually to Shareholders, in cash and/or property, an amount equal to 45% of the net taxable income of ACPT allocated to Shareholders less the amount of certain taxes paid by ACPT, there can be no assurance that ACPT will distribute to a Shareholder sufficient cash for the Shareholder to satisfy his or her federal income tax liability with respect to his or her allocable share.

          It is anticipated that ACPT's income will consist almost entirely of dividends from American Rental, American Land, American Management, and IGP Group.

     Tax Basis of Common Shares.
     --------------------------

          A Shareholder's initial tax basis in his or her Common Shares generally will be equal to IGC's tax basis in those Common Shares (unless IGC's tax basis in the Common Shares exceeds the Shareholder's tax basis in his or her IGC Units). See "--Federal Income Tax Consequences of the Distribution." The Shareholder's tax basis will be increased by (i) his or her allocable share of ACPT's income (including income that is not taxable) and (ii) his or her share of any increase in non-recourse liabilities incurred by ACPT (i.e., any liability of ACPT for which no partner has any personal liability). The Shareholder's tax basis will be reduced (but not below zero) by (i) any cash distributed to the Shareholder; (ii) ACPT's tax basis in any property distributed to the Shareholder; (iii) the Shareholder's allocable share of ACPT's losses; (iv) his or her share of any decrease in non-recourse liabilities incurred by ACPT; and (v) his or her share of non-deductible expenditures of ACPT that are not properly chargeable to capital. There may be other special situations affecting the tax basis.

     Income and Loss Allocations.
     ---------------------------

          The manner in which items of ACPT's income, gains, losses, deductions, credits and other tax items are allocated among the partners (including the Shareholders) pursuant to the provisions of the Declaration of Trust is described in detail above. Such allocations are recognized for federal income tax purposes if (i) they are in accordance with the partners' respective interests in ACPT or have "substantial economic effect" within the meaning of the Code and applicable Regulations, and (ii) they are applied without retroactive effect.

          ACPT's allocations to the Shareholders pursuant to the Declaration of Trust will be recognized for federal income tax purposes to the extent that such allocations do not result in the Shareholders having deficits in their capital accounts. It is not anticipated that ACPT will generate, nor is it an objective of ACPT to generate, losses that could result in deficit capital accounts. However, it is possible that ACPT could make a distribution that causes a Shareholder to have a deficit capital account.

          If any allocation of ACPT's items pursuant to the Declaration of Trust is determined not to be in accordance with the Shareholders' interests in ACPT (or otherwise not to have "substantial economic effect" under the Code and Regulations), then ACPT's items would be allocated among the partners in accordance with their "interests in ACPT" based on all the relevant facts and circumstances. Such a determination could result in the income, gains, losses, deductions, or credits allocated under the Declaration of Trust being reallocated. Such reallocation, however, would not affect distributions under the Declaration of Trust. Thus, such a reallocation could result in an increased share of taxable income being allocated to a Shareholder, without any corresponding increase in cash distributions over those contemplated in the Declaration of Trust.

          The Declaration of Trust authorizes the Board of Trustees to make any changes in ACPT's allocation provisions determined to be necessary under the Regulations in order for ACPT's allocation provisions to be respected for federal income tax purposes. It is possible that such a change in the allocation provisions could result in additional taxable income being allocated to existing Shareholders, without any corresponding increase in cash distributions to such Shareholders. However, no provision may be added that would require the Shareholders to restore negative capital accounts. In addition, in implementing any such change, the Board of Trustees is to use its best efforts to ensure that the underlying economic arrangement intended by the Declaration of Trust -- that all distributions and allocations be in accordance with percentage interests in ACPT -- is preserved to the extent practicable.

     Coordination of  Allocations and Distributions.
     ----------------------------------------------

          ACPT has adopted the daily closing-of-the-books convention in allocating ACPT's income and loss. In addition, ACPT, American Land, American Management, American Rental, and IGP Group expect to coordinate the declaration and payment of dividends and other distributions from such entities in such a manner that all dividends will be paid by the lower-tier entities to ACPT on the same day that ACPT declares a dividend to the Shareholders of record on such date. Thus, each Shareholder's dividend distribution from ACPT will correspond with their allocable share of ACPT's taxable income associated with the receipt of dividends from the other entities. If dividends are not so coordinated, it is possible that if a Shareholder sells or otherwise disposes of his or her Common Shares prior to a record date, ACPT would make the cash distributions to the Shareholder's transferee even though the Shareholder would be taxed on the income.

          U.S. Shareholders that own (after application of certain attribution rules) 10% or more of the Common Shares ("10% Shareholders") may be required to include in income certain amounts earned by IGP Group even where IGP Group does not actually distribute these amounts to ACPT. Therefore, 10% Shareholders should consult their own tax advisors regarding the tax consequences of the Distribution, holding and disposition of Common Shares.

     Section 704(c) Allocations.
     --------------------------

          Under Section 704(c) of the Code, tax items relating to the unrealized gain (or loss) ("Precontribution Gain (or Loss)") with respect to property contributed ("Contributed Property") by a partner ("Contributing Partner") to a Partnership must be allocated to the Contributing Partners when the partnership sells or otherwise disposes of its interests in the Contributed Property. The Precontribution Gain (or Loss) is generally equal to the difference between the fair market value of the Contributed Property at the time of the contribution and the Contributing Partner's tax basis in the property at that time.

          The Board of Trustees will determine the amount of Precontribution Gain (or Loss) allocable to each asset originally contributed to IGC or contributed by IGC to ACPT, and each Shareholder's share thereof. These determinations may affect substantially the amount and timing of gain or loss recognized by Shareholders in the event that ACPT were to sell its interest in American Land, American Management, American Rental, or IGP Group.

     Section 754 Election.
     --------------------

          ACPT will not make an election under Section 754 of the Code to adjust the tax basis of its property upon sales and certain other transfers of Common Shares (Section 743 of the Code) or in the event of a distribution of property to the Shareholders (Section 734 of the Code). Therefore, persons who purchase Common Shares from Shareholders will not receive a special basis adjustment with respect to their share of property held by ACPT to reflect the purchase price of such Common Shares. Thus, if ACPT sells all or a portion of its interests in the lower-tier entities, a Shareholder who purchases Common Shares after the Distribution will recognize his or her proportionate share of ACPT's gain or loss regardless of whether such gain or loss is attributable to appreciation or depreciation in the value of the interests sold by ACPT that occurred before the Shareholder acquired its Common Shares. If ACPT were to sell its interests in American Land, American Management, American Rental, or IGP Group, the proportionate share of the gain or loss recognized by a Shareholder could vary depending on whether or not such Shareholder purchased its Common Shares from a person that originally contributed property to IGC. It is possible that in certain circumstances, the trading market for the Common Shares could be adversely affected because the Common Shares were not fungible.

     Passive Loss and Income.
     -----------------------

          It is not anticipated that ACPT will have a taxable loss for any taxable year. All of ACPT's gross income from dividends (including all distributions from American Rental) or from the disposition of ACPT's interests in the lower-tier entities will constitute "portfolio income" and will not be included in "passive activity gross income" under the rules relating to restrictions on passive activity losses.

     Taxation of Foreign Investors.
     -----------------------------

          The rules governing federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships and other foreign Shareholders (collectively, "Non-U.S. Shareholders") are complex and no attempt will be made herein to discuss such rules. Prospective Non-U.S. Shareholders should consult with their own tax advisers to determine the impact of federal, state and local income tax laws with regard to an investment in Common Shares, including any reporting requirements, as well as the tax treatment of such an investment under the laws of their home country.

     Taxation of Shareholder Distributions Other than in Liquidation.
     ---------------------------------------------------------------

          A Shareholder will not recognize taxable income when he or she receives a cash distribution from ACPT if the amount of the distribution does not exceed the Shareholder's tax basis in his or her Common Shares. See "-- Tax Basis of Common Shares." Because of the coordination of the declaration and payment of dividends and other distributions between ACPT and the entities in which it holds an interest, each Shareholder's basis in its Common Shares should be increased by the Shareholder's share of ACPT's taxable income associated with the receipt of a cash distribution from ACPT. See "-- Coordination of Allocations and Distributions." Generally, ACPT anticipates that the increase in basis should be equal to the amount of the cash distribution. However, if the cash distributed to the Shareholder exceeds the Shareholder's tax basis in his or her Common Shares, the excess will be taxable to the Shareholder as though it were gain on the sale or exchange of his or her Common Shares. See "-
- Sale or Exchange of Common Shares." A Shareholder generally will not recognize income upon receipt from ACPT of a distribution of property other than a distribution of money or a disproportionate distribution of marketable securities. A distribution may reduce the Shareholder's tax basis in his or her Common Shares. See "-- Tax Basis of Common Shares."

     Foreign Tax Credit.
     ------------------

          If IGP Group and the Puerto Rico Apartment Partnerships qualify for "pass-through" treatment as special partnerships for Puerto Rico income tax purposes under Puerto Rico law, they will not be subject to income tax in Puerto Rico. Instead, IGP Group's income (primarily in the form of rental payments with respect to apartments and other real property located in Puerto Rico and including IGP Group's share of the income of each of the Puerto Rico Apartment Partnerships) will be taxable to ACPT. ACPT will be treated as a foreign corporation for Puerto Rico income tax purposes and will be subject to Puerto Rico income tax on its allocable share of IGP Group's income. See "Certain State Income Tax and Puerto Rico Income Tax Considerations -- Certain Puerto Rico Income Tax Considerations." To the extent that ACPT pays Puerto Rico taxes with respect to its Puerto Rico source income, the Shareholders will be considered to have paid their allocable share of such Puerto Rico tax which, as discussed below, may give rise to a foreign tax credit or a deduction for federal income tax purposes. However, if IGP Group were treated as a corporation for Puerto Rico tax purposes, it would be subject to Puerto Rico income tax on its Puerto Rico source income and the Puerto Rico income tax paid by IGP Group would not be treated as taxes paid by ACPT and would not give rise to foreign tax credits or deductions to the Shareholders. In addition, such foreign tax credits or deductions generally would not be available to the Shareholders if ACPT were treated as a corporation for U.S. tax purposes, regardless of how IGP Group is treated for Puerto Rico tax purposes.

          For United States tax purposes, each Shareholder will be considered to have paid his or her allocable share of any Puerto Rico income taxes paid by ACPT. Puerto Rico taxes treated as paid by such Shareholder or allocable to such Shareholder will be considered foreign income taxes paid by such Shareholder with respect to which such Shareholder may claim a foreign tax credit (subject to applicable limitations) or a deduction for United States federal income tax purposes. The limitation on the foreign tax credit is designed to ensure that a United States taxpayer cannot use foreign taxes to offset more of that taxpayer's United States tax liability for a taxable year than is attributable to foreign source income (e.g., because the effective rate is higher than United States rates). For certain Shareholders, the marginal Puerto Rico income tax rate may be higher than the marginal United States tax rate. Accordingly, for Shareholders whose only source of foreign income is ACPT, the taxes payable to Puerto Rico by ACPT might not be fully creditable as a result of this limitation under the Code. Taxable income of ACPT for federal income tax and Puerto Rico income tax purposes also may differ because each tax is calculated under the respective tax accounting and entity classification provisions of the jurisdictions that in some cases are not the same. For example, for Puerto Rico income tax purposes IGP Group intends to qualify as a special partnership and the tax items of IGP Group would then flow through to ACPT for Puerto Rico income tax purposes as a distributive share of income whether or not cash is distributed. However, for federal tax purposes, IGP Group is treated as a corporation and none of IGP Group's tax items will flow through to ACPT and ACPT generally will treat cash distributed from IGP Group as a dividend.

          The foreign tax credit limitations must also be computed separately for certain categories of income. For example, separate computations generally would be made for passive income such as dividends and for "active" income earned in the conduct of a trade or business. The basic limitation is that the foreign tax credit claimed with respect to a particular category of income cannot exceed the amount of United States taxes imposed with respect to the taxpayer's worldwide income multiplied by a fraction, the numerator of which is the total foreign source taxable income in that category and the denominator of which is the total amount of the taxpayer's worldwide income.

          A Shareholder's Puerto Rico source income with respect to his or her ownership of Common Shares likely will consist of the Shareholder's distributive share of dividends from IGP Group under federal income tax rules. In contrast, the Shareholder's distributive share of ACPT's Puerto Rico taxes will have been paid in accordance with applicable Puerto Rico tax rules with respect to ACPT's distributive share of the rental and other income earned by IGP Group and the Puerto Rico Apartment Partnerships. For foreign tax credit limitation purposes, the amount and category of foreign source income is determined under United States tax principles even though Puerto Rico taxed the income earned there according to its own rules. Since the United States recognizes IGP Group as a corporation and not as a partnership, the Shareholders' foreign source income from ACPT for foreign tax credit limitation purposes likely will be passive income in the amount of the Shareholder's distributive share of the dividends paid to ACPT by IGP Group. The amount of foreign taxes paid with respect to a particular category of income includes only those foreign taxes related to income in that category. The IRS will likely associate the Shareholders' distributive shares of the Puerto Rico taxes paid by ACPT with the Shareholders' shares of the dividends paid by IGP Group to ACPT. Thus, a Shareholder's distributive share of Puerto Rico taxes likely will be allocated to the passive income category for purposes of determining the foreign tax credit limitation.

          However, there is a risk that the IRS may instead treat the Puerto Rico tax as associated with the "general limitations" category (and not the passive income category) because it is associated with "active" income that generally would not be subject to tax under United States tax rules (i.e.,
                                                                     ----
because the United States does not generally tax shareholders on the undistributed income of the corporations in which they invest). In this case, the Puerto Rico tax would be treated as imposed with respect to "general limitations" income, but a Shareholder may not be eligible for a foreign tax credit with respect to this tax unless he or she has other foreign source taxable "general limitations" income against which to apply the credit.

     Termination of ACPT for Tax Purposes.
     ------------------------------------

          If 50% or more of the capital and profits interests in ACPT are sold or exchanged within a twelve-month period, ACPT will be deemed to have been terminated for federal income tax purposes. In this regard, however, a Common Share that changes hands several times during a twelve-month period will be counted only once for purposes of determining whether a termination has occurred.

          If ACPT is considered to have terminated, ACPT would be deemed to have contributed its assets and liabilities to a new partnership in exchange for an interest in the new partnership, and immediately thereafter the terminated partnership would be deemed to have distributed the interests in the new partnership to the Shareholders of record as of the date of the termination.

          Generally, a Shareholder would not recognize any taxable gain or loss as a result of the deemed pro rata distribution of new partnership interests incident to a constructive termination of ACPT. See "-- Federal Income Tax Considerations --Federal Income Taxation of ACPT and Shareholders -- Dissolution of ACPT." If the Shareholder's taxable year were other than the calendar year, the inclusion of more than one year of ACPT's income in a single taxable year of the Shareholder could result. Finally, a termination of ACPT could cause ACPT or its assets to become subject to any unfavorable statutory or regulatory changes enacted prior to the termination but previously not applicable to ACPT or its assets because of protective "transitional" rules. There could be other federal income tax consequences, favorable and unfavorable, resulting from a termination of ACPT.

          Under the 1997 Act, regulatory authority was granted to provide for gain recognition on a transfer of appreciated property to a partnership in cases where unrealized gain could be transferred to a foreign partner. It does not appear that this provision would apply to ACPT or the Shareholders. However, no regulations have been issued under this provision.

     Backup Withholding.
     ------------------

          Distributions to Shareholders whose Common Shares are held on their behalf by a "broker" may constitute "reportable payments" under the federal income tax rules regarding "backup withholding." Backup withholding, however, would apply only if (i) the Shareholder failed to furnish his or her Social Security number or other taxpayer identification number ("TIN") to the "payor" (e.g., the "broker"), (ii) the IRS notified the payor that the Shareholder furnished an incorrect TIN, (iii) there were a "notified payee certification failure" as described in the Code, or (iv) there were a failure by the Shareholder to certify that he or she is not subject to backup withholding. If backup withholding were applicable to a Shareholder, the payor would be required to withhold 31% of each distribution to such Shareholder and to pay such amount to the IRS on behalf of such Shareholder. The amount withheld pursuant to backup withholding is not itself an additional tax. Rather, the tax liability of the Shareholder subject to backup withholding will be credited with the amount of tax withheld.

     Sale or Exchange of Common Shares.
     ---------------------------------

          A Shareholder will realize gain or loss on a sale or other disposition of his or her Common Shares based on the difference between the amount realized on the sale and the Shareholder's adjusted tax basis for the Common Shares. The amount realized includes the Shareholder's share of ACPT's liabilities. A selling Shareholder's tax basis in the Common Shares will be adjusted for the amount of income or loss allocable to, and distributions made to, such Shareholder in the taxable year in which the disposition occurs. See "-- Tax Basis of Common Shares." To the extent the gain or loss is not treated as ordinary income or loss under the rules described below, the gain or loss ordinarily will be treated as capital gain or loss and a long-term capital gain or loss if the holding period for the Common Shares is more than one year.

          The gain or loss may give rise to ordinary income or loss to the extent it is attributable to "inventory items" or "unrealized receivables" (as defined in Section 751 of the Code). "Unrealized receivables" include rights to payment for services rendered or to be rendered, franchises, trademarks, Section 1245 property, Section 1250 property and stock in certain foreign corporations as described in Section 1248.

          Under an IRS ruling, a Shareholder might be required to maintain an aggregate adjusted tax basis in all of his or her Common Shares even if the Shareholder acquired Common Shares in separate transactions. If this rule applies to Shareholders, when a Shareholder disposes of a portion of his or her Common Shares, the Shareholder would have to allocate his or her aggregate tax basis between the disposed-of Common Shares and the retained Common Shares by some equitable apportionment method. In that case, it effectively would preclude a Shareholder from controlling the timing of the recognition of the inherent gain or loss in his or her Common Shares by selecting specific Common Shares for sale. It is unclear how a Shareholder would determine the holding period of the disposed-of Common Shares in such circumstances. Because of the uncertainties relating to the holding period and basis, a Shareholder considering a subsequent purchase of additional Common Shares should consult his or her own tax advisor as to the possible consequences of the subsequent purchases.

          The trading market for Common Shares could be adversely affected by the lack of a special basis adjustment for purchasers of Common Shares because ACPT will not make an election under Code Section 754.

     Dissolution of ACPT.
     -------------------

          Upon the dissolution and liquidation of ACPT, any assets remaining after payment of, or provision for payment of, ACPT's debts and liabilities will be distributed to ACPT's partners (including Shareholders) of record first in proportion to the positive balances in their capital accounts and then pro rata in accordance with their percentage interests. It is anticipated that the Shareholders' capital accounts and percentage interests will be in proportion to the Shareholders' Common Shares and that liquidating distributions will therefore be pro rata in accordance with Common Shares.

          A Shareholder generally will not recognize gain or loss on a liquidating distribution. However, a Shareholder will recognize gain to the extent that the shareholder receives money (including his proportionate share of any reduction in ACPT's non-recourse liability) in excess of his or her basis in the Common Shares. The gain will be a capital gain, except to the extent of any "unrealized receivables" and "inventory items." See "-- Federal Income Tax Considerations -- Federal Income Taxation of ACPT and Shareholders -- Sale or Exchange of Common Shares."

          A Shareholder may recognize a capital loss on liquidation only if the Shareholder receives only money, "unrealized receivables," and "inventory items." The loss may not exceed the difference between (i) the Shareholder's adjusted tax basis in his or her Common Shares and (ii) the sum of (x) the amount of money received and (y) his or her tax basis of such unrealized receivables and inventory items. If the Shareholder also receives any property other than money, unrealized receivables or inventory items, he or she will not recognize any loss upon the distribution. He will have a tax basis in the property received in liquidation equal to his or her adjusted tax basis in his Common Shares reduced by any money distributed to the Shareholder.

     Puerto Rico Shareholders.
     ------------------------

          Individuals who are bona fide residents of Puerto Rico during the entire taxable year ("Puerto Rico Residents") will be subject to United States income tax at applicable United States rates with respect to their allocable share of ACPT's income derived from United States sources. A corporate Shareholder organized under the laws of Puerto Rico ("Puerto Rico Corporation") will be subject to United States income tax at applicable United States rates with respect to its allocable share of ACPT's income that is effectively connected with the conduct of a United States trade or business. A Puerto Rico Corporation will generally be subject to a 30% tax on its allocable share of ACPT's "fixed or determinable annual or periodic gains, profits, and income" from United States sources. Distributions made by IGP Group to ACPT should not be United States source income or effectively connected with a United States trade or business. ACPT generally is required to withhold U.S. tax at the rate of 30% with respect to a Puerto Rico Resident's or a Puerto Rico Corporation's allocable share of dividends received from American Land, American Management, or American Rental.

          Under the Foreign Investment in Real Property Tax Act of 1980, as amended ("FIRPTA"), ACPT must withhold 35% of the amount of a Puerto Rico Corporation's allocable share of ACPT's gain from the sale of a United States real property interest ("USRPI"), including a disposition of an interest in certain entities where over 50 % of the value of such entity's assets consist of U.S. real property interests. A USRPI generally is an interest in real property located in the United States or Virgin Islands. An interest in a "domestically-controlled REIT" is not a USRPI. The term "domestically-controlled REIT" means a REIT in which at all times during a specified testing period (generally, the lesser of the 5-year period ending on the date of the disposition or the period in which the REIT was in existence) less than 50% in value of the stock was held directly or indirectly by foreign persons.

          Any distribution by a REIT to a non-resident alien individual or foreign corporation, to the extent attributable to gain from sales or exchanges by the REIT of USRPI, is treated as gain recognized by such non-resident alien individual or foreign corporation from the sale or exchange of a USRPI. Puerto Rico Residents and Puerto Rico Corporations will be subject to withholding on amounts attributable to capital gains dividends distributed by American Rental. In certain circumstances, a distribution of a USRPI to the Shareholders could give rise to a recognition of any unrealized gain (the excess of the fair market value over basis) of the USRPI distributed, multiplied by the "foreign ownership percentage". The term "foreign ownership percentage" means that percentage of the stock of the REIT which was held (directly or indirectly) by foreign persons at the time during the applicable testing period during which the direct and indirect ownership of stock by foreign persons was greatest.

          The United States Department of the Treasury may promulgate Regulations reducing the withholding rate to 28%, probably only in the case of individuals. Future Regulations also may require ACPT to withhold 10% of the fair market value of any USRPI that is distributed to a foreign person if the transaction would constitute a taxable distribution under FIRPTA.

          A Puerto Rico Resident generally will be subject to United States tax on the gain or loss resulting from the disposition of a Common Share only to the extent that the gain or loss is from United States sources. As a general rule, any gain or loss from the disposition of personal property is not United States source income if the seller is not a United States resident. For most purposes, partnership interests are regarded as personal property. However, it is possible that a disposition of a partnership interest would be considered a disposition of partnership assets rather than partnership interests. The IRS has ruled that a partner was subject to United States tax on the gain or loss resulting from the disposition of a partnership interest to the extent that the partner's allocable share of the partnership's unrealized gain or loss is effectively connected with a United States trade or business when the partnership was engaged in a United States trade or business through a fixed place of business or a permanent establishment and was not a publicly traded partnership. The ruling does not indicate whether the same holding would obtain in the case of a disposition of an interest in a publicly traded partnership or whether gain or loss on such an interest would be sourced as United States or foreign, based on the assets and activities of the partnership. If the holding were to apply, Puerto Rico Residents and Puerto Rico Corporations disposing of Common Shares could be subject to tax with respect to unrealized gain or loss in the stock of one or more of the four entities whose stock ACPT controls but only to the extent that more than 50% of the entity's assets consist of USRPIs. Generally, the determination of the residence of the seller is made at the partner level, except as provided in Regulations that have not yet been promulgated. Legislative history indicates that Regulations may provide that the determination will be made at the partnership level in the case of a publicly traded partnership.

          In general, Puerto Rico Corporations that have gain from the sale of Common Shares are subject to United States taxation at capital gains rates only if the gain is effectively connected with the conduct of a United States trade or business. Under FIRPTA, if a Common Share is considered a USRPI, the gain or loss from the disposition of the Common Share is treated as effectively connected with a trade or business conducted in the United States. A Common Share will be considered a USRPI generally if at any time during the five-year period preceding the disposition (i) the Puerto Rico Corporation owns directly or by attribution more than 5% of ACPT's Common Shares and (ii) the fair market value of ACPT's USRPIs was at least 50% of the fair market value of ACPT's worldwide real property interests and ACPT's other assets used in a trade or business.

          As discussed above, if ACPT becomes engaged in a United States trade or business through a fixed place of business or a permanent establishment, any gain or loss recognized by a Puerto Rico Corporation upon the disposition of a Common Share may be treated as effectively connected with the conduct of a United States trade or business to the extent that the Shareholder's allocable share of ACPT's unrealized gain or loss is effectively connected with such United States trade or business.

     Certain Federal Income Tax Consequences to Tax Exempt Organizations.
     -------------------------------------------------------------------

          Virtually all of ACPT's taxable income will consist of dividends (including REIT dividends). Therefore, a tax exempt entity that is a Shareholder generally will not be subject to tax on distributions from ACPT or gain realized on the sale of Common Shares. However, there are circumstances where a tax exempt entity may be subject to tax. For example, a tax exempt entity may be subject to tax to the extent that it has financed the acquisition of its Common Shares with "acquisition indebtedness" within the meaning of the Code. Consequently, tax exempt entities should consult their own tax advisors regarding the Distribution, and the holding and disposition of Common Shares.

     Information Return Filing Requirements.
     --------------------------------------

          A Shareholder who sells or exchanges a Common Share must notify ACPT of such transaction in writing within 30 days of the transaction (or, if earlier, by January 15 of the year following the calendar year in which the transaction occurs). The transferor Shareholder does not have to notify ACPT if a broker must provide an information return under Section 6045 of the Code. The transferor Shareholder must provide (i) his name and address and the name and address of the transferee; (ii) his TIN and, if known, the transferee's TIN; and
(iii) the date of the sale or exchange. If a transferor Shareholder fails to notify ACPT, he or she may be subject to a $50 penalty for the failure.

          In addition, ACPT must notify the IRS of any sale or exchange of a Common Share (of which ACPT was notified or had knowledge). ACPT does not have to notify the IRS if a broker must provide an information return under Section 6045 of the Code. If ACPT knows of a sale or exchange but does not know who is the beneficial owner of the Common Shares, it may treat the record-holder as the transferor or the transferee as the case may be. ACPT must report to the IRS the names, addresses, and TINs of ACPT, the transferee and the transferor, the date of the transaction, and any additional information required by the applicable information return or its instructions. ACPT also must provide that information to the transferor and the transferee. In addition, ACPT must inform the transferor and the transferee that this information has been given to the IRS, that a portion of any gain or loss must be treated as ordinary income or loss and that the transferor is required to attach a statement relating to the sale or exchange to his or her income tax return.

          If ACPT fails to furnish the required information to the transferor or the transferee, it may be subject to a penalty of $50 per failure up to an annual maximum of $100,000. If ACPT fails to provide the required information to the IRS, ACPT would be subject to a penalty of $50 per failure up to an annual maximum of $100,000. Because ACPT will be a publicly traded partnership, it is uncertain whether ACPT will be able to comply with these requirements in every instance.

     Electing Large Partnerships.
     ---------------------------

          Partnerships with 100 or more partners generally are permitted to make an irrevocable election ("Electing Large Partnerships") to be subject to certain simplified "flow through," reporting, and audit provisions for federal income tax purposes for partnership tax years beginning after December 31, 1997. Electing Large Partnerships are subject to special rules for the computation, treatment, and reporting of certain partnership tax items. In addition, Electing Large Partnerships are subject to special rules relating to the administrative and judicial review of adjustments with respect to partnership tax items, and relating to the liability of partners for the payment or refund of federal income taxes resulting from such an adjustment. ACPT has no current plans to make an election to be subject to the rules applicable to Electing Large Partnerships.

     Audit of Partnership Tax Returns and Further Proceedings.
     --------------------------------------------------------

          Although ACPT is not required to pay any federal income tax, it is required to file an information tax return for each taxable year setting forth its income, gains, losses, deductions, credits, tax preference items and its other applicable tax attributes. The IRS may audit the tax treatment of ACPT's items of income, loss, deduction, and credit at the partnership level in a unified administrative proceeding. The

IRS will make any adjustments it believes to be appropriate. An audit of ACPT may also result in the audit of a Shareholder's tax return, which may not be restricted to adjustments to items of ACPT.

          The IRS is required to mail a notice at the outset of the administrative proceeding and at the time of any adjustment to: (i) any Shareholder who has at least a 1% interest in ACPT's profits, (ii) any Shareholder designated by a "notice group," and (iii) the "Tax Matters Partner" of ACPT. A notice group is any group of Shareholders who have an aggregate profits interest in ACPT of at least 5% and have designated a Shareholder to receive separate notice on behalf of the group. The Trustee will be ACPT's Tax Matters Partner. As the Tax Matters Partner, the Trustee will receive notice on behalf of, and will provide notice to, those Shareholders who have an interest of less than 1% in ACPT's profits. The Trustee may extend the statutory period of limitations for assessment of adjustments attributable to "partnership items" and may enter into a binding settlement with the IRS. The Trustee's settlement will be binding on a Shareholder unless the Shareholder (i) has at least a 1% interest in ACPT's profits, (ii) is a member of a notice group, or (iii) notifies the IRS that the Trustee is not authorized to act on the Shareholder's behalf.

          If the IRS and the Trustee fail to settle an audit proceeding, then the Trustee may choose to litigate the matter. In that event, the Trustee would select the court in which such litigation would occur (including a court where prepayment of the taxes is required). A Shareholder would have the right to participate in such litigation and would be bound by the outcome of the litigation even if the Shareholder elected not to participate. Because the Shareholders would be affected by the outcome of any administrative or judicial proceedings with respect to ACPT, the Trustee will provide the Shareholders with appropriate notices of federal income tax proceedings with respect to ACPT. Shareholders who wish to pursue their own contest are free to do so at their own expense. Each Shareholder should consult with his or her tax advisor with respect to the impact of these procedures on his or her particular case.

     Penalty for Substantial Understatement; Deduction of Interest.
     -------------------------------------------------------------

          If there is a "substantial understatement" of his or her tax liability, a Shareholder may be liable for a penalty equal to 20% of the underpayment of tax resulting from the substantial understatement. There will be substantial understatement if the Shareholder fails to report the greater of $5,000 ($10,000 for certain corporations) or 10% of the tax required to be shown on the return for the taxable year. In determining whether a Shareholder's tax liability has been substantially understated, a Shareholder's items of income and loss arising from ACPT, as well as items of income and loss from other activities, will be taken into account. For this purpose, the amount of an understatement does not include any portion of the understatement (i) for which there existed "substantial authority" for the position of the taxpayer or (ii) for which the taxpayer "adequately disclosed" the relevant facts on his or her return and there was a "reasonable basis" for the tax treatment.

          ACPT anticipates that its tax returns will be prepared in a manner that will not result in the imposition of the 20% penalty. However, due to the complexity involved in applying the tax laws to particular transactions and the fact that the determination of whether a particular Shareholder's tax liability is substantially understated is dependent on the Shareholder's individual circumstances, there can be no assurance that the substantial understatement penalty could not be imposed on a Shareholder with respect to items arising from ACPT. Any interest imposed on the tax deficiencies of individuals is "personal" interest that will be nondeductible.


              CERTAIN STATE INCOME TAX AND PUERTO RICO INCOME TAX
                                 CONSIDERATIONS

          This section discusses certain state income tax and Puerto Rico income tax considerations applicable to the Distribution, holding and disposition of Common Shares. The following discussion of taxation is intended only as a descriptive summary and does not purport to be a complete analysis or listing of all potential state and Puerto Rico income tax effects. Shareholders may be subject to Puerto Rico, state or local tax based on their residence or ACPT's activities. INVESTORS ARE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THEIR INDIVIDUAL TAX STATUS WITH RESPECT TO THE COMMON SHARES AND ANY DISTRIBUTIONS RECEIVED THEREFROM.

CERTAIN STATE TAX CONSIDERATIONS.

          ACPT and the Shareholders may be subject to state or local taxation in various state or local jurisdictions, including those in which ACPT or the Shareholder transacts business or resides. The state and local tax treatment of ACPT and the Shareholders may not conform to the federal income tax consequences discussed above. Consequently, Shareholders should consult their own tax advisors regarding the effect of state and local tax laws on the Distribution, and the holding and disposition of Common Shares.

          In general, nonresident individuals holding interests in partnerships whose activities and assets are limited to investments in stocks and similar assets are not subject to Maryland State income tax merely because investment and similar decisions are conducted by the partnership from a Maryland location. If ACPT is found to be "doing business" in Maryland, however, nonresident Shareholders would be required to pay tax in Maryland on their distributive shares of ACPT income. Although the tax would be owed by the Shareholder, Maryland law imposes a withholding tax at the partnership level to ensure compliance. Any partnership doing business in Maryland generally is required to pay a withholding tax equal to the top marginal individual tax rate (currently 5%) of each item of net income includable in the nonresident partners' distributive share of income attributable to business carried on in Maryland.

          If ACPT is treated as having income from Maryland sources a Shareholder may be required to file a Maryland income tax return. ACPT will advise Shareholders of the amount, if any, of their share of ACPT's income that is attributable to Maryland sources.

CERTAIN PUERTO RICO INCOME TAX CONSIDERATIONS.

          This summary of Puerto Rico income tax consequences is based on the provisions of the Puerto Rico Internal Revenue Code of 1994 ("Puerto Rico Code"), as amended, applicable to taxable years after June 30, 1995, Puerto Rico Department of the Treasury ("Puerto Rico Treasury") regulations, published and private rulings and judicial decisions as currently in effect. These sources are all subject to change and such change could be applied retroactively at any time. In addition, it may be some time before Regulations or other formal guidance is issued under the Puerto Rico Code. Such Regulations could interpret the relevant law in a manner that is contrary to this discussion or contrary to the opinion of Puerto Rico Counsel (defined below) and such interpretation could be applied retroactively. Insofar as this section of the Proxy Statement/Prospectus describes Puerto Rico law, it represents the opinion of Fiddler, Gonzalez & Rodriguez, LLP ("Puerto Rico Counsel").

          No rulings have been requested from the Puerto Rico Treasury with respect to the matters discussed in this section. Puerto Rico Counsel has assisted in the preparation of, and has reviewed, the discussion in this section. Although the opinion of Puerto Rico Counsel represents Puerto Rico Counsel's best judgment as to the matters discussed herein, it does not bind the Puerto Rico Treasury or in any way constitute an assurance that the Puerto Rico income tax consequences described herein will be followed by the Puerto Rico Treasury. Puerto Rico Counsel does not purport to be expert in, or generally familiar with, the laws of any jurisdiction other than the applicable laws of the Commonwealth of Puerto Rico and, therefore, expresses no opinion as to matters not governed by such laws.

     Puerto Rico Income Tax Classification of ACPT and IGP Group.
     -----------------------------------------------------------

          IGP Group has been formed as a corporation under the General Corporation Law of 1995 of the Commonwealth of Puerto Rico. IGP Group intends to file an election and to qualify for special partnership status under the Puerto Rico Code. As a special partnership IGP Group would be treated as a partnership for Puerto Rico income tax purposes. Under current law, a special partnership is not a taxable entity and incurs no income tax liability. Instead, each partner is required to take into account in computing such partner's income tax liability such partner's allocable share of the partnership's income whether or not the partnership makes a distribution corresponding to such income. Treatment as a special partnership for Puerto Rico income tax purposes avoids the "double" income taxation that occurs when a corporation distributes its profits to its shareholders and minimizes the aggregate Puerto Rico income tax imposed on IGP Group and its subsidiaries.

          If it were determined that IGP Group is taxable as a corporation, however, the anticipated tax advantages to ACPT and the Shareholders would be materially and adversely affected. If IGP Group were classified as a corporation, the profits of IGP would be taxed to IGP Group at the applicable corporate tax rate. Moreover, distributions to ACPT would be treated as corporate distributions, taxable at ordinary income tax rates to the extent of earnings and profits, or as non-taxable returns of capital or distributions taxable at capital gains rates, depending upon the circumstances of the distribution.

          If IGP Group does not qualify as a special partnership, (i) it would be classified as a corporation under the Puerto Rico Code, (ii) it would be taxable on its profits at the applicable corporate rate, and (iii) distributions to ACPT, to the extent they arise from earnings and profits, would be taxable to the Shareholders as dividends. Treatment of IGP Group as a corporation would result in a material reduction in the anticipated cash flow to Shareholders and would have a significant adverse effect on the value of the Common Shares.

     Puerto Rico Income Taxation of the Distribution.
     -----------------------------------------------

          United States Shareholders

          Puerto Rico Counsel understands that IGC is not and will not be engaged in a trade or business in Puerto Rico for Puerto Rico income tax purposes. Accordingly, a Shareholder who is (i) either an individual resident of the United States or a corporation or partnership organized under the laws of a state of the United States, (ii) not engaged in a trade or business in Puerto Rico (a "United States Shareholder"), and (iii) not a Puerto Rico Shareholder will not recognize income upon receipt of Common Shares in the Distribution or cash in lieu of fractional shares.

          Puerto Rico Shareholders

          A Puerto Rico Shareholders is (i) an individual, estate or trust resident of Puerto Rico, or a corporation or partnership organized under the laws of Puerto Rico, or (ii) an individual, estate or trust not a resident of Puerto Rico and engaged in a trade of business in Puerto Rico, or (iii) a corporation or partnership not organized under the laws of Puerto Rico and engaged in a trade or business in Puerto Rico. To a Puerto Rico Shareholders the distribution of Common Shares and cash in lieu of fractional Share interests will be treated as a taxable distribution for Puerto Rico income tax purposes. If the value of the Common Shares and cash received in the Distribution is equal to or less than the current or accumulated earnings and profits of IGC, the value of the Common Shares and cash received will be treated as a taxable dividend. If the value of the Common Shares and cash received in the Distribution exceeds the current or accumulated earnings and profits of IGC, a portion of the value of the Common Shares and cash received in the Distribution by a Puerto Rico Shareholder will be treated as a taxable dividend. The value of the Common Shares and cash received in the Distribution in excess of the amount treated as a taxable dividend will be treated first as a return of capital to the extent of the Puerto Rico Shareholder's adjusted tax basis for Puerto Rico income tax purposes in his or her IGC Units, and then as gain from the sale or exchange of property.

          If IGC's tax basis in ACPT and cash distributed in lieu of Common Share interests is equal to or less than the current or accumulated earnings and profits of IGC, then the entire value of the Common Shares and cash received in the Distribution by a Puerto Rico Shareholder will be treated as a taxable dividend to the Puerto Rico Shareholder.

     Puerto Rico Income Taxation of ACPT.
     -----------------------------------

          Under the Puerto Rico Code, ACPT is and will be taxable as a foreign corporation. As such, it will pay Puerto Rico income tax on certain of its Puerto Rico source income, including its distributive share of IGP Group's net taxable income. ACPT may seek rulings from the Treasury to establish that under the Puerto Rico Code (i) it will be considered not to be engaged in a Puerto Rico trade or business, (ii) the tax rate at which its distributive share of IGP Group's net income will be taxed (presumably 29%) and (iii) that distributions by ACPT to United States Shareholders will not be subject to income and withholding taxes.

          Under the Puerto Rico Code ACPT will not be considered to be engaged in a Puerto Rico trade or business solely by reason of being a partner in IGP Group, and, accordingly, (i) the tax rate at which its distributive share of IGP Group's taxable income will be taxed is twenty-nine percent (29%), and (ii) the distributions by ACPT to United States Shareholders will not be subject to income and withholding taxes.

          If for purposes of the Puerto Rico Code, ACPT were treated as engaged in a trade or business in Puerto Rico, then ACPT would be subject to Puerto Rico income tax (and in certain circumstances a branch profits tax) on its distributive share of income or loss (subject to certain limitations) of IGP Group (and any other income derived by ACPT from sources within Puerto Rico or income which is effectively connected with a trade or business in Puerto Rico) at the regular graduated tax rates. Under certain circumstances, United States Shareholders would be subject to income and withholding tax on the distribution by ACPT of its earnings and profits and the redemption of Common Shares.

     Puerto Rico Income Taxation of IGP Group.
     ----------------------------------------

          IGP Group intends to qualify as a special partnership under the Puerto Rico Code. As a special partnership, IGP Group would not be subject to Puerto Rico income tax. Instead, IGP Group's partners, including ACPT, would be subject to taxation on their distributive share of IGP Group's taxable income or loss. To maintain its status as a special partnership under the Puerto Rico Code, IGP Group must derive 70% or more of its gross income from Puerto Rico sources and 70% or more of its gross income must be derived from the sale and/or lease of buildings and structures to third parties and land development, among other activities.

     Puerto Rico Counsel's Opinions of Puerto Rico Taxation of ACPT and IGP
     ----------------------------------------------------------------------
Group.
-----

          Puerto Rico Counsel is of the opinion, subject to the following assumptions and representations, that under the Puerto Rico Code, regulations promulgated thereunder, applicable private and published rulings, and judicial decisions, that IGP Group will be treated as a special partnership.

          This opinion is based on the following assumptions (i) that IGP Group duly elects to be treated as a special partnership under the Puerto Rico Code;
(ii) that at least 70% of IGP's income is and will continue to be income from the source and nature set forth in Section 1330(a) as described in the rulings issued by the Puerto Rico Treasury on November 7, 1988 and December 11, 1996;
(iii) that IGP Group's sole asset and source of income will be its interests in IGP; (iv) that IGP Group will be operated in accordance with its Articles of Incorporation, Bylaws, and this Proxy Statement/Prospectus; and (v) that IGP Group shall take such actions as may be necessary to preserve its status as a special partnership under Section 1330(a).

          The rules governing special partnerships are highly technical and require ongoing compliance with a variety of tests that depend among other things, on the nature of future partnership income. Puerto Rico counsel will not monitor IGP Group's compliance with these requirements. While IGP Group intends to satisfy these tests, no assurance can be given that IGP Group will qualify as a special partnership for any particular year, or that the applicable laws and regulations will not change and adversely affect IGP Group, ACPT and its shareholders. IGP Group's qualification as a "pass-through" entity for Puerto Rico tax purposes is based, in part, on private rulings issued by the Puerto Rico Department of Treasury in connection with IGP. These rulings are not binding on the Puerto Rico Department of Treasury and there is no guarantee that their principles will be followed in evaluating IGP Group's situation. Puerto Rico Counsel does not purport to be expert on, or generally familiar with, the laws of any jurisdiction other than the applicable laws of the Commonwealth of Puerto Rico, and, therefore, expresses no opinion as to matters not governed by such laws.

     Certain Puerto Rico Income Tax Consequences to Shareholders.
     -----------------------------------------------------------

          United States Shareholders

          The Puerto Rico Code provides that distributions by a foreign corporation or partnership (i.e. ACPT) which is not engaged in a trade or
                            ----
business in Puerto Rico will not constitute income from sources within Puerto Rico. Accordingly, under the Puerto Rico Code and provided ACPT is not engaged in a trade or business in Puerto Rico, distributions to United States Shareholders will not be subject to income and withholding taxes in Puerto Rico.

          Any gain recognized by a United States Shareholder upon a sale or other disposition of a Common Share will not be subject to Puerto Rico income tax under the Puerto Rico Code if the sale or exchange takes place outside of Puerto Rico (all rights title and interest must be transferred outside Puerto Rico, any exchange must take place outside Puerto Rico). Consequently, any gain realized by a United States Shareholder from a disposition of a Common Share on AMEX and/or the PSE will not be subject to Puerto Rico income tax under the Puerto Rico Code.

          Puerto Rico Shareholders

          Under the Puerto Rico Code, a Puerto Rico Shareholder will be taxed on a distribution from ACPT to the extent of the current or accumulated earnings and profits of ACPT. Distributions in excess of current or accumulated earnings and profits of ACPT will be treated as a return of capital to the extent of the Puerto Rico Shareholder's adjusted tax basis in his or her Common Shares, and then as gain from the sale or exchange of property. Provided that the Common Share is a capital asset in the hands of a Shareholder, the gain or loss will be a capital gain or loss and a long-term capital gain or loss if the Common Share is held for more than six months.

          Upon a sale or other disposition of a Common Share, a Puerto Rico Shareholder generally will recognize gain or loss equal to the difference between the amount realized and his or her adjusted tax basis in the Common Share, both computed applying the income tax principles of the Puerto Rico Code. Provided that the Common Share is a capital asset in the hands of a Puerto Rico Shareholder, the gain or loss will be a capital gain or loss and a long-term capital gain or loss if the Common Share is held for more than six months.

          Because ACPT will be treated as if it were a corporation for Puerto Rico income tax purposes, a Puerto Rico Shareholder's tax basis in his or her Common Shares will not be adjusted as a result of income or loss recognized by ACPT.

                 DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

          The following summary of the terms of the shares of beneficial interest of ACPT does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration of Trust and Bylaws of ACPT, copies of which are exhibits to the Registration Statement of which this Prospectus is a part. See "Additional Information."

GENERAL.

          The Declaration of Trust of ACPT provides that ACPT may issue up to 10,000,000 Common Shares and 10,000,000 Preferred Shares of beneficial interest, $0.01 par value per share. Upon completion of the Restructuring, 5,200,000 Common Shares will be issued and outstanding. Assuming completion of the Private Offering, Preferred Shares also will be issued and outstanding following the Restructuring. As permitted by the Maryland Trust Law, the Declaration of Trust contains a provision permitting the Board of Trustees, without any action by the Shareholders, to amend the Declaration of Trust to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of any class of shares of beneficial interest that ACPT has authority to issue. ACPT believes that the power of the Board of Trustees to issue additional shares of beneficial interest will provide ACPT with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise.

          Although the Board of Trustees currently does not intend to do so, the Declaration of Trust permits it, without the consent of the Shareholders, to authorize ACPT to issue a class or series that could, depending on the terms of such class or series, delay, defer or prevent a transaction or a change in control of ACPT that might involve a premium price for the Common Shares and might otherwise be in the best interests of the shareholders.

          Both the Maryland Trust Law and ACPT's Declaration of Trust provide that no Shareholder of ACPT will be personally liable for any obligation of ACPT solely as a result of his status as a Shareholder of ACPT. ACPT's Bylaws further provide that ACPT shall indemnify each Shareholder against any claim or liability to which the Shareholder may become subject by reason of his being or having been a Shareholder or former Shareholder and that ACPT shall pay or reimburse each Shareholder or former Shareholder for all legal and other expenses reasonably incurred in connection with any claim or liability.

COMMON SHARES.

          All Common Shares offered hereby will be duly authorized, fully paid and nonassessable. Holders of Common Shares are entitled to receive dividends on Common

Shares if, as and when authorized and declared by the Board of Trustees of ACPT out of assets legally available therefor. Subject to the preferential rights of any other class or series of shares of beneficial interest, holders of Common Shares are entitled to share ratably in the assets of ACPT legally available for distribution to its Shareholders in the event of its liquidation, dissolution or winding-up after payment of, or adequate provision for, all known debts and liabilities of ACPT.

          Each outstanding Common Share entitles the holder to one vote on all matters submitted generally to a vote of Shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees with respect to any other class or series of shares of beneficial interest, the holders of such Common Shares possess the exclusive voting power. There is no cumulative voting in the election of Trustees, which means that the holders of a majority of the outstanding Common Shares can elect all of the Trustees then standing for election and the holders of the remaining Common Shares will not be able to elect any Trustees.

          Holders of Common Shares have no preference, conversion, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any securities of ACPT. All Common Shares have equal dividend, distribution, liquidation and other rights.

          To ensure that American Rental will not fail to qualify as a REIT under the Code, the Declaration of Trust also authorizes the Trustees to take such actions as are necessary and desirable to preserve American Rental's REIT qualification and to limit any person (other than certain current IGC Unitholders) to direct or indirect ownership of no more than 2% of the outstanding Common Shares.

PREFERRED SHARES.

          The Declaration of Trust authorizes the Board of Trustees to classify any unissued Preferred Shares and to reclassify any previously classified but unissued Preferred Shares of any series from time to time in one or more series. Prior to issuance of shares of each series, the Board of Trustees is required to set for each such series the terms, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each such series. ACPT currently plans to issue Preferred Shares in the Private Offering. See "The Restructuring -- The Preferred Offering."

TRANSFER AGENT.

          The transfer agent and registrar for ACPT's Common Shares and Preferred Shares is Registrar and Transfer Company.

                      CERTAIN PROVISIONS OF MARYLAND LAW
                           AND OF ACPT'S DECLARATION
                              OF TRUST AND BYLAWS

          The following summary of certain provisions of Maryland laws applicable to ACPT and of the Declaration of Trust and Bylaws of ACPT is subject to and qualified in its entirety by reference to such laws and to the Declaration of Trust and Bylaws of ACPT.

CLASSIFICATION OF THE BOARD OF TRUSTEES.

          The Declaration of Trust and Bylaws provide that the number of Trustees of ACPT may be established by the Board of Trustees but may not be fewer than three nor more than nine. At the completion of the Restructuring, it is expected there will be seven Trustees. The Board of Trustees may increase or decrease the number of Trustees by a vote of at least two-thirds of the members of the Board of Trustees, provided that the number of Trustees shall never be less than the number required by law and the Declaration of Trust and that the tenure of office of a Trustee shall not be affected by any decrease in the number of Trustees. Any vacancy on the Board of Trustees, including a vacancy created by an increase in the number of Trustees (but excluding a vacancy caused by removal of a Trustee by Shareholders), will be filled by vote of a majority of the remaining Trustees.

          Pursuant to the Declaration of Trust, the Board of Trustees is divided into three classes of Trustees. The initial terms of the first, second and third class will expire in 1999, 2000 and 2001, respectively. At each succeeding Annual Meeting of Shareholders beginning in 1999, Shareholders will elect, by a plurality of all votes entitled to be cast, Trustees for a term of three years to succeed the Trustees whose terms are expiring. ACPT believes that classification of the Board of Trustees will help to assure the continuity and stability of ACPT's business strategies and policies. Holders of Common Shares will have no right to cumulative voting in the election of Trustees.

          The classified board provisions could have the effect of making the replacement of incumbent trustees more time consuming and difficult. At least two Annual Meetings of Shareholders, instead of one, will generally be required to effect a change in a majority of the Board of Trustees. The staggered terms of Trustees may reduce the possibility of a tender offer or an attempt to change control of ACPT or other transaction that might involve a premium price for holders of Common Shares, even though a tender offer, change of control or other transaction might be in the best interest of the Shareholders.

INDEPENDENT TRUSTEES.

          ACPT's Declaration of Trust requires that no fewer than two of the members of the Board of Trustees must not be employees of ACPT or any affiliated company or a member of the Wilson Family.

REMOVAL OF TRUSTEES.

          The Declaration of Trust provides that a Trustee may be removed for cause upon the affirmative vote of a majority, and for any reason upon the affirmative vote of two-thirds, of the votes entitled to be cast in the election of Trustees. Any vacancy created by removal of a Trustee will be filled by vote of the Shareholders.

REQUIRED MINIMUM DISTRIBUTIONS.

          Under the Declaration of Trust, ACPT is required to make minimum annual distributions to Shareholders such that the minimum aggregate amount of all distributions made each year will equal 45% of the net taxable income allocated to Shareholders in such year, provided that the amount of the required minimum distribution will be reduced by the amount of taxes paid by ACPT in Puerto Rico and other foreign countries and certain federal taxes paid by American Rental with respect to undistributed capital gains. The minimum distribution may consist of cash dividends and/or distributions of other property.

SUPERMAJORITY VOTING.

          Generally, a majority of the votes entitled to be cast by Shareholders is necessary to approve matters submitted to a vote of Shareholders other than the election of Trustees, which requires a plurality vote. However, ACPT's Declaration of Trust provides that a vote of two-thirds of all the Shareholder votes entitled to be cast on the matter is required to approve the following matters: (a) the revocation of ACPT's election to be taxed as a partnership; (b) the removal of Trustees other than for cause; (c) the amendment of the Declaration of Trust; and (d) the dissolution of ACPT. As permitted by the Maryland Trust Law, the Declaration of Trust contains a provision permitting the Board of Trustees, without any action by the Shareholders, to amend the Declaration of Trust to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of any class of shares of beneficial interest that ACPT has authority to issue.

BUSINESS COMBINATIONS.

          The provisions of the Maryland General Corporation Law (the "MGCL") governing certain types of business combinations (including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) (a "Business Combination"), which also apply to real estate investment trusts formed under the Maryland Trust Law such as ACPT, prohibits certain Business Combinations between a Maryland investment trust and either (i) any person who beneficially owns, directly or indirectly, ten percent or more of the voting power of the trust's shares or is an affiliate of the trust who beneficially owned ten percent or more of the voting power of the outstanding trust shares within the two-year period prior to the date in question (an "Interested Shareholder") or (ii) an affiliate of such an Interested Shareholder for five years after the most recent date on which the Interested Shareholder became an Interested Shareholder. Any Business Combination thereafter must be recommended by the board of trustees of such trust, and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by outstanding voting shares of the trust and (b) two-thirds of the voting shares entitled to be cast by holders of voting shares of the trust other than shares held by the Interested Shareholder or an affiliate of an Interested Shareholder, who will be a party to the Business Combination. Such recommendation and approval is not necessary where the trust's common shareholders receive a minimum price per share (as defined in the MGCL) for their trust shares and the consideration is received in cash or in the same form as previously paid by the Interested Shareholder for its shares. These provisions of the MGCL do not apply, moreover, to Business Combinations that are approved or exempted by a trust's board of trustees prior to the time that the
Interested Shareholder becomes an Interested Shareholder.   The Business
Combination statute permits an investment trust to elect not to be governed by its provisions. However, ACPT's Board of Trustees does not intend to elect not to be governed by the Business Combination provisions of the MGCL.

CONTROL SHARE ACQUISITIONS.

          The provisions of the MGCL which govern certain acquisitions of Control Shares (as defined below), which also apply to real estate investment trusts formed under the Maryland Trust Law such as ACPT, provides that Control Shares of a Maryland investment trust acquired in a Control Share Acquisition (as defined below) have no voting rights except to the extent approved by the affirmative vote of two-thirds of the shares entitled to vote on the matter, excluding shares of beneficial interest owned by the acquiror, or by officers or trustees employed by the trust. "Control Shares" are defined by the MGCL as voting shares of beneficial interest (which, in the case of ACPT would include Common Shares) that, if aggregated with all other such shares of beneficial interest previously acquired by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing trustees within one of the following ranges of voting power:
(i) one-fifth or more but less than one-third of all voting power, (ii) one-third or more but less than a majority of all voting power, or (iii) a majority or more of all voting power. Control Shares include shares of the trust only to the extent that the acquiror is entitled to exercise or direct the exercise of voting power. A "Control Share Acquisition" is defined by the MGCL as the acquisition of Control Shares, subject to certain exceptions.

          A person who has made or proposes to make a Control Share Acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the Board of Trustees of the trust to call a special meeting of shareholders to be held within 50 days of the demand to consider the voting rights of the shares. If no request for a meeting is made, the trust may itself present the question for consideration at any shareholders meeting.

          If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by statute, then the trust may redeem any or all of the Control Shares (except those for which voting rights, at its option, previously have been approved) for fair value determined as of the date of the last Control Share Acquisition by the acquiror or of a special shareholder meeting held to consider the voting rights to be accorded such shares, without regard to the absence of voting rights for the Control Shares. If voting rights for Control Shares are approved at a shareholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the Control Share Acquisition.

          The Control Share statute does not apply (a) to shares acquired in a merger, consolidation or share exchange if the trust is a party to the transaction or (b) to acquisitions approved or exempted by the Declaration of Trust or Bylaws of the trust.

          The Control Share statute permits an investment trust to elect not to be governed by its provisions. However, ACPT's Board of Trustees does not intend to elect not be governed by the Control Share provisions of the MGCL. In addition, the restriction on ownership of Common Shares set forth in ACPT's Declaration of Trust also would restrict the ability of any person to engage in a Control Share Acquisition with respect to the Common Shares.

AMENDMENT OF DECLARATION OF TRUST AND BYLAWS.

          The Declaration of Trust may only be amended upon the affirmative vote of two-thirds of all of the votes entitled to be cast on any such proposed amendment. In addition, the Declaration of Trust may be amended by the Board of Trustees, without Shareholder approval, to conform the Declaration of Trust to the Maryland Trust Law. ACPT's Bylaws may be amended or altered exclusively by the Board of Trustees.

LIMITATION OF LIABILITY AND INDEMNIFICATION.

          The Maryland Trust Law permits a Maryland investment trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except where
(a) it is proved that the person actually received an improper benefit or profit in money, property or services, or (b) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding material to the cause of action that the person engaged in active and deliberate dishonesty. The Declaration of Trust of ACPT contains such a provision that limits liability to the maximum extent permitted by Maryland law.

          The Declaration of Trust and Bylaws of ACPT also obligate it, to the maximum extent permitted under Maryland law, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any present or former Trustee or officer who is made a party to the proceeding by reason of his service in that capacity and (b) any individual who, while a Trustee of ACPT and at the request of ACPT, serves or has served another investment trust corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a trustee, director, officer or partner and who is made party to the proceeding by reason of his service in that capacity, against any claim or liability to which he may become subject by reason of such status. The Declaration of Trust and Bylaws also permit ACPT to indemnify and advance expenses to any person who served a predecessor of ACPT in any of the capacities described above and to any employee or agent of ACPT or a predecessor of ACPT. The Bylaws require ACPT to indemnify each Trustee or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity.

          The Bylaws of ACPT require it, as a condition to advancing expenses, to obtain (a) a written affirmation by the Trustee or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by ACPT as authorized by the Bylaws and (b) a written statement by or on his behalf to repay the amount paid or reimbursed by ACPT if it shall ultimately be determined that the standard of conduct was not met.

          The Maryland Trust Law permits a Maryland investment trust to indemnify and advance expenses to its trustees, officers, employees and agents to the same extent as permitted under the MGCL for directors and officers of Maryland corporations. The MGCL authorizes a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service unless it is established that (a) the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) the director or officer in the case of any criminal proceeding had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation, however, may not indemnify a director or officer for an adverse judgment in a suit brought by or on behalf of the corporation.

DISSOLUTION OF ACPT.

          Pursuant to ACPT's Declaration of Trust, ACPT may be dissolved upon the affirmative vote of two-thirds of all of the votes entitled to be cast on such matter.

POSSIBLE ANTITAKEOVER EFFECT OF CERTAIN PROVISIONS OF MARYLAND LAW AND OF THE DECLARATION OF TRUST AND BYLAWS.

          The Control Share and Business Combination provisions of the MGCL and the provisions of ACPT's Declaration of Trust relating to classification of the Board of Trustees, the removal of Trustees, restrictions on ownership of Common Shares, and the ability of the Board of Trustees to prescribe the terms of and issue Preferred Shares could have the affect of delaying, deferring or preventing a transaction or a change in control of ACPT that might involve a premium price for holders of Common Shares or otherwise be in their best interest.

MARYLAND ASSET REQUIREMENTS.

          The Maryland Trust Law pursuant to which ACPT was formed requires at least 75% of the value of ACPT's assets to be held, directly or indirectly, in real estate assets, mortgages or mortgage related securities, government securities, cash and cash equivalent items, including high-grade short term securities and receivables. The Maryland Trust Law also prohibits ACPT from using or applying land for farming, agricultural, horticultural or similar purposes.

             COMPARATIVE RIGHTS OF IGC UNITHOLDERS AND SHAREHOLDERS

GENERAL.

          IGC is a limited partnership formed under the Delaware Act and ACPT is organized as a real estate investment trust under the Maryland Trust Law that will be taxable as a partnership. The discussion of the comparative rights of IGC Unitholders and Shareholders of ACPT set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland Trust Law, the Delaware Act, the Partnership Agreement of IGC and the Declaration of Trust and Bylaws of ACPT. Copies of these documents have been filed as exhibits to the Registration Statement of which this Proxy Statement/Prospectus is a part.

MANAGEMENT.

          The Partnership Agreement of IGC provides that, with certain limited exceptions, the Managing General Partner of IGC (which currently is IGMC) has exclusive discretion to manage and control the business and affairs of IGC. The Managing General Partner may be removed upon the affirmative vote of more than fifty percent of the IGC Unitholders. The IGC Unitholders do not have any right to elect the directors of the Managing General Partner.

          The Declaration of Trust of ACPT provides that the management and control of the business and affairs of ACPT are vested in its Board of Trustees which is elected by the Shareholders. The Declaration of Trust of ACPT provides for a classified Board consisting of three classes as nearly equal in number as possible. At each Annual Meeting of Shareholders, one class of Trustees will be elected for a term of three years. Trustees may be removed for cause upon a majority vote, and for any reason by a two-thirds vote, of the Shares entitled to vote in the election of Trustees. Vacancies created by removal will be filled by Shareholder vote. Any other vacancy will be filled by a majority of the Board of Trustees remaining in office.

REQUIRED MINIMUM DISTRIBUTIONS.

          Under the Partnership Agreement, IGC generally is required to make annual distributions in cash or property to IGC Unitholders equal to 55% of the net taxable income (as defined in the Partnership Agreement) allocated to such IGC Unitholders for such year.

          Under the Declaration of Trust, ACPT is required to make minimum annual distributions to Shareholders such that the minimum aggregate amount of all distributions made each year will equal 45% of the net taxable income allocated to Shareholders in such year, provided that the amount of the required minimum distribution will be reduced by the amount of taxes paid by ACPT in Puerto Rico and other foreign countries and certain federal taxes paid by American Rental with respect to undistributed capital gains. The minimum distribution may consist of cash dividends and/or distributions of other property.

VOTING RIGHTS.

          Under the Partnership Agreement of IGC, IGC Unitholder approval by majority vote is required for (i) sale of all or substantially all of the assets of IGC, (ii) merger or consolidation, and (iii) certain amendments to the Partnership Agreement, including issuances of additional limited partnership interests. The Managing General Partner has the exclusive authority to issue IGC Units without limitation as to amount.

          In addition, certain actions including actions that would cause loss of limited liability, treatment of IGC as a corporation for tax purposes, or, except in the case of merger or dissolution, delisting of IGC Units from any national securities exchange require a unanimous vote of IGC Unitholders.

          Under the Declaration of Trust of ACPT, Shareholders have voting rights with respect to (i) termination of partnership tax status, (ii) the election and removal of Trustees, (iii) amendments of the Declaration of Trust,
(iv) the merger or consolidation of ACPT or the sale of substantially all of ACPT's assets; and (v) the dissolution of ACPT, and (vi) such other matters with respect to which the Board of Trustees may deem to require a Shareholder vote. Each Common Share entitles its holder to cast one vote on all matters presented generally to the Shareholders.

MEETINGS.

          The Partnership Agreement of IGC does not provide for annual meetings of the IGC Unitholders.

          The Declaration of Trust of ACPT and the Maryland Trust Law require that an Annual Meeting of Shareholders be duly held. The Bylaws of ACPT also provide for the calling of special meetings under certain circumstances.

AMENDMENT OF DECLARATION OF TRUST, BYLAWS AND PARTNERSHIP AGREEMENT.

          Under the Partnership Agreement, holders of IGC Units representing at least 10% of the outstanding limited partnership interests may propose amendments to the Partnership Agreement. Any proposed amendments require a majority vote, except for amendments which (i) would adversely affect in any material aspect the rights of the IGC Unitholders to exercise any right granted to the Assignor Limited Partner by the Delaware Act (such as the right to maintain a derivative action, the right to exercise voting power, and the right to inspect and photocopy IGC's books and records) and assigned to the IGC Unitholders, (ii) would result in the loss of limited liability of the Limited Partners or IGC Unitholders, (iii) would cause IGC to be treated as an "association" taxable as a corporation for purposes of federal income taxation, or (iv) would result in the delisting of the IGC Units by any securities exchange on which the IGC Units are traded; all of which require unanimous approval. In addition, any amendment that would reduce the minimum cash distributions that IGC is required to make must be approved by a two-thirds vote of IGC Unitholders.

          The Declaration of Trust of ACPT may only be amended by the affirmative vote of two-thirds of the outstanding Common Shares. The Bylaws of ACPT may be amended exclusively by majority vote of the Board of Trustees.

LIMITED LIABILITY.

          Under the Partnership Agreement, unless an IGC Unitholder participates in the control of the business or in certain other limited circumstances, it will not be responsible for the liabilities of IGC.

          The personal liability of the Shareholders of ACPT is limited to the fullest extent permitted from time to time by Maryland law. However, certain jurisdictions may not recognize limitations on personal liability of Shareholders to the extent such claims are not satisfied by ACPT. The Board of Trustees believes that any risk of personal liability would generally be limited to situations in which ACPT's public liability insurance coverage would be insufficient to satisfy claims.

DISSOLUTION OF THE PARTNERSHIP AND ACPT.

          Under the Partnership Agreement, dissolution of IGC requires the consent of a majority of the IGC Unitholders.

          Under the terms of the Declaration of Trust of ACPT, the Shareholders may compel the dissolution of ACPT by the affirmative vote of two-thirds of the votes entitled to be cast.

LIQUIDATION RIGHTS.

          Under the Partnership Agreement, IGC Unitholders share ratably in accordance with their percentage interests in any assets remaining after satisfaction of obligations to creditors and any liquidation preferences of preferred units.

          In the event of liquidation of ACPT, the holders of Common Shares would be entitled to share ratably in any assets remaining after satisfaction of obligations to creditors and any liquidation preferences on any series of Preferred Shares that may then be outstanding.

LIMITATIONS OF LIABILITY OF GENERAL PARTNERS AND TRUSTEES.

          The Partnership Agreement of IGC sets certain limits on the liability of the General Partners and their affiliates to IGC and the IGC Unitholders.

          The Declaration of Trust of ACPT provides that Trustees shall not be liable to ACPT or the Shareholders for losses sustained or liabilities incurred as a result of any acts or omissions of the Board of Trustees if the conduct of the applicable person did not constitute active and deliberate dishonesty as adjudicated by a court of competent jurisdiction, or if the Trustee actually received an improper benefit or profit in money, property or services.

INDEMNIFICATION.

          The Partnership Agreement of IGC indemnifies the General Partners and their affiliates under certain circumstances.

          The Declaration of Trust and Bylaws of ACPT provides that ACPT will indemnify present and former Trustees and officers to the maximum extent permitted by Maryland law.

OWNERSHIP LIMITATIONS.

          There is no limitation on the number of IGC Units that any Unitholder may own. In order to maintain the REIT status of American Rental, no Shareholder (except certain existing IGC Unitholders) may own more than 2% of the outstanding Common Shares.


                                 LEGAL MATTERS

          The validity of the issuance of the Common Shares being offered hereby will be passed upon for ACPT by Covington & Burling. The federal income tax consequences in connection with the Restructuring will be passed upon for ACPT by Covington & Burling and the Puerto Rico income tax consequences in connection with the Restructuring will be passed upon for ACPT by Fiddler, Gonzalez & Rodriguez LLP.

                                    EXPERTS

          The combined historical statements of assets and liabilities of ACPP as of December 31, 1997 and 1996, the related combined historical statements of operations and cash flows for each of the three years in the period ended December 31, 1997, included in this Proxy Statement/Prospectus and elsewhere in the Registration Statement, and the financial statements of IGC incorporated by reference in this Proxy Statement/Prospectus and elsewhere in the Registration Statement, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the reports of said firm and upon the authority of said firm as experts in accounting and auditing in giving said reports.

                            REPORTS TO SHAREHOLDERS

     ACPT will furnish to each Shareholder of record, within 90 days of the close of each fiscal year, an annual report containing information substantially as submitted by ACPT to the SEC on its annual report on Form 10-K, including a report of the activities of ACPT and a statement showing any cash from operations or proceeds of capital transactions distributed or to be distributed in respect of such fiscal year. Such annual report also will contain certain financial statements of ACPT for such fiscal year, including a balance sheet and statements of income, and changes in financial position, each of which will be audited by a nationally recognized firm of independent public accountants. In addition, within 45 days after the end of each fiscal quarter (except the fourth quarter), ACPT will furnish to each Shareholder of record a quarterly report containing information substantially as submitted by ACPT to the SEC on its quarterly report on Form 10-Q, including an unaudited balance sheet and statements of income and changes in financial position. Each such annual and quarterly report also will include a statement setting forth (i) any transactions between IGC and ACPT, or any affiliate of either of them; (ii) the amount of any fees, commissions, compensation and other remuneration paid or accrued to ACPT; and (iii) a description of any services rendered to IGC by ACPT, or any affiliate of either of them. The financial information contained in all such reports will be prepared on the accrual basis of accounting in accordance with generally accepted accounting principles and, where appropriate, will include a reconciliation to information furnished to Shareholders for tax purposes.

     Within 75 days after the close of each taxable year, ACPT will furnish to each Shareholder of record information required for federal and state income tax reporting purposes. Such information will be furnished in summary form so that certain complex calculations normally required of partners can be avoided. ACPT's ability to furnish such summary information may depend on the cooperation of Shareholders in supplying certain information to ACPT.

                                    GLOSSARY

          The meanings of certain capitalized and specialized terms used in this Prospectus are set forth below. Terms defined in the singular form shall similarly refer to the plural and vice versa.

          "1997 Act" means the Taxpayer Relief Act of 1997.

          "ACM" means asbestos-containing materials.

          "ACPP" means American Community Portfolio Properties, which, for purposes of the audited combined historical financial statements included herein, refers to the assets, liabilities and operations that will be transferred to ACPT in the Restructuring.

          "ACPT" means American Community Properties Trust, a Maryland real estate investment trust formed under the Maryland Trust Law.

          "ACPT Average" means the average closing price of ACPT Common Shares on the AMEX for the 20 trading days immediately following, but not including, the Distribution Date.

          "ACPT Options" means options to purchase a ACPT Common Shares under the Share Incentive Plan.

          "ADA" means the Americans with Disabilities Act of 1990.

          "Affiliate Shareholder" means any holder of more than 2% of the Common Shares of ACPT.

          "AFH" means American Family Homes, LLC, a Delaware limited liability company.

          "American Housing" means American Housing Properties, L.P., a Maryland limited partnership.

          "American Land" means American Land Development US, Inc., a Maryland corporation.

          "American Management" means American Rental Management Company, a Delaware corporation and the property manager for the properties owned by American Rental.

          "American Rental" means American Rental Properties Trust, a Maryland real estate investment trust.

          "AMEX" means the American Stock Exchange.

          "Appeals Court" means the U.S. Court of Appeals for the Fourth
Circuit.

          "Asset Transfers" means the transfers of IGC's principal real estate operations and assets to ACPT.

          "Banc One" means Banc One Capital Partners IV, Ltd.

          "Brick House" means Brick House Realty, Inc.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commission" means the Securities and Exchange Commission.

          "Common Shares" means the common shares of beneficial interest of ACPT.

          "Consulting Agreement" means the consulting agreement by and between American Management and James J. Wilson.

          "County" means Charles County, Maryland.

          "County Commissioners" means the County Commissioners of Charles County, Maryland.

          "CWT" means Caribe Waste Technologies, Inc.

          "CWT Trust" means the trust holding the common stock of IWT and CWT for the benefit of IGC Unitholders.

          "Delaware Act" means the Delaware Revised Uniform Limited Partnership Act.

          "Distribution" means the distribution of all of the Common Shares of ACPT to the partners of IGC including the IGC Unitholders.

          "Distribution Agent" means Registrar and Transfer Company.

          "Distribution Date" means the date on which ACPT will issue to IGC sufficient Common Shares of ACPT to enable IGC to make the Distribution.

          "District Court" means the U.S. District Court for the District of Maryland.

          "EDGAR" means the Commission's Electronic Data Gathering and Retrieval program.

          "EMC" means Equus Management Company.

          "Employment Agreements" means the employment agreements by and between American Management and each of Edwin Kelly, Francisco Arrivi, and Paul Resnick.

          "Equus" means Equus Gaming Company L.P., a Virginia limited partnership.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder.

          "Escorial Builders" means Escorial Builders Associates S.E., a Puerto Rico partnership principally engaged in the construction of condominiums.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          "Exchange Offer" shall have the meaning set forth on page [___] of the document.

          "FHA" means the Federal Housing Administration.

          "FIRPTA" means the Foreign Investment in Real Property Tax Act of
1980.

          "Gatewood" means the Gatewood Company, Inc.

          "Hooper" means James B. Hooper, P.A.

          "HUD" means the United States Department of Housing and Urban Development.

          "IBC" means Interstate Business Corporation, a Delaware corporation and a general partner of IGC.

          "IGC" means Interstate General Company, L.P., a Delaware limited partnership.

          "IGC Average" means the average closing sale price of IGC Units on the principal exchange on which they are traded, or, if not traded on an exchange, in the over-the-counter-market, for the 20 trading days immediately following, but not including, the Distribution Date.

          "IGC Options" means options to purchase a ACPT Common Shares under the Trustee Share Plan.

          "IGC Unit" means a Class A unit of beneficial interest in IGC.

          "IGC Unitholder" means a holder of IGC Units.

          "IGMC" means Interstate General Management Corporation, a Delaware corporation and the managing general partner of IGC.

          "IGP" means Interstate General Properties Limited Partnership, S.E., a Maryland limited partnership.

          "IGP Group" means Interstate General Corp.

          "Independent Trustees" means members of the Board of Trustees of ACPT who are not employees of ACPT or any affiliated company or members of the Wilson Family.

          "IRS" means the Internal Revenue Service.

          "IWT" means Interstate Waste Technologies, Inc., a Delaware corporation.

          "LDA" means Land Development Associates S.E., a Puerto Rico partnership.

          "LDA Note" means the $6.77 million note payable by LDA in favor of IGC.

          "LIHPRHA" means the Low Income Housing Preservation and Resident Homeownership Act of 1990.

          "Majority Vote" means the vote or consent of the holders of IGC Units representing a majority of all issued and outstanding IGC Units entitled to vote.

          "Management" means the management of IGC.

          "Maryland Cable" means Maryland Cable Limited Partnership.

          "Maryland Trust Law" means Article 8 of the Maryland Corporations and Associations Law.

          "McClosky Associates" means Robert F. McClosky Associates.

          "MGCL" means Maryland General Corporation Law.

          "NBV" means the NBValuation Group, Inc.

          "Ownership Limit" shall mean 2% of the outstanding Common Shares of ACPT.

          "Parque Escorial" means the planned community of Parque Escorial located approximately six miles from the central business district in San Juan, Puerto Rico.

          "Plan" means a pension, profit-sharing, employee benefit, or retirement plan, or individual retirement account under ERISA.

          "Plan Asset Regulations" means regulations of the Department of Labor that define the assets of a Plan under ERISA.

          "Planning Commission" means the Charles County Planning Commission.

          "Preferred Shares" means preferred shares of beneficial interest in ACPT.

          "Private Offering" shall have the meaning set forth on page [___] of the document.

          "PUD" means planned unit development.

          "Puerto Rico Apartment Partnerships" means the 9 Puerto Rico apartment partnerships in which IGP holds partnership interests.

          "Puerto Rico Code" means the Puerto Rico Internal Revenue Code of
1994.

          "Puerto Rico Counsel" means the law firm of Fiddler, Gonzalez & Rodriguez, LLP.

          "Record Date" means ____, 1998.

          "Registration Statement" means the Form S-4 Registration Statement filed by ACPT with the Commission.

          "Regulations" means Regulations of the Treasury Department interpreting the Code.

          "REIT" means a real estate investment trust within the meaning of
Section 856 of the Code.

          "Restructuring" means the series of transactions constituting the Asset Transfers and the Distribution.

          "Retained Assets" means the Wetlands Properties, the LDA Note, all of the shares of AFH, 14 acres of commercial land in St. Charles, 26 single family home lots in the Dorchester neighborhood, an indirect 50% interest in Brandywine Investment Associates L.P., which owns land in Brandywine, Maryland, a 100% interest in Pomfret LLC, which owns land in Pomfret, Maryland, the Westbury land, fractional interests in Chastleton and Coachman's L.P., and the beneficial interest in the CWT Trust.

          "Retirement Plan" means the IGC retirement savings plan currently in effect.

          "SCA" means St. Charles Associates Limited Partnership.

          "Securities Act" means the Securities Act of 1933, as amended, and applicable regulations thereunder.

          "Share Incentive Plan" means the 1997 ACPT Share Incentive Plan providing Common Share-based incentive compensation for ACPT officers and key employees.

          "Smail" means Smail Associates, Inc.

          "St. Charles" means the planned community in Charles County, Maryland, that has been under development by IGC and its predecessors since 1968.

          "Stanger" means Robert A. Stanger & Co.

          "State Finance Agencies" means the FHA, or housing finance agencies in Puerto Rico, Washington, D.C., Virginia or Maryland.

          "Strike Price" means $3.0016 per IGC Unit.

          "Trustee Share Plan" means the 1997 ACPT Trustee Share Incentive Plan to provide Common Share-based incentive compensation for ACPT Trustees.

          "U.S. Apartment Partnerships" means the 13 investment apartment properties in which IGC holds partnership interests that will be transferred to American Rental under the Restructuring.

          "U.S. Attorney" means the U.S. Attorney for the District of Maryland.

          "Wetlands" means (following the definition in the U.S. Army Corps of Engineers regulations) areas saturated by surface or ground water sufficient to support vegetation typically adapted for life in saturated soil conditions. Wetlands generally include swamps, marshes, bogs and similar areas.

          "Wetlands Properties" means those IGC properties that are the subject of litigation with the federal government concerning violations of the Clean Water Act.

          "Whitman Requardt" means Whitman Requardt Associates LLP.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Owners of
 American Community Portfolio Properties:

     We have audited the accompanying combined historical statements of assets and liabilities (defined in Note 1 and referred to as "American Community Portfolio Properties") to be transferred by Interstate General Company L.P. and subsidiaries to American Community Properties Trust (a newly formed investment trust that intends to be taxed as a partnership) and subsidiaries as of December 31, 1997 and 1996, and the related combined historical statements of operations and cash flows for each of the three years in the period ended December 31, 1997. These combined historical financial statements are the responsibility of the management of American Community Portfolio Properties. Our responsibility is to express an opinion on these combined historical financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The accompanying combined historical financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the registration statement on Form S-4 of American Community Properties Trust), as described in Note 1, and are not intended to be a complete presentation of the financial position, results of operations or cash flows of Interstate General Company L.P. and affiliated entities or American Community Properties Trust.

     In our opinion, the combined historical financial statements referred to above present fairly, in all material respects, the financial position of the American Community Portfolio Properties as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP
Washington, D.C.
April 6, 1998

                    AMERICAN COMMUNITY PORTFOLIO PROPERTIES
             COMBINED HISTORICAL STATEMENTS OF OPERATIONS OF ASSETS
                      AND LIABILITIES TO BE TRANSFERRED TO
              AMERICAN COMMUNITY PROPERTIES TRUST AND SUBSIDIARIES
                                 (In thousands)

                                                    Year Ended December 31,
                                                --------------------------------
                                                  1997        1996       1995
                                                ---------   --------   ---------
REVENUES
  Community development-land sales
      to non-affiliates                          $10,060    $ 3,608     $11,333
      to affiliates                                3,105     10,066       4,108
  Equity in earnings from partnerships
    and developer fees                             1,509     16,643       2,693
  Rental property revenues                         8,737      7,577       4,642
  Management and other fees, substantially
    all from related entities                      3,775      4,816       3,894
  Interest and other income                          943        982         693
                                                 -------    -------     -------
      Total revenues                              28,129     43,692      27,363
                                                 -------    -------     -------

EXPENSES
  Cost of land sales                               8,494      9,378       7,801
  Selling and marketing                              127        226         131
  General and administrative                       6,607      6,810       6,769
  Interest expense                                 3,820      4,433       4,263
  Rental properties operating expense              3,597      3,245       1,695
  Depreciation and amortization                    1,850      1,726         841
  Write-off of deferred project costs                  6        321          --
  Spin-off costs                                   1,164         --          --
                                                 -------    -------     -------
      Total expenses                              25,665     26,139      21,500
                                                 -------    -------     -------

INCOME BEFORE PROVISION FOR INCOME
  TAXES AND MINORITY INTEREST                      2,464     17,553       5,863
PROVISION FOR INCOME TAXES                           470      3,424       1,369
                                                 -------    -------     -------

INCOME BEFORE MINORITY INTEREST                    1,994     14,129       4,494
MINORITY INTEREST                                   (439)      (306)       (511)
                                                 -------    -------     -------

INCOME BEFORE EXTRAORDINARY ITEM                   1,555     13,823       3,983
EXTRAORDINARY ITEM-EARLY
  EXTINGUISHMENT OF DEBT                              --       (932)         --
                                                 -------    -------     -------
NET INCOME                                       $ 1,555    $12,891     $ 3,983
                                                 =======    =======     =======

    The accompanying notes are an integral part of these combined historical statements.

                    AMERICAN COMMUNITY PORTFOLIO PROPERTIES
                    COMBINED HISTORICAL STATEMENTS OF ASSETS
                      AND LIABILITIES TO BE TRANSFERRED TO
              AMERICAN COMMUNITY PROPERTIES TRUST AND SUBSIDIARIES
                                 (In thousands)

                                  A S S E T S
                                  -----------

                                                              December 31,
                                                        -----------------------
                                                            1997       1996
                                                          --------   --------

CASH AND CASH EQUIVALENTS
  Unrestricted                                            $  2,127   $  2,143
  Restricted                                                   374        895
                                                          --------   --------
                                                             2,501      3,038
                                                          --------   --------

ASSETS RELATED TO RENTAL PROPERTIES
  Operating properties, net of accumulated
    depreciation of $21,392 and $20,658,
    as of December 31, 1997 and 1996,
    respectively                                            37,829     39,219
  Investment in unconsolidated rental property
    partnerships                                             8,657     11,693
  Other receivables, net of reserves of $223 and $52
    as of December 31, 1997 and
    1996, respectively                                         621        785
                                                          --------   --------
                                                            47,107     51,697
                                                          --------   --------

ASSETS RELATED TO COMMUNITY DEVELOPMENT
  Land and development costs
    Puerto Rico                                             34,268     35,068
    St. Charles, Maryland                                   21,750     21,043
    Other United States locations                               --      1,636
  Notes receivable on lot sales and other,
    substantially all due from affiliates                    5,629      5,253
                                                          --------   --------
                                                            61,647     63,000
                                                          --------   --------

ASSETS RELATED TO HOMEBUILDING
  Investment in joint venture                                  591        275
                                                          --------   --------

OTHER ASSETS
  Receivables and other                                      2,514      1,765
  Property, plant and equipment, less accumulated
    depreciation of $1,675 and $1,770 as of
    December 31, 1997 and 1996,
    respectively                                               448        487
                                                          --------   --------
                                                             2,962      2,252
                                                          --------   --------
    TOTAL ASSETS                                          $114,808   $120,262
                                                          ========   ========

    The accompanying notes are an integral part of these combined historical statements.

                    AMERICAN COMMUNITY PORTFOLIO PROPERTIES
                    COMBINED HISTORICAL STATEMENTS OF ASSETS
                      AND LIABILITIES TO BE TRANSFERRED TO
              AMERICAN COMMUNITY PROPERTIES TRUST AND SUBSIDIARIES
                                 (In thousands)

                            LIABILITIES AND CAPITAL
                            -----------------------

                                                       December 31,
                                                -------------------------
                                                     1997       1996
                                                   -------     -------



LIABILITIES RELATED TO RENTAL PROPERTIES
  Recourse debt                                   $    969   $  1,139
  Non-recourse debt                                 39,101     39,508
  Accounts payable and accrued liabilities           2,701      2,155
                                                  --------   --------
                                                    42,771     42,802
                                                  --------   --------

LIABILITIES RELATED TO COMMUNITY DEVELOPMENT
  Recourse debt                                     39,784     38,943
  Non-recourse debt                                  2,295      2,153
  Accounts payable, accrued liabilities
    and deferred income                              5,100      4,678
                                                  --------   --------
                                                    47,179     45,774
                                                  --------   --------

OTHER LIABILITIES
  Accounts payable and accrued liabilities           3,246      2,676
  Notes payable and capital leases                     173        157
  Accrued income tax liability - current             1,539      3,976
  Accrued income tax liability - deferred            4,120      5,041
                                                  --------   --------
                                                     9,078     11,850
                                                  --------   --------
    TOTAL LIABILITIES                               99,028    100,426
                                                  --------   --------

CAPITAL                                             15,780     19,836
                                                  --------   --------

    TOTAL LIABILITIES AND CAPITAL                 $114,808   $120,262
                                                  ========   ========




    The accompanying notes are an integral part of these combined historical statements.

                    AMERICAN COMMUNITY PORTFOLIO PROPERTIES
             COMBINED HISTORICAL STATEMENTS OF CASH FLOWS OF ASSETS
                      AND LIABILITIES TO BE TRANSFERRED TO
              AMERICAN COMMUNITY PROPERTIES TRUST AND SUBSIDIARIES
                                 (In thousands)

                                                            Year Ended December 31,
                                                        --------------------------------
                                                          1997       1996        1995
                                                        --------   ---------   ---------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                            $ 1,555    $ 12,891    $  3,983
  Adjustments to reconcile net income
    to net cash provided by
    (used by) operating activities:
      Extraordinary item                                     --         932          --
      Depreciation and amortization                       1,850       1,726         841
      Provision for deferred income taxes                  (920)        419         646
      Equity in earnings from unconsolidated
        partnerships and developer fees                  (1,417)    (16,718)     (2,693)
      Distributions from
        unconsolidated partnerships                       5,155      15,666       1,216
      Cost of sales-community development                 8,494       9,378       7,801
      Equity in loss from homebuilding
        joint venture                                       (92)         75          --
      Write-off of deferred project cost                      6         321          --
      Changes in notes and accounts
        receivable                                         (186)     (3,065)     (1,738)
      Changes in accounts payable,
        accrued liabilities and deferred
        income                                             (900)      4,997        (358)
                                                        -------    --------    --------

  Net cash provided by
    operating activities                                 13,545      26,622       9,698
                                                        -------    --------    --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Investment in land development for future sales        (6,764)    (10,658)    (15,066)
  Change in assets related to unconsolidated
    rental property partnerships                           (708)        (84)        555
  Change in restricted cash                                 521       1,150       3,588
  (Additions to) dispositions of rental
    operating properties                                    141      (1,275)        658
  (Acquisitions) dispositions of other assets, net       (1,338)       (117)       (746)
  Contributions to homebuilding joint venture              (224)       (100)       (250)
  Acquisition of rental property partnership
    interests                                                --          --        (170)
                                                        -------    --------    --------

  Net cash used in
    investing activities                                 (8,372)    (11,084)    (11,431)
                                                        -------    --------    --------

    The accompanying notes are an integral part of these combined historical statements.

                    AMERICAN COMMUNITY PORTFOLIO PROPERTIES
             COMBINED HISTORICAL STATEMENTS OF CASH FLOWS OF ASSETS
                      AND LIABILITIES TO BE TRANSFERRED TO
        AMERICAN COMMUNITY PROPERTIES TRUST AND SUBSIDIARIES (CONTINUED)
                                 (In thousands)




                                                  Year Ended December 31,
                                             -------------------------------
                                               1997        1996       1995
                                             --------    --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash proceeds from (payments on) debt
    financing, net                               422     (10,809)     5,040
  Cash distributions to Unitholders               --      (1,140)        --
  Cash from distributions to IGC, net         (5,890)     (4,828)    (1,174)
  Issuance of warrants                           279          --         --
  Exercise of employee IGC Unit options           --          --        171
                                             -------    --------    -------

  Net cash (used in) provided by
    financing activities                      (5,189)    (16,777)     4,037
                                             -------    --------    -------

NET (DECREASE) INCREASE IN CASH
  AND CASH EQUIVALENTS                           (16)     (1,239)     2,304

CASH AND CASH EQUIVALENTS
  BEGINNING OF YEAR                            2,143       3,382      1,078
                                             -------    --------    -------

CASH AND CASH EQUIVALENTS
END OF YEAR                                  $ 2,127    $  2,143    $ 3,382
                                             =======    ========    =======



    The accompanying notes are an integral part of these combined historical statements.

                    AMERICAN COMMUNITY PORTFOLIO PROPERTIES
          NOTES TO COMBINED HISTORICAL FINANCIAL STATEMENTS OF ASSETS
                      AND LIABILITIES TO BE TRANSFERRED TO
              AMERICAN COMMUNITY PROPERTIES TRUST AND SUBSIDIARIES


(1)  ORGANIZATION AND BASIS OF PRESENTATION

     Interstate General Company L.P. ("IGC") was formed as a Delaware limited partnership in 1986. Directly and through predecessors, IGC has been engaged in business since 1957. IGC has traded publicly as a master limited partnership since February 1987 on the American Stock Exchange and Pacific Stock Exchange. Company Management and the Board of Directors of IGC's Managing General Partner are presently undertaking steps to restructure IGC.

     IGC is a diversified real estate organization specializing in community development, investment apartment properties, property management services and homebuilding. IGC owns and participates in these operations directly and through the following subsidiaries: Interstate General Properties, S.E. ("IGP"); St. Charles Associates Limited Partnership ("SCA"); Land Development Associates, S.E. ("LDA"); and American Family Homes, Inc. ("AFH"). IGC's assets and operations are concentrated primarily in the metropolitan areas of Washington, D.C. and San Juan, Puerto Rico. Additionally, its homebuilding operations are active in Virginia, North Carolina and South Carolina. Through its wholly owned subsidiary Interstate Waste Technologies, Inc. ("IWT"), IGC is involved in the pre-development of municipal waste treatment facilities.

     American Community Properties Trust ("ACPT"), American Rental Properties Trust ("American Rental"), American Rental Management Company ("American Management"), American Land Development U.S., Inc. ("American Land") and Interstate General Properties Group, S.E. ("IGP Group") are or will be formed to carry out the restructuring of IGC. These entities and their subsidiaries collectively represent American Community Portfolio Properties ("ACPP"). IGC expects to transfer its principal operations to ACPT and distribute to the partners of IGC, including its Unitholders, all the common shares of ACPT (the "Restructuring"). Due to these companies being commonly controlled entities, the transfers to ACPT will occur at book value.

     ACPT is a Maryland real estate investment trust that is expected to be taxed as a partnership. It is a self-managed holding company that owns all of the outstanding equity interests in American Management, American Land, and IGP Group and all of the common stock of American Rental.

American Rental.
---------------

     IGC expects to transfer to American Rental its partnership interests in United States investment properties and its land in the United States presently intended for development as apartment properties. The partnership interests in 13 investment apartment properties ("U.S. Apartment Partnerships") will be held by American Rental indirectly through American Housing Properties L.P. ("American Housing"), a Maryland partnership, in which American Rental will have a 99% limited partner interest and American Housing Management Company, a wholly owned subsidiary of American Rental, will have a 1% general partner interest.

American Management.
-------------------

     IGC expects to transfer to American Management its United States property management operations. The United States property management operations provide management services for the United States apartment properties and for other rental apartments not owned by IGC.

American Land.
-------------

     IGC expects to transfer to American Land its principal United States property assets and operations. These will include the following:

     1. A 100% interest in St. Charles Community LLC which holds 4,500 acres of land in St. Charles, Maryland. This constitutes all of the land formerly held by SCA, a partnership in which IGC holds a 99% partnership interest and Interstate Business Corporation ("IBC") holds a 1% partnership interest, except for a 50% interest in Brandywine Investment Associates L.P., which holds 277 acres of land held for development in Brandywine, Maryland, that will continue to be held by SCA. IGC also will retain Parcel A-3 in Dorchester, a neighborhood in St. Charles, 26 remaining single-family lots in Dorchester and an 800 acre tract held for development in Pomfret, Maryland, 90 acres and 27 acres, respectively, in the communities of Montclair and Westbury and the Wetlands Properties.

     2. A 41.0346% interest in Maryland Cable Limited Partnership which holds receivables from the 1988 sale of IGC's cable television assets.

     3. The Class B IGP interest that represents IGP's rights to income, gains and losses associated with land in Puerto Rico held by LDA and designated for development as saleable property.

IGP Group.
---------

     IGC expects to transfer to IGP Group its entire 99% limited partnership interest and 1% general partner interest in Interstate General Properties Limited Partnership S.E., a Maryland partnership ("IGP") other than the Class B IGP interest to be held by American Land. IGP's assets and operations will continue to include:

     1. an 80% partnership interest in LDA, a Puerto Rico special partnership, which holds 312 acres of land in the planned community of Parque Escorial and 543 acres of land in Canovanas;

     2. a 50% partnership interest in Escorial Builders Associates S.E. ("Escorial Builders"), which is engaged in the construction of condominiums in the planned community of Parque Escorial;

     3. a 1% interest in El Monte Properties S.E., a Puerto Rico special partnership which owns El Monte Mall Complex, a 169,000 square foot office complex in San Juan, Puerto Rico; and

     4.   general partner interests in 11 Puerto Rico apartment partnerships.

     After these asset transfers have been completed, IGC expects to distribute all of the outstanding common shares of ACPT to the general and limited partners (including Unitholders) of IGC pro rata in accordance with their percentage interest in IGC (the "Distribution"). Unitholders in the aggregate will receive 99% of ACPT's common shares.

BASIS OF PRESENTATION
---------------------

     The accompanying historical financial statements of ACPP have been presented on a combined historical cost basis because of affiliated ownership, common management and because assets and liabilities of IGC are expected to be transferred to ACPT, a newly formed entity with no prior operations. IGC's historical basis in the assets and liabilities of ACPP has been carried over to the combined historical financial statements. Certain assets and liabilities of IGC will not be contributed to ACPP and, therefore, these financial statements are not intended to represent the financial positions and results of operations of IGC or any entity included therein. In management's opinion, these financial statements include the assets, liabilities, revenues and expenses associated with the portions of IGC intended to be transferred to ACPT. All significant intercompany balances and transactions have been eliminated in the presentation. Changes in the capital account represent the net income of ACPP, the exercise of employee and director options, asset transfers less cash distributions to Unitholders and net cash distributions to IGC.

     The combined historical financial statements include the accounts of ACPP and its majority owned partnerships and subsidiaries, after eliminating intercompany transactions. All of the entities included in the combined historical financial statements are hereinafter referred to collectively as the "Company" or "ACPP". As of December 31, 1997, the combined group includes ACPT, American Rental, American Management, American Land and IGP Group. The following entities are consolidated with American Rental: Lancaster Apartments Limited Partnership, New Forest Apartments Partnership, Fox Chase Apartments General Partnership, Palmer Apartments Associates Limited Partnership, Headen House Associates Limited Partnership, Wakefield Terrace Associates Limited Partnership and Wakefield Third Age Associates Limited Partnership.

     An analysis of the activity in the capital account for the three years ended December 31, 1997 is as follows (in thousands):

     Balance, December 31, 1994                                     $ 9,953

          Net income                                                  3,983
          Employee and director IGC Unit options exercised              171
          Cash (distributions to) contributions from IGC, net        (1,174)
                                                                    -------

     Balance, December 31, 1995                                     $12,933

          Net income                                                 12,891
          Exchange of assets between Company and Unitholder             (20)
          Cash distributions to Unitholders                          (1,140)
          Cash (distributions to) contributions from IGC, net        (4,828)
                                                                    -------

     Balance, December 31, 1996                                     $19,836

          Net income                                                  1,555
          Issuance of warrants                                          279
          Cash (distributions to) contributions from IGC, net        (5,890)
                                                                    -------

     Balance, December 31, 1997                                     $15,780
                                                                    =======

     Certain general and administrative costs of IGC are allocated to ACPP, principally based on IGC's specific identification of individual cost items and otherwise based upon estimated levels of effort devoted by its general and administrative departments to individual entities or relative measures of size of the entities based on assets or operating profit. Such allocated amounts are included in general and administrative expenses. In the opinion of management, the methods for allocating corporate general and administrative expenses and other direct costs are reasonable. It is not practicable to estimate the costs that would have been incurred by ACPP if it had been operated on a stand-alone basis. ACPP has estimated that the general and administrative annual expense levels would increase approximately $130,000 after the Restructuring.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A summary of the significant accounting policies is as follows:

     SALES AND PROFIT RECOGNITION AND COST CAPITALIZATION
     ----------------------------------------------------

     Community development land sales are recognized at closing only when sufficient down payments have been obtained, possession and other attributes of ownership have been transferred to the buyer, and ACPP has no significant continuing involvement.

     The costs of acquiring and developing land are allocated to these assets and charged to cost of sales as the related inventories are sold. ACPP's interest costs related to land assets are allocated to these assets based on their development stage and relative book value. The portion of interest allocated to land during the development and construction period is capitalized. Remaining interest costs are expensed. ACPP carries rental properties, land and development costs at the lower of cost or net realizable value.

     Quarterly, ACPP evaluates the carrying value of its long-lived assets in accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." In cases where management is holding for sale particular properties, ACPP assesses impairment based on whether the net realizable value (estimated sales price less costs of disposal) of each individual property to be sold is less than the net book value. A property is considered to be held for sale when ACPP has made the decision to dispose of the property. Otherwise, ACPP assesses impairment of its real estate properties based on whether it is probable that undiscounted future cash flows from each individual property will be less than its net book value. If a property is impaired, its basis is adjusted to its fair market value.

     SELLING AND MARKETING EXPENSES
     ------------------------------

     Selling and marketing expenses consist primarily of advertising costs, which include costs of printed materials, signs, displays, and general marketing costs. These costs are expensed as incurred.

     MANAGEMENT FEES
     ---------------

     ACPP records management fees in the period in which services are rendered.

     DEPRECIATION AND AMORTIZATION
     -----------------------------

     Buildings are depreciated over 35 to 40 years using the straight-line method. Furniture, fixtures and equipment are depreciated over five to seven years using the straight-line method. Deferred expenses are amortized over the period of estimated benefit using the straight-line method.

     INVESTMENT IN RENTAL PROPERTY PARTNERSHIPS
     ------------------------------------------

     ACPP's investment in rental property partnerships consists of long-term receivables, nominal capital contributions, working capital loans and ACPP's share of unconsolidated partnership income and losses. The working capital loans receive priority distributions from the cash flow generated from the operations of the partnerships. The long-term receivables represent loans to the partnerships for payment of construction and development costs in excess of the project mortgages. Substantially all of the long-term receivables are non-interest bearing and have been discounted at an effective rate of 14% based on the projected maturity date which will occur upon the refinancing, sale or other disposition of the partnerships' properties. The discount, which represents deferred sponsor and developer fees, is netted in the combined historical financial statements against the long-term receivables.

     Certain partnerships are accumulating cash from operations in excess of the maximum distribution amounts permitted by U.S. Department of Housing and Urban Development ("HUD") and other regulatory authorities. This cash, accumulated in restricted cash accounts, will be available to pay the long-term receivables due to ACPP and to make cash distributions to ACPP and the limited partners when the partnerships' projects are refinanced or sold.

     Pursuant to the partnership agreements, the general partners of the unconsolidated partnerships are prohibited from selling or refinancing the apartment complexes without majority limited partner approval.

Due to the absence of control and non-majority ownership, these partnerships are accounted for under the equity method of accounting.

     CASH AND CASH EQUIVALENTS
     -------------------------

     Cash and cash equivalents include cash on hand, unrestricted deposits with financial institutions and short-term investments with original maturities of three months or less.

     INCOME TAXES
     ------------

     ACPP does not expect to be subject to U.S. income taxes under current law. Its Unitholders are expected to be taxed directly on their share of ACPP's income. Subsequent to the completion of the Distribution, American Land and American Management are expected to be subject to tax at the applicable corporate rates. American Rental, which expects to qualify as a real estate investment trust, does not expect to be subject to tax under current law. Furthermore, IGP is expected to be subject to Puerto Rico income tax on its Puerto Rico source income.

     The combined historical financial statements of ACPP have been presented without effect for income taxes of American Land, American Management and American Rental because IGC is not currently subject to U.S. income tax on its U.S. source income.

     USE OF ESTIMATES
     ----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS
     ----------------------------------------------

     In February 1997, the Financial Accounting Standards Board issued SFAS No. 128 "Earnings Per Share", which is effective for fiscal years ending after December 15, 1997, including interim periods. Earlier adoption is not permitted. However, an entity is permitted to disclose pro forma earnings per share amounts computed under SFAS No. 128 in the notes to the financial statements in periods prior to adoption. The statement requires restatement of all prior-period earnings per share data presented after the effective date. ACPP adopted SFAS No. 128 in the fourth quarter of 1997 and the impact was not significant.

     During 1997, ACPP adopted the provisions of SFAS No. 129 "Disclosure of Information about Capital Structure." The adoption of SFAS No. 129 did not have a material effect on ACPP's financial statements.

     In June 1997, the Financial Accounting Standards Board issued SFAS No. 130 "Reporting Comprehensive Income", which is effective for fiscal years beginning after December 15, 1997. The statement establishes standards for reporting and display of comprehensive income and its components. ACPP plans to adopt SFAS No. 130 in 1998 and the impact is not expected to be significant.

     In June 1997, the Financial Accounting Standards Board issued SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information", which is effective for fiscal years beginning after December 15, 1997. ACPP plans to adopt SFAS No. 131 in 1998.

(3)  FINANCING AND CASH MANAGEMENT MATTERS

     ACPP has historically met its liquidity requirements principally from cash flow generated from home and land sales, property management fees, distributions from residential rental partnerships and from bank financing providing funds for development and working capital.

     Over the past several years, cash flows have been constrained because of the terms of its existing debt agreements and the reluctance of new lending opportunities as a result of the Wetlands litigation (see Note 6). As a result, substantially all of the cash generated has been used to pay debt service requirements with existing lenders. This resulted in limited opportunities for new construction and development. The recently closed Banc One financing provided funding to commence construction in Fairway Village, the third village in St. Charles, and will allow ACPP to retain a greater portion of its U.S. land sales proceeds. ACPP currently has other development projects in various stages of completion. Substantially all of the projects under construction have sufficient development loans in place to complete the construction.

     ACPP's principal demands for liquidity are expected to be the continued funding of its current debt service and operating requirements. After the Distribution, management expects to obtain additional funding which can be used to fund new community development projects. There is no assurance that sufficient funding will be obtained to meet its future debt service or other operating cash flow needs.

(4)  INVESTMENT IN UNCONSOLIDATED PARTNERSHIPS

     HOUSING PARTNERSHIPS
     --------------------

     The following information summarizes financial data and principal activities of unconsolidated housing partnerships which ACPP accounts for under the equity method. The information is presented to show the effect of the sale of four apartment projects in 1996 and the elimination of four apartment projects that were initially combined on April 1, 1996 and are currently included in ACPP's combined historical financial statements (in thousands).

SUMMARY OF FINANCIAL POSITION:                        AS OF DECEMBER 31,
                                                    -----------------------
                                                       1997         1996
                                                    ----------   ----------

Total assets                                         $111,974     $113,514
Total non-recourse debt                               118,002      109,593
Total other liabilities                                10,016        9,751
Total equity                                          (16,043)      (5,800)
Company's investment                                    8,657       11,693

SUMMARY OF OPERATIONS:                                       FOR THE YEAR ENDED
                                                     ---------------------------------
                                                       1997         1996        1995
                                                     --------     --------     -------

Total revenue                                        $ 27,913     $ 30,872     $36,858
Net income                                                328        1,698       2,500
Company's recognition of equity
  in earnings and developer fees                        1,417        2,081       2,693


SUMMARY OF OPERATING CASH FLOWS:                             FOR THE YEAR ENDED
                                                     ---------------------------------
                                                       1997         1996        1995
                                                     --------     --------     -------

Cash flows from operating activities                 $  3,412     $  7,358     $ 8,613
Company's share of cash flows from
  operating activities                                  1,051        2,868       3,731
Operating cash distributions                           10,648        1,620       2,607
Company's share of operating cash
  distributions                                         5,155          501       1,216

SUMMARY OF 1996 SALES TRANSACTION:
Gain on sale                                         $ 39,934
Company's equity and earnings recognition              14,637
Total distribution of sales proceeds                   36,235
Company's share of sales proceeds distribution         15,165

     COMPARABLE PARTNERSHIP RESULTS: The unconsolidated rental properties partnerships as of December 31, 1997 include 17 partnerships owning 4,159 rental units in 20 apartment complexes. ACPP holds a general partner interest in these partnerships and generally shares in zero to 5% of profits, losses and cash flow from operations until such time as the limited partners have received cash distributions, equal to their capital contributions. Thereafter, ACPP generally shares in 50% of cash distributions from operations.

     Lakeside Apartments was placed in service in 1996. The remaining complexes owned by Alturas Del Senorial Associates Limited Partnership, Bannister Associates Limited Partnership, Bayamon Gardens Associates Limited Partnership, Brookside Gardens, Carolina Associates Limited Partnership, Colinas de San Juan Associates Limited Partnership, Crossland Associates Limited Partnership, Essex Apartments Associates, Huntington Associates Limited Partnership, Jardines de Caparra Associates Limited Partnership, Monserrate Associates Limited Partnership, Monte de Oro Associates Limited Partnership, New Center Associates Limited Partnership, San Anton Associates Limited Partnership, Turabo Limited Dividend Partnership and Valle del Sol Limited Partnership were placed in service prior to 1995.

     ACTIVITY PRIOR TO CONSOLIDATION OF FOUR PARTNERSHIPS: On April 1, 1996, ACPP acquired a controlling interest in four partnerships owning 596 rental units, Wakefield Third Age L.P., Wakefield Terrace Associates L.P., Palmer Apartments L.P. and Headen House Associates L.P. Effective April 1, 1996, the results of operations and balance sheets of these partnerships are consolidated in the accompanying combined historial financial statements.

     ACTIVITY PRIOR TO SALE OF FOUR APARTMENTS: In March 1996, ACPP completed the sale of four Puerto Rico apartment properties. The four properties, Las Americas I, Las Americas II, Las Lomas and Monacillos, totaling 918 units were purchased by non-profit organizations with financing provided by HUD through capital grants authorized by the Low Income Housing Preservation and Resident Homeownership Act ("LIHPRHA"). ACPP retained the management contract for these properties. Prior to the sale, the properties were accounted for using the equity method of accounting.

     HOMEBUILDING JOINT VENTURE
     --------------------------

     ACPP holds a 50% joint venture interest in Escorial Builders S.E. Escorial Builders was formed in 1995 to purchase lots from ACPP and construct homes for resale. During 1997 and 1996, it purchased 118 and 98 lots, respectively. The profit on these lots are deferred until sold by Escorial Builders to a third party. ACPP's share of the losses and its investment are included with ACPP's assets related to homebuilding in the accompanying combined historical financial statements. The table summarizes Escorial Builders' financial information (in thousands):


SUMMARY OF FINANCIAL POSITION:              AS OF DECEMBER 31,
                                          ---------------------
                                             1997       1996
                                          ---------   ---------

Total assets                               $13,719     $ 5,586
Total liabilities                           12,536       5,047
Total equity                                 1,183         539
Company's investment                           591         275

SUMMARY OF OPERATIONS:                          FOR THE YEAR ENDED
                                           ----------------------------
                                             1997        1996      1995
                                           --------    --------   ------
Total revenue                              $ 2,491     $    --    $  --
Net income (loss)                              183        (151)      --
Company's recognition of equity
 in earnings                                    92         (75)      --

SUMMARY OF OPERATING CASH FLOWS:                FOR THE YEAR ENDED
                                           ----------------------------
                                             1997        1996      1995
                                           --------    --------   ------

Cash flows from operating activities       $(7,326)    $(4,361)   $  --
Company's share of cash flows from
 operating activities                       (3,663)     (2,181)      --
Operating cash distributions                    --          --       --
Company's share of operating cash
 distributions                                  --          --       --


(5)  DEBT AND EXTRAORDINARY ITEM - EARLY EXTINGUISHMENT OF DEBT

     DEBT
     ----

     ACPP's outstanding debt is collateralized primarily by land, land improvements, housing, receivables, investments in partnerships, and rental properties. In certain cases, there are cross-collateral and cross-default provisions pursuant to the debt agreements. The following table summarizes the indebtedness expected to be transferred to ACPP as of December 31, 1997 and 1996 (in thousands):

                                                                   Outstanding
                                                                -----------------
                                        Maturity    Interest      December 31,
                                          Dates       Rates     -----------------
                                         From/To     From/To     1997      1996
                                        ---------   ---------   -------   -------
Related to community
development:
  Recourse debt                         Demand/        9.0%/    $39,784   $38,943
                                        07-31-04       10.0%
  Non-recourse debt                     08-02-09       P+1.5%     2,295     2,153

Related to rental
properties:
  Recourse debt                         Demand         7.35%        969     1,139
  Non-recourse debt                     10-01-19/      6.85%/    39,101    39,508
                                        10-01-28       8.50%
General:
  Notes payable and capital leases      04-30-98/      7.4%/        173       157
                                        08-01-02       12.00%   -------   -------
    Total debt                                                   $82,322   $81,900
                                                                 =======   =======

P = Prime lending interest rate.

     ACPP's loans contain various financial, cross-default and technical provisions.

     ACPP's weighted average interest rate during 1997 on its variable rate debt was 10.07%.

     As of December 31, 1997, the $39,784,000 of recourse debt related to community development assets is fully collateralized by substantially all of the community development assets. Approximately $15,054,000 of this amount is further secured by investments in apartment rental partnerships.

     As of December 31, 1997, recourse investment property debt is secured by a letter of credit issued to ACPP pursuant to the terms of a sales contract. The non-recourse investment properties debt is collateralized by apartment projects. Mortgage notes payable of $7,244,000 have stated interest rates of 7.5% and 7.75%. After deducting interest payments provided by HUD, the effective interest rate over the life of the loan is 1%.

     ACPP's loan with Banc One, obtained during 1997, requires additional interest payments on each annual anniversary date. The amount due is 1% of the outstanding balance in 1998 and 1999, and increases 1/2% each year thereafter, through 2003.

     The stated maturities (assuming no accelerations) of ACPP's indebtedness at December 31, 1997 are as follows (in thousands):

                      1998                                     $19,422
                      1999                                       5,511
                      2000                                       3,552
                      2001                                       3,601
                      2002                                       3,681
                      Thereafter                                46,555
                                                               -------
                                                               $82,322
                                                               =======

     The interest costs incurred were accounted for as follows (in thousands):

                                                              December 31,
                                                      -------------------------

                                                       1997      1996     1995
                                                      ------   -------   ------
               Expensed                               $3,820   $ 4,433   $4,263
               Capitalized                             3,434     4,394    3,665
                                                      ------   -------   ------
                                                      $7,254   $ 8,827   $7,928
                                                      ======   =======   ======

     EXTRAORDINARY ITEM - EARLY EXTINGUISHMENT OF DEBT
     -------------------------------------------------

     On December 23, 1996, ACPP completed the restructuring of two non-recourse mortgages that will provide an interest savings of approximately $12,000,000 over the life of the loan. The new mortgage notes payable of $18,700,000 bear average annual interest rate over the life of the loans at approximately 6.8% compared to approximately 9.7% for the old loans. Prepayment fees of $932,000 were paid to the prior lender and charged as an extraordinary item in the accompanying financial statements. The loans are secured by the rental properties owned by two consolidated partnerships.

(6)  OTHER COMMITMENTS AND CONTINGENT LIABILITIES

     WETLANDS LITIGATION
     -------------------

     On February 29, 1996, IGC, SCA and James J. Wilson were convicted on four felony counts of violations of Section 404 (wetlands) of the U.S. Clean Water Act relating to discharge without a permit of fill material into wetlands within the U.S. Army Corps of Engineers' regulatory jurisdiction. The nine civil violations of the U.S. Clean Water Act filed by the U.S. Attorney were dismissed without prejudice. On June 17, 1996, IGC and SCA were fined $2,000,000 and $1,000,000, respectively, placed on probation for five years and ordered to implement a wetlands restoration and mitigation plan proposed by the government. Mr. Wilson was fined $1,000,000 and sentenced to 21 months imprisonment and one year of supervised release. Appeals were filed and Mr. Wilson's sentence was stayed pending appeal by the Court of Appeals. The wetlands properties subject to this litigation are being retained by IGC which remain responsible for restoration and mitigation costs. IGC has paid the aggregate $3,000,000 in fines on behalf of itself and SCA.

     On December 23, 1997, the United States Court of Appeals for the Fourth Circuit reversed the 1996 wetlands convictions of IGC, SCA and James J. Wilson, IGC's Chief Executive Officer. The Court's action eliminates the $3,000,000 fine and remediation obligation that had been imputed as part of IGC's criminal sentence. On January 26, 1998, the U.S. Attorney's office petitioned for the Court of Appeals' panel to rehear the case. The Court of Appeals denied their request. The U.S. Attorney can retry the case or pursue the civil violations subject to the Court of Appeals published opinions. As a result of the convictions being reversed by the Court of Appeals, the fine of $3,000,000 which was previously paid has been refunded to IGC.

     In reversing the convictions, the Appeals Court voided regulations that defined "waters of the United States" to include intrastate wetlands that could affect interstate commerce. However, the appellate decision did not foreclose a determination upon retrial that IGC's Wetlands Properties are "waters of the United States" because they are "adjacent" to "navigable waters" within the meaning of the Clean Water Act. Other courts have construed "adjacent" to mean "reasonably proximate" or "closely related." IGC's Wetlands Properties are over 9 miles from the nearest "navigable waters."

     In the event that IGC is convicted should there be a retrial, IGC may be responsible for paying the costs incurred in implementing a restoration and remediation plan. The terms of the Banc One credit facility provide that IGC may borrow up to $2,000,000 solely for use to pay remediation costs resulting from the wetlands litigation. However, ACPP will assume the repayment responsibility for the amounts drawn by IGC for remediation purposes. Management of IGC intends to dispose of the retained land or borrow against its value to the extent necessary to pay remediation costs.

     The ultimate outcome of this litigation remains uncertain. Representatives of the U.S. Attorney's office have stated publicly that the government intends to retry the criminal case.

     OTHER
     -----

     As of December 31, 1997, ACPP is guarantor of $7,178,000 of letters of credit and surety bonds for land development completion.

     IGP Group has assigned the receivables and cash proceeds from three apartment properties to serve as collateral for a letter of credit in the amount of $4,569,000 issued for the benefit of Chastleton Apartment Associates Limited Partnership, an entity related to IBC and IGC.

     ACPP will enter into a consulting and retirement compensation agreement with IGC's founder and Chief Executive Officer, James J. Wilson, to become effective on the date of the Restructuring (the "Consulting Agreement"). The Consulting Agreement will provide for annual cash payments during the first two years of $500,000 and annual cash payments for eight years thereafter of $200,000.

     In the normal course of business, ACPP is involved in various types of pending or unasserted claims. In the opinion of management, these will not have a material impact on the financial condition or future operations of ACPP.

(7)  LEASES

     ACPP operates certain property and equipment under leases, some with purchase options that expire at various dates through 2005. ACPP is also obligated under several non-cancelable operating leases for office space and equipment. Future minimum lease payments are as follows (in thousands):

                                            Operating   Capitalized
                                             Leases       Leases
                                            ---------   -----------

     1998                                      $  413          $ 65
     1999                                         396            54
     2000                                         381            46
     2001                                         298            26
     2002                                         149            15
     Thereafter                                   370            --
                                               ------          ----
     Total minimum lease payments              $2,007           206
     Less amount representing interest                           33
                                                               ----
     Present value of lease payments                           $173

     Rental expense under noncancelable operating leases was $417,000 in 1997, $441,000 in 1996 and $393,000 in 1995 and is included in general and administrative expenses in the accompanying combined historical statements of operations.

(8)  RETIREMENT PLAN

     ACPP will continue and assume all of IGC's obligations under the retirement plan currently maintained by IGC (the "Retirement Plan"). Employees are generally eligible to participate when they complete one year of service. The Retirement Plan is a defined contribution plan which provides for contributions by ACPP for the accounts of eligible employees in amounts equal to 4% of base salaries and wages not in excess of the U.S. Social Security taxable wage base, and 8% of salaries (limited to $150,000) that exceeded that wage base. Eligible employees also may make voluntary contributions to their accounts and self-direct the investment of their account balances in various investment funds that may be selected under the plan.

     Contributions to the Retirement Plan were $467,000, $407,000 and $349,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

(9)  RELATED PARTY TRANSACTIONS

     Certain officers, trustees and one consultant of ACPP, Interstate General Company L.P. ("IGC") and Interstate Business Corporation ("IBC"), a general partner of IGC, have ownership interests in various entities that conduct business with ACPP. The financial impact of the related party transactions on the accompanying combined historical statements of operations and combined historical statements of assets and liabilities are reflected below:

STATEMENTS OF OPERATIONS IMPACT:                                                  1997          1996          1995
                                                                               ----------   ------------   ----------

Community Development - Land Sales (A)
---------------------
 IGC                                                                              $  105         $   980      $  875
 Affiliate of IGC former director                              (A1)                   --           2,984       3,233
 Affiliate of IGC former director                              (A1)                   --           2,720          --
 IBC, general partner of IGC                                                          --           1,869          --
 Affiliate of IBC, general partner of IGC                                             --           1,513          --
 Affiliate of IBC, general partner of IGC and
  James Michael Wilson, IGC director                           (A2)                3,000              --          --
                                                                                  ------         -------   ---------
                                                                                  $3,105         $10,066      $4,108
                                                                                  ======         =======   =========
Cost of Land Sales
------------------
 IGC                                                                              $   74         $   686      $  613
 Affiliate of IGC former director                                                     --           1,813       1,539
 Affiliate of IGC former director                                                     --           2,310          --
 IBC, general partner of IGC                                                          --             586          --
 Affiliate of IBC, general partner of IGC                                             --             680          --
 Affiliate of IBC, general partner of IGC and
  James Michael Wilson, IGC director                           (A2)                1,689              --          --
                                                                                  ------         -------   ---------
                                                                                  $1,763         $ 6,075      $2,152
                                                                                  ======         =======   =========
Management and Other Fees (B)
-------------------------
 Unconsolidated subsidiaries                                                      $2,790         $ 3,993      $2,908
 Affiliate of IBC, general partner of IGC                      (B1,2)                343             248         650
 Affiliates of James Michael Wilson, trustee and IGC
  director, Thomas B. Wilson, trustee and
  IGC director, and James J. Wilson, IGC director                                    148             193         239
 Affiliate of James Michael Wilson, trustee and IGC
  director, Thomas B. Wilson, trustee and IGC director,
  James J. Wilson, IGC director and an affiliate of IBC,
  general partner of IGC                                                              68             113          67
 IBC, general partner of IGC                                                          --              12          30
                                                                                  ------         -------   ---------
                                                                                  $3,349         $ 4,559      $3,894
                                                                                  ======         =======   =========
Interest and Other Income
-------------------------
 Unconsolidated subsidiaries                                                      $   49         $    49      $   90
 Affiliate of IGC former director                                                    263             429         197
 Affiliate of IBC, general partner of IGC                                            120              --          --
 IBC, general partner of IGC                                                          --               8          33
 Affiliate of Thomas B. Wilson, trustee, IGC director                                 16              17          18
                                                                                  ------         -------   ---------
                                                                                  $  448         $   503      $  338
                                                                                  ======         =======   =========
General and Administrative Expense
----------------------------------
 Affiliate of IBC, general partner of IGC                      (C1)               $  339         $   361      $  369
 Reserve additions (reductions) and other write-offs
  Affiliate of IGC former director                             (A1)                  388             319          32
  Affiliate of IBC, general partner of IGC                     (B)                   117              69          --
  Affiliate of Thomas B. Wilson, trustee and IGC director                             83              --          --
  Unconsolidated subsidiary                                                          213             101          91
                                                                                  ------         -------   ---------
                                                                                  $1,140         $   850      $  492
                                                                                  ======         =======   =========

                                                                                                Increase                Increase
                                                                                               (Decrease)              (Decrease)
                                                                                   Balance         in       Balance        in
                                                                                 December 31,   Reserves  December 31,  Reserves
                                                                                     1997         1997        1996        1996
                                                                                 ------------  ---------- ------------ ----------
STATEMENTS OF ASSETS AND LIABILITIES:

Assets Related to Rental Properties - Receivables (B)      all unsecured and
-----------------------------------                        due on demand


  Unconsolidated subsidiaries                                                          $  539    $111       $  668      $(315)
  Affiliates of IBC, general partner of IGC                                   (B1,2)       51       (9)         65         69
  Affiliates of James Michael Wilson, trustee and IGC
    director and James J. Wilson, IGC director                                             20       --          64         --
  Affiliate of James J. Wilson, IGC director                                               --       --          --         --
                                                                                       ------     ----      ------       ----
                                                                                       $  610    $102       $  797      $(246)
                                                                                       ======     ====      ======       ====

Assets Related to Community Development
---------------------------------------
  Notes receivable and accrued interest
  Affiliate of IGC former director                         interest 10%       (A1)
    secured by land                                        payments per month
                                                           $27,000 matures
                                                           April 1, 1998               $  980     $ --      $1,042       $ 222
  Affiliate of IGC former director                         interest 10%       (A1)
    secured by land                                        payments per month
                                                           $27,000, matures
                                                           April 1, 1999                2,088      388       2,502          97
  Affiliates of IBC, general partner of IGC                interest 8%                     --       --       1,193          --
    secured by land                                        matured December
                                                           15, 1997, paid
  Affiliate of IBC, general partner of IGC                 interest P+1.5%
    secured by land                                        matures
                                                           June 29, 1998      (A2)      2,520       --          --          --
                                                                                       ------     ----      ------       -----
                                                                                       $5,588     $388      $4,737       $ 319
                                                                                       ======     ====      ======       =====
Other Assets - Receivables
------------                                               all unsecured
  IBC, general partner of IGC                              payable from IGC
                                                           distributions      (C2)     $  681     $ --     $   881       $  --
  Affiliate of Thomas B. Wilson, trustee,                  payable from
    IGC director                                           surplus cash
                                                           matures                         --       --         281          --
  Affiliates of IBC, general partner of IGC                demand             (B)          12       --          79          --
                                                                                       ------     ----      ------        ----
                                                                                       $  693     $ --      $1,241       $  --
                                                                                       ======     ====      ======       =====
Liabilities Related to Community Development
--------------------------------------------
  Accounts payable
    Whitman Requardt                                                          (C3)     $  121     $ --      $  324       $  --
                                                                                       ======     ====      ======       =====

     (A)  LAND SALES
          ----------

     ACPP sells land to affiliates and non-affiliates with similar terms on a routine basis. The sales prices to affiliates are based on third party appraisals, payable in cash or a combination of a 20% cash down payment and a note for the balance. The notes receivable are secured by deeds of trust on the land sold, bear an interest rate equal to those charged at that time for land sales. The notes mature in one year or mature in five or less years with annual amortizations. As circumstances dictate, the maturity dates and repayment terms of the notes receivable due from affiliates or non-affiliates have been modified. Any sales transactions that vary from these terms are described below:

     (1) The notes receivable due from an affiliate of Jorge Colon-Nevares, a former director of IGC, did not bear interest until certain infrastructure improvements were completed. This infrastructure was delayed and the interest commencement dates modified. These delays created the additional discounts reflected above.

     (2) On June 30, 1997, ACPP sold 374 acres to an affiliate of IBC for $3,000,000 and recognized a profit of $1,311,000. As payment for this parcel, ACPP received a 20% down payment and assumption of a note payable.

     (B) MANAGEMENT AND OTHER SERVICES
         -----------------------------

     ACPP provides management and other support services to its unconsolidated subsidiaries and other related entities in the normal course of business. These fees are typically collected on a monthly basis, one month in arrears. These receivables are unsecured and due upon demand. Certain partnerships experiencing cash shortfalls have not paid timely. As such, these receivable balances are reserved until satisfied or the prospects of collectibility improves. Decreases to the reserves for other than routine cash payments are discussed below:

     (1) On April 1, 1996, IBC transferred its remaining 1.1% limited partnership interest in four housing partnerships to ACPP for its market value of $69,000 as partial satisfaction of a note receivable. The balance of this note receivable and other receivables were purchased by an affiliate of James Michael Wilson for a cash payment of $1,279,000. The collection of the majority of these receivables was uncertain and $390,000 had been reserved. This transaction resulted in income recognition of these reserves during the second quarter of 1996.

     (2) During the second quarter of 1997, an affiliate of IBC purchased the management fees receivable due from Chastleton, Coachman's, Rolling Hills, and Village Lake for a cash payment of $190,000. The collection of these receivables had previously been questionable and they had been fully reserved. This transaction resulted in income recognition of $190,000.

     (C) OTHER
         -----

     Other transactions with related parties are as follows:

     (1) ACPP rents executive office space and other property from affiliates both in the United States and Puerto Rico pursuant to leases that expire through 2005. In management's opinion, all leases with affiliated persons are on terms generally available from unaffiliated persons for comparable property.

     (2) During 1996, the sale of four properties in Puerto Rico triggered a taxable gain, a portion of which is passed through to the predecessor of IGC that contributed those assets. IGC's partnership agreement provides for (1) an allocation to that predecessor of the income tax payable in Puerto Rico on such portion of the gain and (2) a reduction from its cash distributions in an amount equivalent to the Puerto Rico income tax specifically allocated to the predecessor. In accordance with these provisions, ACPP has recorded a receivable from IBC of $881,000 and will recover the amount from future distributions due to IBC.

     (3) Thomas J. Shafer will become a Trustee of ACPP subsequent to his retirement from Whitman, Requardt, where he is currently a Senior Partner. Whitman, Requardt provides engineering services to ACPP. In management's opinion, services performed are on terms available to other clients.

     (4) James J. Wilson, as a general partner of IGP, is entitled to priority distributions made by each housing partnership in which IGP is the general partner. If IGP receives a distribution which represents 1% or less of a partnership's total distribution, Mr. Wilson receives the entire distribution. If IGP receives a distribution which represents more than 1% of a partnership's total distribution, Mr. Wilson receives the first 1% of such total. Prior to the Restructuring, Mr. Wilson will transfer his general partner interest in IGP to a subsidiary of ACPP.

(10) OPTIONS AND APPRECIATION RIGHTS

     ACPP expects to adopt a share incentive plan (the "Share Incentive Plan") and a Trustees share incentive plan (the "Trustee Share Plan") to provide for Share-based incentive compensation for officers, key employees and Trustees.

     Under the Share Incentive Plan, the Compensation Committee of the Board of Trustees may grant to key employees the following types of share-based incentive compensation awards ("Awards") (i) options to purchase a specified number of shares ("Options"), (ii) forfeitable shares that vest upon the occurrence of certain vesting criteria ("Restricted Shares"), or (iii) Share Appreciation Rights ("Rights") that entitle the holder to receive upon exercise an amount payable in cash, shares or other property (or any combination of the foregoing) equal to the difference between the market value of shares and a base price fixed on the date of grant. A total of 500,000 shares will be reserved for issuance under the Share Incentive Plan.

     The Share Incentive Plan authorizes the Compensation Committee to determine the exercise price and manner of payment for Options and the base price for Rights. The Compensation Committee also is authorized to determine the duration and vesting criteria for Awards, including whether vesting will be accelerated upon a change in control of ACPP.

     Rights of key employees under Awards are not transferable other than to immediate family members or by will or the laws of intestate succession.

     The Trustee Share Plan authorizes the Board of Trustees, in its discretion, to grant to eligible Trustees awards of the same types and terms of Awards as provided under the Share Incentive Plan. Only Trustees who are not employees of ACPP or any affiliated company are eligible to receive Awards under the Trustee Share Plan. A total of 100,000 Shares will be reserved for issuance under the Trustee Share Plan.

     Since no Awards have been issued under these Plans, no liability has been recorded in the accompanying combined historical statements of assets and liabilities. However, ACPP may be required to recognize compensation expense under APB Opinion No. 25, "Accounting for Stock Issued to Employees," associated with Options and Rights issued to holders of IGC Options and Rights. The primary factor that will determine the amount of compensation expense ACPP may be required to recognize is ACPT's market price per share subsequent to the Distribution. Whereas such information cannot be readily determined, no compensation expense for Options and Rights issued to holders of IGC Options and Rights has been recorded in the accompanying combined historical statements of operations.

(11) INCOME TAXES

     As a U.S. Company doing business in Puerto Rico, ACPP is subject to Puerto Rico income tax on its Puerto Rico based income. The taxes reflected below are a result of that liability.

     The calculation below for the provision for income taxes does not include the income from U.S. operations which is not subject to income taxes. It does include the Puerto Rico source income which is subject to income taxes in Puerto Rico at the statutory rate of 29%. The following table reconciles the effective rate solely attributable to Puerto Rico source income:

                                                                 December 31,
                                            ------------------------------------------------------
                                                  1997               1996               1995
                                            ----------------   ----------------   ----------------
                                                      % of               % of               % of
                                            Amount   Income    Amount   Income    Amount   Income
                                            ------   -------   ------   -------   ------   -------
                                                     (In thousands, except amounts in %)

Provision for income taxes at the
  statutory income tax rate                   $470      29%    $3,424      29%    $1,369      29%
Reduction of provision for partnership
  income not taxable to Company                 --       --        --       --        --       --
Other items                                     --       --        --       --        --       --
                                              ----       --    ------   ------    ------   ------
                                              $470      29%    $3,424      29%    $1,369      29%
                                              ====      ===    ======   ======    ======   ======

The provision for income taxes consists of the following:


                                         YEARS ENDED DECEMBER 31,
                                         -------------------------
                                          1997      1996     1995
                                         -------   ------   ------
                  Currently payable
                    United States        $   --    $   --   $   --
                    Puerto Rico           1,390     3,005      723
                  Deferred                 (920)      419      646
                                         ------    ------   ------
                                         $  470    $3,424   $1,369
                                         ======    ======   ======


The components of deferred taxes payable include the following:


                                                                         AT DECEMBER 31,
                                                                        -----------------
                                                                         1997      1996
                                                                        -------   -------

Tax on amortization of deferred income related to long-term
  receivables from partnerships operating in Puerto Rico                $  556    $  499
Tax on equity in earnings of partnerships operating in Puerto Rico       1,232     2,337
Tax on land development costs capitalized for book purposes but
  deducted currently for tax purposes                                    2,465     2,313
Tax on sale to related party deferred for book purposes
  but currently taxable                                                   (133)     (108)
                                                                        ------    ------
                                                                        $4,120    $5,041
                                                                        ======    ======


   Deferred income taxes reflect the "temporary differences" between amounts of assets and liabilities for financial reporting purposes as determined in accordance with SFAS No. 109 and such amounts as measured by tax laws.

The reconciliation between net income per books and net taxable income is as follows:

                                           December 31,
                                  ------------------------------
                                    1997       1996       1995
                                  --------   --------   --------
                                          (In thousands)

Net income
  per books                        $1,555    $12,891    $ 3,983
Built-in gain allocable
  to Predecessors:
    Current                          (464)    (3,526)      (466)
    Deferred                         (529)      (415)      (364)
Difference in income or
  losses from subsidiary
  partnerships                       (429)      (826)       (20)
Capitalization of general
  and administrative
  expenses under the
  Uniform Capitalization
  Rules                                49       (246)       315
Differences in deferred
  income                              175     (1,431)       349
Difference in cost of sales
  due to interest related to
  the acquisition of land,
  deducted for tax purposes           390        513        505
Deferred income taxes                (920)       419        646
Losses from restructuring            (225)      (200)       (61)
Other book to tax
  reconciling items, none
  of which is individually
  significant                       3,526       (889)    (1,269)
                                   ------    -------    -------

Net taxable income
  per federal return               $3,128    $ 6,290    $ 3,618
                                   ======    =======    =======


(12) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying amounts of cash and cash equivalents, receivables and other current assets approximate fair value due to the short-term nature of these items. Fair value of long-term debt instruments was determined by discounting future cash flows using ACPP's current market rates. As of December 31, 1997 and 1996, the fair value of long-term debt instruments was $78,307,000 and $78,632,000, respectively.

(13) SUPPLEMENTAL CASH FLOW INFORMATION

     Interest paid and income taxes paid were as follows for the years ended December 31 (in thousands):



                                  1997     1996     1995
                                 ------   ------   ------

          Interest paid          $5,583   $7,004   $5,359
          Income taxes paid      $3,828   $  371   $2,227


     Significant non-cash financing and investing activities included the following:

     (a) In 1996, ACPP received partnership interests from a Unitholder valued at $69,000 in satisfaction of $69,000 of notes receivable.

     (b) In 1995, ACPP received land in exchange for land sold with a $134,000 book value.

                                                                         ANNEX 1

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 10-K

               ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended DECEMBER 31, 1997   Commission File Number 1-9393

                   INTERSTATE GENERAL COMPANY L.P.
---------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

          Delaware                                       52-1488756
-------------------------------                  --------------------------
(State or other jurisdiction of                        (I.R.S.Employer
 incorporation or organization)                     Identification Number)

222 Smallwood Village Center
St. Charles, Maryland                                       20602
-------------------------------                  --------------------------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code    (301) 843-8600
                                                   ----------------------
Securities registered pursuant to Section 12(b) of the Act:

       TITLE OF EACH CLASS             NAME OF EACH EXCHANGE ON WHICH REGISTERED

Class A Units representing assignment            American Stock Exchange
of beneficial ownership of Class A
limited partnership interest                     Pacific Stock Exchange
and evidenced by beneficial assignment
certificates ("Units")

Securities registered pursuant to Section 12(g) of the Act:

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes   [X]    No  [_]


Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [_]

As of March 13, 1998 the aggregate market value of the Units held by non-affiliates of the registrant based on the closing price reported on the American Stock Exchange was $21,648,628.

Class A Units Outstanding at March 13, 1998: 10,331,785 Class A Units

                      DOCUMENTS INCORPORATED BY REFERENCE

        Form 10-K
           Item
        ---------
           N/A

 INTERSTATE GENERAL COMPANY L.P.

                          1997 FORM 10-K ANNUAL REPORT

                               TABLE OF CONTENTS



                                     PART I
                                     ------

                                                              PAGE
                                                              ----
Item 1.        Business                                         3
Item 2.        Properties                                      16
Item 3.        Legal Proceedings                               19
Item 4.        Submission of Matters to a Vote
                 of Security Holders                           20


                                     PART II
                                     -------
Item 5.        Market Prices and Distribution on Units         21
Item 6.        Selected Financial and Operating Data           21
Item 7.        Management's Discussion and Analysis
                 of Financial Condition and Results
                 of Operations                                 23
Item 8.        Financial Statements and Supplementary Data     29
Item 9.        Changes in and Disagreements with Accountants
                 on Accounting and Financial Disclosure        76


                                     PART III
                                     --------
Item 10.       Directors and Executive Officers
                 of the Registrant                             77
Item 11.       Executive Compensation                          80
Item 12.       Security Ownership of Certain
                 Unitholders and Management                    83
Item 13.       Certain Relationships and Related
                 Transactions                                  84


                                     PART IV
                                    -------

Item 14.       Exhibits, Financial Statement Schedules
                 and Reports on Form 8-K                       84

                                      PART I

ITEM 1.  BUSINESS

     COMPANY PROFILE
     ---------------

     Interstate General Company L.P. (the "Company" or "IGC") was formed as a Delaware limited partnership in 1986. Directly and through predecessors, the Company has been engaged in business since 1957. IGC has traded publicly as a master limited partnership since February 1987 on the American Stock Exchange and Pacific Stock Exchange. The Company's management and the Board of Directors of the Company's Managing General Partner are presently undertaking steps to restructure IGC and spin off the primary real estate operations in a newly formed trust that will be taxed as a partnership.

     IGC is a diversified real estate organization specializing in Community Development, Investment Apartment Properties, Asset Management Services and Homebuilding. The Company owns and participates in these operations directly and through the following subsidiaries: Interstate General Properties, S.E. ("IGP"); St. Charles Associates Limited Partnership ("SCA"); St. Charles Community, LLC, ("SCC"); Land Development Associates, S.E. ("LDA"); American Rental Management Company ("ARMC"); and American Family Homes, Inc. ("AFH"). IGC's assets and operations are concentrated primarily in the metropolitan areas of Washington, D.C. and San Juan, Puerto Rico. Additionally, its homebuilding operations are active in Virginia, North Carolina and South Carolina. Through its wholly owned subsidiaries, Interstate Waste Technologies, Inc. ("IWT") and Caribe Waste Technologies, Inc. ("CWT"), the Company is involved in the pre-development of municipal waste treatment facilities.

     IGC's headquarters are located in St. Charles, Maryland. IGP, its subsidiary, is based in San Juan, Puerto Rico. AFH has a central office in Charlotte, North Carolina, and IWT has an office in Malvern, Pennsylvania.

     The following summarizes the business operations of IGC and its subsidiaries:

     A.   COMMUNITY DEVELOPMENT

     IGC has extensive experience in developing master planned communities. The Company and its predecessors have developed land for more than 13,000 housing units, principally in its flagship planned community of St. Charles, Maryland. The Company's successful formula involves actively managing the development process. Management utilizes established consulting firms, including land planners, engineers, architects and contractors, to assist in obtaining necessary government approvals and provide infrastructure requirements.

     IGC's master planned communities combine a variety of land uses with a spectrum of housing styles and types, including single-family homes, townhomes, condominiums and rental apartments, designed to meet the needs and desires of the marketplace. Land uses include schools, recreation, shopping, commercial, industrial, lakes, parks and open space. The Company primarily develops sites for sale to third-parties, but it also realizes land values through joint ventures and its own portfolio of rental apartment properties.

     The Company currently controls land assets of approximately 7,000 acres, principally in two planned communities that have the necessary zoning and infrastructure approvals from local government. This represents approximately 12,000 housing units and some 800 acres designated for retail, commercial, office and industrial use. Most of these land assets are located in St. Charles, Maryland, a 9,100-acre planned community which is approximately half-way to build-out; and Parque Escorial, a 432-acre planned community in Carolina, Puerto Rico. The Company, either directly or through partnerships in which it is general partner, also holds approximately 540 acres in Puerto Rico for mixed use, and 1,600 acres at several locations in the Washington, D.C. metropolitan area, including Prince William County, Virginia; and Charles County, Prince George's County and St. Mary's County in Maryland.

     ST. CHARLES. Located approximately 20 miles southeast of Washington, D.C., St. Charles encompasses approximately 14 square miles in Charles County, Maryland. The master plan for this comprehensive planned unit development was originally approved under Docket 90 by Charles County government in 1972 and has been subsequently amended as needed. The master plan contemplates the construction of more than 24,000 housing units and the development of 1,300 acres for commercial, office and light industrial use. Today, the community has approximately 35,000 residents, 12,000 housing units, 6,000 jobs and 4.2 million square feet of commercial, office and light industrial space. Additionally, there are eight public schools, six neighborhood recreation centers, 15 lakes and miles of paved hiking/biking paths. Specific plans for St. Charles neighborhoods and site plans for business parcels are subject to approval by the Charles County Planning Commission. The community is divided by U.S. Route 301 and some of its business park land is accessed by Conrail train tracks.

     St. Charles is planned for five villages: Smallwood, Westlake, Fairway, Piney Reach and Wooded Glen. IGC has substantially completed two of the villages: Smallwood and Westlake. Development on the third--Fairway Village--
commenced in 1997.   Fairway surrounds an existing 18-hole public golf course.
The village will include two neighborhoods totaling some 3,300 housing units, or about a 10-year supply of building lots based on historical build-out rates.
The development of Fairway Village includes the construction of the final portion of a cross-county connector highway that will bisect the village and link U.S. Route 301 with State Route 5, a major access road to Southern Maryland.

     St. Charles also contains approximately 200 acres of unsold commercial property surrounding the St. Charles Towne Center, a one-million-square-foot regional mall. Opened in 1990, the center's average sales per square foot consistently ranks among the top 10 percent of all retail centers managed by Simon DeBartolo, the nation's leading owner/manager of shopping centers. In 1997, the mall attracted approximately 13 million shoppers.

     In addition to its proximity to the nation's capital, St. Charles is strategically situated to benefit from the positive effects on the Southern Maryland economy due to the relocation of approximately 6,000 jobs to the Patuxent River Naval Air Warfare Center in Lexington Park, Maryland. Southern Maryland officials expect this expansion to create a total of 13,000 new jobs between 1995-2000.

     GOVERNMENT APPROVALS. The St. Charles master plan has been incorporated in Charles County's comprehensive zoning plan. In addition, the Charles County government has agreed to provide sufficient water and sewer connections for the balance of the housing units to be developed in St. Charles. Specific development plans for each village in St. Charles are subject to approval of the County Planning Commission. Such approvals have previously been received for the villages of Smallwood, Westlake and Fairway. Approvals have not yet been sought on the final two villages.

     COMPETITION. Competition among residential communities in Charles County is intense. Currently, there are approximately 30 subdivisions competing for new home buyers within five miles of St. Charles. This is the result of several major national and regional homebuilders having been attracted by the growing marketplace. Charles County residential building permits have increased from 964 in 1994, 965 in 1995, 1,090 in 1996 and 1,232 in 1997. In this very price sensitive market, IGC management has positioned St. Charles to provide among the lowest priced building lots and homes while offering more amenities than the competition. Home sales are traditionally influenced by seasonal factors, bringing stronger demand during the spring and fall.

     ENVIRONMENTAL IMPACT. Management believes that the St. Charles master plan can be completed without material adverse environmental impact and in compliance with government regulations. In 1977, a comprehensive environmental impact statement for the St. Charles master plan was prepared by the federal government and considered at federal, state and local levels. The Company believes it has abided by those approved standards (see Item 3. Legal Proceedings). However, development plans can be delayed while plans are reviewed by appropriate local, state and federal agencies and delineations of environmentally sensitive areas are determined.

     PARQUE ESCORIAL. This planned community totals 432 acres and is located at the intersection of two major highways, six miles from the San Juan central business district. The original master plan was approved in October 1992, and has been periodically amended. The plan contemplates the construction of 2,900 dwelling units and 120 acres for commercial, light industrial and office use. Through its Puerto Rico subsidiary, the Company is managing general partner with an 80 percent interest in the partnership that owns and is developing Parque Escorial.

     Development began in 1994 following the sale of 61 acres of commercial land to Wal-Mart. In 1995, the retailer completed the first phase of a planned 610,000 square foot shopping center by opening Wal-Mart and Sam's Club stores totaling 240,000 square feet. The remaining 370,000 square feet are presently under contract. Since that time, approximately 14 acres of commercial land have been sold for prices reaching $1 million per acre. There are nine acres of commercial property remaining to sell and management is seeking approval to rezone an additional six acres for commercial use.

     Residential development began in 1996 after homebuilders settled land contracts for 784 housing units, 216 of which will be built and sold through a 50/50 joint venture between the Company and a prominent local builder. All of the units in this first phase will be "walk-up" condominiums, and settlements commenced during the last quarter of 1997. At present, 400 additional units are under contract for closing during the second quarter of 1998.

     In March 1998, management expects to complete the construction of an overpass of 65th Infantry Highway, providing easy access to the community from Highway 3 at the main entrance.

     Construction of the site improvements for a 27 acre office park comprising 500,000 square feet began in February 1998. The Company, through an 80% partnership that owns Parque Escorial, will be minority partner in a Puerto Rico special partnership that was awarded the construction of a 150,000 square feet office building for a quasi-governmental agency. The agency will lease the building for 30 years, after which it can buy the building for one dollar. The Company will make a capital contribution to said partnership in the form of a parcel of seven acres which will be the site of the building. In exchange, the 80% owned partnership will receive an annual preferential distribution of $396,000 plus 30% of the net cash flow generated by the building. Construction of the building is expected to commence during the second quarter of 1998.

     GOVERNMENT APPROVALS. The Community's master plan has approval while specific site plans are subject to planning commission review and approval. Management has secured agreements with the Puerto Rico Aqueduct and Sewer Authority to provide for adequate sewer capacity for the community and adequate water for the 1,400 residential units or their equivalency in commercial and office space.

     COMPETITION. The scarcity of developable land in the San Juan metropolitan area creates a favorable market for home sales at Parque Escorial. Competition for home sales is expected primarily from small-scale condominium projects in areas considered to be less desirable than Parque Escorial. Furthermore, it is one of only two master planned communities currently planned or under development in the San Juan metropolitan area. The other is the 500-acre Encantada, which is marketed toward higher income homebuyers. Parque Escorial's home prices appeal primarily to entry level purchasers. Another contrast is that Encantada's developer is building all the homes in the community, while Parque Escorial features three separate homebuilders in Phase II, providing more selections for the consumer.

     ENVIRONMENTAL IMPACT. Management believes that the Parque Escorial master plan can be completed without material adverse environmental impact and in compliance with government regulations. All of the necessary agencies have endorsed Parque Escorial's environmental impact statement. Wal-Mart has provided mitigation for 11.87 acres of wetlands impacted by their development of the shopping center site and other land.

     OTHER COMMUNITIES. In addition to St. Charles and Parque Escorial, the Company has one site for community development in Puerto Rico and four sites in the Washington, D.C. metropolitan area.

     IGC owns a parcel of residential land consisting of 77 townhome lots in the planned community of Montclair, located in Prince William County, Virginia, approximately 28 miles southwest of Washington, D.C.

     The Company is developing the 170-acre planned community of Westbury in Lexington Park, Maryland. The community is located in St. Mary's County, about one mile from the Patuxent River Naval Air Warfare Center, which is currently expanding its employment base. In March 1997, the Company entered into a contract to sell the remaining 52 townhome lots to a third-party homebuilder, of which 30 remain. Development of the community's final phase, consisting of approximately 250 single-family home lots, began in March 1997, with 36 lots currently under contract.

     In Prince George's County, Maryland, IGC is the general partner in a partnership that owns a 277-acre tract approximately 12 miles southeast of Washington, D.C. This Brandywine property has preliminary plan approval from the county for approximately 1,000 housing units and approximately 400,000 square feet of commercial and office space.

     The Company owns a site in Charles County, Maryland, Pomfret (812 acres), which is in the planning process.

     In Puerto Rico, the partnership that owns Parque Escorial also owns approximately 540 acres surrounding the El Comandante Race Track in Canovanas, approximately 12 miles east of San Juan. Management is currently marketing portions of the land for an entertainment complex.

     B.   RENTAL APARTMENT PROPERTIES

     Since 1959, IGC and its predecessors have developed and owned residential rental apartment properties, first in Puerto Rico and then in Maryland, Virginia and Washington, D.C. IGC currently is general partner in 26 partnerships that own a total of 5,695 apartment units. In addition to a general partnership interest, IGC holds certain limited partnership interests in six of these partnerships. In seven of these partnerships (1,132 units), the Company holds greater than a 50 percent interest, so the accounts and operations are consolidated with those of the Company. The remaining 19 partnerships (4,563 units) are recorded under the equity method of accounting.

     As general partner, IGC typically recognizes zero to 5% of profits and losses of the partnerships until the limited partners have recovered their capital investments and the partnerships have accumulated earnings. Thereafter, IGC generally recognizes its full percentage of the partnerships' profits and losses.

     Typically, IGC manages the development process as follows: locates the land, conducts a feasibility study, forms a partnership to acquire the land, arranges for construction and permanent financing, and provides cost and completion guarantees. For apartment properties developed prior to the 1986 tax law changes, limited partners were admitted to the partnerships through syndication at the time the project financings were closed. The apartment properties completed since that time have admitted a financing partner or partners as needed.

     The apartment partnerships are primarily financed by non-recourse mortgages. The U.S. Department of Housing and Urban Development ("HUD") provides rent subsidies for residents in 4,257 of the 5,695 apartment units. HUD also provides mortgage insurance and, in some cases, interest subsidies to the partnerships. Additionally, 110 units are leased pursuant to HUD's Low Income Housing Tax Credit ("LIHTC") program, and other units are subject to income guidelines set by the Maryland Community Development Administration.

     HUD subsidies are provided principally under Sections 8 and 236 of the National Housing Act. Under Section 8, the government pays to the apartment partnerships the difference between market rental rates (determined in accordance with government procedures) and the amounts that the government deems the residents are able to afford. Under Section 236, the government provides interest subsidies directly to the apartment partnerships through a reduction in the properties' mortgage interest rate and with a corresponding reduction in resident rental rates. In order to comply with the requirements of Section 8 and Section 236, residents are screened by IGC for eligibility under HUD guidelines. Subsidies are provided according to the terms of long-term contracts between the federal government and the partnerships.

     Cash flow from those projects whose mortgage loans are still insured by HUD, or financed through the housing agencies in Maryland, Virginia, Puerto Rico or Washington, D.C. (the "State Financing Agencies") are subject to guidelines and limits established by the apartment partnerships' regulatory agreements with HUD and the State Financing Agencies. Certain regulatory agreements also require that if the cash from operations generated by certain apartment properties has exceeded the allowable cash distributions, the surplus must be deposited into restricted escrow accounts held by the mortgagee of the property and controlled by HUD or the applicable State Financing Agency. Funds in these restricted escrow accounts may be used for maintenance and capital improvements with the approval of HUD and/or the State Finance Agency.

     As the general partner, the Company actively pursues the maximum earning potential of its rental apartment properties. Management explores various options, including refinancing, property sale and condominium conversion, in order to maximize equity value and cash flow. The following are recent examples of this management in action:

     The Company has begun the conversion to condominiums of two apartment properties in Puerto Rico--Monte de Oro and New Center--totaling 392 units. Management expects to settle the first sales in 1998 and have all units sold by late 1999. IGC has a record of success in this conversion procedure, having previously converted 1,800 units in Puerto Rico.

     In January 1998, IGC completed $10,000,000 in refinancings on two subsidized apartment properties in Puerto Rico. These two properties are scheduled to undergo conversion to condominiums beginning in 2000. The refinancings allowed the partnerships to retire the residual receipts funds and to facilitate the future conversion process. The refinancings provided funds for the partnerships to pay approximately $2,000,000 in notes and distributions to the Company in 1998.

     The Company's growth strategy is to seek opportunities to develop and build new apartment properties within its planned communities in St. Charles, where it owns and/or manages every apartment property (1,976 units). Under the LIHTC program, the Company built a 56-unit apartment property in 1994 and a 54-unit building in 1996, both of which are for senior citizens and located in St. Charles. The Company expects to build approximately 800 apartment units in the Fairway Village portion of St. Charles as that village is developed over the next 10 years. The St. Charles zoning charter allows for 25% of all housing units to be rental apartments.

     GOVERNMENT REGULATIONS. Changes in government regulations can significantly affect the status of the Company's existing U.S. and Puerto Rico apartment properties and its development of future projects.

     The federal government has virtually eliminated subsidy programs for new construction of low and moderate income housing by profit-motivated developers such as IGC. As a result, the Company developed only six new apartment properties between 1981-1993, all of which offer market rate rents. The Company utilized the LIHTC program to build 110 units in St. Charles from 1994-1996. No new construction of apartment projects is expected in Puerto Rico.

     The subsidiary contract for one of the Puerto Rico properties expired in 1997, and the property is currently being converted to condominiums. The remaining subsidy contracts for IGC's investment apartment properties are scheduled to expire between 1998-2021. HUD has stated that it does not plan to renew subsidy contracts and is seeking Congressional authority to convert expired contracts to resident-based vouchers. This would allow residents to choose where they wish to live. This can potentially impact the income stream of certain properties. IGC actively maintains its properties to preserve their values and retain residents.

     HUD also is exploring a program known as "portfolio re-engineering" or "mark-to-market." This would assist owners of Section 8 and HUD-insured properties that could not meet loan obligations under the proposed resident-based voucher system. IGC will monitor the progress of this proposal and its impact on the properties in which it owns partnership interests.

     Upon the termination or cancellation of any existing subsidy contracts, IGC may choose to convert apartment units in Puerto Rico for sale as condominiums. Substantially all of its units were designed for this potential. However, because of the adverse tax consequences that would result from the conversion of apartment properties in the U.S. into condominiums, IGC anticipates that its U.S. apartment properties with subsidy contracts would be offered at market rate rents upon expiration of the applicable subsidy contracts.

     COMPETITION. IGC's rental properties that receive rent subsidies are not subject to the market conditions that affect occupancy at properties with market rate rents. These subsidized properties average approximately 99% occupancy rates year round. The Company's apartments in St. Charles and Washington, D.C. that have market rate rents are impacted by the supply and demand for competing rental apartments in the area, as well as the local housing market. When for sale housing becomes more affordable due to lower mortgage interest rates or softening home prices, this can adversely impact the performance of rental apartments. Conversely, when mortgage interest rates rise or home prices increase, the market for rental units may benefit.

     C.   ASSET MANAGEMENT SERVICES

     IGC earns management fees from management of 8,650 rental apartments, including 5,695 units owned by partnerships in which IGC is the general partner. (Fees from 1,132 of these units are eliminated through consolidation in IGC's financial statements.) IGC manages but does not have an ownership interest in 2,955 apartment units, 590 of which are owned by affiliates of the Company. IGC also earns fees by managing approximately 200,000 square feet of office and commercial space, all of which is owned by affiliates of the Company.

     For the apartment properties in which IGC is general partner, management fees are based on a percentage of rents, ranging from 2.25% to 10.41%. These contracts are for periods of one or two years and are customarily renewed. Although HUD and State Finance Agencies have the right to cancel these contracts with or without cause, no IGC contracts have ever been canceled. Fees for managing other apartment properties range from 2.5% to 8.25% of rents, and fees for managing commercial and industrial properties are typically 3.5% of gross rents.

     D.   HOMEBUILDING

     American Family Homes, Inc. ("AFH") is a wholly owned subsidiary of IGC that builds semi-custom homes for homebuyers who own land or who contract to purchase land from a third-party. AFH's operations are based out of seven offices in Virginia, North Carolina and South Carolina. In 1997, management wrote off its remaining unamortized goodwill related to the purchase of AFH, in conjunction with the Company's reorganization plan.

     Historically, the Company has built single-family homes and townhomes on lots developed within its community development operations. Due to slim profit margins, IGC has closed its homebuilding activities in the U.S. planned communities of St. Charles, Montclair and Westbury.

     At Parque Escorial in Puerto Rico, the Company has formed a joint venture-- Escorial Builders S.E.--with Metropolitan Builders, and has acquired lots on which to build 216 "walk-up" condominium units. Twenty-one homes sold in 1997 and an additional 104 are under option contract.

     COMPETITION. The housing industry is cyclical and is influenced by various economic factors and seasonality. These variables include, for example, consumer confidence, interest rates, property and federal taxes, demographics and mortgage finance options. As a result, the Company's homebuilding operations could be affected by unanticipated changes in new home demand resulting from the above factors.

     For AFH, the homebuilding industry is highly competitive in the mid-Atlantic region. In addition to a wide variety of builders, there is an abundant supply of resale homes and rental housing. AFH creates its own niche in the market by offering the convenience and flexibility to build a home in the location of the customer's choice, usually in a rural area. However, these buyers represent a modest segment of the market and are generally served by low-volume local builders, who have lower overhead. In 1997, management wrote off its remaining unamortized goodwill related to the purchase of AFH, in conjunction with the Company's reorganization plan.

     In the San Juan metropolitan area, there is a steady market for "walk-up" condominiums in the entry-level price range. There are only two planned communities with new construction, and Parque Escorial is the only one offering products priced for first-time buyers. Escorial Builders is one of three builders addressing this segment of the market in Parque Escorial.

     ENVIRONMENTAL IMPACT. Management believes that the Company's homebuilding operations are in compliance with government regulations.

     E.   INVESTMENT IN WASTE TECHNOLOGIES

     In 1990, IGC formed a wholly owned corporation, Interstate Waste Technologies, Inc. ("IWT"), to develop innovative solutions for the disposal of municipal waste and to pursue waste disposal contracts with municipalities. Three individuals representing IWT have filed for patent protection for a process which converts sludge into three useful and salable products: methanol, sulfur and an aggregate material. Issuance of patents is pending and there is no assurance that patents for this process will be issued.

     Following a Request for Proposals ("RFP") and a thorough screening process, IWT was selected by the City of Bridgeport, Connecticut in February 1994 as its preferred vendor for a regional sludge management facility. IWT and Bridgeport executed a host community agreement in June 1994, affirming the city's willingness to allow the sludge management facility to be built within the municipality. Since that time, IWT management has been pursuing long-term sludge disposal service agreements with other municipalities in the region to make construction of the facility economically viable. IWT management then will negotiate a sludge disposal service agreement with Bridgeport's wastewater authority.

     In 1996, a second corporation, Caribe Waste Technologies, Inc. ("CWT"), was formed in Puerto Rico. CWT is an entity established to perform projects in the Caribbean.

     In December 1997, CWT entered into a host community agreement with the Municipality of Caguas, Puerto Rico. The agreement describes the basis on which CWT will contract, develop and construct a 3,300 ton per day solid waste facility using proprietary gasification technology from Thermoselect S.A. To provide waste for the facility, CWT management is pursuing long-term solid waste disposal service agreements with municipalities in Puerto Rico and the Puerto Rico Solid Waste Management Authority. Other organizations competing to build facilities for disposal of Puerto Rico's solid waste include Montenay, a subsidiary of Compagnie Generale des Eaux, Kvaerner, and SEMASS.

     In 1996, CWT proposed a solid waste facility to the Island Government of Saint Maarten, Netherlands Antilles. After an evaluation of proposals from four companies by the Government and its Dutch technical consultants, the Island Government entered into a Letter of Intent with CWT in October 1997. The Letter of Intent calls for CWT to submit a final proposal to the Island Government, followed by a period of exclusive negotiation for a solid waste disposal service agreement. CWT submitted its proposal for a 330 ton per day Thermoselect solid waste gasification facility to the Island Government in March 1998. CWT management is preparing for negotiations toward a solid waste service agreement.

     In November 1997, the Government of the U.S. Virgin Islands ("GVI") issued a Request for Qualification ("RFQ") for Integrated Comprehensive Solid Waste Management Services. CWT responded in December 1997. Following an evaluation of the submittals, the GVI notified CWT in February 1998 that CWT had been named to the list to receive an RFP. CWT management intends to respond to the RFP.

     ENVIRONMENTAL IMPACT. Management believes that the proposed IWT and CWT facilities can be completed without material adverse environmental impact and in compliance with government regulations. The approvals and permits required under the U.S. Clean Air Act, U.S. Clean Water Act, and corresponding foreign regulations are many and will require substantial time and effort.

     GENERAL
     -------

     EMPLOYEES. IGC had 272 full-time employees as of December 31, 1997, including 134 based in the United States and 138 in Puerto Rico. Employees performing non-supervisory services through the Company's property management operations receive salaries funded by the owner partnerships.

     SIGNIFICANT CUSTOMERS. No single customer accounted for more than 10% of IGC's revenues during the year ended December 31, 1997.

     COMPANY RESTRUCTURING
     ---------------------

     A.   RESTRUCTURING OBJECTIVES

     The Company's operations have been severely restricted due to the Wetlands Litigation and the terms and conditions of the Company's bank debt. Also, there are certain investments of the Company, such as AFH, that have operating losses and capital needs, and investments such as IWT and CWT, that have substantial current capital needs. In addition, the Company, as a master limited partnership, is not an attractive investment for most pension funds, retirement funds and mutual funds, thereby restricting the Company's access to these substantial sources of capital. In order to address these issues, management is seeking to implement a restructuring plan to achieve the following objectives:

     1. To restructure the Company by transferring IGC's principal real estate assets and operations to a new Maryland trust, American Community Properties Trust ("ACPT") and distributing the shares in ACPT to the Unitholders and general partners of IGC.

     2. To eliminate from ACPT's operating results the expenses of the Wetlands Litigation (see Item 3. Legal Proceedings) and operating and capital expenses of IWT, CWT and AFH.

     3. To capitalize IGC with sufficient assets so that it can meet its operating needs and remain a viable publicly traded company.

     4. To raise approximately $30,000,000 in new capital through a securities offering by ACPT to pay down community development bank debt and provide working capital for community development.

     5. To make ACPT an attractive investment for pension funds and mutual funds by structuring ownership of ACPT's underlying assets so that ACPT's sources of income will be exclusively corporate dividends.

     B.   PRO FORMA FINANCIAL HIGHLIGHTS OF ACPT (UNAUDITED)

     The following represents the pro forma results of ACPT's operations for the year ended December 31, 1997 and ACPT's pro forma balance sheet as of December 31, 1997 related to management's restructuring plan assuming objectives 1, 2 and 3 above were completed as of January 1, 1997. These results do not include the costs of any capital markets transaction by ACPT.

                      AMERICAN COMMUNITY PROPERTIES TRUST
               PRO FORMA CONSOLIDATED STATEMENT OF (LOSS) INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (In thousands)
                                  (Unaudited)

                                                      Reclass-         IGC      Less IGC     Pro
                                             IGC      ification      Reclass-   Residual    Forma
                                         Historical   Entries         ified       (c)        ACPT
                                         ----------   ----------    --------   ---------   --------
Revenues:
  Community development-
    land sales                            $13,357       $105 (a)      $13,462    $    297    $13,165
  Homebuilding-home sales                   7,805         --            7,805       7,805         --
  Revenues from investment
    properties
      Equity in earnings
       from partnerships
       and developer fees                   1,494         --            1,494         (15)     1,509
      Rental property revenues              8,737         --            8,737          --      8,737
  Management and other fees                 3,775         --            3,775          --      3,775
  Interest and other income                 1,044        716 (b)        1,760         816        944
                                          -------       ----          -------    --------    -------
      Total revenues                       36,212        821           37,033       8,903     28,130
                                          -------       ----          -------    --------    -------
Expenses:
  Cost of land sales                        8,881        258 (a,b)      9,139         646      8,493
  Cost of home sales                        7,486        (23)(a)        7,463       7,463         --
  Selling and marketing                     1,232         --            1,232       1,105        127
  General and administrative                7,034         --            7,034         427      6,607
  Interest expense                          3,609        270 (b)        3,879          59      3,820
  Rental properties operating
    expense                                 3,597         --            3,597          --      3,597
  Depreciation and amortization             2,128         --            2,128         278      1,850
  Wetlands litigation expenses              1,772         --            1,772       1,772         --
  Write-off of deferred project
    costs                                       6         --                6          --          6
  Write-off of goodwill                     1,843         --            1,843       1,843         --
  Spin-off costs                            1,164         --            1,164          --      1,164
                                          -------       ----          -------    --------    -------
      Total expenses                       38,752        505           39,257      13,593     25,664
                                          -------       ----          -------    --------    -------

(LOSS) INCOME BEFORE PROVISION
  FOR INCOME TAXES                         (2,540)       316           (2,224)     (4,690)     2,466
PROVISION FOR INCOME TAXES                    606         --              606         136        470
MINORITY INTEREST                            (439)        --             (439)         --       (439)
                                          -------       ----          -------    --------    -------
NET (LOSS) INCOME                         $(3,585)      $316          $(3,269)    $(4,826)   $ 1,557
                                          =======       ====          =======    ========    =======


                       AMERICAN COMMUNITY PROPERTIES TRUST
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1997
                                 (In thousands)
                                  (Unaudited)

                                                                  Reclass-         IGC                         Pro
                                                 IGC              ification       Reclass-        Less        Forma
                                              Historical           Entries         ified          IGC (c)     ACPT
                                              ----------          ---------       --------        --------  --------
CASH AND CASH EQUIVALENTS
 Unrestricted                                   $  2,273           $   --         $  2,273        $   146   $  2,127
 Restricted                                          508               --              508            134        374
                                                --------            -----         --------        -------   --------
                                                   2,781               --            2,781            280      2,501
                                                --------            -----         --------        -------   --------
ASSETS RELATED TO COMMUNITY
DEVELOPMENT
 Land and development costs
  Puerto Rico                                     32,918            1,350  (b)      34,268             --     34,268
  St. Charles, Maryland                           28,417               --           28,417          6,667     21,750
  Other United States
   locations                                      14,698               --           14,698         14,698         --
 Notes receivable on lot sales
  and other, substantially
  all due from affiliates                          6,476               --            6,476            847      5,629
                                                --------            -----         --------        -------   --------
                                                  82,509            1,350           83,859         22,212     61,647
                                                --------            -----         --------        -------   --------
ASSETS RELATED TO RENTAL
PROPERTIES
 Operating properties, net                        37,829               --           37,829             --     37,829
 Investment in unconsolidated
  rental property
  partnerships                                    8,657                --            8,657             --      8,657
 Other receivables, net                             805                --              805            184        621
                                               --------             -----         --------        -------   --------
                                                 47,291                --           47,291            184     47,107
                                               --------             -----         --------        -------   --------
ASSETS RELATED TO HOMEBUILDING
 Homebuilding construction
  and land                                        1,914                --            1,914          1,914         --
 Investment in joint venture                        591                --              591             --        591
 Receivables and other                               68                --               68             68         --
                                               --------             -----         --------        -------   --------
                                                  2,573                --            2,573          1,982        591
                                               --------             -----         --------        -------   --------
OTHER ASSETS
 Receivables, deferred costs
  regarding waste technology
  and other projects and
  other                                           8,797             6,772  (b)      15,569         13,055      2,514
 Property, plant and
  equipment, net                                  1,087                --            1,087            639        448
                                               --------             -----         --------        -------   --------
                                                  9,884             6,772           16,656         13,694      2,962
                                               --------            ------         --------        -------   --------
TOTAL ASSETS                                   $145,038            $8,122         $153,160         38,352   $114,808
                                               ========            ======         ========        =======   ========

                      AMERICAN COMMUNITY PROPERTIES TRUST
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1997
                                 (In thousands)
                                  (Unaudited)

                                                         Reclass-          IGC                      Pro
                                             IGC         ification       Reclass-      Less        Forma
                                          Historical     Entries           ified      IGC (c)      ACPT
                                          ----------     ----------      ---------    --------    --------
LIABILITIES RELATED TO
COMMUNITY DEVELOPMENT
  Recourse debt                             $ 35,176     $6,772 (b)      $ 41,948     $ 2,164     $ 39,784
  Non-recourse debt                            2,295         --             2,295          --        2,295
  Accounts payable, accrued
    liabilities and deferred
    income                                     5,245         --             5,245         145        5,100
                                            --------      -----          --------     -------     --------
                                              42,716      6,772            49,488       2,309       47,179
                                            --------      -----          --------     -------     --------
LIABILITIES RELATED TO
RENTAL PROPERTIES
  Recourse debt                                  969         --               969          --          969
  Non-recourse debt                           39,101         --            39,101          --       39,101
  Accounts payable and
    accrued liabilities                        3,331         --             3,331         630        2,701
                                            --------      -----          --------     -------     --------
                                              43,401         --            43,401         630       42,771
                                            --------      -----          --------     -------     --------
LIABILITIES RELATED TO
HOMEBUILDING
  Recourse debt                                  159         --               159         159           --
  Accounts payable, accrued
    liabilities and deferred
    income                                     2,501         --             2,501       2,501           --
                                            --------      -----          --------     -------     --------
                                               2,660         --             2,660       2,660           --
                                            --------      -----          --------     -------     --------
OTHER LIABILITIES
  Accounts payable and
    accrued liabilities                        6,330         --             6,330       3,084        3,246
  Notes payable and capital
    leases                                       615         --               615         442          173
  Accrued income tax
    liability-current                          1,541         --             1,541           2        1,539
  Accrued income tax
    liability-deferred                         4,487         --             4,487         367        4,120
                                            --------      -----          --------     -------     --------
                                              12,973         --            12,973       3,895        9,078
                                            --------      -----          --------     -------     --------
TOTAL LIABILITIES                            101,750      6,772           108,522       9,494       99,028
                                            --------     ------          --------     -------     --------
PARTNERS' CAPITAL                             43,288      1,350 (b)        44,638      28,858       15,780
                                            --------     ------          --------     -------     --------

TOTAL LIABILITIES AND
PARTNERS' CAPITAL                           $145,038     $8,122          $153,160     $38,352     $114,808
                                            ========     ======          ========     =======     ========


      (a) Land sales occurred during 1997 as IGC's land business sold lots to its homebuilding business. Gross profit on these sales, historically eliminated in consolidation, has been included in IGC and ACPT's historical results for these periods based upon the estimated fair market value of the land (based on comparable sales to third parties).

      (b) As of and during the year ended December 31, 1997, an intercompany note receivable and intercompany debt existed between IGC and LDA. Interest income and expense and the note receivable and payable amounts, historically eliminated in consolidation, have been included above in IGC's Reclassified historical results.

      (c) Reflects the operations remaining in IGC after the restructure. These operations include those of AFH, IWT, CWT and certain other land sales and development.

     C.   RESTRUCTURING APPROVALS

     A committee of the outside directors voted to proceed with the distribution of ACPT and the filing of the preliminary proxy with the SEC. Upon approval of the proxy materials by the SEC, management intends to submit the plan to Unitholders for approval. Completion of the plan will be conditioned upon receiving approval by a majority in interest of the Unitholders and a majority in interest of the Units not controlled by the Wilson family held by Unitholders that vote on the transaction. The restructuring also will require approval of certain creditors and government agencies. In addition, the terms and conditions of any transaction to raise capital in ACPT will be subject to uncertainties of the capital markets. Because of the significance of the approval process and uncertainties of the capital markets, there is no assurance that the proposed restructuring will be completed or completed under the terms and conditions presented here. Management, however, is moving forward with this planned restructuring and hopes to accomplish all or a portion of the objectives outlined above in the second quarter of 1998.

ITEM 2. PROPERTIES

     IGC owns real property located in Charles County, Maryland; Prince George's County, Maryland; St. Mary's County, Maryland; Prince William County, Virginia; North Carolina; South Carolina, Virginia and Puerto Rico.

     As of December 31, 1997, the Company's community development land holdings consisted of the following:

CHARLES COUNTY, MARYLAND
  Finished inventory-
    Residential lots                                         25
    Commercial, office or light industrial acres            788
  Under development-
    Residential lots                                         70
  Pre-development
    Residential lots                                      3,346
  Held for future development acres                       3,835

ST. MARY'S COUNTY, MARYLAND
  Finished inventory-
    Residential lots                                         30
  Pre-development
    Residential lots                                        250

PRINCE GEORGE'S COUNTY, MARYLAND
  Held for future development acres                         277

PRINCE WILLIAM COUNTY, VIRGINIA
  Finished inventory-
    Residential lots                                         87

CAROLINA, PUERTO RICO
  Finished inventory-
    Residential lots                                        392
    Commercial, office or light industrial acres             10
  Under development-
    Commercial, office or light industrial acres             20
  Pre-development
    Residential lots                                        872
  Held for future development acres                         133

CANOVANAS, PUERTO RICO
  Held for future development acres                         539


     As of December 31, 1997, the Company's homebuilding inventory consisted of the following:

VIRGINIA
  Homes under construction-customers own lots                 8

NORTH CAROLINA
  Homes under construction-customers own lots                17

SOUTH CAROLINA
  Homes under construction                                    7

PUERTO RICO-THROUGH A NON-CONSOLIDATED
JOINT VENTURE
  Homes under construction                                  195

     The following table lists the apartment projects in which IGC has an ownership interest ($ in thousands):

                                                                                               Expira-
                                                         Year of                                tion
                                             No. of    Completion    12/31/97    Occupancy       of
                                             Apt.          or         Project       at         Subsidy
                                             Units     Acquisition     Cost      12/31/97      Contracts
                                             -----     -----------   --------   -----------    ---------
Apartment Projects Owned by
Partnerships Accounted
for Under the Equity
Method of Accounting:
  Puerto Rico
    San Anton                    (1)           184         1974       $  4,606      100%         2001
    Monte de Oro               (1,9)           196         1977          6,519        0%         1997
    New Center                 (1,9)           196         1978          6,602       30%         1998
    Monserrate I                 (1)           304         1979         11,443       99%         1999
    Alturas del Senorial         (1)           124         1979          4,669      100%         1999
    Monserrate II                (1)           304         1980         12,267       99%         2020
    Torre de las Cumbres         (1)           155         1979          6,582       99%         2020
    De Diego                     (1)           198         1980          7,510       99%         2020
    Santa Juana                  (1)           198         1980          7,476      100%         2020
    Jardines de Caparra          (1)           198         1980          7,368      100%         2000
    Colinas de San Juan          (1)           300         1981         12,044       99%         2001
    Bayamon Gardens              (1)           280         1981         13,593       99%         2011
    Vistas del Turabo            (1)           96          1983          3,358      100%         2021
    Valle del Sol                (1)           312         1983         15,279       99%         2003

  St. Charles, MD
    Bannister                  (1,2)           208         1976          5,040       96%         1998
    Crossland                    (6)           96          1978          3,262       91%          N/A
    Huntington                   (1)           204         1980         10,283       93%         2000
    Coachman's Landing           (6)           104         1989          6,980       94%          N/A
    Brookside Gardens            (7)           56          1994          2,687       82%          N/A
    Lakeside Apartments          (7)           54          1996          4,169       96%          N/A

  Essex, Richmond, VA            (1)           496         1982         19,215       97%         2001
  Chastleton, Washington, DC     (5)           300         1986         27,153       96%          N/A
                                             -----                    --------
                                             4,563                     198,105

Apartment Projects Owned by
Partnerships whose Operations,
Assets and Liabilities are
Consolidated with those of
IGC (St. Charles, MD):
  Lancaster (Hunters Run)        (3)           104         1985          4,945       93%          N/A
  Fox Chase                      (8)           176         1987          7,886       91%          N/A
  New Forest                     (8)           256         1988         13,752       88%          N/A
  Palmer                         (4)           152         1980          5,676       92%         1999,
                                                                                                 2000
  Wakefield Third Age
    (Brookmont)                (1,2)           104         1979          3,113      100%         1998
  Wakefield Terrace            (1,2)           204         1979          6,326       89%         1998
  Headen                         (1)           136         1980          5,965       99%         2000
                                             -----                    --------
                                             5,695                    $245,768
                                             =====                    ========

      (1)  Receives subsidies under Section 8 of the National Housing Act.
      (2) Receives interest subsidies under Section 236 of the National Housing Act.
      (3) Not subsidized, but 51% of the units are subject to income guidelines set by the Maryland Community Development Administration ("MCDA").
      (4)  56 units are subsidized and 96 units are not subsidized, but 51% of the non-subsidized units are subject to income guidelines MCDA.
      (5)  Not subsidized, but 60 units are set aside for low to moderate income tenants under provisions set by the District of Columbia Housing
           Finance Agency ("DCHFA").
      (6)  Not subsidized.
      (7) Not subsidized, but all units are set aside for low to moderate income tenants under provisions set by the Low Income Housing Tax Credit ("LIHTC") program.
      (8) Not subsidized, but 20% of the units are subject to income guidelines set by Sections 4a and 103b of the Internal Revenue Code of 1954.
      (9)  Project is undergoing conversion to condominiums.

ITEM 3.  LEGAL PROCEEDINGS

      In 1994, the Company filed two claims against Charles County, Maryland and its County Commissioners in the Maryland Tax Court, a state administrative agency, seeking compensation for school sites that it previously had deeded to the County. The actions seek to enforce an agreement settling litigation between the parties that was entered into in 1989 as well as rights under Charles County law. Under the terms of the settlement agreement, the County agreed to credit the Company for school sites contributed and to repay to the Company any excess school impact fees paid. The Company seeks $5,500,000, equal to the fair market value of the school sites. The Tax Court remanded our claims to the County for a full hearing.

      In a separate proceeding, the Company filed suit in 1990 against Charles County and its County Commissioners in the Circuit Court for Charles County to enforce another provision of the 1989 settlement agreement. The Company claims that the County has failed to conduct an appropriate water and sewer connection fee study as the basis on which to set such fees for the St. Charles communities. This matter has been the subject of extensive previous litigation and in 1992 the Circuit Court for Charles County rendered a judgment in favor of the Company requiring the County to conduct an appropriate study. That decision was affirmed in 1995 by the Court of Special Appeals of Maryland. The litigation filed by IGC in 1997 seeks to enforce the prior court orders that require the County to conduct the appropriate water and sewer connection fee study, to reduce the connection fees paid prospectively in the St. Charles communities, and to obtain repayment of excess fees paid in the past. The matter has not yet been decided by the Circuit Court for Charles County.

      In 1994, the U.S. Attorney for the District of Maryland ("U.S. Attorney") commenced a federal grand jury investigation regarding actions by IGC in developing certain parcels in St. Charles, Maryland (the "Wetlands Litigation"). The parcels were identified by the U.S. Army Corps of Engineers (the "Corps") as wetlands within its regulatory jurisdiction. In October 1995, the grand jury issued an indictment charging IGC, SCA and IGC's Chairman, James J. Wilson, with four felony and four misdemeanor counts of violations of Section 404 (wetlands) of the U.S. Clean Water Act. The charges related to discharge of fill materials into wetlands within the Corps' regulatory jurisdiction without a permit. The violations were charged to have occurred on four parcels totaling approximately 50 acres out of the approximately 4,400 acres IGC had developed in St. Charles. At the same time, the U.S. Attorney filed a civil action charging nine separate civil violations of the U.S. Clean Water Act.

      On February 29, 1996, IGC, SCA and Mr. Wilson were convicted in the U.S. District Court for the District of Maryland (the "District Court") on the four felony counts. On June 17, 1996, Mr. Wilson was sentenced to 21 months imprisonment, one year of supervised release and a $1,000,000 fine. IGC and SCA were fined $2,000,000 and $1,000,000, respectively, placed on probation for five years and ordered to implement a wetlands restoration and mitigation plan, which IGC's engineers estimate would cost $2,000,000 to $3,000,000. IGC paid the aggregate $3,000,000 in fines on behalf of itself and SCA and has completed $325,000 of restoration work. As a result of the conviction, certain land in St. Charles was encumbered by an obligation to impose a conservation easement.

      On December 23, 1997 a three judge panel of the U.S. Court of Appeals for the Fourth Circuit (the "Appeals Court") reversed the convictions of IGC, SCA and Mr. Wilson and remanded the matter to the District Court for a new trial. The U.S. Attorney filed a petition for rehearing with the three judge panel which was denied. IGC received a full refund of the $3,000,000 in fines and was relieved of the obligation to impose conservation easements.

      In reversing the convictions, the Appeals Court voided regulations that defined "waters of the United States" to include intrastate wetlands that could affect interstate commerce. If the U.S. Attorney decides to retry the case, it is expected that the U.S. Attorney will argue that the subject properties are "waters of the United States" because they are "adjacent" to "navigable waters" within the meaning of the Clean Water Act. The courts have construed "adjacent" to mean "reasonably proximate" or "closely related." The subject portions of IGC's properties are over nine miles from the nearest "navigable waters."

      The ultimate outcome of this litigation remains uncertain. The U.S. Attorney may seek to retry the criminal case or recommence the civil case that was previously dismissed.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      IGC did not submit to its partners or Unitholders any matters for a vote during the fourth quarter of the year ended December 31, 1997.

                                    PART II


ITEM 5.  MARKET PRICES AND DISTRIBUTIONS ON UNITS

      The IGC Units are traded on the American and the Pacific Stock Exchanges. The following table sets forth, for the periods indicated, the high and low sales prices per IGC Unit as reported in the consolidated transaction reporting system, and cash distributions paid to unitholders during these periods. IGC Units commenced public trading on February 19, 1987.

                        Cash Distributions   Price Range of IGC Units
                        ------------------   ------------------------
                        Total    Per Unit       High          Low
                        ------   ---------   -----------   ----------

     1997 Quarter:
          Fourth        $ --     $  --         $  5-3/8     $  3-1/4
          Third           --        --            4            2-7/8
          Second          --        --            3-13/16      2-15/16
          First           --        --            3-7/8        2-7/8

     1996 Quarter:
          Fourth        $ --     $  --          $  3-1/2      $ 2-5/16
          Third          514       .05             3            2-3/8
          Second         615       .06             3-7/8        2-3/4
          First           --        --             4            3


     As of the close of business on March 13, 1998, there were 276 Unitholders of record. As of March 13, 1998, the closing price reported by the American Stock Exchange was $4.187 per unit.

     IGC is required by its Third Amended and Restated Limited Partnership Agreement, as amended, to make cash distributions to limited partners of not less than 55% of taxable income calculated for public IGC Unitholders as of the date of IGC's initial public offering. During the years ended December 31, 1997 and 1996, IGC had taxable income (losses) of $330,000 and ($640,000), respectively, or $.04 and $(.05), respectively, per unit.

ITEM 6.  SELECTED FINANCIAL AND OPERATING DATA

     The following tables set forth combined financial data and operating data for IGC. The following selected income statement and balance sheet data have been extracted from the audited financial statements of IGC for each of the years in the five-year period ended December 31, 1997. (See "Management's Discussion and Analysis of Financial Condition and Results of Operations.") This information should be read in conjunction with, and is qualified in its entirety by, the consolidated financial statements and related footnotes.

SELECTED FINANCIAL AND OPERATING DATA

                                                          Years Ended December 31,
                                       ----------------------------------------------------------------
                                           1997       1996             1995        1994       1993
                                         ---------   ------          ---------   --------   ---------
                                                   (In thousands, except per unit amounts)
Income Statement Data

 Revenues
  Land sales (a)                         $ 13,357    $ 14,717        $ 14,824    $ 22,296   $ 13,809
  Home sales                                7,805       9,715          10,826      20,265     21,884
  Investment in gaming
   properties                                  --           4             (78)      7,288      2,358
  Equity in earnings from
   partnerships and
   development fees                         1,494      16,530           2,647       4,941      3,279
  Apartment rental revenues                 8,737       7,577           4,642       4,538      2,113
  Management and other fees                 3,775       4,816           3,894       3,507      4,493
  Interest and other income                 1,044       1,015             945         687      1,395
                                         --------       ------       --------    --------   --------
   Total revenues                          36,212      54,374          37,700      63,522     49,331

 Provision for wetlands
  litigation expenses                       1,772         973           4,107         498         --
 Other expenses                            37,419      39,922          35,108      52,872     42,973
 Income taxes                                 606       3,634           1,452       3,511       (835) (2)
 Net (loss) income                         (3,585)      9,845 (1)      (2,967)      6,641      7,193  (2)
 Basic net (loss) income
  per unit                                   (.35)        .95 (1)        (.29)        .65        .71  (2)
 Cash distributions per unit                   --         .11              --         .10         --

(a) Includes sales to
  affiliates                                3,000       9,086           3,233          --         --
                                                          Years Ended December 31,
                                       -----------------------------------------------------------
                                           1997       1996       1995        1994       1993
                                          ------     ------     ------      ------     ------
Balance Sheet Data                                          (In thousands)
 Assets related to
  community development                  $ 82,509    $ 83,085   $ 79,558    $ 70,061   $ 78,876
 Assets related to
  rental properties                        47,291      52,698     36,722      35,608     42,707
 Assets related to home
  building projects                         2,573      2,491       3,819       4,998      7,566
 Total assets                             145,038    148,568     132,093     123,513    140,314

 Debt related to community
  development
   Recourse                                35,176     34,077      47,841      36,661     50,137
   Non-recourse                             2,295      2,153       2,034       4,268      2,762
 Debt related to rental
  properties
   Recourse                                   969      1,139       1,322       1,559      1,857
   Non-recourse                            39,101     39,508      22,650      22,771     22,457
 Debt related to homebuilding
   Recourse                                   159        502         981       2,398      3,320
 Total liabilities                        101,750    101,974      94,184      82,808    108,069

 Partners' equity                          43,288     46,594      37,909      40,705     32,245

      (1) Includes a $932,000 or $.09 per Unit reduction for the extraordinary item-early extinguishment of debt. See Note 3 of the Company's consolidated financial statements included in Item 8.
      (2) Includes a $1,500,000 or $.15 per Unit benefit for the cumulative effect of a change in accounting principle to reflect the adoption of SFAS No. 109 "Accounting for Income Taxes".


                                                     Years Ended December 31,
                                              -------------------------------------
                                              1997    1996    1995    1994    1993
                                              -----   -----   -----   -----   -----
Operating Data

Community Development
  Residential lots sold                         250     523     134     228     295
  Residential lots used by
    Company's homebuilding operations             5      27      25      44      91
  Residential lots used in joint
    venture operations                           21      --      --      --      --
  Residential lots transferred to
    Company's rental property operations         --      --      54      --      56
Commercial and business park
  acres sold                                     17       5      20      76      12
Undeveloped acres sold                          381      --       2      20      27

Homebuilding, all locations
  Contracts for sale, net of
    cancellations                                73      67     133     134     232
  Number of homes sold                          112     156     190     200     216
  Backlog at end of period                       58      68      92      86     152

Rental apartment units
  managed at end of period                    8,139   8,139   8,085   8,085   8,029
Units under construction                         --      --      54      --      56


ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

GENERAL:

     Historically, the Company's financial results have been significantly affected by the cyclical nature of the real estate industry. Accordingly, the Company's historical financial statements may not be indicative of future results.

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996.
----------------------------------------------

COMMUNITY DEVELOPMENT OPERATIONS.

     Community development land sales revenue decreased 10% to $13,357,000 during the twelve months ended December 31, 1997, compared to sales of $14,717,000 during the twelve months ended December 31, 1996. The decrease was attributable to a decrease in residential lot sales in Puerto Rico. These lots are sold to homebuilders in bulk, and in 1997 there were fewer sales transactions. In addition, the U.S. residential lot sales volume has continued to be unfavorably impacted by the competitive market conditions and the delay in development of the next village, Fairway. Even though the sales were down, the gross profit margin during 1997 increased to 34%, as compared to 28% in the same period of 1996. This increase was due primarily to the sales mix. During 1997, 23% of the sales revenue was generated by an undeveloped bulk parcel, which had a low acquisition price. There were no similar sales during 1996.

HOMEBUILDING OPERATIONS.

     Revenues from home sales decreased 20% to $7,805,000 during the twelve months ended December 31, 1997, as compared to $9,715,000 during the twelve months ended December 31, 1996. The number of homes sold decreased 31%, to 74 from 107 in the twelve months ended December 31, 1996. These reductions were primarily due to the phase out of the tract homebuilding operations. The gross profit margins were 4% in both 1997 and 1996.

RENTAL PROPERTY REVENUES AND OPERATING RESULTS.

     Rental property revenues, net of operating expenses, increased 25% to $5,140,000 in the twelve months ended December 31, 1997, as compared to $3,883,000 during the same period in 1996. As of April 1, 1996 four additional partnerships were consolidated when they became majority owned through an acquisition of additional limited partnership interests.

EQUITY IN EARNINGS FROM PARTNERSHIPS AND DEVELOPER FEES.

     During March 1996, IGC completed the sale of four Puerto Rico apartment projects. The properties, totaling 918 rental units, were sold under the 1990 Low Income Housing Preservation and Resident Homeownership Act ("LIHPRHA"). Equity in earnings decreased $15,036,000, to $1,494,000 during the twelve months ended December 31, 1997, as compared to $16,530,000 during the twelve months ended December 31, 1996. This decrease was primarily due to the $14,637,000 earned on the sales of the four properties during 1996, with no similar transaction in 1997.

MANAGEMENT AND OTHER FEES.

     Management and other fees decreased 22% to $3,774,000 in 1997, as compared to $4,816,000 in 1996. This decrease was due primarily to $1,362,000 of special management fees earned in 1996 from the LIHPRHA sales and the elimination of the management fees from four partnerships consolidated during the entire twelve months ended December 31, 1997, offset in part by fees of $724,000 earned from the refinancing of two apartment complexes in 1997.

INTEREST EXPENSE.

     Interest expense decreased $656,000 to $3,609,000 during 1997, as compared to $4,265,000 in 1996. The decrease was primarily attributable to $500,000 in late fees incurred in 1996 and a decrease in the average debt outstanding during the 1997 period, offset in part by interest attributable to the additional four properties consolidated April 1, 1996, as discussed above.

GENERAL AND ADMINISTRATIVE EXPENSE.

     General and administrative expenses decreased 6% to $7,034,000 during the twelve months ended December 31, 1997, as compared to $7,338,000 during the same period of 1996. This decrease was a result of management's continued focus on cost efficiency and the reduction of expenses. Specifically management experienced reductions in legal fees of $133,000, and salaries and benefits of $853,000, for the year ended December 31, 1997. These reductions in spending were offset by discounts on notes receivable of $801,000. The notes receivable are due from an affiliate of a former director, and did not bear interest until certain infrastructure improvements were completed. Delays in those improvements caused a delay in the commencement of interest charges, necessitating the additional discounts.

PROVISION FOR WETLANDS LITIGATION EXPENSE.

     Expenses related to the environmental legal proceedings discussed in Item 3 increased to $1,772,000 in 1997 from $973,000 in 1996. The Company established a reserve of $1,500,000 in 1997 to cover additional costs that could be incurred in the event of a retrial.

WRITE-OFF OF GOODWILL.

     In conjunction with the Company's reorganization plan, management wrote off $1,843,000 of goodwill in 1997 related to the purchase of a homebuilding company that builds homes on the purchasers' lots.

SPIN-OFF COSTS.

     Costs of $1,164,000 related to the restructuring of the Company were recognized as an expense in 1997.

FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995.
-----------------------------------------------

COMMUNITY DEVELOPMENT OPERATIONS.

     Community development land sales remained stable in 1996 and 1995, at approximately $14,800,000, in each year. The U.S. residential lot sales volume was unfavorably impacted by competitive market conditions, however, the effect of this decline was offset by increased 1996 residential lot sales in Puerto Rico.

     The gross profit margins for 1996 and 1995 were 28% and 49%, respectively. The decline in gross profit margin was due primarily to the change in the mix of sales. Commercial land sales produce the highest gross margins since their sales prices are higher and they require less development than the business park and residential land. Commercial sales as a percentage of land sales revenue were 44% and 66% in 1996 and 1995, respectively.

HOMEBUILDING OPERATIONS.

     Revenues from home sales declined as the Company phased out its tract homebuilding operations and competition increased. Homebuilding sales decreased 10% to $9,715,000 in 1996, as compared to $10,826,000 in 1995. The average sales price of the tract homes decreased 20% and the average sales price of the semi-custom homes increased 4% during 1996 as compared to 1995. The combined 8% drop in the number of homes sold, 94 units sold in 1996 versus 102 units sold in 1995, contributed to the decline in revenue.

     The gross profit margins for 1996 and 1995 were 4% and 9%, respectively. The decrease was primarily attributable to the decrease in the average sales price discussed above, and higher construction costs.

RENTAL PROPERTY REVENUES AND OPERATING RESULTS.

     Rental property revenues, net of operating expenses, increased 24% to $3,883,000 as compared to $2,947,000 in 1995. The increase in 1996 was due to the consolidation of four additional partnerships for the period April 1, 1996 through December 31, 1996. These four partnerships became majority-owned in April 1996 through acquisitions of additional limited partnership interests.

EQUITY IN EARNINGS FROM PARTNERSHIPS AND DEVELOPER FEES.

     Equity in earnings increased $13,883,000, to $16,530,000 in 1996 as compared to $2,647,000 in the same period of 1995. This increase was attributable to gains from the four LIHPRHA sales in March 1996.

MANAGEMENT AND OTHER FEES.

     Management and other fees increased $922,000, to $4,816,000 in 1996 as compared to $3,894,000 in 1995. This increase was due primarily to $1,362,000 of special management fees earned in 1996 from the LIHPRHA sales, offset by the elimination during 1996 of $153,000 of management fees earned from the four partnerships consolidated as of April 1, 1996, a negotiated reduction of $100,000 per year effective June 1, 1996 on one of the management contracts, and an additional $197,000 of deferred management fees recognized in 1995.

INTEREST EXPENSE.

     Interest expense decreased 6% to $4,265,000 in 1996, as compared to $4,522,000 in 1995. The decrease was due to a reduction in non-rental property loan balances offset in part by the addition of four fully consolidated partnerships effective April 1, 1996.

GENERAL AND ADMINISTRATIVE EXPENSE.

     General and administrative expenses decreased 6% to $7,338,000 in 1996, as compared to $7,773,000 in 1995, due primarily to management's continued focus on cost efficiency and the reduction of these expenses.

PROVISION FOR WETLANDS LITIGATION EXPENSES.

     Expenses related to the environmental legal proceedings discussed in Item 3 decreased to $973,000 in 1996 from $4,107,000 in 1995. The Company established a reserve of $2,500,000 in 1995 to cover the anticipated future costs of the legal proceedings. The reserve was depleted in 1996, with additional costs of $973,000 incurred during 1996.

LIQUIDITY AND CAPITAL RESOURCES
-------------------------------

     Cash and cash equivalents were $2,273,000 and $2,212,000 at December 31, 1997 and December 31, 1996, respectively. This increase was attributable to $9,716,000 and $585,000 provided by operating and financing activities, respectively, offset by $10,240,000 used in investing activities. The cash inflow from operating activities was primarily attributable to distributions from unconsolidated partnerships and land sales. The cash provided by financing activities was attributable to the closing of a $20,000,000 financing with Banc One. Loan proceeds were used to retire debt, payment of various obligations and working capital. The cash outflow for investing activities was primarily attributable to land improvements put in place for future land sales and pre-construction costs associated with future waste technology plants.

     IGC has historically met its liquidity requirements principally from cash flow generated from home and land sales, property management fees, distributions from residential rental partnerships and from bank financing providing funds for development and working capital.

     Over the past several years, IGC's cash flows have been constrained because of the terms of its existing debt agreements and the reluctance of lenders to provide financing in the U.S. as a result of the Wetlands Litigation (see Item
3. Legal Proceedings). As a result, substantially all of the cash generated has been used to pay debt service requirements with existing lenders. This resulted in limited opportunities for new construction and development in the U.S.. The recently closed Banc One financing provided funding to commence construction in Fairway Village, the third village in St. Charles, and will allow IGC to retain a greater portion of its U.S. land sales proceeds. IGC currently has other development projects in various stages of completion. Substantially all of the projects under construction have sufficient development loans in place to complete the construction.

     IGC's principal demands for liquidity are expected to be the continued funding of its current debt service and operating costs, including potential ongoing legal costs for the Wetlands Litigation as well as capital for its waste technology investments. After the Restructuring, management expects to obtain additional funding which can be used by ACPT to fund new community development projects. Such sources of funding may include, but are not limited to, excess operating cash flows, secured or unsecured financings, private or public offerings of debt or equity securities and proceeds from sales of properties. IGC's anticipated cash provided by operations, new and existing financing facilities, and extension or refinancing of $12,500,000 of loans that are due in 1998 are expected to satisfy the Company's capital needs in 1998. However, there are no assurances that these funds will be generated.

DEBT SUMMARY
------------

     As of December 31, 1997, substantially all of IGC's assets, with a book value, $146,000,000 were encumbered by $36,000,000 of recourse debt and $41,000,000 of non-recourse debt; $39,000,000 of the non-recourse debt is attributable to the mortgages of consolidated rental property partnerships. The significant terms of IGC's recourse debt financing arrangements are shown below (dollars in thousands):

                                                                            Balance
                                       Maximum     Interest    Maturity   Outstanding
 Descriptions                         Borrowings     Rate        Date       12/31/97
-------------------------------------------------------------------------------------
Banc One-term loan (a)                   $11,000   P+2.5%       7/31/04     $10,728
Banc One-development loan (a)              4,000   P+2.5%       7/31/04       1,020
Banc One-remediation loan (a)              5,000   P+2.5%       7/31/04       3,306
First Bank-term loan (b)                   9,685   P+1.5%       8/31/98       8,399
First Bank-construction loan (b)           5,500   P+1.5%       6/30/98       3,348
Banco Popular (c)                          4,000   P+1.5%       12/5/98       3,000
RG-Premier Bank (d)                        1,560   P+1.5%       4/30/99       1,560
Citibank (e)                                 969   (e)           demand         969
Banco Santander (f)                          707   P+1%         4/15/98         707
Washington Savings Bank (g)                1,317   9.5%         9/30/99         757
Miscellaneous land and
  development loans                        2,165   Various      Various       2,165
Other miscellaneous                          346   Various      Various         346
                                         -------   --------     -------     -------
                                         $46,249                            $36,305
                                         =======                            =========

      (a) The three notes are cross-collateralized by substantially all of the U.S. land and the U.S. and Puerto Rico future cash entitlements pursuant to its ownership interest in the housing partnerships. Interest is paid monthly. The loan agreement calls for a minimum of $2,000,000 principal curtailments in 1998, and $3,000,000 in each of the following six years. In addition, IGC is to establish a $1,000,000 development reserve during 1998. It is IGC's intention to meet the required payments from land sales and proceeds from the refinancing of a rental property. On each anniversary date, IGC is to pay an additional fee, 1% in 1998 and 1999, increasing 1/2% in the following four years, and grant an option to the lender to purchase an additional 75,000 shares at a strike price to be determined after the restructure. The loan agreement covenants include restrictions on additional indebtedness of IGC and St. Charles Community LLC. The loan agreement contains a cross default provision for any amounts in excess of $1,000,000 past due for 45 days after demand notification.

      (b) The two notes are cross collateralized by the Puerto Rico land assets. The interest is paid monthly from an interest reserve. Principal payments are funded through the partial release prices of the collateral. IGC expects to extend the maturity date of these loans. The loan agreement covenants include restrictions on distributions by LDA and additional indebtedness of LDA and cross default provisions for other loan payment defaults.

      (c) The note was assumed in March 1998 by IBC in connection with the sale of property to IBC.

      (d) The note requires monthly principal payments of $27,000 and is secured by three mortgage notes receivable totalling $2,717,600. Interest is paid monthly by advances under the loan agreement.

      (e) The note requires monthly payments of interest calculated at 250 basis points over the cost of funds, 8.406% at December 31, 1997. The note was secured by a letter of credit that expired in January 1998. Management is currently renegotiating the terms of this loan.

      (f) The loan is collateralized by a pledge of two mortgage notes receivable totalling $2,760,000. Monthly principal payments of $27,000 are required. Additional principal is paid from the sale of residential parcels in Phase II of Parque Escorial.

      (g) The note requires monthly payments of interest and is collateralized by the land under development for 115 townhome lots in St. Charles, Maryland. The loan is to be repaid from the sale of townhome lots that are currently under an option contract.

YEAR 2000
---------

     IGC has assessed and continues to assess the impact of the Year 2000 issue on its reporting systems and operations. The Year 2000 issue exists because many computer systems and applications and other systems using computer chips currently use two-digit fields to designate a year. As the century date occurs, date sensitive systems may recognize the year 2000 as 1900 or not at all. This inability to recognize or properly treat the year 2000 may cause the systems to process critical financial and operations information incorrectly.

     IGC's reporting systems are Year 2000 compliant with the exception of one module. The Company has engaged a programmer at a nominal cost to bring this module into compliance. Management is continuing to review the remaining operating systems and computer systems that affect the properties the Company manages.

FORWARD-LOOKING STATEMENTS
--------------------------

     Certain matters discussed and statements made within this Annual Report on Form 10-K are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements of the company to be different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. These risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission or other public statements.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Interstate General Company L.P.:

     We have audited the accompanying consolidated balance sheets of Interstate General Company L.P. (a Delaware limited partnership) and subsidiaries ("the Company") as of December 31, 1997 and 1996, and the related consolidated statements of (loss) income, changes in partners' capital and cash flows for each of the three years ended December 31, 1997. These consolidated financial statements and the schedule referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedule based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Interstate General Company L.P. as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years ended December 31, 1997, in conformity with generally accepted accounting principles.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The financial statement schedule included on pages 65 through 75 of the Form 10-K is presented for purposes of complying with the Securities and Exchange Commission's rules and is not a required part of the basic financial statements. This schedule has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



Arthur Andersen LLP
Washington, D.C.
March 25, 1998

                        INTERSTATE GENERAL COMPANY L.P.
                    CONSOLIDATED STATEMENTS OF (LOSS) INCOME
                    (In thousands, except per Unit amounts)

                                                    YEARS ENDED DECEMBER 31,
                                                --------------------------------
                                                  1997        1996       1995
                                                ---------   --------   ---------

REVENUES
  Community development-land sales
    Non-affiliates                               $10,357    $ 5,631     $11,591
    Affiliates                                     3,000      9,086       3,233
  Homebuilding-home sales                          7,805      9,715      10,826
  Rental property revenues                         8,737      7,577       4,642
  Equity in earnings from partnerships
    and developer fees                             1,494     16,530       2,647
  Equity in earnings (losses) from
    gaming properties                                 --          4         (78)
  Management and other fees, substantially
    all from related entities                      3,775      4,816       3,894
  Interest and other income                        1,044      1,015         945
                                                 -------    -------     -------
      Total revenues                              36,212     54,374      37,700
                                                 -------    -------     -------
EXPENSES
  Cost of land sales                               8,881     10,610       7,611
  Cost of home sales                               7,486      9,347       9,829
  Selling and marketing                            1,232      1,320       1,465
  General and administrative                       7,034      7,338       7,773
  Interest expense                                 3,609      4,265       4,522
  Rental properties operating expense              3,597      3,245       1,695
  Depreciation and amortization                    2,128      1,997       1,196
  Wetlands litigation expenses                     1,772        973       4,107
  Write-off of deferred project costs                  6        562         506
  Write-off of goodwill                            1,843         --          --
  Spin-off costs                                   1,164         --          --
                                                 -------    -------     -------
      Total expenses                              38,752     39,657      38,704
                                                 -------    -------     -------
(LOSS) INCOME BEFORE PROVISION
  FOR INCOME TAXES                                (2,540)    14,717      (1,004)
PROVISION FOR INCOME TAXES                           606      3,634       1,452
                                                 -------    -------     -------
(LOSS) INCOME BEFORE MINORITY INTEREST            (3,146)    11,083      (2,456)
MINORITY INTEREST                                   (439)      (306)       (511)
                                                 -------    -------     -------

(LOSS) INCOME BEFORE EXTRAORDINARY ITEM           (3,585)    10,777      (2,967)
EXTRAORDINARY ITEM-EARLY
  EXTINGUISHMENT OF DEBT                              --        932          --
                                                 -------    -------     -------
NET (LOSS) INCOME                                $(3,585)   $ 9,845     $(2,967)
                                                 =======    =======     =======

                  The accompanying notes are an integral part
                       of these consolidated statements.

                        INTERSTATE GENERAL COMPANY L.P.
              CONSOLIDATED STATEMENTS OF (LOSS) INCOME (CONTINUED)
                    (In thousands, except per Unit amounts)

                                                 YEARS ENDED DECEMBER 31,
                                              -------------------------------
                                                1997       1996       1995
                                              --------   --------   ---------

BASIC NET (LOSS) INCOME PER UNIT
  (Loss) income before extraordinary
    item                                       $  (.35)   $  1.04     $  (.29)
  Extraordinary item                                --       (.09)         --
                                               -------    -------     -------
  Net (loss) income                            $  (.35)   $   .95     $  (.29)
                                               =======    =======     =======

NET (LOSS) INCOME
  General Partners                             $   (36)   $    98     $   (30)
  Limited Partners                              (3,549)     9,747      (2,937)
                                               -------    -------     -------
                                               $(3,585)   $ 9,845     $(2,967)
                                               =======    =======     =======

WEIGHTED AVERAGE UNITS OUTSTANDING              10,289     10,257      10,255
                                               =======    =======     =======




                  The accompanying notes are an integral part
                       of these consolidated statements.

                        INTERSTATE GENERAL COMPANY L.P.
                          CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                  A S S E T S
                                  -----------

                                                                  DECEMBER 31,
                                                               -------------------
                                                                 1997       1996
                                                               --------   --------
CASH AND CASH EQUIVALENTS
  Unrestricted                                                 $  2,273   $  2,212
  Restricted                                                        508        988
                                                               --------   --------
                                                                  2,781      3,200
                                                               --------   --------
ASSETS RELATED TO COMMUNITY DEVELOPMENT
  Land and development costs
    Puerto Rico                                                  32,918     34,034
    St. Charles, Maryland                                        28,417     26,980
    Other United States locations                                14,698     16,256
  Notes receivable on lot sales and other                         6,476      5,815
                                                               --------   --------
                                                                 82,509     83,085
                                                               --------   --------
ASSETS RELATED TO RENTAL PROPERTIES
  Operating properties, net of accumulated
    depreciation of $21,392 and $20,658, as of
    December 31, 1997 and 1996, respectively                     37,829     39,219
  Investment in unconsolidated rental property
    partnerships, net of deferred income of $2,193 and
    $2,643 as of December 31, 1997 and 1996, respectively         8,657     11,723
  Other receivables, net of reserves of $223 and $121
    as of December 31, 1997 and 1996, respectively                  805      1,756
                                                               --------   --------
                                                                 47,291     52,698
                                                               --------   --------
ASSETS RELATED TO HOMEBUILDING
  Homebuilding construction and land                              1,914      2,016
  Investment in joint venture                                       591        275
  Receivables and other                                              68        200
                                                               --------   --------
                                                                  2,573      2,491
                                                               --------   --------
OTHER ASSETS
  Goodwill, less accumulated amortization of $1,039
    as of December 31, 1996                                          --      1,995
  Deferred costs regarding waste technology
    and other projects, receivables and other                     8,797      3,870
  Property, plant and equipment, less accumulated
    depreciation of $2,460 and $2,425 as of
    December 31, 1997 and 1996, respectively                      1,087      1,229
                                                               --------   --------
                                                                  9,884      7,094
                                                               --------   --------
    TOTAL ASSETS                                               $145,038   $148,568
                                                               ========   ========

                  The accompanying notes are an integral part
                     of these consolidated balance sheets.

                        INTERSTATE GENERAL COMPANY L.P.
                          CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                       LIABILITIES AND PARTNERS' CAPITAL
                       ---------------------------------


                                                        DECEMBER 31,
                                                     -------------------
                                                       1997       1996
                                                     --------   --------

LIABILITIES RELATED TO COMMUNITY DEVELOPMENT
  Recourse debt                                      $ 35,176   $ 34,077
  Non-recourse debt                                     2,295      2,153
  Accounts payable, accrued liabilities
    and deferred income                                 5,245      4,829
                                                     --------   --------
                                                       42,716     41,059
                                                     --------   --------
LIABILITIES RELATED TO RENTAL PROPERTIES
  Recourse debt                                           969      1,139
  Non-recourse debt                                    39,101     39,508
  Accounts payable and accrued liabilities              3,331      3,256
                                                     --------   --------
                                                       43,401     43,903
                                                     --------   --------
LIABILITIES RELATED TO HOMEBUILDING
  Recourse debt                                           159        502
  Accounts payable and accrued liabilities              2,501      2,544
                                                     --------   --------
                                                        2,660      3,046
                                                     --------   --------
OTHER LIABILITIES
  Accounts payable and accrued liabilities              6,330      4,024
  Notes payable and capital leases                        615        630
  Accrued income tax liability - current                1,541      3,979
  Accrued income tax liability - deferred               4,487      5,333
                                                     --------   --------
                                                       12,973     13,966
                                                     --------   --------
    Total liabilities                                 101,750    101,974
                                                     --------   --------
PARTNERS' CAPITAL
  General partners' capital                             4,345      4,378
  Limited partners' capital-10,332 and 10,257
    Units issued and outstanding as
    of December 31, 1997 and 1996, respectively        38,943     42,216
                                                     --------   --------
    Total partners' capital                            43,288     46,594
                                                     --------   --------
    TOTAL LIABILITIES AND PARTNERS' CAPITAL          $145,038   $148,568
                                                     ========   ========



                  The accompanying notes are an integral part
                     of these consolidated balance sheets.

                        INTERSTATE GENERAL COMPANY L.P.
            CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
                    FOR THE YEARS ENDED DECEMBER 31, 1997,
                                 1996 AND 1995
                                (In thousands)


                                      General    Limited
                                      Partners'  Partners'
                                      Capital    Capital     Total
                                      --------   --------    -----
BALANCES, DECEMBER 31, 1994            $4,322    $36,383    $40,705

  Net loss for the year                   (30)    (2,937)    (2,967)

  Employee and director Unit
    options exercised                      --        171        171
                                       ------    -------    -------
BALANCES, DECEMBER 31, 1995             4,292     33,617     37,909

  Net income for the year                  98      9,747      9,845

  Exchange of assets between the
    Company and general partner            (1)       (19)       (20)

  Cash distributions to partners          (11)    (1,129)    (1,140)
                                       ------    -------    -------

BALANCES, DECEMBER 31, 1996            $4,378    $42,216    $46,594

  Net loss for the year                   (36)    (3,549)    (3,585)

  Issuance of warrants                      3        276        279
                                       ------    -------    -------
BALANCES, DECEMBER 31, 1997            $4,345    $38,943    $43,288
                                       ======    =======    =======




                  The accompanying notes are an integral part
                       of these consolidated statements.

                        INTERSTATE GENERAL COMPANY L.P.
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                                 (In thousands)


                                                                 YEARS ENDED DECEMBER 31,
                                                            ---------------------------------
                                                               1997       1996        1995
                                                            --------    ---------   ---------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss) income                                         $ (3,585)   $  9,845    $ (2,967)
  Adjustments to reconcile net (loss)
    income to net cash provided by
    operating activities:
      Extraordinary item                                          --         932          --
      Depreciation and amortization                            2,128       1,997       1,196
      (Benefit) provision for deferred
        income taxes                                            (847)        629         729
      Equity in earnings from gaming properties                   --          (4)         78
      Equity in earnings from unconsolidated
        partnerships and developer fees                       (1,402)    (16,605)     (2,647)
      Distributions from unconsolidated
        partnerships                                           5,155      15,666       1,216
      Cost of sales-community development
        and homebuilding                                      16,367      19,957      17,440
      Homebuilding construction expenditures                  (7,384)     (8,109)     (8,699)
      Equity in loss from homebuilding joint
        venture                                                  (92)         75          --
      Write-off of deferred project cost                           6         562         506
      Write-off of goodwill                                    1,843          --          --
      Payment of fines                                        (3,212)         --          --
      Changes in notes and accounts receivable,
        due from affiliates changed $27,
        $(2,535) and $(3,529)                                    423      (2,767)     (2,624)
      Changes in accounts payable, accrued
        liabilities and deferred income                          316       4,037       2,050
                                                            --------    --------    --------
  Net cash provided by operating activities                    9,716      26,215       6,278
                                                            --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Investment in land improvements for
    future sales                                              (7,644)    (11,444)    (14,004)
  Change in assets related to unconsolidated
    rental property partnerships                                (687)       (312)        762
  Change in restricted cash                                      480       1,137       3,588
  (Additions to) disposals of rental operating
    properties, net                                             (308)     (1,275)        177
  Acquisitions of other assets, net                           (1,857)       (503)     (1,402)
  Contributions to homebuilding joint venture                   (224)       (100)       (250)
  Acquisition of rental property partnership
    interest                                                      --          --        (170)
                                                            --------    --------    --------
  Net cash used in investing activities                      (10,240)    (12,497)    (11,299)
                                                            --------    --------    --------

                  The accompanying notes are an integral part
                       of these consolidated statements.

                          INTERSTATE GENERAL COMPANY L.P.
                CONSOLIDATED STATEMENTS OF CASH FLOW (CONTINUED)
                                 (In thousands)


                                                         YEARS ENDED DECEMBER 31,
                                                      ---------------------------------
                                                        1997        1996        1995
                                                      --------    ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Cash proceeds from debt financing                     21,206      34,441      34,708
  Payment of debt                                      (20,900)    (48,283)    (27,502)
  Distributions to Unitholders                              --      (1,140)         --
  Issuance of warrants                                     279          --          --
  Exercise of employee options                              --          --         171
                                                      --------    --------    --------
  Net cash provided by (used in) financing
    activities                                             585     (14,982)      7,377
                                                      --------    --------    --------

NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                          61      (1,264)      2,356

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR             2,212       3,476       1,120
                                                      --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                $  2,273    $  2,212    $  3,476
                                                      ========    ========    ========

SUPPLEMENTAL DISCLOSURES:
  Interest paid                                       $  5,878    $  4,940    $  5,936
  Income taxes paid                                      3,828         371       2,250
  Non-cash transactions
    Land received in exchange for
      land sold                                             --          --         134
    Partnership interests received in
      satisfaction of accounts and notes
      receivable from general partner                       --          69          --
    Accounts and notes receivable, net
      of reserves, satisfied via transfer
      of partnership interests from
      general partner                                       --          69          --
    Assets transferred to general partner                   --          49          --




                  The accompanying notes are an integral part
                       of these consolidated statements.

                        INTERSTATE GENERAL COMPANY L.P.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

(1)  BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

     On September 26, 1986, Interstate General Company L.P. ("IGC" or "the Company"), a Delaware limited partnership, was formed, and on December 31, 1986, acquired substantially all of the community development, homebuilding, investment properties and management services businesses of Interstate General Business Corporation, Interstate St. Charles, Inc. and a trust for the benefit of the stockholders of Interstate General Business Corporation. The Company's 1% general partner interest is shared by the managing general partner, Interstate General Management Corporation, and Interstate Business Corporation ("IGMC" and "IBC", respectively, referred to collectively as the "General Partner"). The Company is primarily engaged in the business of community development, ownership, development and management of apartment rental properties and homebuilding.

     CONSOLIDATION AND PRESENTATION
     ------------------------------

     The accompanying consolidated financial statements include the accounts of Interstate General Company L.P. and its majority owned partnerships and subsidiaries, after eliminating all intercompany transactions. All of the entities included in the consolidated financial statements are hereinafter referred to collectively as the "Company" or "IGC". As of December 31, 1997, the consolidated group includes Interstate General Company L.P., Interstate General Properties Limited Partnership S.E., St. Charles Associates Limited Partnership, Land Development Associates S.E., American Family Homes, Inc., St. Charles Community LLC, St. Charles Operating LLC, Interstate Waste Technologies Inc., Caribe Waste Technologies, Inc., Lancaster Apartments Limited Partnership, New Forest Apartments General Partnership, Fox Chase Apartments General Partnership, Palmer Apartments Associates Limited Partnership, Headen House Associates Limited Partnership, Wakefield Terrace Associates Limited Partnership, Wakefield Third Age Associates Limited Partnership and various inactive entities. The Company's investments in its non-majority owned partnerships that it does not control are recorded using the equity method of accounting. However, the recognition of losses is limited to the amount of direct or implied financial support.

     SALES AND PROFIT RECOGNITION AND COST CAPITALIZATION
     ----------------------------------------------------

     Sales revenues and profits from community development and homebuilding are recognized at closing only when sufficient down payments have been obtained, possession and other attributes of ownership have been transferred to the buyer, and IGC has no significant continuing involvement.

     The costs of acquiring and developing land and homebuilding construction are allocated to these assets and charged to cost of sales as the related inventories are sold. IGC's interest costs related to homebuilding and land assets are allocated to these assets based on their development stage and relative book value. The portion of interest allocated to land, finished building lots and homebuilding construction during the development and construction period is capitalized. Remaining interest costs are expensed. IGC carries rental properties, land, development and homebuilding costs at the lower of cost or net realizable value.

     Quarterly, IGC evaluates the carrying value of its long-lived assets in accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." In cases where management is holding for sale particular properties, the Company assesses impairment based on whether the net realizable value (estimated sales price less costs of disposal) of each individual property to be sold is less than the net book value. A property is considered to be held for sale when the Company has made the decision to dispose of the property. Otherwise, the Company assesses impairment of its real estate properties based on whether it is probable that undiscounted future cash flows from each individual property will be less than its net book value. If a property is impaired, its basis is adjusted to its fair market value.

     SELLING AND MARKETING EXPENSES
     ------------------------------

     Selling and marketing expenses consist primarily of advertising costs, which include costs of printed materials, signs, displays, general marketing costs and costs associated with model homes. Advertising costs are expensed as incurred except for capitalized model home costs which are depreciated over their estimated useful lives.

     MANAGEMENT FEES
     ---------------

     IGC records management fees in the period in which services are rendered.

     DEFERRED PROJECT COSTS
     ----------------------

     Pre-construction costs are capitalized. Upon completion of construction, the deferred charges are amortized as a component of the buildings depreciation charge. Deferred project costs determined to be unrecoverable are written off.

     DEPRECIATION AND AMORTIZATION
     -----------------------------

     Buildings are depreciated over 35 to 40 years using the straight-line method. Furniture, fixtures and equipment are depreciated over five to seven years using the straight-line method. Deferred expenses are amortized over the period of estimated benefit using the straight-line method of depreciation.

     CASH AND CASH EQUIVALENTS
     -------------------------

     Cash and cash equivalents include cash on hand, unrestricted deposits with financial institutions and short-term investments with original maturities of three months or less.

     INCOME TAXES
     ------------

     IGC is not subject to U.S. income taxes under current law. Its partners are taxed directly on their share of IGC's income without regard to distributions, and the partners may generally deduct their share of losses. The corporate subsidiaries of IGC are subject to tax at the applicable corporate rates. Furthermore, IGC is subject to Puerto Rico income tax on its Puerto Rico source income and District of Columbia income tax on its District of Columbia source income.

     USE OF ESTIMATES
     ----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     STOCK-BASED COMPENSATION
     ------------------------

     The Company adopted Statement of Financial Accounting Standard ("SFAS") No. 123, "Accounting for Stock-Based Compensation" during 1996. The Company has elected to continue to measure compensation costs using Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and therefore the adoption of this statement did not have any effect on the financial results of the Company (see Note 7).

     Compensation expense related to Unit options issued to directors and employees is recognized at the time the options are granted, in an amount equal to the excess of the currently calculated trading value of the Units over the option exercise price. Compensation expense related to Unit Appreciation Rights is recognized quarterly, on a cumulative basis since the issuance of the Rights, based on changes in Unit prices as compared to the "strike" price of the Rights.

     EARNINGS PER UNIT
     -----------------

     In the fourth quarter of 1997, IGC adopted Statement of Financial Accounting Standard ("SFAS") No. 128, "Earnings per Share." This statement requires the computation and reporting of both "basic" and "diluted" earnings per unit.

     "Basic earnings per unit" is computed as net income multiplied by the limited partner ownership interest, 99%, divided by the weighted average units outstanding.

     The following table provides a reconciliation between weighted average units outstanding-basic and weighted average units outstanding-diluted.

                                                          Year Ended
                                                         December 31,
                                                   ------------------------
                                                    1997     1996     1995
                                                   ------   ------   ------

   Weighted average units outstanding-basic        10,289   10,257   10,255
   Effect of dilutive equivalent units                N/A       17      N/A
                                                   ------   ------   ------
   Weighted average units outstanding-diluted      10,289   10,274   10,255
                                                   ======   ======   ======

     The effect of dilutive equivalent units is not applicable in 1997 and 1995 because the Company showed a net loss for those years. Potentially dilutive options and warrants are described in Note 7.

     IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS
     ----------------------------------------------

     During 1997, IGC adopted the provisions of SFAS No. 129 "Disclosure of Information about Capital Structure." The adoption of SFAS No. 129 did not have a material effect on IGC's financial statements.

     In June 1997, the Financial Accounting Standards Board issued SFAS No. 130 "Reporting Comprehensive Income", which is effective for fiscal years beginning after December 15, 1997. The statement establishes standards for reporting and display of comprehensive income and its components. IGC plans to adopt SFAS No. 130 in 1998 and the impact is not expected to be significant.

     In June 1997, the Financial Accounting Standards Board issued SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information", which is effective for fiscal years beginning after December 15, 1997. IGC plans to adopt SFAS No. 131 in 1998.

     RECLASSIFICATIONS
     -----------------

     Certain amounts presented for 1996 in the Consolidated Balance Sheet and for 1996 and 1995 in the Consolidated Statements of Income and Cash Flows have been reclassified to conform with the 1997 presentation.

(2)  INVESTMENT IN UNCONSOLIDATED PARTNERSHIPS

     HOUSING PARTNERSHIPS
     --------------------

     The following information summarizes financial data and principal activities of unconsolidated housing partnerships which the Company accounts for under the equity method (in thousands).

SUMMARY OF FINANCIAL POSITION:          AS OF DECEMBER 31,
                                      -----------------------
                                         1997         1996
                                      ----------   ----------

Total assets                           $138,782     $141,107
Total non-recourse debt                 144,595      136,468
Total other liabilities                  24,917       23,678
Total equity                            (30,730)     (19,039)
Company's investment                      8,657       11,723

SUMMARY OF OPERATIONS:                        FOR THE YEAR ENDED
                                       ---------------------------------
                                         1997         1996        1995
                                       --------     --------    --------
Total revenue                          $ 32,063     $ 34,912     $40,836
Net (loss) income                        (1,120)          60         946
Company's recognition of equity
  in earnings and developer fees          1,402        1,968       2,647


SUMMARY OF OPERATING CASH FLOWS:                          FOR THE YEAR ENDED
                                                    ----------------------------
                                                      1997      1996      1995
                                                    --------   -------   -------

Cash flows from operating activities                 $ 3,746    $7,494    $8,939
Company's share of cash flows from
  operating activities                                 1,099     2,915     3,771
Operating cash distributions                          10,648     1,620     2,607
Company's share of operating cash
  distributions                                        5,155       501     1,216


SUMMARY OF 1996 SALES TRANSACTION:
Gain on sale                                         $39,934
Company's equity and earnings recognition             14,637
Total distribution of sales proceeds                  36,235
Company's share of sales proceeds distribution        15,165


     The unconsolidated rental properties partnerships as of December 31, 1997 include 19 partnerships owning 4,563 rental units in 22 apartment complexes.
The Company holds a general partner interest in these partnerships and generally shares in zero to 5% of profits, losses and cash flow from operations until such time as the limited partners have received cash distributions equal to their capital contributions. Thereafter, IGC generally shares in 50% of cash distributions from operations. Pursuant to the partnership agreements, the general partners of the unconsolidated partnerships are prohibited from selling or refinancing the apartment complexes without majority limited partner approval. Due to the absence of control and non-majority ownership, these partnerships are accounted for under the equity method of accounting.

     Lakeside Apartments was placed in service in 1996. The remaining complexes owned by Alturas Del Senorial Associates Limited Partnership, Bannister Associates Limited Partnership, Bayamon Gardens Associates Limited Partnership, Brookside Gardens Limited Partnership, Carolina Associates Limited Partnership, Chastleton Apartments Associates, Coachman's Limited Partnership, Colinas de San Juan Associates Limited Partnership, Crossland Associates Limited Partnership, Essex Apartments Associates Limited Partnership, Huntington Associates Limited Partnership, Jardines de Caparra Associates Limited Partnership, Monserrate Associates Limited Partnership, Monte de Oro Associates Limited Partnership, New Center Associates Limited Partnership, San Anton Associates Limited Partnership, Turabo Limited Dividend Partnership and Valle del Sol Limited Partnership were placed in service prior to 1995.

     During 1997, the rental complexes owned by Monte de Oro and New Center were refinanced to provide distributions to their partners and funds to convert the rental units into condominiums. Rental revenues significantly decreased during 1997 as the units were vacated in preparation for conversion. As a result, the combined net income for 1997 was $1,239,000 less than the 1996 net income and the cash flow from operations was $2,789,000 less in 1997 than the 1996 cash flow from operations.

     On April 1, 1996, the Company acquired a controlling interest in four partnerships owning 596 rental units, Wakefield Third Age L.P., Wakefield Terrace Associates L.P., Palmer Apartments L.P. and Headen House Associates L.P. Effective April 1, 1996, the results of operations and balance sheets of these partnerships are consolidated in the accompanying financial statements. Prior to that time, they were accounted for under the equity method of accounting and as such their operating results are included above for the applicable periods.

     In March 1996, the Company completed the sale of four Puerto Rico apartment properties. The four properties, Las Americas I, Las Americas II, Las Lomas and Monacillos, totaling 918 units were purchased by non-profit organizations with financing provided by HUD through capital grants authorized by the Low Income Housing Preservation and Resident Homeownership Act ("LIHPRHA"). The Company retained the management contract for these properties. The results of the sales transaction are identified separate from operations in the table above. Prior to the sale, the properties were accounted for using the equity method of accounting and as such their results of operations are included above for the applicable periods.

     HOMEBUILDING JOINT VENTURE
     --------------------------

     The Company holds a 50% joint venture interest in Escorial Builders S.E. Escorial Builders was formed in 1995 to purchase lots from the Company and construct homes for resale. It purchased land to construct 118 units in 1997 and land to construct 98 units in 1996. The profit on these lots are deferred until sold by Escorial Builders to a third party. The following tables summarize Escorial Builders' financial information (in thousands):

SUMMARY OF FINANCIAL POSITION:                AS OF DECEMBER 31,
                                             --------------------
                                               1997       1996
                                             --------    -------

Total assets                                  $13,719    $ 5,586
Total liabilities                              12,536      5,047
Total equity                                    1,183        539
Company's investment                              591        275


SUMMARY OF OPERATIONS:                        FOR THE YEAR ENDED
                                           ---------------------------
                                            1997        1996     1995
                                           -------    -------   ------
Total revenue                              $ 2,491    $    --    $ --
Net income (loss)                              183       (151)     --
Company's recognition of equity
 in earnings                                    92        (75)     --


SUMMARY OF OPERATING CASH FLOWS:              FOR THE YEAR ENDED
                                          --------------------------
                                           1997      1996      1995
                                          -------  -------   -------
Cash flows from operating activities      $(7,326)   $(4,361)   $ --
Company's share of cash flows from
 operating activities                      (3,663)    (2,181)     --
Operating cash distributions                   --         --      --
Company's share of operating cash
 distributions                                 --         --      --

 (3) DEBT AND EXTRAORDINARY ITEM - EARLY EXTINGUISHMENT OF DEBT

     DEBT
     ----

     The Company's outstanding debt is collateralized primarily by land, land improvements, housing, receivables, investments in partnerships, and rental properties. The following table summarizes the indebtedness of IGC at December 31, 1997 and 1996 (in thousands):

                                                                     Outstanding
                                        Maturity     Interest        December 31,
                                          Dates       Rates*     ----------------------
                                         From/To      From/To       1997        1996
                                       -----------   ---------   ---------   ----------
Related to community development:
  Recourse debt                        Demand/       P+2.5%/          $35,176   $34,077
                                       07-31-04         10.0%
  Non-recourse debt                    08-02-09      P+1.5%             2,295     2,153

Related to investment properties:
  Recourse debt                        Demand        7.35%                969     1,139
  Non-recourse debt                    10-01-19/     6.85%/            39,101    39,508
                                       10-01-28      8.5%

Related to homebuilding projects:
  Recourse debt                        Demand        P+1%                 159       502

General:
  Recourse debt                        12-31-96/     P+1.25%/             615       630
                                       08-01-02         12%           -------    ------
    Total debt                                                        $78,315   $78,009
                                                                      =======   =======

*P = Prime lending interest rate.

     As of December 31, 1997, the $35,176,000 of recourse debt related to community development assets is fully collateralized by substantially all of the community development assets. Approximately $15,054,000 of this amount is further secured by investments in apartment rental partnerships.

     The Company's loan with Banc One, obtained during 1997, requires additional interest payments on each annual anniversary date. The amount due is 1% of the outstanding balance in 1998 and 1999, and increases 1/2% each year thereafter, through 2003.


     As of December 31, 1997, recourse investment property debt is secured by a letter of credit issued to the Company pursuant to the terms of a sales contract. The non-recourse investment properties debt is collateralized by apartment projects and secured by FHA or the Maryland Housing Fund. Mortgage notes payable of $7,244,000 have stated interest rates of 7.5% and 7.75%; however, after deducting interest subsidies provided by HUD, the effective interest rate over the life of the loans is 1%.

     The homebuilding debt is secured by substantially all of the homebuilding assets.

     The Company's loans contain various financial, cross-default and technical provisions of which the Company is currently in compliance. IGC's weighted average interest rate during 1997 on its variable rate debt was 10.06%.

     The stated maturities (assuming no accelerations) of the Company's indebtedness at December 31, 1997 are as follows (in thousands):

            1998                                         $21,235
            1999                                           6,264
            2000                                           3,752
            2001                                           3,601
            2002                                           3,681
            Thereafter                                    39,782
                                                         -------
                                                         $78,315
                                                         =======

     The interest costs incurred during 1997, 1996 and 1995 were accounted for as follows (in thousands):

                                                         1997      1996     1995
                                                       ------   -------   ------

          Expensed                                     $3,685   $ 4,269   $4,620
          Capitalized                                   2,931     3,930    3,213
                                                       ------   -------   ------
                                                       $6,616   $ 8,199   $7,833
                                                       ======   =======   ======

     EXTRAORDINARY ITEM - EARLY EXTINGUISHMENT OF DEBT
     -------------------------------------------------

     On December 23, 1996, the Company completed the restructuring of two non-recourse mortgages that will provide an interest savings of approximately $12,000,000 over the life of the loans. The new mortgage notes payable of $18,700,000 bear an average annual interest rate over the life of the loans at approximately 6.8% compared to approximately 9.7% for the old loans. Prepayment fees of $932,000 were paid to the prior lender and charged as an extraordinary item in the accompanying financial statements. The loans are secured by the rental properties owned by two consolidated partnerships.

(4)  COMMITMENTS AND CONTINGENT LIABILITIES

     WETLANDS LITIGATION
     -------------------

     On February 29, 1996, IGC, SCA and James J. Wilson were convicted on four felony counts of violations of Section 404 of the U.S. Clean Water Act relating to discharge without a permit of fill material into wetlands within the U.S. Army Corps of Engineers' regulatory jurisdiction. The nine civil violations of the U.S. Clean Water Act filed by the U.S. Attorney were dismissed without prejudice. The Company was fined $3,000,000, placed on probation for five years and ordered to implement a wetlands restoration and mitigation plan proposed by the government. Mr. Wilson was fined $1,000,000 and sentenced to 21 months imprisonment and one year of supervised release. Appeals were filed and Mr. Wilson's sentence was stayed pending appeal by the Court of Appeals. On December 23, 1997, the United States Court of Appeals for the Fourth Circuit reversed the lower court's decision and remanded the matter back to the lower court for retrial. The Court of Appeals denied the United States Attorney's Petition for Rehearing by the Court of Appeals, and IGC has received a full refund of the $3,000,000 fines paid. The U.S. Attorney may seek to retry the criminal case or recommence the civil case that was previously dismissed. The Company established a $1,500,000 reserve for future legal expenses that may arise if the case is retried.

     GUARANTEES
     ----------

     The Company is guarantor of $8,794,000 of letters of credit and surety bonds for land development completion and homebuilding warranties. IGC is a guarantor of a $4,569,000 letter of credit securing bonds issued on behalf of Chastleton Apartments Associates. This letter of credit is collateralized by certain assets owned by IBC, IBC affiliates and the Company. The Company's assets included in the collateral consist of rights to distributions from three Puerto Rico housing partnerships and a $4,636,000 note receivable from Brandywine Investment Associates Limited Partnership.

     In addition to the letters of credit, IGC shares the general partner interests in two rental partnerships with IBC, one of which is currently experiencing negative cash flow. Under the terms of the partnership agree ment, IBC is the primary obligor for funding operating advances. However, should IBC fail to fulfill its funding obligations, IGC is obligated as a general partner to provide financial support. This obligation involves varying degrees of financial exposure in excess of amounts recognized in the consolidated financial statements.

     During 1997, two substantially debt free complexes owned by two unconsolidated partnerships were refinanced to provide condominium conversion construction funds and distributions to their owners. The Company guaranteed these loans, which cannot exceed $23,200,000. In January 1998, two additional residential rental properties, owned by separate unconsolidated partnerships,
were refinanced with Firstbank of Puerto Rico.   The Company guaranteed these
loans which amount to $10,000,000. The new mortgage loans mature concurrently with the housing assistance payment contracts, at which time the Company expects to refinance the outstanding balance of the debt, to provide condominium conversion construction funds and distributions to their respective owners.

     IGC entered into an agreement with IBC in 1995, whereby IGC transferred its remaining interests in and control over Equus Management Company ("EMC"), and Equus Gaming Company L.P. ("Equus") to IBC. The agreement was amended in December 1997 to allow IGC to withdraw as a general partner of Equus provided it granted a guarantee to EMC. IGC agreed to guarantee $20,000,000 of EMC's liabilities in excess of assets should Equus or EMC become insolvent.

     LIQUIDITY
     ---------

     IGC has historically met its liquidity requirements principally from cash flow generated from home and land sales, property management fees, distributions from residential rental partnerships and from bank financing providing funds for development and working capital.

     Over the past several years, IGC's cash flows have been constrained because of the terms of its existing debt agreements and the reluctance of lenders to provide financing in the U.S. as a result of the Wetlands

Litigation. As a result, substantially all of the cash generated has been used to pay debt service requirements with existing lenders. This resulted in limited opportunities for new construction and development in the U.S. The recently closed Banc One financing provided funding to commence construction in Fairway Village, the third village in St. Charles, and will allow IGC to retain a greater portion of its U.S. land sales proceeds. IGC currently has other development projects in various stages of completion. Substantially all of the projects under construction have sufficient development loans in place to complete the construction.

     IGC's principal demands for liquidity are expected to be the continued funding of its current debt service and operating costs, including potential ongoing legal costs for the Wetlands Litigation as well as capital for its waste technology investments. After the Restructuring, management expects to obtain additional funding which can be used by ACPT to fund new community development projects. Such sources of funding may include, but are not limited to, excess operating cash flows, secured or unsecured financings, private or public offerings of debt or equity securities and proceeds from sales of properties. IGC's anticipated cash provided by operations, new and existing debt financing facilities and extension or modification of $12,500,000 of loans that are due in 1998, are expected to satisfy the Company's capital needs. However, there are no assurances that these funds will be generated.

     OTHER
     -----

     In the normal course of business, the Company is involved in various types of pending or unasserted claims. In the opinion of management, these will not have a material impact on the financial condition or future operations of the Company.

(5)  RELATED PARTY TRANSACTIONS

     Certain officers, directors and a general partner, IBC, of the Company have ownership interests in various entities that conducted business with IGC during the last three years. The financial impact of the related party transactions on the accompanying financial statements are reflected below:

                                                                                      1997     1996      1995
                                                                                     ------   -------   -------
INCOME STATEMENT IMPACT

Community Development - Land Sales
----------------------------------------------------
  Affiliate of a former director                       Cash and note sale   (A1)     $   --   $2,984    $3,233
  Affiliate of a former director                       Cash sale            (A1)         --    2,720        --
  IBC, general partner of IGC                          Cash sale                         --    1,869        --
  Affiliate of IBC, general partner of IGC             Cash and note sale                --    1,513        --
  Affiliate of IBC, general partner of IGC,
    and James Michael Wilson, director                 Cash and note sale   (A2)      3,000       --        --
                                                                                     ------   ------    ------
                                                                                     $3,000   $9,086    $3,233
                                                                                     ======   ======    ======
Cost of Land Sales
----------------------------------------------------
  Affiliate of a former director                                                     $   --   $1,759    $1,539
  Affiliate of a former director                                                         --    2,276        --
  IBC, general partner of IGC                                                            --      586        --
  Affiliate of IBC, general partner of IGC                                               --      680        --
  Affiliate of IBC, general partner of IGC,
    and James Michael Wilson, director                                      (A2)      1,689       --        --
                                                                                     ------   ------    ------
                                                                                     $1,689   $5,301    $1,539
                                                                                     ======   ======    ======
Management and Other Fees
----------------------------------------------------
  Unconsolidated subsidiaries                                                        $2,790   $3,993    $2,908
  Affiliate of IBC, general partner of IGC                                  (B1,2)      343      248       650
  Affiliate of James Michael Wilson, director,
    Thomas B. Wilson, director, and James
    J. Wilson, director                                                                 148      193       239
  Affiliate of James Michael Wilson, director,
    Thomas B. Wilson, director, James J. Wilson,
    director, and an Affiliate of IBC, general
    partner of IGC                                                                       68      113        67
  IBC, general partner of IGC                                                            --       12        30
                                                                                     ------   ------    ------
                                                                                     $3,349   $4,559    $3,894
                                                                                     ======   ======    ======
Interest and Other Income
----------------------------------------------------
  Unconsolidated subsidiaries                                                        $   49   $   55    $  336
  Affiliate of a former director                                                        263      429       197
  Affiliate of IBC, general partner of IGC                                              120       --        --
  IBC, general partner of IGC                                                            --        8        33
  Affiliate of Thomas B. Wilson, director                                                16       17        18
                                                                                     ------   ------    ------
                                                                                     $  448   $  509    $  584
                                                                                     ======   ======    ======
General and Administrative Expense
----------------------------------------------------
  Affiliate of IBC, general partner of IGC                                  (D1)     $  339   $  361    $  369
  Reserve additions and other write-offs-
    Affiliate of a former director                                          (A1)        388      319        32
    Affiliate of IBC, general partner of IGC                                            117       69        --
    Unconsolidated subsidiaries                                                         213       84       108
    Affiliate of Thomas B. Wilson, director                                              83       --        --
  Reimbursement of administrative costs-
    Affiliate of IBC, general partner of IGC, and
      Thomas B. Wilson, director                                            (C)          --     (116)     (273)
                                                                                     ------   ------    ------
                                                                                     $1,140   $  717    $  236
                                                                                     ======   ======    ======



                                                                                           Increase                       Increase
                                                                            Balance       (Decrease)       Balance       (Decrease)
                                                                         December 31,    in Reserves    December 31,    in Reserves
                                                                             1997            1997           1996            1996
                                                                         -------------   ------------   -------------   ------------
BALANCE SHEET IMPACT:

Assets Related to Rental Properties
-----------------------------------
Receivables, all unsecured and due on demand-
 Unconsolidated subsidiaries                                                   $  552          $ 111          $  783          $(314)
 Affiliate of IBC, general partner
   of IGC                                                       (B1,2)             51             (9)             65             69
 Affiliate of James Michael Wilson,
   director and James J. Wilson,
   director                                                                        20             --              64             --
                                                                         ------------    -----------    ------------    -----------
                                                                               $  623          $ 102          $  912          $(245)
                                                                         ============    ===========    ============    ===========

Assets Related to Community Development
---------------------------------------
Notes receivable and accrued interest-
 Affiliate of a former director,         Interest 10%
   secured by land                       payments per month
                                         $27,000, matures
                                         April 1, 1998          (A1)           $  980          $  --          $1,042          $ 222
 Affiliate of a former director,         Interest 10%
   secured by land                       payments per month
                                         $27,000, matures
                                         April 1, 1999          (A1)            2,088            388           2,502             97
 Affiliate of IBC, general partner       Interest 8%
  of IGC, secured by land                matured December
                                         15, 1997, paid                            --             --           1,193             --
 Affiliate of IBC, general partner       Interest P+1.5%
  of IGC, secured by land                matures
                                         June 29, 1998          (A2)                           2,520              --             --
                                                                         ------------    -----------    ------------    -----------
                                                                               $5,588          $ 388          $4,737          $ 319
                                                                         ============    ===========    ============    ===========

Other Assets
------------
Receivables - All unsecured
 IBC, general partner of IGC             Payable from IGC
                                         distributions          (D2)           $  681          $  --          $  881          $  --
 Affiliate of Thomas B. Wilson,          Payable from
  director                               surplus cash                              --             --             281             --
 Affiliate of IBC, general partner       demand
  of IGC, and Thomas B. Wilson,
  director                                                                         12             --             495             --
 IBC, general partner of IGC             demand                                   (39)            --             (33)            --
 Affiliate of James Michael Wilson,
  director, and Thomas B. Wilson,
  director                                                                         --             --             (39)            --
                                                                         ------------    -----------    ------------    -----------
                                                                               $  654          $  --          $1,585          $  --
                                                                         ============    ===========    ============    ===========

Liabilities Related to Community Development
--------------------------------------------
 Accounts payable
 Whitman, Requardt                                              (D3)           $  121          $  --          $  324          $  --
                                                                         ============    ===========    ============    ===========

     (A) LAND SALES
         ----------

     IGC sells land to affiliates and non-affiliates with similar terms. The sales prices to affiliates are based on third party appraisals, payable in cash or a combination of a 20% cash down payment and a note for the balance. The notes receivable are secured by deeds of trust on the land sold, and bear an interest rate equal to those charged at that time for land sales. The notes mature in one year or mature in five or less years with annual amortizations. As circumstances dictate, the maturity dates and repayment terms of the notes receivable due from affiliates or non-affiliates have been modified. Any sales transactions that vary from these terms are described below:

     (1) The notes receivable due from an affiliate of a former director did not bear interest until certain infrastructure improvements were completed. This infrastructure was delayed and the interest commencement dates modified. These delays created the additional discounts reflected above.

     (2) On June 30, 1997, IGC sold 374 acres to an affiliate of IBC for $3,000,000 and recognized a profit of $1,311,000. As payment for this parcel, IGC received a 20% down payment and assumption of a note payable.

     (B) MANAGEMENT AND OTHER SERVICES
         -----------------------------

     IGC provides management and other support services to its unconsolidated subsidiaries and other related entities in the normal course of business. These fees are typically collected on a monthly basis, one month in arrears. These receivables are unsecured and due upon demand. Certain partnerships experiencing cash shortfalls have not paid timely. As such, these receivable balances are reserved until satisfied or the prospects of collectibility improves. Decreases to the reserves for other than routine cash payments are discussed below:

     (1) On April 1, 1996, IBC transferred its remaining 1.1% limited partnership interest in four housing partnerships to IGC for its market value of $69,000 as partial satisfaction of a note receivable. The balance of this note receivable and other receivables were purchased by an affiliate of James Michael Wilson for a cash payment of $1,279,000. The collection of the majority of these receivables was uncertain and $413,000 had been reserved. This transaction resulted in income recognition of these reserves during the second quarter of 1996.

     (2) During the second quarter of 1997, an affiliate of IBC purchased the management fees receivable of $190,000 due from Chastleton, Coachman's, Rolling Hills, and Village Lake for a cash payment of $190,000. The collection of these receivables had previously been questionable and they had been fully reserved. This transaction resulted in income recognition of $190,000.

     (3) During the second quarter of 1997, IGC sold to IBC its 49% limited partner interest and 99% of its 1% general partner interest in Coachman's Limited Partnership. This transaction had no financial effect on the Company's 1997 annual results of operation.

     (C) OPERATIONS DISTRIBUTED TO UNITHOLDERS
         -------------------------------------

     The Company's 99% limited partnership interest in Equus was distributed to its unitholders in February 1995 (the "Equus Distribution"). Since that time through April 1996, the Company continued to manage and provided certain reimbursable administrative services and support to Equus pursuant to a Master Support and Services Agreement.

     Pursuant to the Transfer Control Agreement effective December 31, 1996 (the "Transfer Agreement"), IGC transferred its remaining interests in and control over EMC and Equus (subject to NASDAQ's approval) to IBC. In addition, the Transfer Agreement called for IGC to issue 75,000 IGC Units to Equus to satisfy the outstanding employee option and incentive rights for the employees who were transferred to EMC. The Transfer Agreement was amended in December 1997 to allow IGC to withdraw as a general partner of Equus provided it granted a guarantee to EMC. IGC agreed to guarantee $20,000,000 of EMC's liabilities in excess of assets should Equus or EMC become insolvent.

     (D) OTHER
         -----

     Other transactions with related parties are as follows:

     (1) IGC rents executive office space and other property from affiliates both in the United States and Puerto Rico pursuant to leases that expire through 2005. In management's opinion, all leases with affiliated persons are on terms generally available from unaffiliated persons for comparable property.

     (2) During 1996, the sale of four properties in Puerto Rico triggered a taxable gain, a portion of which is passed through to the predecessor of IGC that contributed those assets. IGC's partnership agreement provides for (1) an allocation to that predecessor of the income tax payable in Puerto Rico on such portion of the gain and (2) a reduction from its cash distributions in an amount equivalent to the Puerto Rico income tax specifically allocated to the predecessor. In accordance with these provisions, IGC recorded a receivable from IBC of $881,000 and will recover the amount from future distributions due to IBC.

     (3) Thomas J. Shafer became a director of IGMC in 1998 after his retirement from Whitman, Requardt, where he was a Senior Partner. Whitman, Requardt provides engineering services to IGC. In management's opinion, services performed are on terms available to other clients.

     (4) James J. Wilson, as a general partner of IGP, is entitled to priority distributions made by each housing partnership in which IGP is the general partner. If IGP receives a distribution which represents 1% or less of a partnership's total distribution, Mr. Wilson receives the entire distribution. If IGP receives a distribution which represents more than 1% of a partnership's total distribution, Mr. Wilson receives the first 1% of such total.

(6)  INVESTMENT IN WASTE TECHNOLOGIES

     In 1990, IGC formed a wholly owned corporation, Interstate Waste Technologies, Inc. ("IWT"), to develop innovative solutions for the disposal of municipal waste and to pursue waste disposal contracts with municipalities. Three individuals representing IWT have filed for patent protection for a process which converts sludge into three useful and salable products: methanol, sulfur and an aggregate material. Issuance of patents is pending and there is no assurance that patents for this process will be issued.

     Following a Request for Proposals ("RFP") and a thorough screening process, IWT was selected by the City of Bridgeport, Connecticut in February 1994 as its preferred vendor for a regional sludge management facility. IWT and Bridgeport executed a host community agreement in June 1994, affirming the city's willingness to allow the sludge management facility to be built within the municipality. Since that time, IWT management has been pursuing long-term sludge disposal service agreements with other municipalities in the region to make construction of the facility economically viable. IWT management then will negotiate a sludge disposal service agreement with Bridgeport's wastewater authority.

     In 1996, a second corporation, Caribe Waste Technologies, Inc. ("CWT"), was formed in Puerto Rico. CWT is an entity established to perform projects in the Caribbean.

     In December 1997, CWT entered into a host community agreement with the Municipality of Caguas, Puerto Rico. The agreement describes the basis on which CWT will contract, develop and construct a 3,300 ton per day solid waste facility using proprietary gasification technology from Thermoselect S.A. To provide waste for the facility, CWT management is pursuing long-term solid waste disposal service agreements with municipalities in Puerto Rico and the Puerto Rico Solid Waste Management Authority. Other organizations competing to build facilities for disposal of Puerto Rico's solid waste include Montenay, a subsidiary of Compagnie Generale des Eaux, Kvaerner, and SEMASS.

     In 1996, CWT proposed to build a solid waste facility to the Island Government of Saint Maarten, Netherlands Antilles. After an evaluation of proposals from four companies by the Government and its Dutch technical consultants, the Island Government entered into a Letter of Intent with CWT in October 1997. The Letter of Intent calls for CWT to submit a final proposal to the Island Government, followed by a period of exclusive negotiation for a solid waste disposal service agreement. CWT submitted its proposal for a 330 ton per day Thermoselect solid waste gasification facility to the Island Government in March 1998. CWT management is preparing for negotiations toward a solid waste service agreement.

     In November 1997, the Government of the U.S. Virgin Islands ("GVI") issued a Request for Qualification ("RFQ") for Integrated Comprehensive Solid Waste Management Services. CWT responded in December 1997. Following an evaluation of the submittals, the GVI notified CWT in February 1998 that CWT had been named to the list to receive an RFP. CWT management intends to respond to the RFP.

     At December 31, 1997 and 1996, deferred costs regarding waste technology, net of reserves were $3,024,000 and $2,315,000, respectively.

(7)  OPTIONS, APPRECIATION RIGHTS AND WARRANTS

     IGC maintains Unit incentive plans for directors (the "Directors Plan") and employees (the "Employees Plan"). These plans were amended in 1994 and 1995 to allow for the issuance of Unit Appreciation Rights and other incentive awards. The Directors Plan is for directors of the managing general partner who are not officers or employees of the Company or of any General Partner or affiliate of the Company. The Employees Plan is for employees of IGC, including employees who are Directors of any general partner of IGC or of any affiliate of IGC. Under the terms of the plans, directors and employees may be granted options, incentive rights or other Unit based awards as determined by a committee of the Directors of the managing general partner, which excludes directors who are eligible to participate in that particular plan ("Committee"). As of December 31, 1997, 155,000 IGC Units are reserved for issuance under the Director's Plan and 995,025 Units are reserved for issuance under the Employees' Plan.

     OPTIONS
     -------

     As of December 31, 1997, all outstanding options are fully vested and exercisable. Activity during 1997, 1996 and 1995 is summarized below:

                                      Directors         Employees
                                      ---------   -------------------------
                                                   Plan         Plan
                                                   Exercise     Exercise
                          Weighted    Plan         Price $4     Price $2.49
                          Average     Exercise     Expiring     Expiring
                          Price       Price $4     8-1-01       1-1-99 (1)
                          ---------   ---------    ---------    -----------
Options outstanding,
 December 31, 1995            $3.61          --      36,000         12,600
  Cancelled                    3.64          --     (20,000)        (6,200)
                                      ---------   ---------    -----------
Options outstanding,
 December 31, 1996             3.57          --      16,000          6,400
                                      ---------   ---------    -----------
Options outstanding,
 December 31, 1997             3.57          --      16,000          6,400
                                      =========   =========    ===========

      (1) As a result of the Equus Distribution, as further discussed in Note 5, the exercise price of options outstanding under the Directors and Employees Plans which were exercisable, but not exercised, prior to January 22, 1995 was reduced from $4.00 to $2.49. Such reduction was calculated based on the percentage decrease between the average closing price of the Company's Units as reported by the American Stock Exchange for the twenty trading days immediately preceding the ex-dividend date of February 7, 1995, and the twenty trading days immediately following the distribution date of February 6, 1995. The exercise price of options that were not exercisable until after January 22, 1995 was not adjusted. However, upon exercise, the holders of such options will receive one Equus Unit for every two IGC Units.

     APPRECIATION RIGHTS
     -------------------

     Under the terms of the plans, directors and employees may be granted "Unit Appreciation Rights" which entitle the holder to receive upon exercise, an amount payable in cash, Class A Units of the Company, other property or some combination thereof, as determined by the Committee. The amount received upon exercise on or after January 20, 1995, is determined based on the excess of the fair market value of the Company's Units on the exercise date, plus 50% of the fair market value of Equus Units on the exercise date, over the base price of the Unit Appreciation Right specified in the individual rights agreements. Fair market value is defined in each individual rights agreement but is generally the average of the closing prices of Units on the principal exchange on which they are traded for the 20 trading days beginning ten trading days before the exercise date and ending on the ninth day after the exercise date. No adjustment was made for Unit Appreciation Rights exercised prior to January 20, 1995, since prior to such date, the Company's market price still reflected the value of the Company's interest in Equus.

     During 1995, 2,000 rights were exercised, 140,000 rights were repriced, and none were cancelled. During 1996, 2,000 rights were exercised, 10,000 rights were awarded, and 250,300 were cancelled. During 1997, 27,740 rights were exercised, 115,000 rights were awarded and 5,160 rights were cancelled. Compensation expense recognized by the Company in connection with such awards totalled approximately $76,000 in 1997. In 1996 and 1995, however, $94,000 and $164,000, respectively, of prior expense was recovered due to a decline in the market price of the Units. No Unit Appreciation Rights have been issued in connection with the Director's Unit Incentive Plan.

     As of December 31, 1997, the dates that the 201,600 outstanding Unit Appreciation Rights become exercisable and their expiration dates are as follows:

                                           Rights Expiring
                            ---------------------------------------------
                            May 15,   October 18,   June 19,   August 13,
Rights Exercisable at:       2004        2004         2007       2007
---------------------       -------   -----------   --------   ----------
 December 31, 1997           51,360
 May 15, 1998                17,120
 June 19, 1998                                        13,000
 August 13, 1998                                                   10,000
 October 18, 1998                           1,000
 May 15, 1999                17,120
 June 19, 1999                                        13,000
 August 13, 1999                                                   10,000
 June 19, 2000                                        13,000
 August 13, 2000                                                   10,000
 June 19, 2001                                        13,000
 August 13, 2001                                                   10,000
 June 19, 2002                                        13,000
 August 13, 2002                                                   10,000
                             ------   -----------   --------   ----------
                             85,600         1,000     65,000       50,000
                             ======   ===========   ========   ==========

WARRANTS
--------

     In 1993, warrants to purchase 100,000 limited partnership Units were issued to an investment banking firm in connection with a "highly confident letter" relating to proposed Virginia race track financing. The warrants had an exercise price of $5.30 per warrant and expire on September 30, 2003. The warrants were valued at $75,000 and such amounts were expensed in 1995. Subsequent to the Equus Distribution, the $5.30 exercise price of the warrants was reduced to $3.98, and the warrant holders were granted 50,000 limited partnership purchase warrants for Equus Units with an exercise price of $2.68.

     Warrants to purchase 150,000 Class A Units of IGC were issued to Banc One in 1997 as additional consideration for making their loan to the Company in August 1997. These warrants have an exercise price of $3.0016 per warrant. These warrants were valued at $279,000, and such amount was reserved during 1997, to be amortized over the term of the loan. Additionally, for each year the loan remains outstanding, Banc One may purchase an additional 75,000 Class A Units of IGC or any successor, or in the event of the proposed restructuring, 75,000 Common Shares of the new company. These future warrants will be exercised at the lesser of $3.0016 or the average price of the issued shares during the twenty trading days immediately preceding the grant date. All warrants expire at the later of five years after grant or four years after the loan has been paid in full.

(8)  RETIREMENT AND PROFIT SHARING PLANS

     IGC established a retirement plan (the "Retirement Plan") effective January 1, 1988 for non-union employees of IGC. In 1992, the union employees were added to the plan. Employees are eligible to participate in the Retirement Plan when they have completed a minimum employment period of generally one year. IGC's contributions to the Retirement Plan and U.S. Social Security Plan for eligible employees were equal to 11.65% of basic salaries and wages for 1997, 1996 and 1995 that were not in excess of the U.S. Social Security taxable wage base, plus 8% of salaries which exceeded the U.S. Social Security taxable wage base. Employees' salaries in excess of $150,000 for 1997, 1996 and 1995 were excluded from the calculation of contributions. Payments are also made to the Retirement Plan from IGC contributions to a profit sharing plan, as described below, and from voluntary contributions by employees. Contributions to the Retirement Plan were $467,000, $407,000 and $349,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

     In 1987, IGC established an incentive compensation plan (the "Profit Sharing Plan") based on net income of the Company. No contributions were made for 1997, 1996 or 1995.

(9)  INCOME TAXES

     As a U.S. Company doing business in Puerto Rico, IGC is subject to Puerto Rico income tax on its Puerto Rico based income. The taxes reflected below are a result of that liability.

     The Company is not subject to U.S. taxes as a partnership. Therefore, the calculation below for the provision for income taxes does not include the income from U.S. operations which is not subject to income taxes. It does include the Puerto Rico source income which is subject to income taxes in Puerto Rico at the statutory rate of 29%. The following table reconciles the effective rate solely attributable to Puerto Rico source income:

                                                                   December 31,
                                           -----------------------------------------------------
                                                 1997               1996              1995
                                           ----------------    --------------     --------------
                                                     % of               % of                % of
                                           Amount    Income    Amount  Income     Amount  Income
                                           ------    ------    ------  ------     ------  ------
                                                     (In thousands, except amounts in %)
Provision for income
 taxes at the statutory
 income tax rate                           $  606        29%   $3,634       29%    $1,452     29%
Reduction of provision
 for partnership income
 not taxable to Company                        --        --        --       --         --     --
Other items                                    --        --        --       --         --     --
                                           ------    ------    ------   ------    -------    ---
                                           $  606        29%   $3,634       29%    $1,452     29%
                                           ======    ======    ======   ======    =======    ===

The provision for income taxes consists of the following:

                                    YEARS ENDED DECEMBER 31,
                                   --------------------------
                                     1997     1996     1995
                                   -------  --------  -------
                                          (In thousands)
Currently payable
 United States                     $   --   $   --     $   --
 Puerto Rico                        1,453     3,005       723
Deferred                             (847)      629       729
                                   ------    ------    ------
                                   $  606    $3,634    $1,452
                                   ======    ======    ======

           Pursuant to IGC's partnership agreement, a portion of the gain and the related tax from the sale of four apartment projects was specifically allocated to the general partner. The Company has recorded tax owed by the general partner as a reduction of the provision for income taxes.

The components of deferred taxes payable include the following:

                                                         AT DECEMBER 31,
                                                        -----------------
                                                          1997      1996
                                                        -------   -------
(In thousands)
Tax on amortization of deferred income related
 to long-term receivables from partnerships
 operating in Puerto Rico                               $  556    $  499
Tax on equity in earnings of partnerships
 operating in Puerto Rico                                1,232     2,337
Tax on land development costs capitalized for book
 purposes but deducted currently for tax purposes        2,465     2,312
Tax on interest income, payable when collected             367       293
Tax on sale to related party deferred for book
 purposes but currently taxable                           (133)     (108)
                                                        ------    ------
                                                        $4,487    $5,333
                                                        ======    ======

The reconciliation between net (loss) income per books and net taxable income
(loss) is as follows:

                                                        December 31,
                                 ----------------------------------------------------------
                                       1997                 1996                1995
                                 -----------------   ------------------   -----------------
                                          (In thousands, except per Unit amounts)

                                            Per                 Per                  Per
                                 Total      Unit     Total      Unit      Total      Unit
                                 -------    -----    -------    ------    -------    -----
Net (loss) income
 per books                       $(3,585)   $(.35)   $ 9,845       .96    $(2,967)   $(.29)
Built-in gain allocable
 to Predecessors:
  Current                           (464)    (.04)    (3,554)     (.35)    (1,369)    (.13)
  Deferred                          (529)    (.05)      (415)     (.04)      (364)    (.04)
Difference in income or
 losses from subsidiary
 partnerships                       (430)    (.04)    (4,968)     (.48)     1,141      .11
Losses from corporation
 subsidiaries not
 deductible by the
 partnership                          18       --        269       .03      2,002      .20
Capitalization of general
 and administrative
 expenses under the
 Uniform Capitalization
 Rules                                49       --       (246)     (.02)       315      .03
Differences in deferred
 income                              175      .02     (1,431)     (.14)       349      .03
Difference in cost of sales
 due to interest related to
 the acquisition of land,
 deducted for tax purposes           390      .04        513       .05        505      .05
Deferred income taxes               (847)    (.08)       629       .06        729      .07
Losses from restructuring           (225)    (.02)    (3,742)     (.36)      (245)    (.02)
Differences in wetland
 litigation costs                    860      .08     (1,323)     (.13)     2,000      .19
Other book to tax
 reconciling items, none
 of which is individually
 significant                       4,918      .48      3,783       .37       (650)    (.06)
                                 -------    -----    -------     -----    -------    -----
Net taxable income (loss)
 per partnership
 federal return                  $   330    $ .04    $  (640)    $(.05)   $ 1,446    $ .14
                                 =======    =====    =======     =====    =======    =====

     Deferred income taxes reflect the "temporary differences" between amounts of assets and liabilities for financial reporting purposes as determined in accordance with SFAS No. 109 and such amounts as measured by tax laws.

     IGC had been grandfathered through 1997 as a non-tax paying public partnership. Such grandfathering was based on guidelines outlined in the Omnibus Budget Reconciliation Act of 1987 allowing publicly traded partnerships existing as of December 17, 1987 not to be taxed as corporations as long as a substantial new line of business is not added.

As of December 31, 1997, IGC continues to comply with this requirement.
However, beginning in 1998, IGC will be taxed as a corporation unless at least 90% of IGC's gross income is derived from qualifying "passive type" sources such as interest, dividends and real property income. IGC must be in compliance with this provision by December 31, 1998. As of March 25, 1998, IGC was not in compliance with this requirement. IGC plans to restructure prior to the end of 1998 in order to ensure it will comply with the 90% test. However, these measures have not yet been accomplished and there is no assurance that such measures will be successful. As discussed above, if IGC is not in compliance with the 90% test by December 31, 1998, it will be taxed as a corporation at statutory corporate rates and those taxes could be substantial.

(10) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The balance sheet carrying amounts of cash and cash equivalents, receivables and other current assets approximate fair value due to the short-term nature of these items. Fair value of long-term debt instruments was determined by discounting future cash flows using IGC's current market rates. As of December 31, 1997 and 1996, the fair value of long-term debt instruments were $74,253,000 and $74,150,000, respectively.

(11) QUARTERLY SUMMARY (UNAUDITED)

     IGC's quarterly results are summarized as follows:

                                              Year Ended December 31, 1997
                                  -----------------------------------------------------
                                    1st       2nd        3rd        4th      Total for
                                  Quarter   Quarter     Quarter  Quarter        Year
                                  -------   --------   -------------------   ----------
                                         (In thousands, except per Unit amounts)

Revenues                           $7,387   $10,809    $ 7,174    $10,842      $36,212
Income (loss) before
  extraordinary item,
  taxes and minority
  interest                            415     1,763       (246)    (4,472)      (2,540)
Net income (loss) as
  previously reported                 255     1,798       (808)    (4,830)      (3,585)
Adjustment for Coachman's
  Landing (1)                          --      (576)        --        576           --
Adjustment for spin-off
  costs (2)                            --        --       (300)       300           --
Net income (loss) as revised          255     1,222     (1,108)    (3,954)      (3,585)
Basic earnings per Unit
  as previously reported:
  Net income (loss)                   .02       .18       (.08)      (.47)        (.35)
Basic earnings per Unit
  as revised:
  Net income (loss)                   .02       .12       (.10)      (.39)        (.35)

      (1) Adjustment made in the fourth quarter for Coachman's Landing is to reverse gain recorded on sale of a portion of IGC's investment in Coachman's Landing.

      (2) Adjustment made in the fourth quarter for spin-off costs is to expense spin-off costs which were capitalized as start-up costs during the quarter.

                                          Year Ended December 31, 1996
                                -------------------------------------------------
                                  1st       2nd       3rd       4th     Total for
                                Quarter   Quarter   Quarter  Quarter      Year
                                -------   -------   -----------------   ---------
                                     (In thousands, except per Unit amounts)

Revenues                        $24,884   $13,792   $ 5,765    $9,933     $54,374
Income (loss) before
  extraordinary item,
  taxes and minority
  interest                       13,957     1,353    (1,621)    1,028      14,717
Income (loss) before
  extraordinary item              9,062       330      (869)    2,254      10,777
Net income (loss)                 9,062       330      (869)    1,322       9,845
Basic earnings per Unit:
  Net income (loss) before
    extraordinary item              .87       .03      (.08)      .22        1.04
  Net income (loss)                 .87       .03      (.08)      .13         .95

(12) COMPANY RESTRUCTURING

     The Company's operations have been severely restricted due to the Wetlands Litigation and the terms and conditions of the Company's bank debt. Also, there are certain investments of the Company, such as AFH, that have operating losses and capital needs, and investments such as IWT and CWT that have substantial current capital needs. In addition, the Company, as a master limited partnership, is not an attractive investment for most pension funds, retirement funds and mutual funds, thereby restricting the Company's access to these substantial sources of capital. In order to address these issues, management is seeking to implement a restructuring plan to achieve the following objectives:

     1. To restructure the Company by transferring IGC's principal real estate assets and operations to a new Maryland trust, American Community Properties Trust ("ACPT") and distributing the shares of ACPT to the Unitholders and general partners of IGC.

     2. To eliminate from ACPT's operating results the expenses of the Wetlands Litigation and operating and capital expenses of IWT, CWT and AFH.

     3. To capitalize IGC with sufficient assets so that it can meet its operating needs and remain a viable publicly traded company.

     4. To raise approximately $30,000,000 in new capital through a securities offering by ACPT to pay down community development bank debt and provide working capital for community development.

     5. To make ACPT an attractive investment for pension funds and mutual funds by structuring ownership of ACPT's underlying assets so that ACPT's sources of income will be exclusively corporate dividends.

     The new business entities that are to be created pursuant to the restructure have been formed. ACPT will act as a self-managed holding company that will own all of the outstanding equity interests in American Rental Management Company ("American Management"), American Land Development US, Inc. ("American Land"), and Interstate General Properties Group S.E. ("IGP Group") and all of the outstanding common stock of American Rental Properties Trust ("American Rental"). American Management has acquired IGC's United States property management services operations. American Rental, through its subsidiary partnership, American Housing Properties L.P., is currently seeking HUD approval for the acquisition of IGC's partnership interests in United States investment apartment properties.

     A committee of the outside directors voted to proceed with the distribution of ACPT and the filing of the preliminary proxy with the SEC. Upon approval of the proxy material by the SEC, management intends to submit the plan to Unitholders for approval. Completion of the plan will be conditioned upon receiving approval by a majority in interest of the Unitholders and a majority in interest of the Units not controlled by the Wilson family held by Unitholders that vote on the transaction. The restructuring also will require approval of certain creditors and government agencies. In addition, the terms and conditions of any transaction to raise capital in ACPT will be subject to uncertainties of the capital markets. Because of the significance of the approval process and uncertainties of the capital markets, there is no assurance that the proposed restructuring will be completed or completed under the terms and conditions presented here. Management, however, is moving forward with this planned restructuring and hopes to accomplish all or a portion of the objectives outlined above in the second quarter of 1998.

     The following represents the pro forma results of IGC's operations for the year ended December 31, 1997 and IGC's pro forma balance sheet as of December 31, 1997 related to management's restructuring plan assuming objectives 1, 2 and 3 above were completed as of January 1, 1997. These results do not include the costs of any capital markets transaction by ACPT.

                    PRO FORMA CONSOLIDATED STATEMENT OF LOSS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (In thousands)
                                  (Unaudited)

                                                     Reclass-       IGC                  Pro
                                           IGC       ification    Reclass-     Less      Forma
                                      Historical     Entries       ified       ACPT      IGC (c)
                                      ----------     ----------   --------   --------   ---------
Revenues:
  Community development-
    land sales                          $13,357        $105 (a)    $13,462    $13,165    $    297
  Homebuilding-home sales                 7,805          --          7,805         --       7,805
  Revenues from investment
    properties
      Equity in earnings
       from partnerships
       and developer fees                 1,494          --          1,494      1,509         (15)
      Rental property revenues            8,737          --          8,737      8,737          --
  Management and other fees               3,775          --          3,775      3,775          --
  Interest and other income               1,044         716 (b)      1,760        944         816
                                        -------        ----        -------    -------    --------
      Total revenues                     36,212         821         37,033     28,130       8,903
                                        -------        ----        -------    -------    --------
Expenses:
  Cost of land sales                      8,881         258 (a,b)    9,139      8,493         646
  Cost of home sales                      7,486         (23)(a)      7,463         --       7,463
  Selling and marketing                   1,232          --          1,232        127       1,105
  General and administrative              7,034          --          7,034      6,607         427
  Interest expense                        3,609         270 (b)      3,879      3,820          59
  Rental properties operating
    expense                               3,597          --          3,597      3,597          --
  Depreciation and amortization           2,128          --          2,128      1,850         278
  Wetlands litigation expenses            1,772          --          1,772         --       1,772
  Write-off of deferred project
    costs                                     6          --              6          6          --
  Write-off of goodwill                   1,843          --          1,843         --       1,843
  Spin-off costs                          1,164          --          1,164      1,164          --
                                        -------        ----        -------    -------    --------
      Total expenses                     38,752         505         39,257     25,664      13,593
                                        -------        ----        -------    -------    --------
(LOSS) INCOME BEFORE PROVISION
  FOR INCOME TAXES                       (2,540)        316        (2,224)     2,466      (4,690)
PROVISION FOR INCOME TAXES                  606          --           606        470         136
MINORITY INTEREST                          (439)         --          (439)      (439)         --
                                        -------        ----       -------    -------    --------
NET (LOSS) INCOME                       $(3,585)       $316       $(3,269)   $ 1,557     ($4,826)
                                        =======        ====       =======    =======    ========

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1997
                                 (In thousands)
                                  (Unaudited)

                                                     Reclass-       IGC                    Pro
                                           IGC       ification      Reclass-     Less      Forma
                                      Historical     Entries        ified       ACPT      IGC (c)
                                      ----------     ----------     --------   --------   ---------
CASH AND CASH EQUIVALENTS
  Unrestricted                        $  2,273          $   --      $  2,273   $  2,127   $   146
  Restricted                               508              --           508        374       134
                                      --------          ------      --------   --------   -------
                                         2,781              --         2,781      2,501       280
                                      --------          ------      --------   --------   -------
ASSETS RELATED TO COMMUNITY
DEVELOPMENT
  Land and development costs
    Puerto Rico                         32,918           1,350 (b)    34,268     34,268        --
    St. Charles, Maryland               28,417              --        28,417     21,750     6,667
    Other United States
      locations                         14,698              --        14,698         --    14,698
  Notes receivable on lot sales
    and other, substantially
    all due from affiliates              6,476              --         6,476      5,629       847
                                      --------          ------      --------   --------   -------
                                        82,509           1,350        83,859     61,647    22,212
                                      --------          ------      --------   --------   -------
ASSETS RELATED TO RENTAL
PROPERTIES
  Operating properties, net             37,829              --        37,829     37,829        --
  Investment in unconsolidated
    rental property
    partnerships                         8,657              --         8,657      8,657        --
  Other receivables, net                   805              --           805        621       184
                                      --------          ------      --------   --------   -------
                                        47,291                        47,291     47,107       184
                                      --------                      --------   --------   -------
ASSETS RELATED TO HOMEBUILDING
  Homebuilding construction
    and land                             1,914              --         1,914         --     1,914
  Investment in joint venture              591              --           591        591        --
  Receivables and other                     68              --            68         --        68
                                      --------          ------      --------   --------   -------
                                         2,573                         2,573        591     1,982
                                      --------                      --------   --------   -------
OTHER ASSETS
  Receivables, deferred costs
    regarding waste technology
    and other projects and
    other                                8,797           6,772 (b)    15,569      2,514    13,055
  Property, plant and
    equipment, net                       1,087              --         1,087        448       639
                                      --------          ------      --------   --------   -------
                                         9,884           6,772        16,656      2,962    13,694
                                      --------          ------      --------   --------   -------
TOTAL ASSETS                          $145,038          $8,122      $153,160   $114,808   $38,352
                                      ========          ======      ========   ========   =======

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1997
                                 (In thousands)
                                  (Unaudited)


                                                           Reclass-       IGC                  Pro
                                                IGC       ification     Reclass-     Less      Forma
                                            Historical     Entries      ified        ACPT      IGC (c)
                                            ----------    ----------    --------   --------   ---------
LIABILITIES RELATED TO
COMMUNITY DEVELOPMENT
   Recourse debt                             $ 35,176     $6,772 (b)     $ 41,948   $ 39,784   $ 2,164
   Non-recourse debt                            2,295         --            2,295      2,295        --
   Accounts payable, accrued
   liabilities and deferred
   income                                      5,245          --            5,245      5,100       145
                                            --------      ------         --------   --------   -------
                                              42,716       6,772           49,488     47,179     2,309
                                            --------      ------         --------   --------   -------
ABILITIES RELATED TO
RENTAL PROPERTIES
   Recourse debt                                 969          --              969        969        --
   Non-recourse debt                          39,101          --           39,101     39,101        --
   Accounts payable and
    accrued liabilities                        3,331          --            3,331      2,701       630
                                            --------      ------         --------   --------   -------
                                              43,401          --           43,401     42,771       630
                                            --------      ------         --------   --------   -------
ABILITIES RELATED TO
HOMEBUILDING
   Recourse debt                                 159          --              159         --       159
   Accounts payable, accrued
     liabilities and deferred
     income                                    2,501          --            2,501         --     2,501
                                            --------      ------         --------   --------   -------
                                               2,660          --            2,660         --     2,660
                                            --------      ------         --------   --------   -------
OTHER LIABILITIES
   Accounts payable and
     accrued liabilities                       6,330          --            6,330      3,246     3,084
   Notes payable and capital
     leases                                      615          --              615        173       442
   Accrued income tax
     liability-current                         1,541          --            1,541      1,539         2
   Accrued income tax
     liability-deferred                        4,487          --            4,487      4,120       367
                                            --------      ------         --------   --------   -------
                                              12,973          --           12,973      9,078     3,895
                                            --------      ------         --------   --------   -------
 TOTAL LIABILITIES                           101,750       6,772          108,522     99,028     9,494
                                            --------      ------         --------   --------   -------
 PARTNERS' CAPITAL                            43,288       1,350 (b)       44,638     15,780    28,858
                                            --------      ------         --------   --------   -------

TOTAL LIABILITIES AND
PARTNERS' CAPITAL                           $145,038      $8,122         $153,160   $114,808   $38,352
                                            ========      ======         ========   ========   =======

      (a) Land sales occurred during 1997 as IGC's land business sold lots to its homebuilding business. Gross profit on these sales, historically eliminated in consolidation, has been included in IGC and ACPT's historical results for these periods based upon the estimated fair market value of the land (based on comparable sales to third parties).

      (b) As of and during the year ended December 31, 1997, an intercompany note receivable and intercompany debt existed between IGC and LDA. Interest income and expense and the note receivable and payable amounts, historically eliminated in consolidation, have been included above in IGC's Reclassified historical results.

      (c) Reflects the operations and account balances remaining in IGC after the restructure. These operations and account balances include those of AFH, IWT, CWT and certain other land sales and development.

                        INTERSTATE GENERAL COMPANY L.P.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 1997


                 INITIAL AND SUBSEQUENT COSTS AND ENCUMBRANCES
                                 (In thousands)


                                                         Bldgs. &
                                                         Improve-   Subsequent
Description                       Encumbrances    Land    ments       Costs
-----------                       ------------    ----   ---------   ----------

Bannister Apartments                    $3,625    $410     $4,180       $  450
Garden Apartments
St. Charles, MD

Palmer Apartments                        4,186     471      4,788          417
Garden Apartments
St. Charles, MD

Brookmont Apartments                     2,304     162      2,677          274
Garden Apartments
St. Charles, MD

Brookside Gardens Apartments               873     156      2,487           44
Garden Shared Housing
St. Charles, MD

Headen Apartments                        4,826     205      4,765          995
Garden Apartments
St. Charles, MD

Huntington Apartments                    7,631     350      8,513        1,420
Garden Apartments
St. Charles, MD

Crossland Apartments                     2,130     350      2,697          215
Garden Apartments
St. Charles, MD

Terrace Apartments                       4,940     497      5,377          452
Garden Apartments
St. Charles, MD

Lakeside Apartments                      2,239     440      3,649           80
Garden Apartments
St. Charles, MD

Lancaster Apartments                     4,289     484      4,292          169
Garden Apartments
St. Charles, MD

Fox Chase Apartments                     6,491     745      7,014          127
Garden Apartments
St. Charles, MD

                        INTERSTATE GENERAL COMPANY L.P.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 1997


           INITIAL AND SUBSEQUENT COSTS AND ENCUMBRANCES (CONTINUED)
                                 (In thousands)

                                                  Bldgs. &
                                                  Improve-  Subsequent
Description                  Encumbrances   Land    ments     Costs
-----------                  ------------   ----  --------  ----------

New Forest Apartments              12,065   1,229   12,102      421
Garden Apartments
St. Charles, MD

Coachman's Landing Apt.             5,849     572    6,421      (13)
Garden Apartments
St. Charles, MD

Chastleton Apartments              16,474   2,630   23,624      928
High Rise Apartments
Washington, D.C.

Essex Village Apts.                15,896   2,667   21,381   (4,833)
Garden Apartments
Richmond, VA

Alturas Del Senorial                3,214     345    4,185      139
Highrise Apts.
Rio Piedras, PR

Bayamon Gardens                     9,364   1,153   12,050      390
Highrise/Garden Apts.
Bayamon, PR

De Diego                            6,413     601    6,718      191
Highrise Apts.
Rio Piedras, PR

Monserrate II                      11,000     731   11,172      364
Highrise Apts.
Carolina, PR

Santa Juana                         7,134     509    6,748      219
Highrise Apts.
Caguas, PR

Torre De Las Cumbres                5,603     466    5,954      162
Highrise Apts.
Rio Piedras, PR

Colinas De San Juan                 8,336     900   10,742      402
Highrise Apts.
Carolina, PR

                        INTERSTATE GENERAL COMPANY L.P.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 1997


           INITIAL AND SUBSEQUENT COSTS AND ENCUMBRANCES (CONTINUED)
                                 (In thousands)


                                                         Bldgs. &
                                                          Improve-  Subsequent
Description                    Encumbrances     Land       ments      Costs
------------                   ------------     ----     ---------  ----------

Jardines De Caparra                 4,983        546       5,719     1,103
Garden Apartments
Bayamon, PR

Monserrate I                        1,103        543      10,436       464
Highrise Apts.
Carolina, PR

Monte De Oro                        5,672        562       5,217       740
Highrise Apts.
Rio Piedras, PR

New Center                          5,940        589       5,702       311
Highrise Apts.
San Juan, PR

San Anton                           2,890        313       3,525       768
Highrise Apts.
Carolina, PR

Valle Del Sol                      10,967        992      14,017       270
Highrise Apts.
Bayamon, PR

Vistas Del Turabo                   2,261        354       2,508       496
Highrise Apts.
Caguas, PR

Office Condo                          204         --         284        --
East Whitiland Township
Pennsylvania

Fredericksburg, VA                    169        158          95         5
Model Park 1 Model

Raleigh, NC                            --         --          75         6
2 Models
                                 --------   --------    --------    ------
Total Properties                 $179,071    $20,130    $219,114    $7,176
                                 ========   ========    ========    ======

                        INTERSTATE GENERAL COMPANY L.P.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 1997


              TOTAL CAPITALIZED COSTS AND ACCUMULATED DEPRECIATION
                                 (In thousands)



                                                  Bldgs. &               Accumulated
Description                             Land    Improvements    Total    Depreciation
-----------                             ----    ------------    -----    ------------

Bannister Apartments                     $410         $4,630   $ 5,040         $3,732
Garden Apartments
St. Charles, MD

Palmer Apartments                         471          5,205     5,676          4,079
Garden Apartments
St. Charles, MD

Brookmont Apartments                      162          2,951     3,113          2,318
Garden Apartments
St. Charles, MD

Brookside Gardens Apartments              156          2,531     2,687            303
Garden Shared Housing
St. Charles, MD

Headen Apartments                         205          5,760     5,965          4,059
Garden Apartments
St. Charles, MD

Huntington Apartments                     350          9,933    10,283          5,043
Garden Apartments
St. Charles, MD

Crossland Apartments                      350          2,912     3,262          1,847
Garden Apartments
St. Charles, MD

Terrace Apartments                        497          5,829     6,326          4,562
Garden Apartments
St. Charles, MD

Lakeside Apartments                       440          3,729     4,169            125
Garden Apartments
St. Charles, MD

Lancaster Apartments                      484          4,461     4,945          1,481
Garden Apartments
St. Charles, MD

Fox Chase Apartments                      745          7,141     7,886          1,967
Garden Apartments
St. Charles, MD

                        INTERSTATE GENERAL COMPANY L.P.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 1997


        TOTAL CAPITALIZED COSTS AND ACCUMULATED DEPRECIATION (CONTINUED)
                                 (In thousands)



                                                Bldgs. &              Accumulated
Description                        Land       Improvements   Total    Depreciation
-----------                        ----       ------------   -----    ------------

New Forest Apartments              1,229         12,523      13,752      3,050
Garden Apartments
St. Charles, MD

Coachman's Landing Apt.              572          6,408       6,980      1,375
Garden Apartments
St. Charles, MD

Chastleton Apartments              2,630         24,552      27,182      6,735
High Rise Apartments
Washington, D.C.

Essex Village Apts.                2,667         16,548      19,215     14,778
Garden Apartments
Richmond, VA

Alturas Del Senorial                 345          4,324       4,669      2,030
Highrise Apts.
Rio Piedras, PR

Bayamon Gardens                    1,153         12,440      13,593      5,186
Highrise/Garden Apts.
Bayamon, PR

De Diego                             601          6,909       7,510      3,147
Highrise Apts.
Rio Piedras, PR

Monserrate II                        731         11,536      12,267      5,222
Highrise Apts.
Carolina, PR

Santa Juana                          509          6,967       7,476      3,163
Highrise Apts.
Caguas, PR

Torre De Las Cumbres                 466          6,116       6,582      2,827
Highrise Apts.
Rio Piedras, PR

Colinas De San Juan                  900         11,144      12,044      4,775
Highrise Apts.
Carolina, PR

                        INTERSTATE GENERAL COMPANY L.P.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 1997


        TOTAL CAPITALIZED COSTS AND ACCUMULATED DEPRECIATION (CONTINUED)
                                 (In thousands)


                                                   Bldgs. &                Accumulated
Description                          Land       Improvements     Total     Depreciation
-----------                          ----       ------------     -----     ------------

Jardines De Caparra                   546          6,822          7,368       3,105
Garden Apartments
Bayamon, PR

Monserrate I                          543         10,900         11,443       5,128
Highrise Apts.
Carolina, PR

Monte De Oro                          562          5,957          6,519       2,936
Highrise Apts.
Rio Piedras, PR

New Center                            589          6,013          6,602       2,980
Highrise Apts.
San Juan, PR

San Anton                             313          4,293          4,606       2,346
Highrise Apts.
Carolina, PR

Valle Del Sol                         992         14,287         15,279       5,333
Highrise Apts.
Bayamon, PR

Vistas Del Turabo                     354          3,004          3,358       1,141
Highrise Apts.
Caguas, PR

Office Condo                           --            284            284          68
East Whitiland Township
Pennsylvania

Fredericksburg, VA                    158            100            258          24
Model Park 1 Model

Raleigh, NC                            --             81             81          21
2 Models
                                  -------       --------       --------    --------
Total Properties                  $20,130       $226,290       $246,420    $104,886
                                  =======       ========       ========    ========

  NOTE TO TOTAL CAPITALIZED COSTS:

   THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES
   FOR U.S. AND P.R. PROPERTIES IS                         $210,224

                        INTERSTATE GENERAL COMPANY L.P.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 1997


               DATE CONSTRUCTED OR ACQUIRED AND DEPRECIABLE LIVES

                                    Date
                                  Constructed
 Description                      or Acquired       Depreciable Life
----------------------------      -----------    ------------------
Bannister Apartments                 11/30/76          Bldg - 40 Yrs
Garden Apartments                 Constructed   Bldg Equip - 5/7 Yrs
St. Charles, MD

Palmer Apartments                     3/31/80          Bldg - 40 Yrs
Garden Apartments                 Constructed   Bldg Equip - 5/7 Yrs
St. Charles, MD

Brookmont Apartments                  5/18/79          Bldg - 40 Yrs
Garden Apartments                 Constructed   Bldg Equip - 5/7 Yrs
St. Charles, MD

Brookside Gardens Apartments         11/10/94          Bldg - 40 Yrs
Garden Shared Housing             Constructed   Bldg Equip - 5/7 Yrs
St. Charles, MD

Headen Apartments                    10/30/80          Bldg - 40 Yrs
Garden Apartments                 Constructed   Bldg Equip - 5/7 Yrs
St. Charles, MD

Huntington Apartments                 10/7/80          Bldg - 40 Yrs
Garden Apartments                 Constructed   Bldg Equip - 5/7 Yrs
St. Charles, MD

Crossland Apartments                  1/13/78          Bldg - 40 Yrs
Garden Apartments                 Constructed   Bldg Equip - 5/7 Yrs
St. Charles, MD

Terrace Apartments                    11/1/79          Bldg - 40 Yrs
Garden Apartments                 Constructed   Bldg Equip - 5/7 Yrs
St. Charles, MD

Lakeside Apartments                    7/1/96          Bldg - 40 Yrs
Garden Apartments                 Constructed   Bldg Equip - 5/7 Yrs
St. Charles, MD

Lancaster Apartments                 12/31/85          Bldg - 40 Yrs
Garden Apartments                 Constructed   Bldg Equip - 5/7 Yrs
St. Charles, MD

Fox Chase Apartments                  3/31/87          Bldg - 40 Yrs
Garden Apartments                 Constructed   Bldg Equip - 5/7 Yrs
St. Charles, MD

                           INTERSTATE GENERAL COMPANY L.P.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 1997


         DATE CONSTRUCTED OR ACQUIRED AND DEPRECIABLE LIVES (CONTINUED)


                             Date
                             Constructed
Description                  or Acquired        Depreciable Life
-----------                  -----------        ----------------
New Forest Apartments            6/28/88           Bldg - 40 Yrs
Garden Apartments            Constructed    Bldg Equip - 5/7 Yrs
St. Charles, MD

Coachman's Landing Apt.           9/5/89           Bldg - 40 Yrs
Garden Apartments            Constructed    Bldg Equip - 5/7 Yrs
St. Charles, MD

Chastleton Apartments            11/7/86           Bldg - 40 Yrs
High Rise Apartments         Constructed   Bldg Equip - 5/10 Yrs
Washington, D.C.

Essex Village Apts.              1/31/82           Bldg - 40 Yrs
Garden Apartments            Constructed    Bldg Equip - 5/7 Yrs
Richmond, VA

Alturas Del Senorial            11/17/79           Bldg - 40 Yrs
Highrise Apts.               Constructed    Bldg Equip - 5/7 Yrs
Rio Piedras, PR

Bayamon Gardens                   7/6/81           Bldg - 40 Yrs
Highrise/Garden Apts.        Constructed    Bldg Equip - 5/7 Yrs
Bayamon, PR

De Diego                         3/20/80           Bldg - 40 Yrs
Highrise Apts.               Constructed    Bldg Equip - 5/7 Yrs
Rio Piedras, PR

Monserrate II                    1/30/80           Bldg - 40 Yrs
Highrise Apts.               Constructed    Bldg Equip - 5/7 Yrs
Carolina, PR

Santa Juana                       2/8/80           Bldg - 40 Yrs
Highrise Apts.               Constructed    Bldg Equip - 5/7 Yrs
Caguas, PR

Torre De Las Cumbres             12/6/79           Bldg - 40 Yrs
Highrise Apts.               Constructed    Bldg Equip - 5/7 Yrs
Rio Piedras, PR

Colinas De San Juan              3/20/81           Bldg - 40 Yrs
Highrise Apts.               Constructed    Bldg Equip - 5/7 Yrs
Carolina, PR

                          INTERSTATE GENERAL COMPANY L.P.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 1997


         DATE CONSTRUCTED OR ACQUIRED AND DEPRECIABLE LIVES (CONTINUED)

                                Date
                             Constructed
Description                 or Acquired       Depreciable Life
-----------                 -----------       ----------------
Jardines De Caparra               4/1/80          Bldg - 40 Yrs
Garden Apartments            Constructed   Bldg Equip - 5/7 Yrs
Bayamon, PR

Monserrate I                      5/1/79          Bldg - 40 Yrs
Highrise Apts.               Constructed   Bldg Equip - 5/7 Yrs
Carolina, PR

Monte De Oro                     12/1/77          Bldg - 40 Yrs
Highrise Apts.               Constructed   Bldg Equip - 5/7 Yrs
Rio Piedras, PR

New Center                       3/15/78          Bldg - 40 Yrs
Highrise Apts.               Constructed   Bldg Equip - 5/7 Yrs
San Juan, PR

San Anton                       12/10/74          Bldg - 40 Yrs
Highrise Apts.                  Acquired   Bldg Equip - 5/7 Yrs
Carolina, PR

Valle Del Sol                    3/15/83          Bldg - 40 Yrs
Highrise Apts.               Constructed   Bldg Equip - 5/7 Yrs
Bayamon, PR

Vistas Del Turabo               12/30/83          Bldg - 40 Yrs
Highrise Apts.                  Acquired   Bldg Equip - 5/7 Yrs
Caguas, PR

Office Condo                     5/14/90               31.5 Yrs
East Whitiland Township         Acquired
Pennsylvania

Fredericksburg, VA               2/23/90        Bldg 5 - 40 Yrs
Model Park 1 Model              Acquired

Raleigh, NC                      2/23/90        Bldg 5 - 40 Yrs
Model Park 2 Models             Acquired

                        INTERSTATE GENERAL COMPANY L.P.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 1997
                                 (In thousands)

Real Estate at December 31, 1996                                         $   246,552

Additions for 1997:
          Improvements                                                         1,919
          Land                                                                    --
                                                                         -----------
Total Additions                                                                1,919
                                                                         -----------
Deductions for 1997:
          Dispositions                                                         2,051
                                                                         -----------
Total Deductions                                                               2,051
                                                                         -----------

Real Estate at December 31, 1997                                         $   246,420
                                                                         ===========

                        INTERSTATE GENERAL COMPANY L.P.
                                  SCHEDULE III
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                            AS OF DECEMBER 31, 1997
                                 (In thousands)

Accumulated depreciation at December 31, 1996                           $   100,422

Additions for 1997:
          Depreciation expense                                                6,408
                                                                        -----------
Total Additions                                                         $     6,408
                                                                        -----------
Deductions for 1997:
          Dispositions                                                        1,944
                                                                        -----------
Total Deductions                                                              1,944
                                                                        -----------

Accumulated depreciation at December 31, 1997                           $   104,886
                                                                        ===========

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

     None.

                                    PART III


ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS

     The Board of Directors of IGC's managing general partner, Interstate General Management Corporation ("IGMC"), is as follows:

NAME                                        AGE          OFFICE

James J. Wilson                              64   Chairman, Director and Chief
                                                  Executive Officer

J. Michael Wilson                            32   Vice Chairman, Director, Chief
                                                  Financial Officer and
                                                  Secretary

Thomas B. Wilson                             35   Director

Edwin L. Kelly                               56   Director, President and Chief
                                                  Operating Officer

Francisco Arrivi Cros                        50   Director, Senior Vice President

Mark Augenblick                              51   Director

Donald G. Blakeman                           65   Director

Joel H. Cowan                                61   Director

Thomas J. Shafer                             68   Director

The following are the executive officers of IGC:

NAME                                        AGE          OFFICE

James J. Wilson                              64   Chairman and Chief Executive Officer

Mark Augenblick                              51   Vice Chairman

Edwin L. Kelly                               56   President and Chief Operating Officer

J. Michael Wilson                            32   Chief Financial Officer

Francisco Arrivi Cros                        50   Senior Vice President

Paul A. Resnik                               50   Senior Vice President

Eduardo Cruz Ocasio                          51   Vice President

     TERM OF OFFICE. Directors of IGMC are elected annually in April by action of the directors then holding office. Under the IGC Partnership Agreement, IBC has the right to designate one-third of the directors of IGMC as long as IBC continues as a General Partner of IGC. As practicable, an additional one-third are to be persons who are neither affiliates of IGC nor existing officers or employees of IGC, any General Partner or any of their affiliates. The remaining
directors are to be persons who are officers of IGC.   Messrs. Blakeman, Shafer
and Cowan currently serve as the unaffiliated directors. Messrs. James J., J. Michael and Thomas B.

Wilson serve as the IBC director designates. Messrs. Kelly, Arrivi, and Augenblick serve as directors representing IGC officers.

     RELATIONSHIPS. James J. Wilson is the father of J. Michael and Thomas B. Wilson.

     JAMES J. WILSON has been Chairman of the Board of IGMC since its inception in 1986. He also served as its President from 1986-1996. He is the founder of IGC and has been Chief Executive Officer of IGC and its predecessors since its inception in 1957, and was President from 1957-1994. He was named IGC Chairman in 1994. He is the founder of IBC and its predecessors, and has served as IBC's Chairman of the Board and Chief Executive Officer since 1957 and as President from 1957-1994.

     J. MICHAEL WILSON has been a Director of IGMC since December 1996 and was named its Vice Chairman, Chief Financial Officer and Secretary and Chief Financial Officer of the Company in January 1997. He has been President and Chief Operating Officer of IBC since 1994 and a Director since 1991. He served as Vice President of IBC from 1991-1994. He has been a Director of Wilson Securities Corporation since 1991, and President since March 1996. He was Vice President of Wilson Securities Corporation from 1991-1996. He has been Vice President of IWT since 1994.

     THOMAS B. WILSON has been a Director of IGMC since December 1995. He has been a Vice President of IBC since 1994. Since 1994, he has been President of El Comandante Operating Company ("ECOC"), which leases El Comandante race track in Puerto Rico from a subsidiary of Equus. Since January 1, 1998, he is also Chairman, Chief Executive Officer and President of Equus Gaming Company L.P. and Equus Management Company.

     MARK AUGENBLICK became a Director of IGMC and Vice Chairman of the Company in March 1998. Prior to joining the Company, Mr. Augenblick was a partner in the Washington, D.C. law firm, Shaw, Pittman, Potts & Trowbridge.

     EDWIN L. KELLY was named President and Chief Operating Officer of IGMC and IGC in January 1997. He previously served as Senior Vice President and Treasurer of IGC and Senior Vice President of IGMC since their formation in 1986. He has served in various executive positions with IGC and its predecessor companies since 1974, including as a Director of IGMC from 1986-1998.

     DONALD G. BLAKEMAN has been a Director of IGMC since its inception in 1986. He served as Executive Vice President of IGMC and IGC from 1986-1996 and Secretary of IGMC from 1990-1995. He served in various executive positions with IGC and its predecessor companies from 1968-1996. He served as President of Equus and Equus Management Company ("EMC") from February 1996 until his retirement in 1997. He has served as a Director of EMC since its formation in 1994.

     JOEL H. COWAN has been a Director of IGMC since its formation in 1986. He was a Director of IGC's predecessors from 1968-1986. He is President of Cowan & Associates, a real estate investment company he has owned since 1976. Since 1984, he has been Chairman of the Habersham Group, an international business owned by him whose activities include real estate development, trade and merchant banking. From 1993-1996, he was a Director of Continental Airlines, Inc.

     THOMAS J. SHAFER was appointed a Director of IGMC in January 1998. He is a registered Professional Engineer specializing in real estate evaluation and land development. Until his retirement in December 1997, he was a partner of Whitman, Requardt and Associates, LLP, an engineering and architectural firm, since 1976 and its managing partner since 1989. Mr. Shafer serves on the Business Advisory Committee of Mayor Kurt Schmoke of Baltimore and as the President and Chairman of the Board of the Charles Village Community Benefits District and the Charles Village Community Foundation, Inc. Mr. Shafer is a member of the Urban Land Institute, the National Society of Professional Engineers and the American Water Works Association. His firm has provided engineering services to IGC in connection with the St. Charles development for thirty years.

     FRANCISCO ARRIVI CROS has been Senior Vice President of IGC since 1990, Senior Vice President of IGMC since 1991 and President of IGP since 1996. He was named as a director of IGMC in April of 1997. He was Vice President of the Chase Manhattan Bank N.A. in Puerto Rico from 1977-1990, and Manager of its Real Estate Finance Division from 1987-1990.

     PAUL A. RESNIK has been Senior Vice President of IGC since 1993 and Senior Vice President of IGMC since 1989. He served as Vice President of IGC from 1987-1993.

     EDUARDO CRUZ OCASIO has been Vice President of IGMC since June of 1997. He has also been Vice President of IGC since 1991. He has served in various positions with IGC and its predecessor companies since 1971, including Comptroller of IGP from 1977-1990.

ITEM 11. EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following information is furnished with respect to the Chief Executive Officer and each of the other four most highly compensated Executive Officers of the Company (collectively, the "Executive Officers").

                                                                                              Long-Term
                                                                                             Compensation
                                                                                             ------------
                                                        Annual Compensation                     Awards
                                       ----------------------------------------------------  ------------
                                                                                              Securities
                                                                                  Other       Underlying
                                                                                  Annual       Options/         All Other
  Name & Principal                      Year           Salary       Bonus      Compensation      SAR's         Compensation
      Position                                           ($)         ($)          ($) (2)         #                ($) (1)
 ----------------                       ----           -------    ---------    ------------  ------------      ------------
   James J. Wilson                      1997           498,391           --         --              --             10,184
   Chairman & Chief                     1996           499,075           --         --              --              9,492
   Executive Officer                    1995           474,325           --         --              --              9,552

   Francisco Arrivi Cros
   Senior Vice                          1997           227,244           --         --            65,000            9,420
   President                            1996           205,200      100,000         --               --             9,492
                                        1995           190,200           --         --               --             9,552

   Edwin L. Kelly                       1997           223,827           --         --               --            10,184
   President & Chief                    1996           197,367           --         --               --             9,492
   Operating Officer                    1995           181,908           --         --               --             9,552

   Paul Resnik                          1997           168,781           --         --            50,000           10,184
   Senior Vice                          1996           164,800           --         --               --             9,492
   President                            1995           159,033           --         --               --             9,552

   Carlos R. Rodriguez (3)
   Vice President                       1997           133,717           --         --               --             8,101
                                        1996           127,200           --         --               --             7,652
                                        1995           120,200           --         --               --             7,344

        (1)  Reflects IGC's contributions to Retirement Plan discussed below.
        (2) Represents the difference between the price paid for shares of the Company's stock obtained by exercising stock options and the fair market value of the stock at the date of purchase.
        (3) Effective January 1, 1998, Carlos R. Rodriguez became an employee of Equus.

     EMPLOYMENT AGREEMENTS. Mr. Wilson entered into an amended three-year employment agreement with IGC commencing January 1, 1996. Mr. Wilson's agreement provides for a base salary of $473,000, to be modified annually, certain fringe benefits, and death or disability benefits. The agreement may be terminated without cause upon a 90-day written notice, and provides for a severance pay of base salary for the unexpired term of the contract.

     Mr. Kelly entered into an employment agreement with the Company commencing April 1, 1994. The agreement can be terminated without cause upon 90 days notice, and provides for a base salary of $173,000 per year, certain fringe benefits and a severance package for 18 months salary.

     Mr. Arrivi entered into a compensation agreement with IGC on September 13, 1990. The agreement provided for a base salary of $149,000, to be modified annually, a one-time signing bonus of $40,000, certain fringe benefits, death or disability benefits, and a severance package of one-year salary.

     DIRECTORS. Directors of the Managing General Partner that do not receive salaries from the Company or affiliates receive directors' fees established by the Board of Directors of the Managing General Partner. These directors are compensated at a rate of $5,000 per quarter, $1,400 per meeting and out of pocket travel reimbursements for meeting attendance. In 1997, the directors' fees totaled $102,400 all of which were unpaid as of December 31, 1997.

     IBC indemnifies the directors of the Managing General Partner against any liability (including legal fees and expenses) arising out of their serving in such capacities, except for liabilities arising out of the gross negligence or willful misconduct of such directors.

     UNIT OPTIONS AND UNIT APPRECIATION RIGHTS. IGC's employees, including its directors and officers, are eligible to participate in the Unit Incentive Plan (the "Employees Plan"). Under the Employees Plan, a committee composed of the independent directors of IGMC (the "Committee") awards Unit options ("Options") or Unit Appreciation Rights ("Rights") to employees and officers on the basis of their performance. The Rights entitle the holder to receive upon exercise, an amount payable in cash, Class A units of the Company, other property or some combination thereof, as determined by the Committee. The amount received upon exercise is determined based on the excess of the fair market value of the Company's Units on the exercise date, (plus 50% of the fair market value of Equus Units on the exercise date for Rights granted prior to 1995), over the base price of the Right specified in the individual rights agreements. The 1997 activity under these plans for the CEO and most highly compensated officers are summarized on the following tables:

                  UNIT APPRECIATION RIGHTS GRANTED DURING 1997

                                               Percent of
                                               Total Unit
                           Number of          Appreciation
                             Unit            Rights Granted
                          Appreciation         to Employees           Base
                            Rights              in 1997               Price       Expiration
                            Granted               (%)                 ($)            Date
                           ---------        ----------------         --------     ----------
James J. Wilson                   --                    --                --             --
Francisco Arrivi Cros         65,000                    57%            3.125        6/19/07
Edwin L. Kelly                    --                    --                --             --
Paul Resnik                   50,000                    43%            3.125        8/13/07
Carlos R. Rodriguez               --                    --                --             --

                                                  Potential Realizable Value at Assumed
                                                  Annual Rate of Unit Price Appreciation
                                                    for Unit Appreciation Rights Term
                                                  --------------------------------------
                                                       5%                         10%
                                                      ($)                         ($)
                                                  -----------                  ----------
James J. Wilson                                           --                           --
Francisco Arrivi Cros                                127,744                      323,729
Edwin L. Kelly                                            --                           --
Paul Resnik                                           37,181                      151,757
Carlos R. Rodriguez                                       --                           --

     The Rights granted became exercisable evenly over a five year period beginning on the grant date. However, in the event of a publicly announced agreement to dispose of all or substantially all of the assets of the Company, all Rights become immediately exercisable. The Rights are also subject to appropriate adjustments to be determined in the event of any subdivision, reorganization, consolidation or merger of the Company.

          AGGREGATED OPTION/UNIT APPRECIATION RIGHTS EXERCISES IN 1997 AND DECEMBER 31, 1997 OPTION/UNIT APPRECIATION RIGHTS VALUES

                                                              Number of
                                                              Securities       Value of
                                                              Underlying       Unexercised
                                                             Unexercised       in-the-money
                                                               Options         Options and
                                                               and Unit            Unit
                                                             Appreciation      Appreciation
                                                              Rights at          Rights at
                                                             December 31,      December 31,
                                                                 1997              1997
                                                           ----------------   ---------------
                                   Units        Value        Exercisable/      Exercisable/
                                Acquired On    Realized      Unexercisable     Unexercisable
   Name                          Exercise (#)    ($)              (#)               ($)
---------------------           -------------  --------      -------------     -------------
James J. Wilson                           --       --                --/--             --/--
Francisco Arrivi Cros                     --       --        15,000/75,000    19,680/115,105
Edwin L. Kelly                            --       --        24,000/16,000     31,488/20,992
Paul Resnik                               --       --             0/50,000          0/78,450
Carlos R. Rodriguez                       --       --          2,880/1,920       3,779/2,519


     LONG-TERM INCENTIVE PLAN. IGC has established an incentive compensation plan (the "Profit Sharing Plan") pursuant to which IGC awards annual cash bonuses to officers and employees in reasonable amounts reflecting their contributions to the Company. The persons to receive bonuses and the amounts of such bonuses are approved by the unaffiliated directors of IGMC. Under the Profit Sharing Plan, a portion of each bonus, keyed by the compensation committee to a percentage of the employees' salary, is contributed on behalf of the employee to the retirement plan discussed below. No contributions were made to the Profit Sharing Plan during 1997, 1996 or 1995.

     RETIREMENT PLAN. IGC maintains a retirement plan (the "Retirement Plan") for eligible employees of the Company. Employees are generally eligible to participate when they complete one year of service. Contributions to the Retirement Plan in 1997, 1996 and 1995 were in amounts equal to 4% of base salaries and wages not in excess of the U.S. Social Security taxable wage base, and 8% of salaries (limited to $150,000) that exceeded that wage base. Additional contributions to the Retirement Plan are made pursuant to the Profit Sharing Plan.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN UNITHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding the Units that were beneficially owned on March 1, 1998 (i) by each person who is known by the general partners to beneficially own more than 5% of the outstanding units of the Company, (ii) by named executive officers of a general partner, and (iii) by all executive officers of the Company and directors of the general partners as a group. Except where noted, the address for the beneficial owner is 222 Smallwood Village Center, St. Charles, Maryland, 20602.


                                                         Beneficial Ownership (1)
                                                         ------------------------
                                                          Number of
Name of Beneficial Owner                                  IGC Units       Percent
------------------------                                 ------------------------
James J. Wilson (2)                                         30,679           .3

Edwin L. Kelly                                             111,214         1.07

Francisco Arrivi Cros (3)                                   10,000           .1

Paul Resnik                                                 10,000           .1

Carlos Rodriguez (3)                                         6,000          .06

All executive officers of IGC
and directors of IGMC as a group
(12 persons) (3)(4)                                        973,828         9.41

Bessemer Interstate Corporation
245 Peachtree Center Avenue #804
Atlanta, GA  30303                                         522,208         5.05

Interstate Business Corporation
222 Smallwood Village Center
St. Charles, MD  20602                                   3,080,515        29.77

Wilson Securities Corporation
222 Smallwood Village Center
St. Charles, MD  20602                                   1,172,203        11.33

      (1) The beneficial ownership of Units is determined on the basis of Units directly and indirectly owned by executive officers of IGC and directors of IGMC and Units to be issued to IGC officers under options which are exercisable within the next 60 days.

      (2)  Includes 100 IGC Units (0%) held by his wife, Barbara A. Wilson.

      (3) Includes IGC Units subject to options exercisable under the IGC Employees and Directors Plans of 10,000 and 6,000 for Francisco Arrivi Cros and Carlos Rodriguez, respectively.

      (4) Includes 42,700 IGC Units (.42%) attributable to Units held by Wilson Family Limited Partnership, a partnership for which James M. Wilson serves as a general partner.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The information responding to this item appears in Note 5 to the Company's Consolidated Financial Statements included in Item 8 of this report.

                                    PART IV

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS
          ON FORM 8-K

(a)  1.   FINANCIAL STATEMENTS

          The following financial statements of Interstate General Company L.P. are contained herein:

               Report of Independent Public Accountants

               Consolidated Statements of Income for the years ended December 31, 1997, 1996 and 1995

               Consolidated Balance Sheets as of December 31, 1997 and 1996

               Consolidated Statements of Changes in Partners' Capital for the years ended December 31, 1997, 1996 and 1995

               Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995

               Notes to Consolidated Financial Statements for the years ended December 31, 1997, 1996 and 1995

     2.   FINANCIAL STATEMENT SCHEDULES

          The following financial statements schedules are contained herein:

               Report of Independent Public Accountants

               Schedule III -- Real Estate and Accumulated Depreciation

     3.   EXHIBITS

          Exhibits required by Securities and Exchange Commission Section 601 of Regulation S-K.

Exhibit
   No.              Description of Exhibit                        Reference
-------      -----------------------------------------    --------------------------

3(a)         Third Amended and Restated Agreement of      Exhibit 3(a) to Amendment
             Limited Partnership of Interstate General    No. 3 to Registration
             Company L.P.                                 Statement No. 33-10636 on
                                                          Form S-1, filed February
                                                          11, 1987 (Form "S-1")

 (b)         First Amendment to Third Amended and         Exhibit 3(b) to 1987 10-K
             Restated Agreement of Limited Partnership
             of Interstate General Company L.P.

 (c)         Second Amendment to Third Amended and        Exhibit 3(c) to 1988 10-K
             Restated Agreement of Limited Partnership
             of Interstate General Company L.P.

 (d)         Amended and Restated Certificate of          Exhibit 3(b) to Form S-1
             Limited Partnership of Interstate
             General Company L.P.

 (e)         Certificate of Incorporation of              Exhibit 3(c) to Form S-1
             Interstate General Management Corporation

 (f)         Bylaws of Interstate General Management      Exhibits 3(d) and 3(1) to
             Corporation, as amended                      Form S-1

 (g)         Certificate of Incorporation of              Exhibit 3(g) to Form S-1
             Interstate Business Corporation
             (formerly Interstate St. Charles, Inc.)
             as amended

 (h)         Bylaws of Interstate Business Corporation    Exhibit 3(h) to Form S-1
             (formerly Interstate St. Charles, Inc.)
             as amended February 4, 1986

 (i)         Amendment to Bylaws of Interstate            Exhibit 3(i) to 1988 10-K
             General Management Corporation dated
             November 10, 1988

4(a)         Form of beneficial assignment                Exhibit 4(a) to Form S-1
             certificate representing Units

 (b)         Form of certificate evidencing limited       Exhibit 4(b) to Form S-1
             partnership interest

 (c)         Certificate of Incorporation of              Exhibit 4(c) to Form S-1
             Interstate Management Title Company
             dated September 19, 1986

 (d)         Bylaws of Interstate Management Title        Exhibit 4(d) to Form S-1
             Company dated September 25, 1986



  (e)        Amendment to Certificate of Incorporation    Exhibit 4(e) to Form S-1
             of Interstate Management Title Company
             dated December 31, 1986

10.          Material Contracts

 (a)         Employment Agreement with                    Exhibit 10(a) to Form 10-Q
             Edwin L. Kelly                               for the quarter ended
                                                          June 30, 1994

 (b)         Amendment to Employment Agreement between    Exhibit 10(a) to Form 10-Q
             Interstate General Company L.P. and          for the quarter ended
             Edwin L. Kelly dated May 20, 1994            June 30, 1995

 (c)         Second Amendment to Employment Agreement     Exhibit 10(b) to Form 10-Q
             between Interstate General Company L.P.      for the quarter ended
             and Edwin L. Kelly dated May 20, 1994        June 30, 1996

 (d)         Third Amendment to Employment Agreement      Exhibit 10(l) to 1996 10-K
             between Interstate General Company L.P.
             and Edwin L. Kelly dated May 20, 1994

 (e)         Employment Agreement between Interstate      Exhibit 10(j) to 1995 10-K
             General Company L.P. and James J. Wilson
             dated January 15, 1996

 (f)         Employment Agreement between Interstate      Exhibit 10(a) to Form 10-Q
             Waste Technologies, Inc. and Francis C.      for the quarter ended
             Campbell dated September 1, 1996             September 30, 1996

 (g)         Employment Agreement between Interstate      Filed herewith
             General Company L.P. and Mark Augenblick
             dated March 11, 1998

 (h)         Indemnity Agreement among Interstate         Exhibit 10(f) to Form S-1
             General Business Corporation, Interstate
             St. Charles, Inc. and each director and
             officer of Interstate General
             Management Corporation

 (i)         Unit Incentive Plan for Directors,           Exhibit 10(i) to 1994 10-K
             Amended and Restated, dated
             March 17, 1995

 (j)         Unit Incentive Plan for Employees,           Exhibit 10(j) to 1994 10-K
             Amended and Restated, dated
             March 17, 1995

 (k)         Amended and Restated Certificate and         Exhibit 10(11) to Form S-1
             Agreement of Limited Partnership of
             St. Charles Associates Limited
             Partnership dated March 14, 1985

 (l)         Amended and Restated Certificate and         Exhibit 10(j) to Form S-1
             Agreement of Limited Partnership of
             Interstate General Properties Limited
             Partnership dated December 31, 1986




 (m)         Second Amended and Restated Certificate      Exhibit 10(kk) to Form S-1
             and Agreement of Limited Partnership of
             Interstate General Properties Limited
             Partnership dated as of December 31, 1986

 (n)         Fourth Amendment to Second Amendment         Exhibit 10(lll) to
             and Restated Certificate and Agreement       1991 10-K
             of Interstate General Properties
             Limited Partnership S.P., dated
             June 29, 1981

 (o)         Fifth Amendment to Second Amendment and      Exhibit 10(mmm) to
             Restated Certificate and Agreement of        1991 10-K
             Interstate General Properties Limited
             Partnership S.P., dated June 29, 1981

 (p)         Third Amended and Restated Certificate       Exhibit 10(kk) to
             and Agreement of Limited Partnership of      1989 10-K
             Interstate General Properties Limited
             Partnership dated as of December 31, 1986

 (q)         Partnership agreement for Fox Chase          Exhibit 10(p) to Form S-1
             Apartments General Partnership as
             amended January 29, 1986

 (r)         Amendment to Partnership Agreement for       Exhibit 10(mm) to Form S-1
             Fox Chase Apartments General Partnership
             dated February 10, 1987

 (s)         Withdrawal, Mutual Release and               Exhibit 10(q) to 1993 10-K
             Indemnification Agreement and Amendment
             to Fox Chase General Partnership Agreement
             dated August 20, 1993

 (t)         Partnership agreement for Wakefield Third    Exhibit 10(r) to Form S-1
             Age Associates Limited Partnership dated
             July 1, 1985

 (u)         Partnership agreement for Wakefield          Exhibit 10(t) to Form S-1
             Terrace Associates Limited Partnership
             dated July 1, 1985

 (v)         Partnership agreement for Headen House       Exhibit 10(v) to Form S-1
             Associates Limited Partnership dated
             July 1, 1985

 (w)         Partnership agreement for Palmer             Exhibit 10(w) to Form S-1
             Apartments Associates Limited
             Partnership dated July 1, 1985

 (x)         Partnership agreement for Chastleton         Exhibit 10(dd) to Form S-1
             Apartments Associates dated May 1, 1986

 (y)         Partnership agreement for New Forest         Exhibit 10(ff) to Form S-1
             Apartments General Partnership dated
             November 18, 1986

(z)          First Amendment to the General               Exhibit 10(ii) to
             Partnership Agreement of New Forest          1988 10-K
             Apartments General Partnership dated
             February 24, 1987

 (aa)        Second Amendment to the General              Exhibit 10(hh) to
             Partnership Agreement of New Forest          1988 10-K
             Apartments General Partnership dated
             December 19, 1988

 (bb)        Withdrawal, Mutual Release and               Exhibit 10(z) to 1993 10-K
             Indemnification Agreement and Amendment
             to New Forest Apartments General
             Partnership Agreement dated
             August 20, 1993

 (cc)        Limited Partnership Agreement and            Exhibit 10(zz) to
             Amended and Restated Limited Partnership     1988 10-K
             Certificate of Coachman's Limited
             Partnership dated June 2, 1988

 (dd)        Management Services Agreements between       Exhibit 10(k) to Form S-1
             Interstate General Properties Limited
             Partnership and National General
             Corporation (3 separate agreements)

 (ee)        Property Management Agreement between        Exhibit 10(oo) to Form S-1
             National General Corporation and
             Interstate General Corporation and
             Interstate General Properties Limited
             Partnership as amended March 30, 1986

 (ff)        Management service agreement between         Exhibit 10(jj) to
             Interstate General Company L.P. and          1989 10-K
             Coachman's Limited Partnership dated
             May 2, 1988

 (gg)        Amendment to Management Service              Exhibit 10(hh) to
             Agreement between Interstate General         1993 10-K
             Company L.P. and Coachman's Limited
             Partnership dated January 1, 1993

 (hh)        Management Agreement by and between          Exhibit 10(zzzz) to
             Interstate Properties and Interstate         1992 10-K
             St. Charles, Inc. (El Monte), dated
             January 5, 1987

 (ii)        First Amendment to Management Agreement      Exhibit 10(aaaaa) to
             by and between Interstate Properties and     1992 10-K
             Interstate Business Corporation (El Monte),
             dated January 4, 1988

 (jj)        Second Amendment to Management Agreement     Exhibit 10(bbbbb) to
             by and between Interstate Properties and     1992 10-K
             Interstate Business Corporation (El Monte),
             dated December 31, 1992

(kk)         Management Agreement by and between          Exhibit 10(ccccc) to
             Interstate General Properties and            1992 10-K
             Interstate St. Charles, Inc. (Santa Maria
             Shopping Center), dated January 5, 1987

 (ll)        First Amendment to Management Agreement      Exhibit 10(ddddd) to
             by and between Interstate General            1992 10-K
             Properties Limited Partnership and
             Interstate Business Corporation (Santa
             Maria Shopping Center), dated
             January 4, 1988

 (mm)        Second Amendment to Management Agreement     Exhibit 10(eeeee) to
             by and between Interstate General            1992 10-K
             Properties Limited Partnership S.E. and
             Interstate Business Corporation and
             Santa Maria Associates S.E., dated
             December 28, 1990

 (nn)        Two (2) Property management agreements       Exhibit 10(aa) to Form S-1
             between Interstate General Properties
             Limited Partnership and Capitol Park
             Associates as amended December 31, 1984

 (oo)        Lease for office space between Interstate    Exhibit 10(r) to Form S-1
             General Business Corporation and
             Smallwood Village Associates Limited
             Partnership dated May 21, 1981

 (pp)        Lease for office space between Interstate    Exhibit 10(m) to Form S-1
             General Business Corporation and
             Smallwood Village Associates Limited
             Partnership dated June 15, 1981

 (qq)        Lease Amendment to Lease for commercial      Exhibit 10(c) to Form 10-Q
             space between Smallwood Village Associates   for the quarter ended
             and Interstate General Company L.P.          September 30, 1995
             dated October 1, 1991

 (rr)        Lease Amendment II to Lease for commercial   Exhibit 10(d) to Form 10-Q
             space between Smallwood Village Associates   for the quarter ended
             and Interstate General Company L.P.          September 30, 1995
             dated September 5, 1995

 (ss)        Store Lease between Interstate General       Exhibit 10(fff) to
             Business Corporation and Smallwood           1991 10-K
             Village Associates Limited Partnership
             dated April 1, 1988

 (tt)        Store Lease between Smallwood Village        Exhibit 10(e) to Form 10-Q
             Associates and Interstate General            for the quarter ended
             Company L.P. dated December 1, 1987          September 30, 1995

 (uu)        Lease Amendment to Store Lease between       Exhibit 10(f) to Form 10-Q
             Smallwood Village Associates and             for the quarter ended
             Interstate General Company L.P. dated        September 30, 1995
             February 1, 1989




 (vv)        Lease Amendment II to Store Lease            Exhibit 10(g) to Form 10-Q
             between Smallwood Village Associates         for the quarter ended
             and Interstate General Company L.P.          September 30, 1995
             dated December 1, 1992

 (ww)        Lease Amendment III to Store Lease           Exhibit 10(h) to Form 10-Q
             between Smallwood Village Associates         for the quarter ended
             and Interstate General Company L.P.          September 30, 1995
             dated September 30, 1994

 (xx)        Lease Amendment IV to Store Lease            Exhibit 10(i) to Form 10-Q
             between Smallwood Village Associates         for the quarter ended
             and Interstate General Company L.P.          September 30, 1995
             dated September 5, 1995

 (yy)        Office Lease between Smallwood Village       Exhibit 10(a) to Form 10-Q
             Associates and Interstate General Company    for the quarter ended
             L.P. for Smallwood Village Center dated      September 30, 1995
             August 25, 1995

 (zz)        Amendment to Office Lease between            Exhibit 10(b) to Form 10-Q
             Smallwood Village Associates and             for the quarter ended
             Interstate General Company L.P. for          September 30, 1995
             Smallwood Village Center dated
             September 5, 1995

 (aaa)       Fourth Amendment to Interstate General       Exhibit 10(yyyy) to
             Company L.P. Retirement Plan, dated          1992 10-K
             July 1, 1992

 (bbb)       Fifth Amendment to Interstate General        Exhibit 10(b) to Form 10-Q
             Company L.P. Retirement Plan dated           for the quarter ended
             June 5, 1995                                 June 30, 1995

 (ccc)       Agreement Regarding Partnership Interest     Exhibit 10(nn) to Form S-1
             in Chastleton Apartment Associates
             dated January, 1987

 (ddd)       Stockholders Agreement among Interstate      Exhibit 10(pp) to Form S-1
             and certain stockholders of Interstate
             St. Charles, Inc. dated as of
             December 1, 1986

 (eee)       License Agreement between Interstate         Exhibit 10(qq) to Form S-1
             General Company L.P., Interstate
             General Business Corporation and
             Interstate St. Charles, Inc., dated
             as of December 31, 1986

 (fff)       Amendment to License Agreement between       Exhibit 10(rr) to Form S-1
             Interstate General Company L.P.,
             Interstate General Business Corporation
             and Interstate General Company L.P.,
             dated as of February 9, 1987

(ggg)        Unitholders Agreement among Interstate       Exhibit 10(ss) to Form S-1
             General Business Corporation, Interstate
             St. Charles, Inc., and Interstate
             Properties Trust dated as of
             February 9, 1987

 (hhh)       Agreement dated March 15, 1990 among         Exhibit 10(ddd) to
             Interstate General Company L.P.,             1990 10-K
             Interstate Business Corporation and
             Interstate General Properties

 (iii)       Management service agreement between         Exhibit 10(ee) to Form S-1
             Interstate General Business Corporation      Amendment Exhibit 10(ee)
             and Chastleton Apartments Associates         to 1989 10-K
             as amended February 26, 1987

 (jjj)       Amendment to February 26, 1987               Exhibit 10(bbb) to
             Management Service Agreement between         1993 10-K
             Interstate General Business Corporation
             and Chastleton Apartment Associates
             dated January 1, 1993

 (kkk)       Property management agreement between        Exhibit 10(z) to Form S-1
             Interstate General Properties Limited        Amendment Exhibit 10(z) to
             Partnership and G.L. Limited Partnership     1989 10-K
             as amended September 30, 1985 and as
             amended March 1, 1989

 (lll)       Amendment to Property Management             Exhibit 10(ddd) to
             Agreement between Interstate General         1993 10-K
             Properties Limited Partnership and
             G. L. Limited Partnership dated
             January 1, 1993

(mmm)        Warrant Agreement between HDA Management     Exhibit 10.3 to the S-4
             Corporation, Housing Development
             Associates S.E. and Banco Popular De
             Puerto Rico as Warrant Agent dated
             December 15, 1993

(nnn)        Limited Partnership Agreement of Equus       Exhibit 10(d) to Form 10-Q
             Gaming Company L.P. dated August 1, 1994     for the quarter ended
                                                          June 30, 1994

(ooo)        First Amendment to the Limited               Exhibit 10(e) to Form 10-Q
             Partnership Agreement of Equus Gaming        for the quarter ended
             Company L.P. dated August 1, 1994            June 30, 1994

(ppp)        Second Amendment to the Limited              Exhibit 10(f) to Form 10-Q
             Partnership Agreement of Equus Gaming        for the quarter ended
             Company L.P. dated August 1, 1994            June 30, 1994

(qqq)        Third Amendment to the Limited               Exhibit 3.4 to
             Partnership Agreement of Equus Gaming        to Registration Statement
             Company L.P.                                 on Form S-11 of Equus
                                                          Gaming Company L.P.
                                                          Registration # 33-82750
                                                          (the "Equus S-11")




(rrr)        Registration Rights Agreement with           Exhibit 10.4 to the S-4
             respect to the Warrants dated
             December 15, 1993, among HDAMC, HDA,
             Oppenheimer & Co., Inc. and The
             Argosy Securities Group L.P.

(sss)        Amended and Restated Management              Exhibit 10.6 to the S-4
             Agreement dated December 15, 1993,
             between Interstate General Properties
             Limited Partnership S.E. ("IGP") and
             HDA

(ttt)        Master Support and Services Agreement        Exhibit 10.20 to the
             dated December 9, 1994, between IGC          Equus S-11
             and Equus Gaming Company L.P.

(uuu)        Consulting Agreement dated December 15,      Exhibit 10.21 to the
             1993, between El Comandante Operating        Equus S-11
             Company and Interstate General
             Properties Limited Partnership

(vvv)        Amended and Restated Registration Rights     Exhibit 10.29 to the
             Agreement with Respect to the Warrants       Equus S-11
             dated December 12, 1994, among HDAMC,
             HDA, Oppenheimer & Co., Inc., the
             Argosy Securities Group L.P. and Equus
             Gaming Company L.P.

(www)        Agreement of Purchase and Sale between       Exhibit 10(dddd) to
             Interstate General Company L.P. and          1994 10-K
             Interstate Business Corporation dated
             December 30, 1994 for the Partnership
             Interests in:
             New Forest Apartments General Partnership
             Headen House Associates Limited Partnership
             Fox Chase Apartments General Partnership
             Palmer Apartments Associates
             Wakefield Terrace Associates
             Wakefield Third Age Associates

(xxx)        Agreement of Purchase and Sale between       Exhibit 10(a) to Form 10-Q
             Interstate Business Corporation and          for the quarter ended
             Interstate General Company L.P. dated        June 30, 1996
             June 12, 1996 for the Partnership
             Interests in:
             Wakefield Terrace Associates
             Wakefield Third Age Associates
             Palmer Apartments Associates
             Headen House Associates Limited Partnership

(yyy)        Agreement of Purchase and Sale between       Exhibit 10(c) to Form 10-Q
             A.P.S. Associates Limited Partnership,       for the quarter ended
             Interstate General Company L.P. and          June 30, 1996
             St. Charles Associates L.P. dated
             April 3, 1996

(zzz)        Agreement between H&C Trading, LLC and       Exhibit 10(d) to Form 10-Q
             Interstate General Company L.P. dated        for the quarter ended
             August 6, 1996                               June 30, 1996

(aaaa)       Agreement of Sale between Land Development   Exhibit 10(j) to Form 10-Q
             Associates S.E. and Twenty First Century     for the quarter ended
             Homes S.E. dated September 8, 1995           September 30, 1995

(bbbb)       Option Agreement between Land Development    Exhibit 10(k) to Form 10-Q
             Associates S.E. and Compri Caribe            for the quarter ended
             Hospitality Corp. dated March 31, 1995       September 30, 1995

(cccc)       Amendment to Option Agreement between        Exhibit 10(l) to Form 10-Q
             Land Development Associates S.E. and         for the quarter ended
             Compri Caribe Hospitality Corp. dated        September 30, 1995
             November 13, 1995

(dddd)       Real Estate Sales Contract between           Exhibit 10(c) to Form 10-Q
             American Family Homes, Inc. and              for the quarter ended
             Interstate Business Corporation dated        September 30, 1996
             September 30, 1996

(eeee)       Real Estate Sales Contract between           Exhibit 10(ggggg) to 1996
             American Family Homes, Inc. and              10-K
             Darby Station Limited Partnership,
             Interstate Business Corporation, General
             Partner dated December 20, 1996

(ffff)       Control Transfer Agreement dated             Exhibit 10(hhhhh) to 1996
             December 31, 1996 and Amendment to           10-K
             Control Transfer Agreement dated
             March 25, 1997 between Interstate
             Business Corporation, Interstate
             General Company L.P., Interstate
             General Properties Limited Partnership
             S.E., Housing Development Associates
             S.E., Equus Management Company and
             Equus Gaming Company L.P.

(gggg)       Amendment to Control Transfer Agreement      Filed herewith
             dated December 19, 1997 between
             Interstate Business Corporation,
             Interstate General Company L.P.,
             Interstate General Properties Limited
             Partnership S.E., Housing Development
             Associates S.E., Equus Management Company
             and Equus Gaming Company L.P.

(hhhh)       Compensation Agreement with                  Exhibit 10(iiiii) to 1996
             Francisco Arrivi dated September 13, 1990    10-K

(iiii)       Real Estate Sales Contract between           Exhibit 10(a) to Form 10-Q
             American Family Homes, Inc. and Deer         for the quarter ended
             Valley Limited Liability Company dated       June 30, 1997
             June 30, 1997

(jjjj)       Agreement of Purchase and Sale between       Exhibit 10(b) to Form 10-Q
             Interstate Business Corporation and          for the quarter ended
             Interstate General Company L.P. dated        June 30, 19
             June 30, 1997 for the Partnership
             Interest in Coachman's Limited Partnership

(kkkk)       Amendment to Agreement of Purchase and       Filed herewith
             Sale between Interstate General Company
             L.P. and Interstate Business Corporation
             dated December 31, 1997 for the Partnership
             Interest in Coachman's Limited Partnership

(llll)       Agreement of Purchase and Sale between       Exhibit 10(c) to Form 10-Q
             A.P.S. Associates Limited Partnership        for the quarter ended
             and Interstate General Company L.P.          June 30, 1997
             dated June 30, 1997

(mmmm)       Master Loan Agreement dated as of            Exhibit 10(a) to Form 10-Q
             August 1, 1997 by and among Interstate       for the quarter ended
             General Company L.P. and American Community  September 30, 1997
             Properties Trust, St. Charles Community,
             LLC and Banc One Capital Partners IV, Ltd.

(nnnn)       Agreement between Interstate General         Filed herewith
             Company L.P., Interstate General
             Properties Limited Partnership S.E.,
             Equus Gaming Company L.P., Equus Management
             Company and Housing Development
             Associates S.E. dated December 16, 1997

(oooo)       Agreement to Retire Partnership Interest     Filed herewith
             of Interstate General Company L.P. in
             Equus Gaming Company L.P. dated
             December 30, 1997

(pppp)       Guaranty dated December 30, 1997 between     Filed herewith
             Equus Management Company and Interstate
             General Company L.P.

21.          List of Subsidiaries of Interstate           Filed herewith
             General Company L.P.

(b)          Reports on Form 8-K

                  None

(c)          Exhibits

                  See (a) 2, above.

(d)          Financial Statement Schedules

                  See (a) 2, above.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, there-unto duly authorized.

                                      INTERSTATE GENERAL COMPANY L.P.

                                      By:  Interstate General Management
                                           Corporation
                                           Managing General Partner


Dated:  March 31, 1998                By:  /s/ James J. Wilson
      ------------------                   --------------------------
                                           James J. Wilson
                                           Chairman and Chief
                                           Executive Officer

Dated:  March 31, 1998                By:  /s/ J. Michael Wilson
      -------------------                  ---------------------------
                                           J. Michael Wilson
                                           Vice Chairman, Chief Financial
                                           Officer and Director

Dated:  March 31, 1998                By:  /s/ Cynthia L. Hedrick
      --------------------                 ---------------------------
                                          Cynthia L. Hedrick
                                          Vice President and Controller



Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

  SIGNATURE                             TITLE                     DATE
  ---------                   -------------------------          ------

/s/ James J. Wilson                                         March 31, 1998
-------------------------     Chairman, Chief Executive     ---------------
James J. Wilson               Officer and Director


/s/ Edwin L. Kelly                                          March 31, 1998
-------------------------     President, Chief Operating    ---------------
Edwin L. Kelly                Officer and Director


/s/ J. Michael Wilson                                       March 31, 1998
-------------------------     Vice Chairman, Chief          ---------------
J. Michael Wilson             Financial Officer
                              and Director

/s/ Mark Augenblick                                         March 31, 1998
-------------------------     Vice Chairman and             ---------------
Mark Augenblick               Director

  SIGNATURE                             TITLE                     DATE
  ---------                   -------------------------          ------


/s/ Francisco Arrivi Cros                                   March 31, 1998
-------------------------     Senior Vice President         ---------------
Francisco Arrivi Cros         and Director


/s/ Donald G. Blakeman                                      March 31, 1998
----------------------        Director                      ---------------
Donald G. Blakeman


/s/ Thomas J. Shafer                                        March 31, 1998
----------------------        Director                      ---------------
Thomas J. Shafer


/s/ Joel H. Cowan                                           March 31, 1998
----------------------        Director                      ---------------
Joel H. Cowan



----------------------        Director                      ---------------
Thomas B. Wilson